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                                                                   EXHIBIT 10.15

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                                CREDIT AGREEMENT

                                  dated as of

                                February 5, 2004

                                     among

                    ASHFORD HOSPITALITY LIMITED PARTNERSHIP,
                                  as Borrower,

                        ASHFORD HOSPITALITY TRUST, INC.,
                        ASHFORD OP GENERAL PARTNER LLC,
                        ASHFORD OP LIMITED PARTNER LLC,
                          ASHFORD TRS CORPORATION, and
                 THE BORROWING BASE SUBSIDIARIES PARTY HERETO,
                                 as Guarantors,

                           THE LENDERS PARTY HERETO,

                        CREDIT LYONNAIS NEW YORK BRANCH,
                     as Administrative Agent and Sole Lead
                           Arranger and Book Manager,

                                      and

                      MERRILL LYNCH CAPITAL, a division of
                Merrill Lynch Business Financial Services, Inc.,
                              as Syndication Agent

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                               TABLE OF CONTENTS

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                                                                                                   Page
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
ARTICLE I Definitions........................................................................        1
              SECTION 1.01.    Defined Terms.................................................        1
              SECTION 1.02.    Classification of Loans and Borrowings........................       28
              SECTION 1.03.    Terms Generally...............................................       29
              SECTION 1.04.    Accounting Terms; GAAP........................................       29

ARTICLE II The Credits.......................................................................       29
              SECTION 2.01.    Commitments...................................................       29
              SECTION 2.02.    Loans and Borrowings..........................................       30
              SECTION 2.03.    Requests for Revolving Borrowings.............................       30
              SECTION 2.04.    Swingline Loans...............................................       31
              SECTION 2.05.    Letters of Credit.............................................       33
              SECTION 2.06.    Funding of Borrowings.........................................       36
              SECTION 2.07.    Interest Elections............................................       37
              SECTION 2.08.    Termination and Reduction of Commitments......................       38
              SECTION 2.09.    Increase in the Aggregate Commitments.........................       38
              SECTION 2.10.    Repayment of Loans; Evidence of Debt..........................       40
              SECTION 2.11.    Prepayment of Loans...........................................       42
              SECTION 2.12.    Fees..........................................................       43
              SECTION 2.13.    Interest......................................................       44
              SECTION 2.14.    Alternate Rate of Interest....................................       45
              SECTION 2.15.    Increased Costs...............................................       45
              SECTION 2.16.    Break Funding Payments........................................       46
              SECTION 2.17.    Taxes.........................................................       47
              SECTION 2.18.    Mitigation of Specified Obligations; Limitation on Claims.....       48
              SECTION 2.19.    Payments Generally; Pro Rata Treatment; Sharing of Set-offs...       48
              SECTION 2.20.    Accounts......................................................       50

ARTICLE III Representations and Warranties...................................................       56
              SECTION 3.01.    Existence and Power...........................................       56
              SECTION 3.02.    Authorization; No Contravention...............................       57
              SECTION 3.03.    Binding Effect................................................       57
              SECTION 3.04.    Financial Information.........................................       57
              SECTION 3.05.    Litigation....................................................       58
              SECTION 3.06.    Compliance with ERISA.........................................       58
              SECTION 3.07.    Taxes.........................................................       58
              SECTION 3.08.    Environmental Compliance......................................       58
              SECTION 3.09.    Properties....................................................       60
              SECTION 3.10.    Compliance with Laws and Agreements...........................       61
              SECTION 3.11.    Defaults......................................................       62
              SECTION 3.12.    Offsets and Defenses..........................................       62

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
              SECTION 3.13.    Investment and Holding Company Status.........................       62
              SECTION 3.14.    Full Disclosure...............................................       62
              SECTION 3.15.    Security Interest and Liens...................................       62
              SECTION 3.16.    Liens on Ownership Interests..................................       63
              SECTION 3.17.    Solvency......................................................       63
              SECTION 3.18.    Use of Proceeds...............................................       63
              SECTION 3.19.    Subsidiaries..................................................       63
              SECTION 3.20.    Federal Reserve Regulations...................................       63
              SECTION 3.21.    Foreign Person................................................       64
              SECTION 3.22.    Control Person................................................       64
              SECTION 3.23.    Name; Principal Place of Business.............................       64
              SECTION 3.24.    Patriot Act...................................................       64

ARTICLE IV Conditions; Security and Collateral...............................................       65
              SECTION 4.01.    Effective Date................................................       65
              SECTION 4.02.    Each Credit Event.............................................       67
              SECTION 4.03.    Inclusion and Removal of Hotels from Borrowing Base...........       69

ARTICLE V Affirmative Covenants..............................................................       75
              SECTION 5.01.    Information...................................................       75
              SECTION 5.02.    Payment of Obligations........................................       77
              SECTION 5.03.    Maintenance of Property; Insurance............................       77
              SECTION 5.04.    Compliance with Laws and Documents............................       78
              SECTION 5.05.    Inspection of Property, Books and Records.....................       79
              SECTION 5.06.    Use of Proceeds...............................................       79
              SECTION 5.07.    Environmental Matters.........................................       79
              SECTION 5.08.    Taxes.........................................................       79
              SECTION 5.09.    Security Interests............................................       80
              SECTION 5.10.    Existence; Conduct of Business................................       80
              SECTION 5.11.    Litigation and Other Notices..................................       80
              SECTION 5.12.    Additional Grantors and Guarantors............................       81
              SECTION 5.13.    Further Assurances............................................       81
              SECTION 5.14.    Appraisal Expense.............................................       81
              SECTION 5.15.    Supplemental Disclosures......................................       81

ARTICLE VI Negative Covenants................................................................       82
              SECTION 6.01.    Indebtedness..................................................       82
              SECTION 6.02.    Liens.........................................................       83
              SECTION 6.03.    Fundamental Changes...........................................       83
              SECTION 6.04.    Investments, Loans, Advances, Guarantees and Acquisitions.....       84
              SECTION 6.05.    Restricted Payments...........................................       85
              SECTION 6.06.    Swap Agreements...............................................       85
              SECTION 6.07.    Transactions with Affiliates..................................       85
              SECTION 6.08.    Modification of Documents.....................................       85
              SECTION 6.09.    Negative Pledges, etc.........................................       86

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
              SECTION 6.10.    Transfer or Pledge of Collateral..............................       86
              SECTION 6.11.    Sole Purpose of Borrowing Base Subsidiaries...................       86
              SECTION 6.12.    FF&E Expenditures.............................................       86
              SECTION 6.13.    Interest Coverage Ratio.......................................       87
              SECTION 6.14.    Tangible Net Worth............................................       87
              SECTION 6.15.    Interest Rate Protection......................................       87
              SECTION 6.16.    ERISA.........................................................       87

ARTICLE VII Events of Default................................................................       88

ARTICLE VIII The Administrative Agent........................................................       90
              SECTION 8.01.    Appointment of Administrative Agent...........................       90
              SECTION 8.02.    Administrative Agent's Rights as Lender.......................       91
              SECTION 8.03.    Administrative Agent Obligations..............................       91
              SECTION 8.04.    Right to Rely.................................................       91
              SECTION 8.05.    Appointment of Sub-Agents.....................................       92
              SECTION 8.06.    Release of Collateral.........................................       92
              SECTION 8.07.    Perfection of Lien by Possession; Appointment of Lenders......       92
              SECTION 8.08.    Bankruptcy of the Borrower, etc...............................       92
              SECTION 8.09.    Resignation; Successor Agent..................................       93
              SECTION 8.10.    Lenders' Independent Analysis.................................       93
              SECTION 8.11.    Syndication Agent.............................................       94

ARTICLE IX Miscellaneous.....................................................................       94
              SECTION 9.01.    Notices.......................................................       94
              SECTION 9.02.    Waivers; Amendments...........................................       95
              SECTION 9.03.    Expenses; Indemnity; Damage Waiver............................       96
              SECTION 9.04.    Successors and Assigns........................................       98
              SECTION 9.05.    Survival......................................................      101
              SECTION 9.06.    Counterparts; Integration; Effectiveness......................      101
              SECTION 9.07.    Severability..................................................      101
              SECTION 9.08.    Right of Set-off..............................................      101
              SECTION 9.09.    Governing Law; Jurisdiction; Consent to Service of Process....      102
              SECTION 9.10.    WAIVER OF JURY TRIAL..........................................      103
              SECTION 9.11.    Headings......................................................      103
              SECTION 9.12.    Confidentiality...............................................      103
              SECTION 9.13.    Interest Rate Limitation......................................      104
              SECTION 9.14.    Determinations and Consent of Administrative Agent............      104
              SECTION 9.15.    No Joint Venture..............................................      104

ARTICLE X Guarantees.........................................................................      105
              SECTION 10.01.    Guarantee....................................................      105
              SECTION 10.02.    Waiver.......................................................      105
              SECTION 10.03.    No Discharge, etc............................................      106
              SECTION 10.04.    Reinstatement................................................      107


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
              SECTION 10.05.    Subordination................................................      107
              SECTION 10.06.    Agent's and Lenders' Ability to Act..........................      107
              SECTION 10.07.    Representations and Warranties...............................      107

EXHIBITS

Exhibit A         --    Commitments
Exhibit B         --    Disclosed Matters as to Litigation
Exhibit C         --    Disclosed Matters as to Environmental Compliance
Exhibit D         --    Manager Criteria
Exhibit E         --    Accounts
Exhibit F         --    Contractual Restrictions regarding Liens
Exhibit G         --    Subsidiaries
Exhibit H         --    Principal Place of Business/Chief Executive Office of
                        the Credit Parties
Exhibit I         --    Existing Indebtedness
Exhibit J         --    Existing Investments
Exhibit K         --    Form of Assignment and Assumption
Exhibit L         --    Form of Assignment of Account Agreement
Exhibit M         --    Form of Assignment of Agreement
Exhibit N         --    Form of Borrowing Base Certificate
Exhibit O         --    Form of Environmental Indemnity
Exhibit P         --    Form of Manager's Consent and Agreement
Exhibit Q         --    Form of Mortgage/Deed of Trust/Deed to Secure Debt
Exhibit R         --    Form of Assignment of Leases and Rents
Exhibit S         --    Form of Operating Lease with Ashford TRS
Exhibit T         --    Form of Borrowing Request
Exhibit U         --    Form of Interest Election Request
Exhibit V         --    Form of Note

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            CREDIT AGREEMENT dated as of February 5, 2004 (this "Agreement"), among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower") having an office at 14180 Dallas Parkway, Dallas, Texas 95254, the Guarantors (as defined herein), the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective permitted successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders (in its capacity as administrative agent for the Lenders, together with any permitted successor administrative agent, the "Administrative Agent") and sole lead arranger and book manager, and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc., as syndication agent (in such capacity, the "Syndication Agent").

            WHEREAS, the Borrower has requested the Lenders to make available to the Borrower a revolving line of credit for loans and letters of credit in an aggregate principal amount not to exceed $60,000,000, as such amount may be increased from time to time in accordance with Section 2.09 hereof or reduced from time to time in accordance with Section 2.08 hereof, which revolving line of credit will be used for the purposes permitted hereunder; and

            WHEREAS, the Lenders have agreed to make available to the Borrower a revolving credit facility upon the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.

                                   ARTICLE I

                                  Definitions

            SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "Accessibility Laws" means all laws and regulations governing accessibility of public facilities to the handicapped, specifically including, but not limited to the physical accessibility requirements of Title III of the Americans with Disabilities Act of 1990, and the implementing regulations promulgated thereunder by the Department of Justice and the Americans with Disabilities Act Accessibility Guidelines (ADAAG) associated therewith.

            "Acquisition Costs" means with respect to any Newly-Acquired Borrowing Base Property, the sum of (a) the total investment at cost (including transaction costs and due diligence expenses) relating to the acquisition of the land, buildings, improvements and the FF&E located therein, determined in accordance with GAAP and (b) the amount of acquisition-related Capital Expenditures anticipated to be incurred in connection with the installation or replacement of FF&E in, or other refurbishment, repair or capital improvement of, such Newly-Acquired Borrowing Base Property, in each case to be commenced within six (6) months following the acquisition thereof and scheduled to be completed within twelve (12) months after such acquisition or as otherwise agreed to by the Administrative Agent and the Syndication Agent. The Acquisition Costs for each Newly-Acquired Borrowing Base Property shall be set forth on a Capital Expenditure budget and schedule prepared by the Borrower and delivered to the Administrative Agent, the Syndication Agent and the Required Lenders for their consideration in approving such property for addition to the Borrowing Base as set forth in clause (ix) of
Section 4.03(b) hereof.

            "Adjusted EBITDA" means, with respect to any fiscal period with respect to which EBITDA is being determined, EBITDA for such period (or, in the case of the periods of four (4) consecutive fiscal quarters ending March 31, June 30 or September 30, 2004, Annualized EBITDA for such period), less the FF&E Reserve Amount.

            "Adjusted LIBO Rate" means, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/1000 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Agent" means Credit Lyonnais New York Branch, in its capacity as administrative agent for the Lenders under the Financing Documents or any successors appointed pursuant to Article VIII hereof.

            "Administrative Agent Representative" means any Person from time to time designated in writing by the Administrative Agent in a notice to the Borrower as a Person authorized to receive the notices referred to in Sections 2.03, 2.04(c) and 2.07(b) hereof.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "Anniversary Date" means each anniversary of the Effective Date.

            "Annualized EBITDA" means, with respect to any four (4) consecutive fiscal quarters ending March 31, June 30 or September 30, 2004, EBITDA for such period determined on a pro forma basis acceptable to the Administrative Agent which shall give effect to the portion of such period preceding the acquisition of ownership of any asset by the REIT or any Consolidated Subsidiary or in the event any adjustments are made for unconsolidated partnerships, joint ventures or other entities as referred to in clause (f) of the definition of "EBITDA" set forth herein, by such unconsolidated entities.

            "Applicable Margin" means with respect to Loans maintained as (a) Base Rate Loans, two percent (2.00%) per annum and (b) LIBOR Loans, three and one-quarter of one percent (3.25%) per annum.

            "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have

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terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

            "Appraisal" means a written appraisal report as to a Hotel as the term "appraisal" is defined in the Code of Professional Ethics of the American Institute of Appraisers, meeting the requirements of the Federal Institutions Reform, Recovery and Enforcement Act of 1989, prepared by a professional appraiser acceptable to the Administrative Agent who is a member of the Appraisal Institute, addressed to the Administrative Agent and in form and scope reasonably satisfactory to the Administrative Agent and otherwise in substance satisfactory to the Administrative Agent, setting forth such appraiser's determination of the Appraised Value.

            "Appraised Value" means the fair market value of the subject Hotel, which would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, as set forth in, and as on the appraisal date of,
(a) in the case of any determination of Appraised Value made at the time such Hotel is first included in the Borrowing Base, the Appraisal delivered pursuant to Section 4.03 hereof and (b) in the case of any determination of Appraised Value made thereafter, the respective Appraisal most recently delivered to the Administrative Agent.

            "Approved Fund" has the meaning set forth in Section 9.04(b) hereof.

            "Ashford TRS" means Ashford TRS Corporation, a Delaware corporation.

            "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04 hereof), and accepted by the Administrative Agent, in the form annexed hereto as Exhibit K or any other form approved by the Administrative Agent.

            "Assignment of Account Agreements" means all agreements (whether in the form annexed hereto as Exhibit L or in such other form requested by the Borrower and reasonably acceptable to the Administrative Agent) executed and delivered by the Borrower, a Borrowing Base Subsidiary, the Operating Lessee, the Manager (if required by the Administrative Agent), the Administrative Agent and the bank at which the Operating Account that is the subject of such agreement is held, if not held at the Administrative Agent.

            "Assignments of Agreements" means all assignments of agreements in the form annexed hereto as Exhibit M executed and delivered by the Borrower, a Borrowing Base Subsidiary or the Operating Lessee, as applicable, to or for the benefit of the Administrative Agent by which the Administrative Agent, on behalf of the Lenders, acquires an assignment of the Borrower's, a Borrowing Base Subsidiary's or the Operating Lessee's right, title and interest in, to and under all agreements, contracts, warranties, appraisals, reports, books, records and files now or hereafter entered into pertaining to the construction, use, occupancy, possession, management, maintenance or ownership of a Borrowing Base Property, other than Excluded Agreements.

            "Availability" means at any time (a) the lesser of (i) the Maximum Revolver Amount at such time and (ii) the Borrowing Base at such time, minus (b) the sum of (y) the unpaid principal balance of the Loans at such time and (z) the LC Exposure at such time.

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            "Availability Period" means the period from and including the
Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

            "Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.50%). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

            "Base Rate Borrowing" means a Borrowing that is bearing interest at a rate determined by reference to the Base Rate.

            "Base Rate Loan" means a Loan that is bearing interest at a rate determined by reference to the Base Rate.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrower" has the meaning set forth in the first paragraph of this Agreement.

            "Borrower Operating Account" means an account of the Borrower (if the Borrower owns any Borrowing Base Properties) or any Borrowing Base Subsidiary maintained at a bank or other financial institution reasonably acceptable to the Administrative Agent for the purpose of receiving Operating Lease Rents and other revenue, income and other payments and profits due to the Borrower or such Borrowing Base Subsidiary, as the case may be, pursuant to an Operating Lease or otherwise with respect to a Borrowing Base Property.

            "Borrowing" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of LIBOR Revolving Loans, as to which a single Interest Period is in effect and (b) a Swingline Loan.

            "Borrowing Base" means, as of any date of determination, an amount equal to the sum of (a) in respect of all Newly-Acquired Borrowing Base Properties, the lesser of (i) sixty percent (60%) of the Appraised Value of such Newly-Acquired Borrowing Base Properties and (ii) sixty percent (60%) of the Acquisition Costs of such Newly-Acquired Borrowing Base Properties and (b) in respect of all other Borrowing Base Properties, sixty percent (60%) of the Appraised Value of such Borrowing Base Properties; provided, however, that any Hotel shall not qualify as a Borrowing Base Property if at any time (x) during the period from the Borrowing Base Reference Date until but excluding the date occurring three (3) months after the Borrowing Base Reference Date (A) the amount of the Borrowing Base derived from such Borrowing Base Property shall exceed fifty percent (50%) of the total Borrowing Base or (B) the amount of the Borrowing Base derived from such Borrowing Base Property, together with all other Borrowing Base Properties located in the same single Standard Metropolitan Statistical Area (as defined by the Census Bureau of the United States Department of Commerce) as such Borrowing Base Property, shall exceed fifty percent (50%) of the total Borrowing Base, (y) during the period from and including the date occurring three (3) months after the Borrowing Base Reference Date until but excluding the date occurring six (6) months after the Borrowing Base Reference Date (A) the amount of the Borrowing Base derived from such Borrowing Base Property shall exceed

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forty percent (40%) of the total Borrowing Base or (B) the amount of the
Borrowing Base derived from such Borrowing Base Property, together with all other Borrowing Base Properties located in the same single Standard Metropolitan Statistical Area (as defined by the Census Bureau of the United States Department of Commerce) as such Borrowing Base Property, shall exceed forty percent (40%) of the total Borrowing Base or (z) during the period from and including the date occurring six (6) months after the Borrowing Base Reference Date until but excluding the Maturity Date (A) the amount of the Borrowing Base derived from such Borrowing Base Property shall exceed twenty-five percent (25%) of the total Borrowing Base or (B) the amount of the Borrowing Base derived from such Borrowing Base Property, together with all other Borrowing Base Properties located in the same single Standard Metropolitan Statistical Area (as defined by the Census Bureau of the United States Department of Commerce) as such Borrowing Base Property, shall exceed twenty-five percent (25%) of the total Borrowing Base; provided, further, however, that during the period from and including the date occurring six (6) months after the Borrowing Base Reference Date until but excluding the Maturity Date no more than two (2) Hotels included in the Borrowing Base may continue to qualify as Borrowing Base Properties even though
(y) the amount of the Borrowing Base derived from either such Borrowing Base Property would exceed twenty-five percent (25%) of the total Borrowing Base, so long as the amount contributed to the Borrowing Base from such Borrowing Base Property is limited to twenty-five percent (25%) of the total Borrowing Base or
(z) the amount of the Borrowing Base derived from either such Borrowing Base Property, together with all other Borrowing Base Properties located in the same single Standard Metropolitan Statistical Area (as defined by the Census Bureau of the United States Department of Commerce) as such Borrowing Base Property, exceeds twenty-five percent (25%) of the total Borrowing Base so long as the amount contributed to the Borrowing Base from such Borrowing Base Property, together with all other Borrowing Base Properties located in the same single Standard Metropolitan Statistical Area, is limited to twenty-five percent (25%) of the total Borrowing Base.

            "Borrowing Base Certificate" means the Borrowing Base report in the form of Exhibit N annexed hereto to be delivered to Administrative Agent pursuant to Sections 4.02(a), (b) and (e) and 5.01(e) hereof.

            "Borrowing Base Net Operating Income" means, with respect to any fiscal period of the Borrower, the sum of (a) the net income (or loss) before extraordinary items derived from the Borrowing Base Properties for such fiscal period, as determined in accordance with GAAP and reported on the financial statements for such fiscal period delivered pursuant to Section 5.01 hereof (and, in the case of any Borrowing Base Property which has not been owned by the Borrower or the applicable Borrowing Base Subsidiary for all of such fiscal period, the financial statements for such portion of such fiscal period preceding the Borrower's or such Borrowing Base Subsidiary's ownership of such Borrowing Base Property delivered pursuant to clause (o) of the definition of "Borrowing Base Property" herein), plus (b) to the extent deducted in the determination of net income (or loss) for such Borrowing Base Properties for that fiscal period, (i) interest expense, (ii) Federal, state and local income taxes, (iii) depreciation and (iv) amortization, and minus (c) the FF&E Reserve Amount (calculated with respect to the Borrowing Base Properties only); provided, however, that in case of any Borrowing Base Property whose contribution to the total Borrowing Base is limited pursuant to the second proviso in the definition of "Borrowing Base" hereof, the amount of Borrowing Base Net Operating Income attributable to such Borrowing Base Property shall be limited by an amount

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proportional to the limitation set forth therein. For example, if pursuant to the second proviso in the definition of "Borrowing Base" the amount contributed to the Borrowing Base by a particular Borrowing Base Property is reduced from $1,000,000 to $900,000 and the Borrowing Base Net Operating Income for such Borrowing Base Property is $100,000, then the Borrowing Base Net Operating Income for such Borrowing Base Property shall be reduced by 10% ($900,000 / $1,000,000 = .90 = 90%) from $100,000 to $90,000 ($100,000 x .90 = $90,000).

            "Borrowing Base Property" means a Hotel owned in fee simple (or, with the prior consent of the Administrative Agent, as a leasehold interest pursuant to a ground lease acceptable in form and substance to the Administrative Agent by a lessor acceptable to the Administrative Agent) by the Borrower or any of its wholly-owned Subsidiaries incorporated or organized under the laws of any state of the United States of America or the District of Columbia which is accepted as a Borrowing Base Property by the Administrative Agent, the Syndication Agent and the Required Lenders in their sole and absolute discretion (which may be withheld even though such Hotel satisfies the criteria set forth in this definition) and which satisfy each of the following criteria:

            (a) Such Hotel must be located in any state of the United States of America or in the District of Columbia;

            (b) The Borrower or such wholly-owned Subsidiary, as the case may be, shall have all necessary occupancy and operating permits and licenses for such Hotel and such Hotel must be in substantial compliance with all applicable law and regulations including zoning, Accessibility Laws, and building codes, all as shall be demonstrated to the satisfaction of the Administrative Agent;

            (c) No material title defects shall exist with respect to such Hotel which may affect the marketability of such Hotel, all as shall be demonstrated to the satisfaction of the Administrative Agent;

            (d) The Administrative Agent shall have received a structural inspection report of such Hotel addressed to the Administrative Agent and prepared by an architect or engineer acceptable to the Administrative Agent indicating that there are no material structural flaws in such Hotel, which structural inspection report shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

            (e) The Administrative Agent shall have received a current Phase I Environmental Assessment report with respect to such Hotel addressed to the Administrative Agent and prepared by a qualified environmental consultant acceptable to the Administrative Agent together with a Phase II Environmental Assessment report and any other additional reports and assessments to the extent recommended by the environmental consultant or requested by the Administrative Agent, which reports shall be in form and substance satisfactory to the Administrative Agent;

            (f) All insurance policies required to be in effect with respect to the Hotel pursuant to the applicable Mortgage thereof shall be in effect with respect to such Hotel, as confirmed to the Administrative Agent's satisfaction in a report addressed to the Administrative Agent and prepared by an insurance consultant retained by the Administrative Agent;

            (g)   The Administrative Agent, on behalf of the Lenders, shall have
(i) a first priority perfected Lien in such Hotel (including any leasehold interest in any ground lease with respect to such Hotel), subject only to Permitted Encumbrances, and (ii) a valid and enforceable assignment of any Operating Lease, all Space Leases, the Management Agreement and the Franchise Agreement pertaining to such Hotel, together with any collateral securing such Operating Lease, Space Leases, Management Agreement or Franchise Agreement;

            (h) Such Hotel shall be open for business to the public and substantially operational at the time of its inclusion in the Borrowing Base and shall have been operating continuously for the twelve (12) month period immediately preceding its inclusion in the Borrowing Base;

            (i) Such Hotel shall be a mid-scale, upscale or upper upscale Hotel as defined by Smith Travel Research;

            (j) Such Hotel shall be branded by a nationally recognized hotel company pursuant to a Franchise Agreement;

            (k) Such Hotel shall be the subject of an Operating Lease between the Borrower or a wholly-owned subsidiary of the Borrower and an Operating Lessee and be managed by a Manager pursuant to a Management Agreement;

            (l) The Administrative Agent shall have received a title policy or an unconditional title insurance commitment with respect to such Hotel in form and content reasonably satisfactory to the Administrative Agent in an amount (such amount being the "Specially Allocated Revolving Credit Exposure") no less than one hundred fifteen percent (115%) of the Appraised Value of such Hotel (or, if such Borrowing Base Property would be a Newly-Acquired Borrowing Base Property, the Acquisition Cost if greater than the Appraised Value) and issued by a title insurance company reasonably acceptable to the Administrative Agent, unless the amount of such coverage can be increased without material additional cost through the use of tie-in endorsements or other provisions in which case the amount of the underlying insurance will be at least the then current aggregate Revolving Credit Exposure;

            (m) The Administrative Agent shall have received a Survey of such Hotel;

            (n) The Administrative Agent shall have obtained an Appraisal of such Hotel; and

            (o) The Administrative Agent shall have received operating statements (which shall be audited, to the extent available) with respect to such Hotel for each of the two (2) fiscal years immediately preceding its inclusion in the Borrowing Base, pro-forma operating statements or operating budgets and Capital Expenditure budgets for such Hotel, all of which shall be in form, scope and substance satisfactory to the Administrative Agent and to the extent the historical operating statements cover a period during which the Hotel was owned in whole or if not in whole but in part by the REIT, the Borrower or any wholly-owned subsidiary of the

Borrower or an entity Controlled by the REIT, the Borrower or any wholly-owned subsidiary of the Borrower, (y) the Financial Officer of the Borrower or the REIT shall have certified such historical operating statements with respect to the period during which the REIT, the Borrower, such wholly-owned Subsidiary or Controlled entity owned or Controlled such Hotel and (z) the Borrower shall have on a knowledge basis represented and warranted to the Administrative Agent as to the accuracy of such historical operating statements with respect to the portion of such two (2) fiscal year period, if any, during which the REIT, the Borrower, such wholly-owned Subsidiary or Controlled entity did not own or Control such Hotel.

            "Borrowing Base Reference Date" means the date occurring on the earlier of the initial Borrowing or issuance of a Letter of Credit hereunder and sixty (60) days after the Effective Date.

            "Borrowing Base Subsidiary" means any wholly-owned Subsidiary of the Borrower incorporated or organized under the laws of any state of the United States of America or the District of Columbia that owns any Borrowing Base Property.

            "Borrowing Request" means a request by the Borrower for a Revolving Borrowing in accordance with Section 2.03 hereof.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a LIBOR Loan (including a determination of the LIBO Rate), the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

            "Business Plan" means the business objectives, strategies and plans of the REIT and its Subsidiaries as set forth in the Registration Statement under the caption "Our Business Strategy".

            "Capital Expenditures" shall mean all expenditures for the acquisition or leasing (pursuant to a capital lease) of furniture, fixtures and equipment and other fixed assets or improvements, replacements, substitutions or additions thereto which should be capitalized under GAAP.

            "Capital Expenditures Reserve Accounts" has the meaning specified in
Section 2.20(b) hereof.

            "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Casualty" means any damage to, destruction of or casualty affecting any Borrowing Base Property.

            "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

            "Change in Control" means the occurrence of any of the following:
(a) any Person other than Archie Bennett or Montgomery Bennett or group of related Persons shall have acquired beneficial ownership of more than thirty-five percent (35%) of the outstanding Equity Interests of the REIT (within the meaning of Section 13(D) or 14(D) of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder); (b) the occurrence of a change in the composition of the governing body of the REIT such that a majority of the members of any such governing body (x) were not members of such governing body on the Effective Date and (y) were not (A) nominated for election or elected to such governing body with the affirmative vote of a majority of the members who were either members of such governing body on the Effective Date or whose nomination or election was previously so approved or (B) nominated to such governing body with the affirmative vote of a nominating committee, the majority of the members of which were (i) members of such governing body on the Effective Date, (ii) members whose nomination was previously so approved by such a nominating committee and/or (iii) members whose nomination or election was previously approved in accordance with the immediately preceding clause (A); (c) the REIT shall cease to own, directly or indirectly, at least sixty percent (60%) of all of the outstanding Equity Interests of, or cease to have Control of, the Borrower; or (d) the Borrower shall cease to own, directly or indirectly, all of the outstanding Equity Interests of, or cease to have Control of, any Borrowing Base Subsidiary (other than, to the extent required by law, capital stock or other equity interests of a Subsidiary held by members of the governing body of such Subsidiary in order to qualify such members for such position), free and clear of all Liens.

            "Change in Law" means (a) the adoption or effectiveness of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after or in effect after the date of this Agreement or
(c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.15(b) hereof, by any lending office of such Lender or Issuing Bank or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made, issued or becoming effective after the date of this Agreement.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral" means all collateral on which a Lien is granted or purported to be granted pursuant to any Financing Document.

            "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans (and, in the case of the Swingline Lender, to make Swingline Loans) and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.09 hereof and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04 hereof or reduced from time to time pursuant to Section 2.08 hereof. The initial amount of each Lender's Commitment is set forth on Exhibit A attached hereto, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $60,000,000. Effective upon the assignment of an interest pursuant to Section 9.04 hereof, Exhibit A may be amended by the Administrative Agent to reflect such assignment.

            "Commitment Fee" has the meaning set forth in Section 2.12(a) hereof.

            "Commitment Fee Rate" means, at any time, the per annum rate equal to (i) if the aggregate unused Commitments of the Lenders at such time is less than one-half (1/2) of the Maximum Revolver Amount, fifty-five one hundredths of one percent (0.55%), and (ii) if the aggregate unused Revolving Loan Commitments of the Lenders is greater than or equal to one-half (1/2) of the Maximum Revolver Amount at such time, forty-five one hundredths of one percent (0.45%).

            "Consolidated" and "consolidated" mean, when used with reference to financial statements or financial statement items of a Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

            "Consolidated Subsidiaries" means, as to any Person, Subsidiaries of such Person with respect to which such Person's financial statements are prepared on a Consolidated basis. As used in this Agreement, any reference to financial statement items of Consolidated Subsidiaries of the REIT shall mean such items as determined on a Consolidated basis with the REIT. Without limiting the foregoing, the Borrower shall be deemed to be a Consolidated Subsidiary of the REIT.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

            "Credit Party" means the Borrower and each Guarantor.

            "Debt Service Coverage Ratio" means, as of any date, the ratio of
(a) Borrowing Base Net Operating Income for the twelve (12) consecutive fiscal month period ending on such date to (b) the Implied Debt Service calculated as of the last day of and for a period corresponding in length to such twelve (12) month period.

            "Default" means any event or condition which upon notice, lapse of time or both would become an Event of Default.

            "Default Rate" has the meaning set forth in Section 2.13(c) hereof.

            "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Exhibits B and C annexed hereto, as such "Disclosed Matters" may be supplemented from time to time in accordance with
Section 5.15 hereof.

            "Dollars", "dollars" or "$" refers to lawful money of the United States of America.

            "EBITDA" means, with respect to any fiscal period as applicable to the REIT and its Consolidated Subsidiaries, Net Income, excluding gains (or losses) from debt restructuring and sales of property and other extraordinary items, plus to the extent deducted in the determination of Net Income for such fiscal period (a) interest expense, (b) Federal, state and local income taxes,
(c) depreciation, (d) amortization, (e) non-cash deferred compensation paid to officers and employees of the REIT and its Consolidated Subsidiaries during such fiscal period and (f) other non-cash expenses and after adjustments for unconsolidated partnerships, joint ventures or other entities. Adjustments for such unconsolidated entities will be calculated to reflect Net Income on a basis acceptable to the Administrative Agent.

            "Effective Date" means the date on which the conditions specified in
Section 4.01 hereof are satisfied (or waived in accordance with Section 9.02 hereof).

            "Environmental Indemnity" means an environmental indemnity provided by the Credit Parties on a joint and several basis in the form annexed hereto as Exhibit O.

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Materials or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder by any Governmental Authority from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, any Borrowing Base Subsidiary and/or any Operating Lessee, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

            "Event of Default" has the meaning assigned to such term in Article VII hereof.

            "Excluded Agreements" means, with respect to the Borrower, any Borrowing Base Subsidiary or any Operating Lessee, any contract or agreement of the Borrower, such Borrowing Base Subsidiary or such Operating Lessee, as the case may be, pertaining to the construction, use, occupancy, possession, management, maintenance or ownership of a Borrowing Base Property that (a) is not material or (b) under the terms thereof, the granting of a security interest in favor of or assignment to the Administrative Agent would result in a breach of the terms of, or constitute a default under, such contract or agreement; provided, that immediately upon the lapse or termination of any such provision, the Collateral shall include, and the Borrower, such Borrowing Base Subsidiary or such Operating Lessee, as the case may be, shall grant to the Administrative Agent a security interest in, all of its rights and interests in such contract or agreement as if the provision had never been in effect; provided, further, that any money or other amounts due or to become due to the Borrower, such Borrowing Base Subsidiary or such Operating Lessee, as the case may be, under any such contract or agreement shall at no time be excluded from the Collateral or the security interest granted by the Borrower, such Borrowing Base Subsidiary or such Operating Lessee, as the case may be, under the applicable Financing Documents.

            "Excluded Taxes" means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net assets, receipts or income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Lender is located, (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e) hereof, except to the extent that such Foreign Lender (or its assignor, if any) was entitled at the time of designation of such new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.17(a) hereof and (d) any Taxes arising after the date hereof solely as a result of or attributable to a Lender, the Administrative Agent or the Issuing Bank changing its designated lending office after the date such Lender, the Administrative Agent or the Issuing Bank becomes a party hereto.

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/1000 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/1000 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three
(3) Federal funds brokers of recognized standing selected by it.

            "FF&E" means all fixtures, furnishings and equipment owned by the Borrower or a Borrowing Base Subsidiary, as applicable, and required for or used in connection with the operation of a Borrowing Base Property.

            "FF&E Reserve Amount" means, as applied to any Hotel with respect to any fiscal period of the Borrower, an amount equal to four percent (4%) of the aggregate gross revenue derived from such Hotel.

            "Financial Officer" means the president, chief financial officer, principal accounting officer, treasurer or controller of the REIT or the Borrower, as applicable.

            "Financing Documents" means this Agreement (including the Schedules and Exhibits hereto), the Notes evidencing Revolving Loans, the Security Documents, the Guarantees, the Environmental Indemnity, the Manager's Consent and Agreements and all other agreements, certificates or other documents executed by the Borrower or a Guarantor now or hereafter evidencing, securing or executed in connection with the Transactions, the Loans or the Letters of Credit.

            "First-Tier Default" means a Default arising from the existence of any facts or conditions described in clause (a), (b), (g), (h), (k) or (l) of
Article VII (for clarification purposes, without taking into account any period of time set forth in such clauses).

            "Foreign Lender" means any Lender (or any lending office designated by any Lender) that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "Franchise Agreement" means a written franchise, license or similar agreement relating to a Borrowing Base Property in form and substance reasonably acceptable to the Administrative Agent entered into in accordance with this Agreement, and any and all amendments and modifications thereof and all restatements thereto entered into in accordance with this Agreement.

            "GAAP" means generally accepted accounting principles in the United States of America which are recognized as such by the American Institute of Certified Public Accountants or by the Financial Accounting Standards Board or through appropriate boards or committees thereof after the Effective Date, and which are consistently applied for all periods, so as to properly reflect the financial position of a Person, except as otherwise provided in Section 1.04 hereof.

            "General Partner" means Ashford OP General Partner LLC, a Delaware limited liability company, or any successor or assign thereof permitted under this Agreement.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Group Material Adverse Effect" means a material adverse effect on
(a) the business, assets, operations or condition, financial or otherwise, of the Credit Parties and their Subsidiaries, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform any of their obligations under this Agreement and the other Financing Documents and (c) the rights of or benefits available to the Lenders or the Administrative Agent under this Agreement and the other Financing Documents, taken as a whole.

            "Guarantee" means the agreement made by the Guarantors for the benefit of the Administrative Agent and the Lenders pursuant to Article X hereof, and any other guarantee of the Obligations made by a Guarantor in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders (which guarantee shall contain terms and conditions substantially similar to those set forth in Article X hereof).

            "Guaranteed Obligations" has the meaning set forth in Section 10.01 hereof.

            "Guarantors" means, collectively, the REIT, the General Partner, the Limited Partner, any other Subsidiary of the REIT that holds any Equity Interests in the Borrower, Ashford TRS and each Borrowing Base Subsidiary.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hotels" means a hotel, including any retail, convention, parking and restaurant space contained therein or operated by the owner of such hotel in connection therewith and any office space in the same real estate parcel as such hotel (specifically including land, building, improvements, FF&E and all related personal property used in connection with such hotel operations) owned or leased by the Borrower or any of its wholly-owned Subsidiaries.

            "Implied Debt Service" means, as of any date, the aggregate amount of debt service payable at the Implied Loan Constant Rate with respect to a principal amount of the Loans equal to the aggregate Revolving Credit Exposure as of such date.

            "Implied Loan Amount" means the aggregate amount of the Revolving Credit Exposure which would result in a Debt Service Coverage Ratio of 1.5:1.0.

            "Implied Loan Constant Rate" means, as to any period with respect to which Implied Debt Service is being determined, a rate per annum equal to the greater of:

            (a) (i) if the date of calculation of Implied Debt Service occurs during the period from the Effective Date to but excluding the second (2nd) Anniversary Date, nine and one-half of one percent (9.50%), and (ii) if the date of calculation of Implied Debt Service occurs during the period from and including the second (2nd) Anniversary Date to the third (3rd) Anniversary Date, ten percent (10.00%); and

            (b) an annual constant percentage applicable to a twenty-five (25) year level payment mortgage-style amortization schedule payable monthly on the basis of a rate of interest equal to three percent (3.00%) in excess of the then most-recently published annual yield to maturity of the U.S. Treasury Constant Maturity Series with a ten (10) year maturity, as such yield is reported on such date in the "Federal Reserve Statistical Release H.15 - Selected Interest Rates", or any successor publication, published by the Board in effect on the date of calculation. In the event such rate per annum is no longer available, the rate described in the foregoing clause (b) shall be the rate of interest equal to three percent (3.00%) in excess of the most-recent per annum rate equal to the annual yield to maturity on a comparable debt security with a ten (10) year maturity issued by the Federal National Mortgage Association, as determined by the Administrative Agent.

            "Indebtedness" of any Person means, without duplication,

            (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind;

            (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

            (c) all obligations of such Person upon which interest charges are customarily paid;

            (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person;

            (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business which are not more than sixty (60) days past due);

            (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed;

            (g)   all guarantees by such Person of Indebtedness of others;

            (h) all Capital Lease Obligations of such Person and obligations in respect of synthetic leases;

            (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty;

            (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; and

            (k) all obligations of such Person in respect of any Swap Agreements; provided, that the amount of Indebtedness under a Swap Agreement shall be determined based upon the Swap Termination Value of such Swap Agreement.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" means Taxes other than Excluded Taxes and Other Taxes.

            "Interest Coverage Ratio" means, for any fiscal period of the REIT, the ratio of (a) Adjusted EBITDA for such fiscal period over (b) Interest Expense for such fiscal period.

            "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.06 hereof.

            "Interest Expense" means, with respect to any fiscal period as applicable to the REIT and its Consolidated Subsidiaries, the interest expense of the REIT and its Consolidated Subsidiaries for such fiscal period (or, in the case of the periods of four (4) consecutive fiscal quarters ending March 31, June 30 or September 30, 2004, Interest Expense (Annualized) for such period) determined on a Consolidated basis in accordance with GAAP, and shall in any event include (a) the amortization of debt discounts, (b) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (c) the portion of any Capitalized Lease Obligation allocable to interest expense, (d) payments of interest expense in kind and (e) any sums payable by the REIT or its Consolidated Subsidiaries on account of any "net payments" made to a counterparty under any Rate Agreement.

            "Interest Expense (Annualized)" means, with respect to any four (4) consecutive fiscal quarters ending March 31, June 30 or September 30, 2004, Interest Expense for such period determined on a pro forma basis acceptable to the Administrative Agent, including the assumption that the Indebtedness of the REIT and its Consolidated Subsidiaries that is in effect on the date of determination was outstanding during all of such four (4) consecutive fiscal quarters.

            "Interest Period" means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, or, in the case of an Interest Period which would otherwise end after the Maturity Date, ending on and including the Maturity Date, as selected by the Borrower in accordance with the terms and provisions hereof; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Issuing Bank" means Credit Lyonnais New York Branch, in its capacity as the issuer of Letters of Credit hereunder, and its successors and assigns in such capacity. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate; provided, however, that the Issuing Bank may not arrange for any Affiliate to issue a Letter of Credit unless either (a) such Affiliate has a credit rating at least equal to the credit rating of the Issuing Bank as determined by Standard & Poor's Corporation or Moody's Investors Service, Inc. or (b) the Issuing Bank shall have guaranteed the payment of any LC Disbursements required to be made with respect to such Letter of Credit.

            "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit to a beneficiary under such Letter of Credit.

            "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. Notwithstanding the foregoing, the total LC Exposure shall at no time exceed $5,000,000.

            "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Administrative Agent to the extent of any Swingline Loan outstanding and the Swingline Lender.

            "Lender Rate Agreement" means any Rate Agreement to which the Administrative Agent or a Lender or any Affiliate of a Lender is a party, including any Lender Swap Agreement.

            "Lender Swap Agreement" means any Swap Agreement of the Borrower or any Guarantor to which the Administrative Agent or a Lender or any Affiliate of a Lender is a party.

            "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

            "LIBO Rate" means (a) the London Interbank Offered rate for Dollar deposits in an amount comparable to the applicable LIBOR Borrowing with respect to which the applicable LIBO Rate is being determined as appearing on Associated Press-Dow Jones Telerate Service Page 3750 (formerly known as Telerate display page 3750) (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits) at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two (2) Business Days prior to the first day of the applicable Interest Period and with respect to which the LIBO Rate is being determined for a time period equal to, or if no equal time period is so appearing on Associated Press-Dow Jones Telerate Service Page 3750 (or substitute thereof as aforesaid), the time period so appearing which is most approximately equal to such Interest Period and rounded upwards, if necessary, to the nearest one thousandth of one percent (.001%); or (b) if such method for determining the LIBO Rate shall not be available, the rate per annum (rounded upwards, if necessary, to the nearest one thousandth of one percent (.001%)) quoted by Credit Lyonnais London Branch at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two (2) Business Days prior to the first day of the Interest Period for the offering by the principal office of the Administrative Agent to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the LIBOR Loan with respect to which the applicable LIBO Rate is being determined.

            "LIBOR Borrowing" means a Borrowing comprised of Loans that are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

            "LIBOR Loan" means a Loan that is bearing interest at a rate determined by reference to the Adjusted LIBOR Rate.

            "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

            "Limited Partner" means Ashford OP Limited Partner LLC, a Delaware limited liability company, or any successor or assign thereof permitted under this Agreement.

            "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement and includes each Swingline Loan.

            "Major Space Lease" means a Space Lease to any tenant at any Borrowing Base Property which, together with all other Space Leases to such tenant's affiliates at such Borrowing Base Property, demises (or may demise through tenant option rights) more than 5,000 square feet but less than all or substantially all of the premises and has an initial term of at least one (1) year.

            "Management Agreement" means with respect to any Borrowing Base Property, a written hotel management agreement between the Borrower or a Borrowing Base Subsidiary or the Operating Lessee and a Manager which is in effect with respect to a Hotel property at the time that it becomes a Borrowing Base Property, and any and all amendments and modifications thereof and replacements therefor entered into in accordance with Section 6.08(d) of this Agreement.

            "Manager" means with respect to any Borrowing Base Property, a hotel management company that is the manager pursuant to the Management Agreement in effect with respect to a Hotel property at the time that it becomes a Borrowing Base Property, and any subsequent Manager permitted pursuant to Section 6.08(d) hereof.

            "Manager's Consent and Agreement" means an agreement between the Administrative Agent, the applicable Manager and the Borrower or the applicable Borrowing Base Subsidiary with respect to each Borrowing Base Property, in the form annexed hereto as Exhibit P if the Manager is Remington Hotel Corporation, Remington Lodging & Hospitality, L.P. or any of their respective affiliates or in such other form as is reasonably acceptable to the Administrative Agent for other Managers.

            "Margin Stock" has the meaning assigned to such term in Regulation
U.

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of (i) the Borrower and its Subsidiaries, taken as whole, (ii) if the Borrower owns or leases any Borrowing Base Properties, the Borrower, taken individually, or (iii) any Borrowing Base Subsidiary, taken individually, (b) the ability of the Borrower or any Borrowing Base Subsidiary, taken individually, to perform any of its obligations under this Agreement and the other Financing Documents, (c) the ownership, operation, use or value of any Borrowing Base Property, (d) the rights of or benefits available to the Lenders or the Administrative Agent under this Agreement and the other Financing Documents, taken as a whole, or (e) the Administrative Agent's Lien on any of the Improvements (as defined in the Mortgages), the Property Accounts or other material portion of the Collateral or the priority of such Lien.

            "Material Indebtedness" means (a) the Indebtedness described in clause (d)(ii) of Section 6.01 hereof and (b) other Indebtedness (other than the Loans and Letters of Credit) and obligations in respect of one or more Swap Agreements, of any one or more of the REIT and its Subsidiaries in an aggregate principal amount (i) in the case of Non-Recourse Indebtedness of the REIT, the Borrower or a Non-Borrowing Base Subsidiary, exceeding $25,000,000 and (ii) in the case of any other Indebtedness, exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the REIT or any of its Subsidiaries in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the REIT or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

            "Maturity Date" means February 5, 2007.

            "Maximum Revolver Amount" means $60,000,000, as such amount may be increased from time to time in accordance with Section 2.09 hereof or reduced from time to time in accordance with Section 2.08 hereof; provided, however, the Maximum Revolver Amount shall at no time exceed $75,000,000.

            "Mortgages" means and includes any and all of the mortgages, deeds of trust, deeds to secure debt and assignments of leases and rents executed and delivered by the Borrower or any Guarantor to or for the benefit of the Administrative Agent by which the Administrative Agent, on behalf of the Lenders, acquires a Lien on real estate or a collateral assignment of the Borrower's or such Guarantor's interest under leases of real estate, in the forms annexed hereto as Exhibits Q and R, and all amendments, modifications and supplements thereto.

            "Multiemployer Plan" means any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA) subject to Title IV of ERISA, (i) to which the Borrower, any Borrowing Base Subsidiary, any Operating Lessee or any ERISA Affiliate is making or accruing an obligation to make contributions, or (ii) with respect to which the Borrower, any Borrowing Base Subsidiary, any Operating Lessee or any ERISA Affiliate could be subjected to any liability under Title IV of ERISA.

            "Net Income" means with respect to any Person and any period, the net income (or loss) for the period at issue, of such Person for the period at issue, as determined on a consolidated basis in accordance with GAAP.

            "Net Proceeds" means, for purposes of Section 6.14 hereof, the excess of (a) the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such offering or sale, over (b) the sum of (i) the reasonable and customary fees, commissions, discounts and other out-of-pocket expenses including related legal, investment banking and accounting fees and disbursements incurred in connection with such offering or sale, and (ii) all income and transfer taxes payable in connection with such offering or sale, whether payable at such time or thereafter.

            "Newly-Acquired Borrowing Base Property" means any Hotel (a) which was owned by the Borrower or the applicable Borrowing Base Subsidiary, as the case may be, for less than two (2) consecutive fiscal quarters of the Borrower prior to such Hotel becoming a Borrowing Base Property hereunder, or (b) with respect to which financial statements of the nature required under Section 5.01(c) hereof for two (2) consecutive fiscal quarters of the Borrower prior to such Hotel becoming a Borrowing Base Property hereunder were not provided to the Administrative Agent and to the appraiser preparing the applicable Appraisal and as a consequence the results of operations for such Hotel for such fiscal quarters were not taken into account in determining the Appraised Value of such Hotel; provided, however that in the case of a Hotel which at the time it became a Borrowing Base Property, was determined to be a Newly-Acquired Borrowing Base Property as a result of the criteria set forth in the foregoing clause (a) or
(b), if the Administrative Agent has obtained an Appraisal pursuant to Section
5.14 hereof independently or at the request of the Borrower (which request may be made only one (1) time as to any Newly-Acquired Borrowing Base Property), which Appraisal takes into account the results of operations for such Borrowing Base Property for at least two (2) full fiscal quarters of the Borrower ending after the Borrower or such Borrowing Base Subsidiary, as the case may be, became the owner of such Hotel, then such Borrowing Base Property shall be deemed not to be a Newly-Acquired Borrowing Base Property.

            "Non-Borrowing Base Subsidiary" means a Subsidiary of the REIT that is not a Credit Party.

            "Non-Recourse Indebtedness" means Indebtedness of the REIT, the Borrower or another Subsidiary of the REIT (a) as to which none of (i) the REIT,
(ii) any other Credit Party or (iii) any other Subsidiary that is not a co-borrower under such Indebtedness (i) provides any guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) other than for customary recourse carveouts and (ii) is directly or indirectly liable (as a guarantor or otherwise) other than for customary recourse carveouts, and (b) the obligees of which do not have recourse (other than for customary recourse carveouts) against any of the assets of (i) the REIT, (ii) any other Credit Party or (iii) any other Subsidiary that is not a co-borrower under such Indebtedness for repayment of the principal of or interest on such Indebtedness or any fees, indemnities, expense reimbursements or other amounts accrued or payable in connection therewith or for the performance of any obligations with respect thereto.

            "Note" means any of the promissory notes executed pursuant to
Section 2.10(f) hereof.

            "Obligations" means (a) all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Credit Parties to the Administrative Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Financing Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrower or any Guarantor hereunder or under any of the other Financing Documents and (b) all obligations under any Lender Swap Agreement or other Lender Rate Agreement, but only to the extent that (i) the Administrative Agent, the applicable Credit Party and the Lender providing such Lender Swap Agreement or other Lender Rate Agreement have agreed in writing that the obligations of such Credit Party thereunder shall constitute Obligations hereunder and (ii) such Lender Swap Agreement or other Lender Rate Agreement is entered into with respect to the Revolving Credit Exposure in a notional amount up to the maximum aggregate amount of the Lenders' Commitments (i.e., the amount of $60,000,000 as it may be increased to up to $75,000,000 pursuant to Section 2.09 hereof) (any such Lender Rate Agreement, a "Secured Lender Rate Agreement").

            "Operating Lease" or "Operating Leases" means any and all lease agreements relating to a Borrowing Base Property now or hereafter executed between (a) the Borrower or any Borrowing Base Subsidiary and Ashford TRS in the form annexed hereto as Exhibit S, and (b) the Borrower or any Borrowing Base Subsidiary and any other Operating Lessee in a form approved by the Administrative Agent, in each case pursuant to which Ashford TRS or such other Operating Lessee operates one or more of the Borrowing Base Properties.

            "Operating Lease Rents" means all sums payable pursuant to any Operating Lease in the nature of "rent", "fixed rent", "base rent", "additional rent", "percentage rent", "common area maintenance or administrative charges", "real estate taxes", "insurance premiums", or otherwise with respect to the use and occupancy of the Hotel encumbered by such Operating Lease.

            "Operating Lessee" means (i) Ashford TRS or (ii) any other Affiliate of the Borrower or a Borrowing Base Subsidiary proposed by the Borrower and acceptable to the Administrative Agent that operates one or more of the Borrowing Base Properties pursuant to an Operating Lease.

            "Operating Lessee Account" means an account of any Operating Lessee maintained at a bank or other financial institution reasonably acceptable to the Administrative Agent for the purpose of receiving amounts transferred from the applicable Property-Level Operating Account and from which the Operating Lessee and/or if applicable, a Manger, may make the payments and withdrawals permitted pursuant to Section 2.20(b)(ii) hereof and otherwise subject to the terms and conditions hereof and of the other Financing Documents.

            "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

            "Participant" has the meaning set forth in Section 9.04 hereof.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Permits" has the meaning set forth in Section 3.08(a)(i) hereof.

            "Permitted Encumbrances" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.08 hereof;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than forty-five (45) days or are being contested in compliance with Section 5.08 hereof;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations or letters of credit or guarantees issued in respect thereof;

            (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business or letters of credit or guarantees issued in respect thereof;

            (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property (i) imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of a Credit Party or any of its Subsidiaries or
(ii) in the case of any real property subject to a Mortgage, encumbrances disclosed in the title insurance policy issued to, and approved by, the Administrative Agent; and

            (f) Liens securing, or in respect of, Capital Lease Obligations in an aggregate amount not to exceed $250,000 at any time outstanding with respect to any Borrowing Base Property; provided that (i) such Liens do not at any time encumber any property other than the property financed by such Capital Lease Obligations and (ii) the Capital Lease Obligations secured thereby do not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness (other than Liens securing Capital Lease Obligations to the extent permitted under clause (f) above).

            "Permitted Investments" means:

            (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within two hundred and seventy (270) days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard & Poor's or from Moody's Investors Service, Inc.;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

            (d) investments in money market mutual funds having portfolio assets in excess of $5,000,000,000, that comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 and are rated AAA by Standard & Poor's and Aaa by Moody's Investors Service, Inc.;

            (e) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

            (f) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor's or Moody's Investors Service, Inc.;

            (g) with respect to any Person organized or conducting operations outside of the United States, investments denominated in the currency of the jurisdiction in which such Person is organized or conducting business which are similar to the items specified in clauses (a) through (f) above (other than the nationality of the governmental or non-governmental issuer or counterparty involved);

            (h) with respect to the REIT or its Subsidiaries (other than the Borrowing Base Subsidiaries), notes and other debt instruments secured primarily by hotels or similar lodging-related assets or by equity interests in an entity that, directly or indirectly, owns hotels or similar lodging-related assets and are originated (or acquired) and held by the REIT or such Subsidiaries in conformance with the Business Plan; provided that the aggregate amount of the REIT's or such Subsidiaries' investment in such notes and other debt instruments shall not exceed fifty percent (50%) of Total Assets; and

            (i) equity investments made by the REIT or its Subsidiaries (other than Borrowing Base Subsidiaries) consistent with the Business Plan.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower, any Borrowing Base Subsidiary, any Operating Lessee or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Property Accounts" has the meaning set forth in Section 2.20(c) hereof.

            "Property-Level Operating Account" means an account of any Operating Lessee or Manager maintained at a bank or other financial institution reasonably acceptable to the Administrative Agent for the purpose of receiving revenue, income and other payments and profits arising from the Borrowing Base Properties (including Space Lease Rents).

            "Rate Agreements" has the meaning set forth in Section 6.15 hereof.

            "Recourse Indebtedness" means all Indebtedness that is not Non-Recourse Indebtedness.

            "Register" has the meaning set forth in Section 9.04 hereof.

            "Registration Statement" means the Form S-11 registration statement of the REIT prepared in connection with the offering of 22,500,000 shares of common stock of the REIT, as filed with the Securities and Exchange Commission on August 26, 2003.

            "Regulation D" means Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

            "Regulation T" means Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

            "Regulation U" means Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

            "Regulation X" means Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

            "REIT" means Ashford Hospitality Trust, Inc., a Maryland corporation.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees and agents of such Person and such Person's Affiliates.

            "Release" means any discharge, emission or release, including a Release as defined in CERCLA at 42 U.S.C. Section 9601(22). The term "Released" has a corresponding meaning.

            "Required Lenders" means, at any time, Lenders holding Loans, LC Exposure and unused Commitments representing at least 66 2/3% of the unpaid principal amount of Loans, LC Exposure and unused Commitments, all after giving effect to the terms of Section 2.18(e) hereof.

            "Restricted Payment" means any dividend or other distribution (whether in cash securities or other property) with respect to any Equity Interests in the REIT or the Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests, other than (a) payments payable solely in limited partnership interests in the Borrower in connection with the acquisition of any properties and (b) issuances by the REIT to a limited partner (other than Ashford OP Limited Partner LLC) of common stock in the REIT in exchange for the redemption of the Limited Partner's limited partnership interests in the Borrower.

            "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time. "Revolving Credit Exposure" includes "Specially Allocated Revolving Credit Exposure."

            "Revolving Loan" means a Loan made pursuant to Section 2.03 hereof.

            "Security Accounts" has the meaning specified in Section 2.20(b) hereof.

            "Secured Lender Rate Agreement" has the meaning set forth in the definition of "Obligations" set forth herein.

            "Security Agreements" means all security agreements now or hereafter executed by the Borrower or any Guarantor to secure the Obligations, specifically including those security agreements incorporated within the Mortgages which have been given with respect to the Borrowing Base Properties, in form, scope and substance reasonably satisfactory to the Administrative Agent.

            "Security Documents" means the Security Agreements, the Assignments of Agreements, the Assignments of Account Agreements, all uniform commercial code financing statements and all other Financing Documents that secure the Obligations.

            "Security Interests" means the security interests in the Collateral granted under the Security Agreements, the Liens granted under the Mortgages and all other security interests and liens granted under the other Security Documents.

            "Space Lease" or "Space Leases" means any and all leases, subleases, licenses, concessions and other agreements related to the occupancy of any portion of any Borrowing Base Property now or hereafter entered into, together with any and all extensions and renewals thereof, excluding the Operating Leases.

            "Space Lease Rents" means all sums payable pursuant to any Space Lease in the nature of "rent", "fixed rent", "base rent", "additional rent", "percentage rent", "common area maintenance or administrative charges", "real estate taxes", "insurance premiums", or otherwise with respect to the use and occupancy of all or any portion of the Hotel encumbered by such Space Lease.

            "Specially Allocated Revolving Credit Exposure" has the meaning set forth in clause (l) of the definition of "Borrowing Base Property" set forth herein, with "Special Allocation of Revolving Credit Exposure" meaning the allocation referred to in said clause (l). For purposes of clarification, the reference to these defined terms is intended only for purposes of minimizing mortgage recording tax and title insurance premiums and is not intended to limit Lenders' recourse against any Collateral or the exercise of any remedies with respect thereto.

            "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBOR Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "Subsidiary" or "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

            "Survey" means, for each Hotel, an as-built ALTA/ASCM survey of such Hotel in form and substance and prepared by a surveyor reasonably acceptable to the Administrative Agent.

            "Swap Agreement" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the REIT or any of its Subsidiaries shall be a Swap Agreement.

            "Swap Termination Value" means, with respect to any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark-to-market values for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

            "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

            "Swingline Lender" means Credit Lyonnais New York Branch, in its capacity as lender of Swingline Loans hereunder.

            "Swingline Loan" means a Loan made pursuant to Section 2.04 hereof.

            "Syndication Agent" has the meaning specified in the first paragraph of this Agreement.

            "Tangible Net Worth" means, as of any date, (a) the aggregate amount of (i) all assets which would be reflected on a balance sheet of the REIT and its Consolidated Subsidiaries, plus (ii) accumulated depreciation (but excluding therefrom (x) capitalized interest, debt discount and expense, goodwill, patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, amounts due from officers, directors, stockholders and Affiliates and any other items which would be treated as intangibles under GAAP, (y) write-ups in book value of any asset owned by the REIT or any Consolidated Subsidiary, and
(z) any consolidated amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the REIT or any

Consolidated Subsidiary), less (b) the aggregate amount of all liabilities which would be reflected on a balance sheet of the REIT and its Consolidated Subsidiaries, in each case prepared in accordance with GAAP.

            "Taking" means any temporary or permanent taking by any Governmental Authority of any Borrowing Base Property or any part thereof through eminent domain or other proceedings or by any settlement or compromise of such proceedings, or any voluntary conveyance of such property or any part thereof during the pendency of any such proceedings.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings related to taxes, levies, imposts, duties, deductions or charges imposed by any Governmental Authority.

            "Total Assets" means, as of any date, the aggregate amount of (a) all assets which would be reflected on a balance sheet of the REIT and its Consolidated Subsidiaries, plus (b) accumulated depreciation (but excluding therefrom (i) capitalized interest, debt discount and expense, goodwill, patents, trademarks, service marks, tradenames, copyrights, franchises, licenses, amounts due from officers, directors, stockholders and Affiliates and any other items which would be treated as intangibles under GAAP, (ii) write-ups in book value of any asset owned by the REIT or any Consolidated Subsidiary, and
(iii) any consolidated amount, however designated on the balance sheet, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the REIT or any Consolidated Subsidiary).

            "Total Commitments" means at any time the aggregate amount of the Commitments of all Lenders to make Revolving Loans (and, in the case of the Swingline Lender, to make Swingline Loans) and to acquire participations in Letters of Credit and Swingline Loans hereunder.

            "Transactions" means the execution, delivery and performance by the Borrower and the other Credit Parties of this Agreement and the other Financing Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Base Rate.

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

            SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") by Type (e.g., a "LIBOR Loan") or by Class and Type (e.g., a "LIBOR Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing"), by Type (e.g., a "LIBOR Borrowing") or by Class and Type (e.g., a "LIBOR Revolving Borrowing").

            SECTION 1.03. Terms Generally. In this Agreement and in any Financing Documents, (a) the definitions of terms herein and therein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation,", (d) the word "will" shall be construed to have the same meaning and effect as the word "shall" and (e) unless the context requires otherwise (i) any definition of or reference to any Financing Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, extended, supplemented, consolidated, severed, partially released, substituted, renewed or otherwise modified (subject to any restrictions thereon set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof' and "hereunder", and words of similar import, shall be construed to refer to this Agreement or such Financing Document in its entirety and not to any particular provision hereof,
(iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement or such Financing Document and (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. In calculating compliance with any of the financial covenants (and related definitions), any amounts taken into account in making such calculations that were paid, incurred or accrued in violation of any provision of this Agreement shall be added back or deducted, as applicable, in order to determine compliance with such covenants.

                                   ARTICLE II

                                  The Credits

            SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the total Revolving Credit Exposures exceeding the lesser of (i) the Borrowing Base and (ii) the Total Commitments. Subject to the foregoing and within the foregoing limits, the Borrower may borrow, repay (or prepay) and reborrow Revolving Loans, on and after the date hereof through the Availability

Period, subject to the terms, provisions and limitations set forth herein, including the requirement that no Revolving Loan shall be made hereunder if the amount thereof exceeds the Availability at such time (in each case, after giving effect to the application of the proceeds of such Revolving Loan). Notwithstanding anything to the contrary set forth herein or in the other Financing Documents, the Commitments, liabilities and obligations of the Lenders under this Agreement and the other Financing Documents are several and no Lender shall be responsible for any other Lender's failure to make Loans or perform any other obligations under this Agreement or the other Financing Documents.

            SECTION 2.02. Loans and Borrowings.

            (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder.

            (b) Subject to Section 2.07 hereof, each Borrowing shall be comprised entirely of Base Rate Loans or LIBOR Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any LIBOR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and (ii) if any Lender causes its foreign branch or an Affiliate of such Lender to make such Loan , the Borrower shall not be liable for any increased liabilities resulting therefrom which would not have resulted if such Lender had not caused such foreign branch or Affiliate to make such Loan.

            (c) At the commencement of each Interest Period for any LIBOR Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000; provided that a Base Rate Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) hereof. Each Swingline Loan shall be in an amount that is an integral multiple of $50,000 and not less than $100,000. Borrowings of more than one Type or Class may be outstanding at the same time; provided that there shall not at any time be more than a total of ten (10) LIBOR Borrowings outstanding.

            (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert to or to continue, any LIBOR Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

            SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent and the Administrative Agent Representative of such request by writing, facsimile or telephone (a) in the case of a LIBOR Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of a Base Rate Borrowing, not later than

11:00 a.m., New York City time, one (1) Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and if given by telephone shall be confirmed promptly by writing or fax to the Administrative Agent of a written Borrowing Request in the form of Exhibit T attached hereto and executed by the Borrower; provided, however, that the Borrower may revoke a Borrowing Request at any time prior to the date of such Borrowing by providing written notice of such revocation to the Administrative Agent so long as the Borrower pays the Administrative Agent any break funding payments due pursuant to Section 2.16 hereof resulting therefrom. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02 hereof:

            (a)   the aggregate amount of the requested Borrowing;

            (b)   the date of such Borrowing, which shall be a Business Day;

            (c) whether such Borrowing is to be a Base Rate Borrowing or a LIBOR Borrowing;

            (d) in the case of a LIBOR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of "Interest Period" herein; and

            (e) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section
2.06 hereof.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be a Base Rate Borrowing. If no Interest Period is specified with respect to any requested LIBOR Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. Nothing in this Section 2.03 shall obligate the Lenders to accept any Borrowing Request unless and until the Administrative Agent has determined that the conditions set forth in Section
4.02 hereof shall have been satisfied with respect to the requested Borrowing, except as otherwise provided in Section 2.05(e) hereof.

            SECTION 2.04. Swingline Loans.

            (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $2,000,000 or (ii) the total Revolving Credit Exposure of the Lenders exceeding the lesser of (y) the Borrowing Base and (z) the Total Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan; and provided, further that the Swingline Lender shall not, without the prior written consent of the Required Lenders, agree to refinance a particular Swingline Loan borrowing through another Swingline Loan more than one (1) time. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

            (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 11:00 a.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) hereof, by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan or, if such Swingline Loan is made pursuant to Section 2.05(e) hereof, on the date that the reimbursement of the applicable LC Disbursement is required to be financed. Nothing in this Section 2.04 shall obligate the Swingline Lender to accept any request for a Swingline Loan unless and until the Administrative Agent has determined that the conditions set forth in Section 4.02 hereof shall have been satisfied with respect to such requested Borrowing, except as otherwise provided in Section 2.05(e) hereof.

            (c) The Swingline Lender may by written notice given to the Administrative Agent and the Administrative Agent Representative not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's pro rata share (based on its Commitment) of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's pro rata share (based on its Commitment) of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.04(c) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this Section 2.04(c) by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 hereof with respect to Loans made by such Lender (and Section 2.06 hereof shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this
Section 2.04(c), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this Section 2.04(c) and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

            SECTION 2.05. Letters of Credit.

            (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. At the Borrower's request, any Letter of Credit may provide that payment shall be made to the beneficiary thereunder at three (3) or fewer Business Days after demand by such beneficiary. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

            (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (no less than one (1) Business Day in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with Section 2.05(c) hereof), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $5,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the lesser of (y) the Borrowing Base and (z) the Total Commitments. Nothing in this Section 2.05 shall obligate the Issuing Bank to accept any request to issue, amend, renew or extend any Letter of Credit unless and until the Administrative Agent has determined that the conditions set forth in Section
4.02 hereof shall have been satisfied with respect to such requested event.

            (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one (1) year after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is thirty (30) Business Days prior to the Maturity Date.

            (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such

Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.05(e) hereof, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.05(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

            (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the date of receipt; provided that such payment shall automatically be financed with (y) a Swingline Loan or, in the event or to the extent that a Swingline Loan is not available pursuant to the terms hereof, (z) a Base Rate Borrowing provided that a Base Rate Borrowing is available pursuant to the terms hereof, and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Swingline Loan and/or Base Rate Borrowing. The Borrower shall not be required to deliver a request as referenced in Section 2.03 or 2.04(b) hereof or to comply with its obligations pursuant to clauses (a), (d) and (h) of
Section 4.02 hereof until the Business Day following the making of such Swingline Loan and/or Base Rate Borrowing, as applicable, failing which the Borrower shall repay the entire principal amount of such Swingline Loan and/or Base Rate Borrowing, as applicable, on such following Business Day. Additionally, in the event that such Swingline Loan and/or Base Rate Borrowing, as applicable, causes the aggregate Revolving Credit Exposure of the Lenders to exceed the Borrowing Base or the Implied Loan Amount, the Borrower shall repay the principal amount of such Swingline Loan and/or Base Rate Borrowing, as applicable, on such following Business Day in the amount necessary so as to cause the aggregate Revolving Credit Exposure of the Lenders not to exceed the Borrowing Base or the Implied Loan Amount. All such payments of principal shall be made together with all accrued interest thereon to the extent required by
Section 2.13 hereof. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section
2.06 hereof with respect to Loans made by such Lender (and Section 2.06 hereof shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Base Rate Revolving Loans or Swingline Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

            (f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in Section 2.05(e) hereof shall, to the fullest extent permitted under applicable law, be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of
(i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision herein or therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

            (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the

Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

            (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to Base Rate Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to Section 2.05(e) hereof, then Section 2.13(c) hereof shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.05(d) hereof to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

            SECTION 2.06. Funding of Borrowings.

            (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04 hereof. The Administrative Agent will make such Loans available to the Borrower by promptly wiring the amount so received, in like funds, to an account at a banking institution specified by the Borrower in its Borrowing Requests for such Loans either one (1) Business Day prior to the Effective Date or in the applicable Borrowing Request; provided that Base Rate Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) hereof shall be remitted by the Administrative Agent to the Issuing Bank.

            (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.06(a) hereof and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. Notwithstanding the foregoing, (A) nothing contained in this Section 2.06(b) shall relieve any Lender which has failed to make available its ratable portion of any Borrowing from its obligation to do so in

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

accordance with the terms hereof and (B) such defaulting Lender (and not the Borrower) shall be liable for any break funding payments due pursuant to Section
2.16 hereof arising as a result of such defaulting Lender's failure to make available its ratable portion of any Borrowing.

            SECTION 2.07. Interest Elections.

            (a) Each Revolving Borrowing shall be of the Type specified in the applicable Borrowing Request and, in the case of a LIBOR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. The Borrower may elect to convert such Revolving Borrowing to a different Type or to continue such Borrowing and, in the case of a LIBOR Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.07 shall not apply to Swingline Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section 2.07, the Borrower shall notify the Administrative Agent Representative of such election in writing or by facsimile transmission or by telephone (confirmed in writing or by fax) by the time that a Borrowing Request would be required under Section
2.03 hereof if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form of Exhibit U attached hereto and executed by the Borrower; provided, however, that the Borrower may revoke an Interest Election Request at any time prior to the effective date of the election made pursuant thereto by providing written notice of such revocation to the Administrative Agent so long as the Borrower pays the Administrative Agent any break funding payments due pursuant to Section 2.16 hereof on account thereof.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 hereof;

                  (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

                  (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

                  (iii) whether the resulting Borrowing is to be a Base Rate
            Borrowing or a LIBOR Borrowing; and

                  (iv) if the resulting Borrowing is a LIBOR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of "Interest Period" herein.

If any such Interest Election Request requests a LIBOR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a LIBOR Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Base Rate Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies Borrower, then, so long as such Event of Default is continuing (i) no request may be made for a LIBOR Revolving Borrowing and no outstanding Revolving Borrowing may be converted to or continued as a LIBOR Borrowing and (ii) each LIBOR Revolving Borrowing, unless repaid as provided herein, shall be converted to a Base Rate Borrowing at the end of the Interest Period applicable thereto.

            SECTION 2.08. Termination and Reduction of Commitments.

            (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

            (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount equal to $5,000,000 or a multiple of $1,000,000 in excess thereof, and shall reduce the Commitments then in effect pro rata among the Lenders, (ii) the total Commitments shall not be reduced to an amount less than $30,000,000, and (iii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11 hereof, the aggregate Revolving Credit Exposure of the Lenders would exceed the lesser of (A) the Borrowing Base and (B) the Total Commitments.

            (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Loan Commitments under Section 2.08(b) hereof at least five (5) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08(c) shall be irrevocable; provided that a notice of termination or reduction of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

            SECTION 2.09. Increase in the Aggregate Commitments.

            (a) The Borrower may at any time prior to the Maturity Date, by written notice to the Administrative Agent, request that the Administrative Agent increase the Maximum Revolver Amount (a "Revolver Increase") by (i) adding one or more new lenders to the revolving credit facility under this Agreement (each a "New Lender") who wish to participate in such Revolver Increase and/or
(ii) increasing the Commitments of one or more Lenders party to this Agreement who wish to participate in such Revolver Increase; provided, however, that (w) no First-Tier Default or Event of Default shall have occurred and be continuing as of the date of such request or as of the effective date of such Revolver Increase (the "Increase Date"), or shall occur as a result thereof, (x) any New Lender that becomes party to this Agreement pursuant to this Section 2.09 shall satisfy the requirements of Section 9.04(b) hereof and shall be acceptable to the Administrative Agent and consented to by the Borrower and (y) the other conditions set forth in this Section 2.09 are satisfied. The Administrative Agent shall promptly inform the Lenders of any such request made by the Borrower. The aggregate amount of Revolver Increases shall not exceed $15,000,000 and any such Revolver Increase shall be in the minimum amount of $5,000,000 (or such lesser amount as shall be equal to $15,000,000 minus the aggregate amount of Revolver Increases theretofore made).

            (b) On each Increase Date, (i) each New Lender that has chosen to participate in such Revolver Increase shall, subject to the conditions set forth in Section 2.09(a) hereof, become a Lender party to this Agreement as of such Increase Date and shall have a Commitment in an amount equal to its share of the Revolver Increase and (ii) each Lender that has chosen to increase its Commitment pursuant to this Section 2.09 will have its Commitment increased by the amount of its share of the Revolver Increase as of such Increase Date; provided, however, that the Administrative Agent shall have (y) received from the Borrower all out-of-pocket costs and expenses incurred by the Administrative Agent in connection with such Revolver Increase and (z) received on or before such Increase Date the following, each dated such date:

                  (i) certified copies of resolutions of the governing body of the Borrower approving the Revolver Increase and the corresponding modifications, if any, to the Financing Documents required under subclause (vi) below, together with a certificate of the Borrower certifying that there have been no changes to the constitutive documents of the Borrower since the Effective Date, or if there have been changes, copies certified by the Borrower of all such changes;

                  (ii) an assumption agreement from each New Lender participating in the Revolver Increase, if any, in form and substance satisfactory to the Administrative Agent (each, an "Assumption Agreement"), duly executed by such New Lender, the Administrative Agent and the Borrower;

                  (iii) confirmation from each Revolving Lender participating in the Revolver Increase of the increase in the amount of its Commitment, in form and substance satisfactory to the Administrative Agent;

                  (iv) a certificate of the Borrower certifying that no First-Tier Default or Event of Default shall have occurred and be continuing or shall occur as a result of such Revolver Increase;

                  (v) a certificate of the Borrower certifying that the representations and warranties made by the Borrower and the Guarantors herein and in the other Financing Documents are true and complete in all material respects with the same force and effect as if made on and as of such date (or, to the extent any such representation or warranty specifically relates to an earlier date, such representation or warranty is true and complete in all material respects as of such earlier date);

                  (vi) supplements or modifications to the Financing Documents and such additional Financing Documents, including any new Notes to New Lenders and replacement Notes to Lenders that agree to participate in such Revolver Increase, that the Administrative Agent reasonably deems necessary in order to document such Revolver Increase and otherwise assure and give effect to the rights of the Administrative Agent and the Lenders in the Financing Documents;

                  (vii) endorsements to the title policies insuring the Liens of the Mortgages increasing the amount of coverage by such Revolver Increase but to the extent any Mortgage secures less than all of the Obligations, only up to the maximum amount of the indebtedness secured by such Mortgage, with proof that all premiums and other costs therefor have been paid; and

                  (viii) such other documents, instruments and information as the Administrative Agent or its counsel shall reasonably deem necessary in connection with the Revolver Increase.

            (c) On each Increase Date, upon fulfillment of the conditions set forth in this Section 2.09, the Administrative Agent shall (i) effect a settlement of all outstanding Loans among the Lenders that will reflect the adjustments to the Commitments of the Lenders as a result of the Revolver Increase and (ii) notify the Lenders, any New Lenders participating in the Revolver Increase and the Borrower, on or before 1:00 p.m. (New York time), by telecopier or telex, of the occurrence of the Revolver Increase to be effected on such Increase Date.

            SECTION 2.10. Repayment of Loans; Evidence of Debt.

            (a) The Borrower hereby unconditionally promises to pay to (i) the Administrative Agent for the account of each Lender, ratably in accordance with the Applicable Percentages, the then unpaid principal amount of each Revolving Loan on the date of expiration of the Availability Period, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of (y) the date of expiration of the Availability Period and (z) the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five (5) Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding. Notwithstanding anything in the foregoing to the contrary, with respect to any Base Rate Borrowing or Swingline Loan made in order to finance the Borrower's reimbursement of any LC Disbursement pursuant to Section 2.05(e) hereof, the Borrower shall pay to the Administrative Agent for the account of each Lender the unpaid principal amount of any such Base Rate Borrowing and to the Swingline Lender, the unpaid principal amount of any such

Swingline Loan, or so much of any such Base Rate Borrowing or Swingline Loan that is required to be paid pursuant to said Section 2.05(e), on such earlier date that payment is required to be made pursuant to said Section 2.05(e).

            (b) All sums payable by the Borrower and each other Credit Party under the Notes, this Credit Agreement and the other Financing Documents shall be paid in full and without set-offs, counterclaims, deductions or withholdings of any kind.

            (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder or under the other Financing Documents for the account of the Lenders and each Lender's share thereof. All sums received by the Administrative Agent shall be applied on account of sums due and owing under the Financing Documents in such order as the Administrative Agent shall elect, subject, however, to Section 2.10(g) hereof.

            (e) The entries made in the accounts maintained pursuant to Sections 2.10(c) or (d) hereof shall be prima facie evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. In the case of any inconsistency between Administrative Agent's records and a Lender's records, the Administrative Agent's records shall prevail.

            (f) Any Lender may request that Loans made by it be evidenced by a promissory note. The Borrower also may request that Loans be evidenced by separate promissory notes to the extent reasonably necessary to minimize mortgage recording and similar tax or title insurance premiums as referred to in clause (l) of the definition of "Borrowing Base Property" set forth herein. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form of Exhibit V attached hereto. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04 hereof) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            (g) At such time as no First Tier Default or Event of Default shall have occurred and be continuing, all sums applied by the Administrative Agent on account of any principal amount of the Loan or any reimbursement on account of an LC Reimbursement pursuant to Section 2.05(e) hereof shall be deemed to have been applied first to the Revolving

Credit Exposure that is not Specially Allocated Revolving Credit Exposure and then to the Specially Allocated Revolving Credit Exposure.

            SECTION 2.11. Prepayment of Loans.

            (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 2.11(b) hereof without premium or penalty (other than such break funding amounts, if any, required to be paid by the Borrower under
Section 2.16 hereof on account thereof). In addition, and without limiting the generality of the foregoing, if at any time:

                  (i) the aggregate Revolving Credit Exposure of the Lenders exceeds the Borrowing Base, the Borrower shall within thirty (30) days after the earlier of a Financial Officer of the REIT or the Borrower becoming aware of such occurrence or notice thereof by the Administrative Agent or a Lender either repay (in accordance with the first sentence of this Section 2.11(a)) the Loans by the amount necessary to eliminate such excess or increase the Borrowing Base by an amount equal to or greater than such excess by adding one or more additional Borrowing Base Properties to the Borrowing Base in accordance with Section 4.03 hereof, provided, that (x) if the Borrower notifies the Administrative Agent within said thirty (30) day period that it intends to increase the Borrowing Base by adding additional Borrowing Base Properties to the Borrowing Base, (y) together with such notice, the Borrower provides evidence satisfactory to the Administrative Agent that the Hotels constituting such additional Borrowing Base Properties at such time satisfy the eligibility criteria set forth in the first paragraph and clauses (a) and (h) through (k) of the definition of "Borrowing Base Properties" herein and (z) the Borrower otherwise in good faith believes that such additional Hotel(s) will satisfy all of the other eligibility criteria set forth in such definition within forty-five
            (45) days after the earlier of a Financial Officer of the REIT or the Borrower becoming aware that the aggregate Revolving Credit Exposure of the Lenders exceeds the Borrowing Base or notice thereof by the Administrative Agent or a Lender, then the thirty (30) day period set forth in this clause (i) shall be extended to forty-five
            (45) days; or

                  (ii) the aggregate Revolving Credit Exposure of the Lenders exceeds the Implied Loan Amount, the Borrower shall within thirty
            (30) days after the earlier of a Financial Officer of the REIT or the Borrower becoming aware of such occurrence or notice thereof by the Administrative Agent or a Lender either repay (in accordance with the first sentence of this Section 2.11(a)) the Loans by the amount necessary to eliminate such excess or to increase the Borrowing Base by an amount necessary to make the aggregate Revolving Credit Exposure less than or equal to the Implied Loan Amount by adding one or more additional Borrowing Base Properties to the Borrowing Base in accordance with Section 4.03 hereof, provided, that (x) if the Borrower notifies the Administrative Agent within said thirty (30) day period that it intends to increase the Borrowing Base by adding additional Borrowing Base Properties to the Borrowing Base, (y) together with such notice, the Borrower provides evidence satisfactory to the

            Administrative Agent that the Hotels constituting such additional Borrowing Base Properties at such time satisfy the eligibility criteria set forth in the first paragraph and clauses (a) and (h) through (k) of the definition of "Borrowing Base Properties" herein and (z) the Borrower otherwise in good faith believes that such additional Hotel(s) will satisfy all of the other eligibility criteria set forth in such definition within forty-five (45) days after the earlier of a Financial Officer of the REIT or the Borrower becoming aware that the aggregate Revolving Credit Exposure of the Lenders exceeds the Borrowing Base or notice thereof by the Administrative Agent or a Lender, then the thirty (30) day period set forth in this clause (i) shall be extended to forty-five (45) days.

            (b) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a LIBOR Revolving Borrowing, not later than 11:00 a.m., New York City time three (3) Business Days before the date of prepayment, (ii) in the case of prepayment of a Base Rate Revolving Borrowing, not later than 11:00 a.m., New York City time, one (1) Business Day before the date of prepayment or
(iii) in the case of prepayment of a Swingline Loan, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid and shall be revocable by the Borrower at any time prior to such prepayment upon written notice to the Administrative Agent (provided, however, that, notwithstanding that such prepayment does not occur, the Borrower shall be liable for any break funding payments due pursuant to Section 2.16 hereof or any other costs or losses of any Lender on account thereof). Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02 hereof. Each prepayment of a Revolving Borrowing shall be accompanied by accrued interest to the extent required by Section 2.13 hereof.

            SECTION 2.12. Fees.

            (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee (the "Commitment Fee"), which shall accrue at the Commitment Fee Rate on the average daily amount of the unused portion of the Commitment of such Lender during the period from and including the Effective Date (or if later, the date such Lender becomes a party to this Agreement) to but excluding the date on which such Commitment terminates, whether or not prior to such time all the conditions in Section 4.02 hereof are met. Accrued Commitment Fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Loan Commitments terminate, commencing on the first such date to occur after the date hereof. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participation in Letters of Credit, which shall accrue for each day during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, at the Applicable Margin with respect to interest on LIBOR Revolving Loans for such day on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) and (ii) to the Issuing Bank a fronting fee, which shall accrue at a rate of one hundred and twenty-five one-thousandths of one percent (0.125%) per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Loan Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the first (1st) Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Absent any error in the calculation thereof, fees paid shall not be refundable under any circumstances.

            SECTION 2.13. Interest.

            (a) The Loans comprising each Base Rate Borrowing (including each Swingline Loan) shall bear interest for each day on which any principal of such Loans remains outstanding at the Base Rate for such day plus the Applicable Margin.

            (b) The Loans comprising each LIBOR Borrowing shall bear interest for each day during each Interest Period applicable thereto at the Adjusted LIBO Rate for such Interest Period plus the Applicable Margin.

            (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder, including any LC Disbursements, is not paid when due (after giving effect to any applicable grace or cure period), whether at stated maturity upon acceleration or otherwise, the aggregate amount of the Revolving Credit Exposure and such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to three percent (3%) per annum plus the greater of (i) the rate applicable to Base Rate Loans as provided in Section 2.13(a) hereof and (ii) the rate applicable to LIBOR Revolving Loans (determined on a weighted average basis based on respective outstanding principal amounts to the extent determined with respect to LIBOR Revolving Loans bearing interest at different Adjusted LIBO Rates) as provided in Section 2.13(b) hereof (the "Default Rate").

            (d) Accrued interest on each Loan shall be payable in arrears on the first Business Day of each month hereafter, on the Maturity Date and upon termination of the Commitments; provided that interest accrued pursuant to
Section 2.13(c) hereof shall be payable on demand.

            (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

            SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a LIBOR Borrowing:

            (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

            (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy, as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a LIBOR Revolving Borrowing shall be ineffective and (ii) if any Borrowing Request or Interest Election Request requests a LIBOR Borrowing, such Borrowing shall be made as a Base Rate Borrowing.

            SECTION 2.15. Increased Costs.

            (a)   If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

                  (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or LIBOR Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Loan (or of maintaining its obligation to make any such LIBOR Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise with respect to its LIBOR Loans or its maintenance of, or participation in, Letters of Credit), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company would have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth in reasonable detail the calculation of the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in Section 2.15(a) or (b) hereof shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

            SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto or (c) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.03, 2.07(b) or 2.11(b) hereof and is revoked in accordance therewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to be an amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for the period referred to in clause (i) above at the interest rate which such Lender would bid in good faith were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this
Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.

            SECTION 2.17. Taxes.

            (a) To the extent permitted by law, any and all payments by or on account of any obligation of a Credit Party hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if such Credit Party shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) to the extent permitted by applicable law, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.17), the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions and (iii) such Credit Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, each Credit Party shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) Each Credit Party shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Credit Party hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower (on behalf of such Credit Party) by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Credit Party to a Governmental Authority, such Credit Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Credit Party is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (on behalf of such Credit Party) (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower (on behalf of such Credit Party) as will permit such payments to be made without withholding or at a reduced rate.

            (f) If the Administrative Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Credit Party or with respect to which a Credit Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to such Credit Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Credit Party under this
Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Credit Party, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section 2.17 shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

            SECTION 2.18. Mitigation of Specified Obligations; Limitation on Claims. (a) Each Lender agrees that, upon the occurrence of any event giving rise to an increase, cost or additional payment obligation pursuant to Section
2.15 or 2.17(c) hereof with respect to such Lender, or to avoid the unavailability of a LIBOR Borrowing under Section 2.14 hereof, it will, if requested by the Borrower, use reasonable efforts (subject to reimbursement by the Borrower of any out-of-pocket costs incurred by such Lender) to designate another lending office for any Revolving Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.14, 2.15 or 2.17(c) hereof.

            (b) Notwithstanding anything to the contrary contained herein, no Credit Party shall be required to make any payments to any Lender pursuant to
Section 2.15 hereof relating to any period of time which is greater than 180 days prior to the date such Lender demands payment of such amount.

            SECTION 2.19. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17 hereof, or otherwise) prior to 11:00 a.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York,

New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16 or 2.17 and 9.03 hereof shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. The Administrative Agent may, but shall not be required to, charge, when due and payable, any of the Borrower's accounts maintained with the Administrative Agent for principal, interest, fees or other amounts owing to the Administrative Agent, the Issuing Bank or any Lender on or with respect to this Agreement, the Loans or any other Financing Document. Whenever any payment to be made under the Financing Documents shall be stated to be due, or if the Maturity Date would otherwise occur, on a day which is not a Business Day, such payment shall be made, and the Maturity Date shall occur, on the next succeeding Business Day, unless the effect of extending the date on which such payment would be due would be to extend the due date for such payment into the next calendar month in which case such payment shall be due on the immediately preceding Business Day. Any such extension of time shall be included in the computation of payment of interest hereunder. All payments hereunder shall be made in Dollars.

            (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and any obligations under any Secured Lender Rate Agreements, in each case then due hereunder, under the applicable Financing Document or under such Secured Lender Rate Agreements, such funds shall be applied (i) first, towards payment of interest, fees and other Obligations (except as provided in the following clause (ii)) then due, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other Obligations then due to such parties (and, with respect to any interest, fees and other Obligations due to all Lenders, in accordance with the Lenders' Applicable Percentages unless otherwise provided herein) and (ii) second, towards payment of principal, unreimbursed LC Disbursements and termination-related obligations under any Secured Lender Rate Agreements, ratably among the parties entitled thereto in accordance with the amounts of principal, unreimbursed LC Disbursements and obligations under any such Secured Lender Rate Agreements, in each case then due to such parties (and, with respect to any principal due to all Lenders, in accordance with the Lenders' Applicable Percentages unless otherwise provided herein). All termination-related obligations paid under any Secured Lender Rate Agreements shall be paid to the Lender(s) entitled thereto on a pari passu basis with any payments of principal and unreimbursed LC Disbursements.

            (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.19(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.19(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may during the continuance of an Event of Default exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then the Administrative Agent promptly shall notify each of the Lenders or the Issuing Bank, as the case may be. Each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.19(c) or 9.03(c) hereof, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid. Until such Lender's unsatisfied obligations are fully paid, such Lender shall be excluded from any determination of Required Lenders under this Agreement.

            SECTION 2.20. Accounts.

            (a) The Borrower and each Borrowing Base Subsidiary shall cause all Operating Lease Rents and all other revenue, income and other payments and profits arising from their respective Borrowing Base Properties received by it, including any payments received pursuant to any Operating Lease, to be paid and deposited into their respective Borrower Operating Accounts immediately upon receipt except to the extent otherwise provided herein or in any other Financing Document with respect to insurance proceeds and other sums. Provided that no Event of Default has occurred and is continuing, and subject to the other limitations on withdrawals, uses of revenue and distributions set forth herein and in the other Financing Documents, and the other terms and provisions of the Financing Documents with respect to insurance proceeds and other particular sums, the Borrower and each Borrowing Base Subsidiary may make withdrawals from their respective Borrower Operating Accounts to pay for their reasonable and necessary operating expenses incurred in the ordinary course of business, pay the Obligations, pay dividends, make distributions or fund reserves and, to the extent not constituting Restricted Payments, for any other purposes not prohibited by this Agreement or the other Financing Documents.

            (b) (i) The Operating Lessees shall (or shall cause the applicable Manager to) cause all revenue, income and other payments and profits arising from the Borrowing Base Properties received by it, including Space Lease Rents, to be paid and deposited into their respective Property Level Operating Accounts immediately upon receipt by each such Operating Lessee or Manager except to the extent otherwise provided herein or in any other Financing Document with respect to insurance proceeds and other sums. The Borrower, the Borrowing Base Subsidiaries and the Operating Lessees shall not withdraw, and shall not permit the withdrawal of, any funds from the Property-Level Operating Accounts except as set forth in clause (ii) and (iii) below.

            (ii) On no less than a weekly basis, the Operating Lessees shall transfer all funds in excess of $5,000 on deposit in their respective Property-Level Operating Accounts into their respective Operating Lessee Accounts. Provided that no Event of Default has occurred and is continuing, and subject to the other limitations on withdrawals, uses of revenue and distributions set forth herein and in the other Financing Documents, and the other terms and provisions of the Financing Documents with respect to insurance proceeds and other particular sums, the Operating Lessees and, to the extent permitted pursuant to the applicable Management Agreement, the Managers, may make withdrawals from the respective Operating Lessee Accounts, and with respect to funds up to said $5,000, the Property-Level Operating Accounts, to pay Operating Lease Rents and other amounts due under the applicable Operating Lease, to pay for operating expenses and other expenses, including management fees and reserves, for the maintenance and operation of the respective Borrowing Base Property in accordance with and subject to the terms and conditions of the applicable Operating Lease and Management Agreement. Additionally, after the payment of all Operating Lease Rents, other amounts due under the applicable Operating Lease and all operating expenses and other expenses as set forth in the preceding sentence, any remaining sums may be used by the applicable Operating Lessee for any other purpose not prohibited under this Agreement or any other Financing Document, including to make distributions or pay dividends to its equityholders. Notwithstanding the foregoing, if required by the jurisdiction in which a Borrowing Base Property is located, the applicable Operating Lessee shall deposit into a separate account all security deposits received with respect to Space Leases and other agreements for such Borrowing Base Property (each such account, a "Security Account"). Provided no Event of Default has occurred and is continuing, the Operating Lessees may make withdrawals and disbursements from the Security Accounts for the purposes permitted under, and in accordance with the terms and conditions of, the Space Leases or other agreements pursuant to which such security deposits were made.

            (iii) Each Operating Lessee may establish and fund from revenues in the amount set forth in Section 18.2 of the respective Operating Leases a "Capital Expenditures Reserve" account pursuant to Section 18.1 of their respective Operating Leases or, if the

Operating Lease is not in the form attached hereto as Exhibit S, the applicable section of such Operating Lease establishing a reserve for the payment of capital expenditures (collectively, the "Capital Expenditures Reserve Accounts"). The Capital Expenditures Reserve Account shall be maintained at a bank or other financial institution reasonably acceptable to the Administrative Agent. The Borrower and the Borrowing Base Subsidiaries, and to the extent permitted pursuant to the applicable Operating Lease(s), the Operating Lessees but not the Managers, may, provided that no Event of Default has occurred and is continuing, withdraw funds from the Capital Expenditures Reserve Account to pay for "Capital Expenditures" as defined the Operating Leases, subject to the other limitations on withdrawals, the use of revenue and capital expenditures set forth herein and in the other Financing Documents, and for no other purpose.

            (c) The Borrower (for so long as the Borrower owns or leases any Borrowing Base Properties), each Borrowing Base Subsidiary and each Operating Lessee hereby grant to the Administrative Agent and the Lenders a security interest in all of their respective rights, title and interest in and to the Borrower Operating Accounts, Operating Lessee Accounts, any Security Accounts, the Capital Expenditure Reserve Accounts, all accounts in which other reserves with respect to such party's Borrowing Base Properties are held and all other accounts of each Borrowing Base Subsidiary and all other accounts in which the Borrower may deposit or retain revenue from the Borrowing Base Properties owned or leased by the Borrower (except to the extent such revenue is commingled with revenue from assets other than the Borrowing Base Properties) (the "Property Accounts") and all sums on deposit therein as additional security for the Obligations and all other obligations of the Credit Parties under the Financing Documents.

            (d) Prior to the addition of any Hotel as a Borrowing Base Property, the Borrower (if the Borrower is the owner or lessee of such Borrowing Base Property), or the applicable Borrowing Base Subsidiary, and the Operating Lessee, shall deliver to the Administrative Agent an Assignment of Account Agreement with respect to their respective Property Accounts. The Borrower, the Borrowing Base Subsidiaries and the Operating Lessee, as applicable, shall not close any Property Account without obtaining the prior consent of the Administrative Agent and shall not open any new Property Account (i) without at least ten (10) days' prior notice to the Administrative Agent, (ii) unless the bank or other financial institution at which such account is opened and maintained is reasonably acceptable to the Administrative Agent and (iii) unless, prior to or concurrently with the opening of such new Property Account, such Credit Party delivers to the Administrative Agent an Assignment of Account Agreement with respect thereto. The Borrower, the applicable Borrowing Base Subsidiary and the Operating Lessee shall pay all fees and costs pursuant to the Assignment of Account Agreements for their Property Accounts. Neither the Administrative Agent nor the Lenders shall be liable for any loss of interest on or any penalty or charge assessed against the funds in, payable on, or credited to any Property Account as a result of the exercise by the Administrative Agent of any of its rights, remedies or obligations hereunder or under any other Financing Document, at law or equity. Any interest earned on the balance of each Property Account shall be deposited into such account and be applied with the balance of such account in accordance with this Section 2.20. The Administrative Agent shall have sole control over the Property Accounts, provided that the Borrower, the Borrowing Base Subsidiaries, the Operating Lessee and, to the extent permitted pursuant to a Management Agreement, the Manager, as applicable, shall be permitted to manage and withdraw funds from their respective Property Accounts as provided herein until the occurrence of an Event of Default.

            (e) Upon the occurrence and during the continuance of an Event of Default, the rights of the Borrower, the Borrowing Base Subsidiaries, the Operating Lessee, any Manager and each and every other Person (excluding the Administrative Agent) with respect to the Property Accounts shall immediately terminate upon notice to the Borrower and the Borrower, the Borrowing Base Subsidiaries, the Operating Lessees and the Managers shall have no right to, and the Credit Parties covenant that they shall not and shall not permit the other Credit Parties or any other Person to, withdraw any amounts from any Property Account except as is expressly set forth herein. Thereafter, the Administrative Agent shall have the rights and remedies with respect to such accounts specified in this Agreement or in any other Financing Document, at law or equity. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may from time to time designate such signatories with respect to the Property Accounts as the Administrative Agent may desire, and may make or authorize withdrawals from the Property Accounts to pay the Obligations in whole or in part and/or pay operating expenses and capital expenditures with respect to the Borrowing Base Properties, and/or any other expenses, all as the Administrative Agent may deem necessary or appropriate and in such order as is set forth in clause (f) below. The Administrative Agent may notify the financial institutions in which any Property Account is held that the applicable Credit Party no longer has a right to instruct such financial institution with respect to matters relating to the withdrawal, operation or administration of, or investment or application of funds on deposit in such Property Account. Without limiting the foregoing but subject to paragraph (f) below, the Administrative Agent shall have the right to cause the withdrawal of all funds on deposit in any Property Account and the deposit of such funds in an account established with the Administrative Agent at any time following receipt by the financial institution in which such Property Account is held of a notice from the Administrative Agent pursuant to the Assignment of Account Agreement with respect to such Account, and the Borrower, the Borrowing Base Subsidiaries and the Operating Lessee hereby authorize and direct such financial institutions to make payment directly to the Administrative Agent of the funds in or credited to such accounts, or such part thereof as the Administrative Agent may request. Such financial institution shall have the absolute right to rely upon such notice without inquiring as to the accuracy of the matters referred to in such notice. In the event that the Administrative Agent delivers such a notice, the Administrative Agent shall thereafter have the exclusive right to so instruct such financial institution. Nothing in this Section 2.20(e) shall be construed so as to limit or impair the Administrative Agent's absolute right to have a receiver appointed following an Event of Default.

            (f) Notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, funds on deposit in each Operating Account shall be applied as follows in the following order of priority and at the following times:

                  (i) First, on the first (1st) Business Day of each month occurring after such Event of Default, to make payments into a reserve controlled by the Administrative Agent for the payment of Operating Lease Rents, taxes, assessments, insurance premiums and ground lease rents with respect to the Borrowing Base Properties as the Administrative Agent may require in its discretion.

                  (ii) Second, on the first (1st) Business Day of each month occurring after such Event of Default, to make payments into a reserve controlled by the Administrative Agent for the payment of any account-related fees becoming due and payable in such month to the financial institutions holding any Property Account (which fees shall be paid as they become due and payable).

                  (iii) Third, to pay immediately to the Administrative Agent any fees and other sums with respect to the Obligations, including payments of principal, interest and fees payable pursuant to Section 2.12(b) hereof with respect to LC Exposure and any obligations under any Secured Lender Rate Agreements, in each case that are due and payable as of the date of the notice of termination given to the Borrower set forth in Section 2.20(e) hereof or that shall have become due and payable prior to the first date for the payment of fees or other sums hereunder following the occurrence of such Event of Default (which then shall be paid as they become due and payable). All amounts paid to the Administrative Agent shall be applied by the Administrative Agent to such fees and other sums in such order of priority as the Administrative Agent determines, provided that any payments on account of any termination of any Secured Lender Rate Agreements and with respect to which sums are then due and payable shall be paid to the Lender(s) entitled thereto on a pari passu basis with any payments on account of principal.

                  (iv) Fourth, on the first (1st) Business Day of each month occurring after such Event of Default, to make payments into a reserve controlled by the Administrative Agent to pay any fees and other sums with respect to the Obligations, including payments of principal, interest and fees payable pursuant to Section 2.12(b) hereof with respect to LC Exposure and any obligations under any Secured Lender Rate Agreements, in each case becoming due and payable in such month (which shall be paid as they become due and payable). All amounts paid to the Administrative Agent shall be applied by the Administrative Agent to such fees and other sums in such order of priority as the Administrative Agent determines, provided that any payments on account of any termination of any Secured Lender Rate Agreements and with respect to which sums are then due and payable shall be paid to the Lender(s) entitled thereto on a pari passu basis with any payments on account of principal.

                  (v) Fifth, on the first (1st) Business Day of each month occurring after such Event of Default, to make a payment into a reserve controlled by the Administrative Agent (the "Operating Expense Reserve") in an amount equal to the amount set forth in an annual operating expense budget approved by the Administrative Agent with respect to each Borrowing Base Property projected for such month, less the amount of the funds disbursed from the Operating Expense Reserve for the prior month with respect to such Borrowing Base Property which shall not have been expended as of the end of such prior month (and less any amounts deposited into the reserve for Operating Lease Rents, taxes, assessments, insurance premiums and ground lease rents for such month with respect to such Borrowing Base Property). The Administrative Agent shall disburse funds held in

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

            the Operating Expense Reserve to the applicable Operating Lessee (or, if applicable, the applicable Borrowing Base Subsidiary) after delivery by the Borrower to the Administrative Agent of a request therefor (but not more often than once per month with respect to all Borrowing Base Properties in the aggregate), in increments of at least $1,000, provided (y) such disbursement is for an operating expense set forth in the then-applicable approved operating expense budget and which expense is not otherwise prohibited by the terms of any Financing Document ("Approved Operating Expenses"), and (z) such disbursement is accompanied by (A) a certificate from an authorized representative of the Borrower certifying (x) that such funds will be used to pay Approved Operating Expenses and a description thereof, (y) that such Approved Operating Expenses have not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Operating Expenses, and (B) reasonably detailed documentation satisfactory to the Administrative Agent as to the amount, necessity and purpose therefor. Approved Operating Expenses may include amounts for a reserve for future operating expenses incurred for the repair or other steps required to remedy emergency conditions posing an imminent threat to life or property, to be disbursed upon certification, and if required by the Administrative Agent, verification of the occurrence of such emergency and such other conditions as may reasonably be required by the Administrative Agent.

                  (vi) Sixth, on the first (1st) Business Day of each month occurring after such Event of Default, to make a payment into a reserve controlled by the Administrative Agent (the "Capital Reserve") in an amount equal to the amount set forth in an annual capital expense budget approved by the Administrative Agent with respect to each Borrowing Base Property projected for such month or such other period of time approved by the Administrative Agent. The Administrative Agent shall disburse funds held in the Capital Reserve to the applicable Borrowing Base Subsidiary after delivery by the Borrower to the Administrative Agent of a request therefor (but not more often than once per month with respect to all Borrowing Base Properties in the aggregate), in increments of at least $10,000, provided (y) such disbursement is for a capital expense set forth in the then-applicable approved capital expense budget and which expense is not otherwise prohibited by the terms of any Financing Document ("Approved Capital Expenses"), and (z) such disbursement is accompanied by (A) a certificate from an authorized representative of the Borrower certifying (x) that such funds will be used to pay Approved Capital Expenses and a description thereof,
            (y) that such Approved Capital Expenses have not been the subject of a previous disbursement, and (z) that all previous disbursements have been used to pay the previously identified Approved Capital Expenses, and (B) reasonably detailed documentation satisfactory to the Administrative Agent as to the amount, necessity and purpose therefor and any other documents otherwise required to be delivered by the Borrower or Borrowing Base Subsidiary on account of the item that is the subject of such capital expense (i.e., an alteration at a Borrowing Base Property).

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

                  (vii) Last, at the Administrative Agent's option, to pay any outstanding Loan amounts and any other outstanding Obligations, at such times and in such order and amounts as the Administrative Agent shall determine, provided that any payments on account of any termination of any Secured Lender Rate Agreements and with respect to which sums are then due and payable shall be paid to the Lender(s) entitled thereto on a pari passu basis with any payments on account of principal.

At the Borrower's expense, the Administrative Agent, the Borrower, the Borrowing Base Subsidiaries and the Operating Lessees shall instruct the banks or other financial institutions at which the Operating Accounts are held accordingly, or, at the Administrative Agent's election, the Borrower, the Borrowing Base Subsidiaries and the Operating Lessees shall relocate the Operating Accounts to the Administrative Agent or a bank or other financial institution acceptable to the Administrative Agent that will agree on terms acceptable to the Administrative Agent to make the disbursements and hold the funds in the Operating Accounts as set forth above. Notwithstanding anything herein to the contrary, upon the occurrence of the Maturity Date, the acceleration of the Loans or termination of the Commitments pursuant to Article VII hereof or otherwise, or other expiration of the Availability Period, the Administrative Agent shall have the right to apply and disburse all amounts in the Operating Accounts to the repayment of the Obligations in such order of priority as the Administrative Agent determines in its discretion, provided that any payments on account of any termination of any Secured Lender Rate Agreements and with respect to which sums are then due and payable shall be paid to the Lender(s) entitled thereto on a pari passu basis with any payments on account of principal. Additionally, all proceeds or awards due to any Casualty or Taking at any Borrowing Base Property shall be held and disbursed in accordance with the Mortgage of such Borrower Base Property.

                                   ARTICLE III

                         Representations and Warranties

            To induce the Administrative Agent, the Syndication Agent and the Lenders to enter into this Agreement and the Lenders to make the loans hereunder, the Borrower and each Borrowing Base Subsidiary hereby represent, warrant and covenant to the Lenders, the Administrative Agent and the Syndication Agent as follows (which representations, warranties and covenants shall survive the execution and delivery of this Agreement and the other Financing Documents, regardless of any investigation made by the Lenders, the Administrative Agent and the Syndication Agent or on its or their behalf):

            SECTION 3.01. Existence and Power. Each Credit Party (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all necessary powers required to own its properties, to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and the other Financing Documents to which it is a party, (c) to the extent such Credit Party is the owner of a Borrowing Base Property or is an Operating Lessee of a Borrowing Base Property, is qualified to do business in, and is in good standing in each State in which such Borrowing Base Property is located, and (d) is qualified to do business in, and is in good standing in, every other jurisdiction where such

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

qualification is required, except to the extent the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

            SECTION 3.02. Authorization; No Contravention. The execution, delivery and performance by each Credit Party of this Agreement and the other Financing Documents to which it is a party (a) are within its powers and have been duly authorized by all necessary action, (b) as at any time the representations and warranties set forth in Article III hereof are made or deemed made by the Credit Parties, require no action by or in respect of, or filing with, any Governmental Authority, any property manager or other third party, (c) do not contravene, or constitute a breach of or default under, any provision of applicable law or regulation, any of its constitutive documents or of any judgment, injunction, order, decree, permit, license, note, mortgage, agreement or other material instrument binding upon such Person or any of its Subsidiaries or their respective assets and (d) do not result in the creation or imposition of any Lien on any asset of any Credit Party or any of its Subsidiaries (except the Security Interests).

            SECTION 3.03. Binding Effect. This Agreement and the other Financing Documents to which each Credit Party is a party have been duly executed and delivered by such Person and constitute valid and binding agreements of each Credit Party, in each case enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

            SECTION 3.04. Financial Information.

            (a) The opening balance sheet of each Credit Party and its Consolidated Subsidiaries as of the Effective Date, prepared by their respective management personnel (a true, correct and complete copy of which has been delivered to the Administrative Agent) fairly presents in all material respects, in conformity with GAAP, the financial position of each Credit Party and its Consolidated Subsidiaries as of such date. Each Credit Party has heretofore furnished to the Administrative Agent true, correct and complete financial statements of each Credit Party and its Consolidated Subsidiaries for the nine
(9) month period ended September 30, 2003, prepared by their respective management personnel. Such financial statements present fairly in conformity with GAAP and in all material respects the financial condition and results of operations of each Credit Party and its Consolidated Subsidiaries as of the dates and for the periods indicated, and such financial statements disclose in accordance with GAAP all material liabilities, direct or contingent, of such Credit Party and its Consolidated Subsidiaries as of the date thereof.

            (b) Since September 30, 2003, there has been no material adverse change in the business, assets, operations or financial condition of the Borrower, any Borrowing Base Subsidiary or the Credit Parties and their Consolidated Subsidiaries considered as a whole.

            (c) Neither the REIT, the Borrower nor any Borrowing Base Subsidiary is currently indebted or in contract for any Indebtedness, is not otherwise liable in respect of any Indebtedness or is holding out its credit as being available to satisfy the obligations of any Person, other than Indebtedness of such Credit Party permitted under Section 6.01 hereof.

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

            (d) The Indebtedness of all Credit Parties and their respective Subsidiaries existing on the date hereof is as set forth in Exhibit I annexed hereto.

            SECTION 3.05. Litigation. Except for the Disclosed Matters, there is no action, suit or proceeding pending against, or to the knowledge of such Credit Party, threatened against, any Credit Party or any of its Subsidiaries before any arbitrator or any Governmental Authority, that (a) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or a Group Material Adverse Effect, or (b) involves this Agreement, any of the other Financing Documents, any of the liens thereof or the transactions contemplated hereby. Except for the Disclosed Matters, to such Credit Party's knowledge, there are no material grievances, disputes or controversies with any union or any other organization of employees at any of the Hotels, including employees of such Credit Party or any Operating Lessee of such Credit Party's Borrowing Base Property, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

            SECTION 3.06. Compliance with ERISA. Neither such Credit Party nor any of its Subsidiaries or ERISA Affiliates currently maintains or is obligated to contribute to, or has ever maintained or been obligated to contribute to, a Plan or a Multiemployer Plan. None of the assets of such Credit Party are deemed to be "plan assets" within the meaning of 29 CFR 2510.3-101.

            SECTION 3.07. Taxes.

            (a) Each Credit Party and its Subsidiaries has timely filed or cause to be filed all United States Federal income tax returns and all other tax returns and reports which are required to be filed by it and has paid or caused to be paid all Taxes required to have been paid by it, except for Taxes the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which such Credit Party or such Subsidiary, as applicable, has set aside on its books adequate reserves and otherwise in accordance with Section 5.08 hereof. The charges, accruals and reserves on the books of each Credit Party and its Subsidiaries in respect of Taxes or other similar governmental charges, additions to Taxes and any penalties and interest thereon are adequate.

            (b) The REIT qualifies as a "real estate investment trust" under sections 856 through 860 of the Code.

            SECTION 3.08. Environmental Compliance.

            (a)   Except for Disclosed Matters,

                  (i) such Credit Party and its Subsidiaries have, obtained, or made timely application for, all permits, certificates, licenses, approvals, registrations and other authorizations (collectively "Permits") which are required under all applicable Environmental Laws and are necessary for their operations and are in compliance with all applicable Environmental Laws and the terms and conditions of all Permits, except where the failure to obtain such Permits or to comply with such Environmental Laws or the terms and conditions of such Permits would not have, individually or in the aggregate, a Material Adverse Effect;

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

                  (ii) no notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to such Credit Party's knowledge, threatened by any governmental entity or other Person with respect to any (w) alleged violation by such Credit Party or any Subsidiary thereof of any Environmental Law, (x) alleged failure by such Credit Party or any Subsidiary thereof to have any Permits required in connection with the conduct of its business or to comply with the terms and conditions thereof, (y) any generation, treatment, storage, recycling, transportation or disposal of any Hazardous Materials or (z) release of Hazardous Materials, except, in each case, where such event or events would not have, individually or in the aggregate, a Material Adverse Effect, and such Credit Party and its Subsidiaries are not subject to liability, and such Credit Party knows of no basis for any such liability, with respect to any of the matters referred to in the foregoing clauses
            (w) through (z);

                  (iii) to the knowledge of such Credit Party, all oral or
            written notifications of a release of Hazardous Materials required to be filed under any applicable Environmental Law have been filed or are in the process of being filed by or on behalf of such Credit Party or any of its Subsidiaries;

                  (iv) no property now owned or leased by such Credit Party or any of its Subsidiaries during the time in which such property is owned or leased by such Credit Party or Subsidiary and, to the knowledge of such Credit Party, (x) no such property prior to the time it was owned or leased by such Credit Party or any of its Subsidiaries, (y) no property previously owned or leased by such Credit Party or any of its Subsidiaries and (z) no property to which such Credit Party or any of its Subsidiaries has, directly or indirectly, transported or arranged for the transportation of any Hazardous Materials, is listed or, to such Credit Party's knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, or CERCLIS (as defined in CERCLA) or any similar state list or is the subject of Federal, state or local enforcement actions or, to the knowledge of such Credit Party, other investigations which may lead to claims against such Credit Party or any of its Subsidiaries for clean-up costs, remedial work, damage to natural resources or personal injury claims, including, but not limited to, claims under CERCLA, except where such transportation listings or investigations would not have, individually or in the aggregate, a Material Adverse Effect; and

                  (v) there are no Liens under or pursuant to any applicable Environmental Laws on any real property or other assets owned or leased by such Credit Party or any of its Subsidiaries, and no government actions have been taken or, to the knowledge of such Credit Party, are in process which could subject any of such properties or assets to such Liens.

            (b) For purposes of this Section 3.08, the terms "Credit Party" and "Subsidiary" shall include any business or business entity (including a corporation) which is a predecessor, in whole or in part, of such Credit Party or any of its Subsidiaries.

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

            SECTION 3.09. Properties.

            (a) Title. Such Credit Party and each of its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Trademarks. To the knowledge of such Credit Party, each of such Credit Party and its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Credit Party and its Subsidiaries does not, to the knowledge of such Credit Party, infringe upon the rights of any other Person, except for such infringements that could not reasonably be expected to have a Material Adverse Effect or a Group Material Adverse Effect.

            (c) Casualty/Taking. No Casualty has occurred to any portion of any such Credit Party's Borrowing Base Property and (i) no Taking of any portion of such Borrowing Base Property, (ii) no Taking or modification, realignment or relocation of any streets or roadways abutting such Borrowing Base Property or
(iii) no denial of access to such Borrowing Base Property from any point of access (public or private), has occurred or, to the knowledge of such Credit Party, is threatened or pending, except for such Casualties, Takings and denials of access which (y) do not constitute a Material Casualty or Material Taking (as such terms are defined in the Mortgage applicable to such Borrowing Base Property) or (z) have been disclosed to the Administrative Agent in writing and as to which the Administrative Agent has consented in writing.

            (d) Encroachments. Except as shown on the Survey of such Credit Party's Borrowing Base Property, none of the improvements thereon encroach upon any building line, setback line, side yard line or any easement except to the extent, individually or in the aggregate, any such encroachments could not reasonably be expected to result in a Material Adverse Effect.

            (e) Alterations. No alterations, additions or other modifications have been made to such Credit Party's Borrowing Base Property since the date of the Survey of such property which would render such Survey inaccurate in any material respect.

            (f) Utilities and Access. Such Credit Party's Borrowing Base Property has utility services and facilities, including water supply, storm and sanitary sewer facilities, gas and electric and telephone facilities, adequate in all respects, including minimum capacities, for the operation of such Borrowing Base Property for its intended purposes in accordance with this Agreement. Except as shown on the Survey of such Credit Party's Borrowing Base Property, all such utility services and facilities are available at the boundaries of such Borrowing Base Property. Such Credit Party's Borrowing Base Property has direct physical access to and from at least one public road adequate in all respects for the operation of such Borrowing Base Property for its intended purposes in accordance with this Agreement.

            (g) Equipment. All furniture, fixtures and equipment necessary for the operation of such Credit Party's Borrowing Base Property for its intended purposes in

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

accordance with this Agreement have been installed or incorporated in such Borrowing Base Property.

            (h) Tax Parcel. Such Credit Party's Borrowing Base Property is separately assessed from all other adjacent land for purposes of real estate taxes and without regard for any other property, and for all purposes may be dealt with as an independent parcel.

            (i) Flood Hazards. Except as shown on the Survey of such Credit Party's Borrowing Base Property, neither all nor any portion of such Borrowing Base Property is located within an area that has been designated or identified as an area having special flood hazards by the Secretary of Housing and Urban Development or by such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to the National Flood Insurance Act of 1968, as such act may from time to time be amended, or pursuant to any other national, state, county or city program of flood control.

            (j) Insurance Policies. The insurance policies required to be maintained as of the date hereof pursuant to the Mortgages are in full force and effect with respect to such Credit Party's Borrowing Base Property.

            (k) Accounts. All Property Accounts which are not held by the Administrative Agent, including the account number of each such account and the name and address of the financial institution at which each account is held, are listed on Exhibit E annexed hereto.

            (l) Agreements. Such Credit Party has delivered to the Administrative Agent true, correct and complete copies of all Management Agreements, Franchise Agreements, Operating Leases, ground leases (if any), Space Leases and material operating agreements, equipment leases and other contracts to which it is a party, in each case relating to Borrowing Base Properties, and all constitutive documents of such Credit Party. There are no other Management Agreements, Franchise Agreements, Operating Leases, ground leases, Space Leases or material operating agreements, equipment leases and other contracts currently in effect pertaining to such Credit Party's Borrowing Base Property other than those heretofore delivered to the Administrative Agent. All such Management Agreements, Franchise Agreements, Operating Leases, ground leases, Space Leases and material operating agreements, equipment leases and other contracts are in full force and effect, have not been amended, modified, terminated, assigned or otherwise changed, and the provisions thereof have not been waived, except as permitted hereunder. To such Credit Party's knowledge, no party, including such Credit Party, under any Management Agreement, Franchise Agreement, Operating Lease, ground lease, Space Lease or material operating agreement, equipment lease and other contract is in default of any of its obligations thereunder in any material respect.

            SECTION 3.10. Compliance with Laws and Agreements. Each Credit Party and each of its Subsidiaries (a) are in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, in each case to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect or a Group Material Adverse Effect and (b) has all governmental licenses, authorizations, consents and approvals required to

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

carry on its business as now conducted. There are no pending or, to such Credit Party's knowledge, threatened actions, suits or proceedings to revoke, invalidate, rescind or modify such approvals. All laws, rules, regulations and codes applicable to each Credit Party's Borrowing Base Property and all approvals in effect with respect thereto do not prohibit the operation and the current and anticipated uses of such Borrowing Base Property.

            SECTION 3.11. Defaults. No First-Tier Default or Event of Default has occurred and is continuing. Neither such Credit Party nor any of its Subsidiaries, nor the Operating Lessee, is in default or in breach of any of its obligations under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its properties is bound, including any Management Agreement, Franchise Agreement, Operating Lease, ground lease or Space Lease, except to the extent any such default or breach would not reasonably be expected to have a Group Material Adverse Effect.

            SECTION 3.12. Offsets and Defenses. No Credit Party has any offsets or defenses against or counterclaims with respect to any of its obligations under this Agreement or the other Financing Documents.

            SECTION 3.13. Investment and Holding Company Status. Neither such Credit Party nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

            SECTION 3.14. Full Disclosure. Such Credit Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any of its or their assets is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, such Credit Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

            SECTION 3.15. Security Interest and Liens. Each of the Security Documents creates and grants to the Administrative Agent, for its own benefit and for the benefit of the Lenders, a legal and valid first priority (except as permitted pursuant to Section 6.02 hereof) Security Interest in the Collateral identified therein and, upon the due filing by the Administrative Agent of Uniform Commercial Code financing statements, the proper recording of Mortgages, possession by the Administrative Agent of collateral which can be perfected by possession only and "control" by the Administrative Agent of any deposit accounts, such first priority Security Interest will be perfected. Such Collateral is not subject to any other Liens whatsoever and neither such Credit Party nor any of its Subsidiaries has made or assumed any contract or other arrangement that could give rise to any such Liens, except Liens permitted by
Section 6.02 hereof. Neither such Credit Party nor any of its Subsidiaries is under any contractual restriction which would prohibit it from granting such first priority Security Interests in the Collateral except as disclosed on Exhibit F annexed hereto.

            SECTION 3.16. Liens on Ownership Interests. There exists no Lien on any Equity Interest in the Borrower (except as permitted pursuant to Section
6.02 hereof).

            SECTION 3.17. Solvency.

            (a) The fair salable value of the business of each Credit Party and its Consolidated Subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of such Credit Party and its Consolidated Subsidiaries, as they become absolute and mature.

            (b) The assets of each Credit Party and its Subsidiaries do not constitute unreasonably small capital for such Credit Party and its Subsidiaries to carry out their business as now conducted and as proposed to be conducted including the capital needs of such Credit Party and its Subsidiaries, taking into account the particular capital requirements of the business conducted by such Credit Party and its Subsidiaries and projected capital requirements and capital availability thereof.

            (c) No Credit Party nor any Subsidiary of any Credit Party has incurred or intends to incur debts beyond its ability to pay as they mature (taking into account the timing and amounts of cash to be received by each Credit Party and any of its Subsidiaries, and of amounts to be payable on or in respect of debt of each Credit Party and any of its Subsidiaries).

            SECTION 3.18. Use of Proceeds. The proceeds of the Loans and Letters of Credit are to be used solely for the general corporate and working capital purposes of the Borrower to the extent not prohibited hereunder, including (a) the acquisition of interests in Hotels, (b) development, expansion and renovation of Hotels and (c) investments in hotel-related debt instruments, in each case directly or through any of its Subsidiaries.

            SECTION 3.19. Subsidiaries. As of the Effective Date, no Credit Party has any Subsidiaries except for those set forth on Exhibit G annexed hereto. Exhibit G sets forth each such Subsidiary's jurisdiction of organization and the ownership by each Credit Party of ownership interests in such each such Subsidiary.

            SECTION 3.20. Federal Reserve Regulations.

            (a) Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying Margin Stock.

            (b) No part of the proceeds of the Loans or Letters of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or for any purpose, in each case to the extent such use entails a violation of, or which is inconsistent with, the

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provisions of the Regulations of the Board, including Regulation T, U or X thereof. No portion of the assets of the Borrower or any of its Subsidiaries consists of Margin Stock. If requested by any Lender, the Borrower or any of its Subsidiaries shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

            SECTION 3.21. Foreign Person. Neither such Credit Party nor any of its Subsidiaries is a "foreign person" within the meaning of Section 1445 or 7701 of the Code.

            SECTION 3.22. Control Person. Such Credit Party is not, and no Person having "control" (as that term is defined in 12 U.S.C. Sections 375b or in regulations promulgated pursuant thereto) of such Credit Party is, an "executive officer," "director," or "person who directly or indirectly or in concert with one or more persons, owns, controls, or has the power to vote more than ten percent (10%) of any class of voting securities" (as those terms are defined in 12 U.S.C. Sections 375b or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a subsidiary, or of any other subsidiary of a bank holding company of which any Lender is a subsidiary.

            SECTION 3.23. Name; Principal Place of Business. Such Credit Party does not use any trade name and has not done business under any name other than its actual name set forth herein. The principal place of business and chief executive office of such Credit Party is set forth on Exhibit H annexed hereto.

            SECTION 3.24. Patriot Act. Such Credit Party, nor any member or partner in such Credit Party, nor any member or partner of such member or partner, nor any owner of a direct or indirect interest in such Credit Party (or, in the case of the REIT, no owner of a ten percent (10%) or greater direct or indirect interest in the REIT) (a) is listed on any Government Lists (as defined below), (b) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC (as defined below) or in any enabling legislation or other Presidential Executive Orders in respect thereof, (c) has been previously indicted for or convicted of any felony involving any Patriot Act Offense (as defined below), or (d) to such Credit Party's knowledge, is currently under investigation by any governmental authority for alleged Patriot Act Offense. For purposes hereof, the term "Patriot Act Offense" means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (i) the criminal laws against terrorism; (ii) the criminal laws against money laundering, (iii) the Bank Secrecy Act, as amended, (iv) the Money Laundering Control Act of 1986, as amended, or the (v) Patriot Act. "Patriot Act Offense" also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term "Government Lists" means (A) the Specially Designated Nationals and Blocked Persons Lists maintained by the Office of Foreign Assets Control ("OFAC"), (B) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that the Administrative Agent notified the Borrower in writing is now included in Governmental Lists, or
(C) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other government authority or pursuant to any

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Executive Order of the President of the United States of America that the
Administrative Agent notified the Borrower in writing is now included in Governmental Lists.

                                   ARTICLE IV

                      Conditions; Security and Collateral

            SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 hereof):

            (a) This Agreement and the other Financing Documents shall have been executed by each party thereto and each Credit Party shall have performed and complied with all covenants, agreements and conditions contained herein and in the other Financing Documents which are required to be performed or complied with by such Credit Party before or on the Effective Date;

            (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Sullivan & Cromwell LLP, Andrews & Kurth L.L.P. and Hogan & Hartson L.L.P., counsel for the Credit Parties, covering such matters relating to the Credit Parties, this Agreement, the other Financing Documents and the Transactions as the Administrative Agent shall reasonably request;

            (c) The Administrative Agent shall have received a certificate of the Borrower, dated the Effective Date and executed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Section
4.02 hereof in the event of any Borrowing or issuance of any Letter of Credit occurring on the Effective Date;

            (d) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any of the Credit Parties hereunder;

            (e)   With respect to any Liens not permitted pursuant to Section
6.02 hereof, the Administrative Agent shall have received termination statements in form and substance reasonably satisfactory to it;

            (f) To the extent reasonably required by the Administrative Agent, the Administrative Agent shall have received the results, satisfactory to the Administrative Agent, of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings made with respect to the Borrower and the Guarantors in the jurisdictions in which the Borrower and each Guarantor is organized and has its principal place of business and in which the Borrowing Base Properties and any other Collateral requested by the Administrative Agent are located;

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            (g)   The Administrative Agent shall have received, if necessary, evidence that all governmental and third party approvals necessary in connection with the Transactions shall have been obtained and are in full force and effect;

            (h) The Administrative Agent and the Lenders shall be reasonably satisfied that no litigation or other proceeding exists (including concerning any of the Transactions or the ownership of the REIT, the Borrower, any of their Subsidiaries, or any of their respective properties and assets) that could reasonably be expected to constitute or result in a Material Adverse Effect or a Group Material Adverse Effect;

            (i) The Administrative Agent shall have received a copy of the certificate or articles of incorporation or other constitutive documents, in each case amended to date, of each of the Credit Parties, certified as of a recent date by the Secretary of State or other appropriate official of the state or other jurisdiction of its organization; and a certificate of the Secretary of such Credit Party, as the case may be, dated the Effective Date and certifying
(A) that attached thereto is a true and complete copy of such certificate or articles of incorporation, limited partnership or other constitutive document as the case may be, as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in clause (C) below,
(B) that attached thereto is a true and complete copy of such Credit Party's by-laws, limited partnership agreement or limited liability company agreement, as the case may be, as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in clause (C) below, (C) that attached thereto is a true and complete copy of a resolution adopted by such Credit Party's Board of Directors (or in the case of a Credit Party that is not a corporation, the equivalent governing body) authorizing the execution, delivery and performance of this Agreement and the other Financing Documents to which it is a party and that such resolution has not been modified, rescinded or amended and is in full force and effect, (D) that such Credit Party's certificate or articles of incorporation, certificate of limited partnership, by-laws, limited partnership or operating agreement and other constitutive documents have not been amended since the date thereof (except as attached to the foregoing certificates), and (E) as to the incumbency and specimen signature of each of such Credit Party's officers executing this Agreement or any other Financing Document delivered in connection herewith or therewith, as applicable and a certificate of another of such Credit Party's officers as to incumbency and signature of its Secretary, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

            (j) The Administrative Agent shall have received certificates of good standing, existence or its equivalent with respect to the Borrower and each Guarantor certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and in each other jurisdiction in which qualification is necessary in order for the Borrower or such Guarantor to own or lease its property and conduct its business, except to the extent the failure to be so qualified or in good standing would not result in a Material Adverse Effect or a Group Material Adverse Effect but in any case a good standing certificate from the Borrower or the applicable Borrowing Base Subsidiary from the state in which any Borrowing Base Property owned by it is located;

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

            (k) All intercompany indebtedness of the REIT, the Borrower and any of their Subsidiaries, shall have been subordinated to their respective obligations under the Transaction on terms acceptable to the Administrative Agent;

            (l) The Administrative Agent shall have received (i) satisfactory unaudited quarterly financial statements of the REIT and its Consolidated Subsidiaries for each fiscal quarter in 2003 ended more than thirty (30) days prior to the Effective Date, and the actual results of operations for such periods shall not, individually or in the aggregate, differ from the results of operations projected for such period in the projections included in any information memoranda distributed to the Administrative Agent or the Lenders that is, in any respect, materially adverse to the Lenders and (ii) a satisfactory operating expense budget for the REIT, the Borrower and their Subsidiaries for fiscal year 2004;

            (m) The Administrative Agent shall have received such other documents, information and materials, and completed such other reviews as the Administrative Agent or its counsel shall reasonably deem necessary; and

            (n) No Default or Event of Default shall have occurred and be continuing.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the execution and delivery to the Administrative Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 4.01 have been fulfilled to the satisfaction of such Lender and (ii) all documents sent to such Lender for approval, consent or satisfaction were acceptable to such Lender.

            SECTION 4.02. Each Credit Event. The obligation of any Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction on or prior to such date of the following conditions (except to the extent any of the following conditions are waived in accordance with Section 9.02 hereof):

            (a) The Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate (i) at least five (5) Business Days prior to the requested date of any Revolving Credit Borrowing or any issuance, amendment, renewal or extension of a Letter of Credit and (ii) except as otherwise provided in Section 2.03(e) hereof in the case of a Swingline Borrowing or a Base Rate Revolving Borrowing initially to finance an LC Disbursement pursuant to Section 2.03(e) hereof, at least one (1) Business Day prior to the requested date of any Swingline Borrowing or Base Rate Revolving Borrowing, in each case presenting its computation of the Borrowing Base as of the date of, and after giving effect to, such Borrowing or the issuance, amendment, renewal or extension of such Letter Credit;

            (b)   The Effective Date shall have occurred;

            (c) The Borrowing Base Properties, if any, to be added to the Borrowing Base in connection with any Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit shall have been accepted by the Administrative Agent, the Syndication Agent

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and Required Lenders and included in the Borrowing Base in accordance with
Section 4.03 hereof;

            (d) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, on or prior to such Borrowing or issuance, amendment, renewal or extension of any Letter of Credit, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any of the Credit Parties hereunder;

            (e) The representations and warranties of the Credit Parties set forth in this Agreement and the other Financing Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable; provided that any such representations and warranties that by their express terms are made as of a specific date shall be true and correct in all material respects as of such specific date;

            (f) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no First-Tier Default or Event of Default shall have occurred and be continuing and the Borrower shall otherwise be in compliance with the provisions of Section 2.01 or 2.05(b) hereof, as applicable;

            (g) No such Borrowing or issuance, amendment, renewal or extension of such Letter of Credit would result in the Availability being exceeded (it being acknowledged that all calculations of Availability shall be made as of such date after giving effect to such events);

            (h) The Administrative Agent shall have received a certificate of the Borrower executed by a Financial Officer of the Borrower as to the compliance with clauses (e) through (g) above;

            (i) The Borrowing Base shall include the minimum number of Borrowing Base Properties required pursuant to Section 4.03(d) hereof as of the date of any Borrowing or issuance of a Letter of Credit; and

            (j) All mortgage recording and similar taxes shall have been paid and title insurance shall be in effect in amounts at least equal to the Revolving Credit Exposure, giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit; without limiting the foregoing, to the extent any repayment of principal has been applied on account of Specially Allocated Revolving Credit Exposure pursuant to Section 2.10(g) hereof, the lien of the Mortgages on the corresponding Borrowing Base Properties, the amount of mortgage recording or similar tax paid with respect thereto and the related title insurance policies shall have been increased or modified, as applicable, such that the principal amount of the applicable indebtedness with respect to which mortgage recording tax has been paid and the amount of title insurance shall equal or exceed the applicable Specially Allocated Revolving Credit Exposure;

provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Swingline Lender for such Lender's Applicable Percentage of any Swingline Loans made in accordance with the provisions of Section 2.04 hereof.

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The Administrative Agent shall notify the Lenders of the requested Borrowing or the Issuing Bank of the requested issuance, amendment, renewal or extension of a Letter of Credit, as applicable, once it has received the items required to be delivered under this Section 4.02 and provided that the Administrative Agent has no actual knowledge that any of the conditions specified herein have not been satisfied (it being understood and agreed by the Credit Parties that the Administrative Agent, the Lenders and the Issuing Bank are relying on any representations, warranties and certifications made by the Credit Parties in connection therewith). Such notification shall obligate the Lenders or the Issuing Bank, as applicable, to perform its obligations with respect to the requested credit extension. Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by each of the Credit Parties on the date thereof as to the matters specified in Sections 4.02(e) and (f) hereof.

            SECTION 4.03. Inclusion and Removal of Hotels from Borrowing Base.

            (a) Request for Admission into Borrowing Base. The Borrower shall provide the Administrative Agent (with copies for each Lender) with a written request for a Hotel to be admitted into the Borrowing Base. Such request shall be accompanied by information regarding such Hotel, including the following, in each case acceptable to Administrative Agent: (i) a general description of the Hotel's property location, market, and amenities; (ii) a description of the Hotel and of the proposed Hotel owner; (iii) purchase information (including any contracts of sale and closing statements); (iv) a Phase I environmental assessment and, if requested by Administrative Agent based upon issues identified in the Phase I assessment, a Phase II Environmental Assessment and any other reports and assessments; (v) copies of existing title insurance, real property surveys, utility surveys and flood zone area certificates; (vi) operating statements; (vii) proof of payment of real estate taxes and assessment amounts; (viii) engineering reports; (ix) evidence of insurance; (x) copies of the Operating Lease, Management Agreement, Franchise Agreement, any ground lease, all Space Leases, all operating agreements, equipment leases and other contracts and encumbrances, as applicable; (xi) a copy of the most-recent appraisal, if available; (xii) if applicable, a receivables aging report with respect to the Hotel; (xiii) an operating and Capital Expenditure budget for the Hotel; (xiv) other documents, materials and information required in the definition of "Borrowing Base Property" herein and proof of the satisfaction of the other conditions set forth in such definition, including copies of certificates of occupancy, to the extent available or appropriate; (xv) other documents, materials and information required in order to confirm that the representations and warranties contained herein applicable to the Hotel are true and correct, to the extent available or appropriate; (xvi) information regarding the proposed Borrowing Base Subsidiary that would own the Hotel if not owned by the Borrower; (xvii) whether due to mortgage recording tax considerations or due to the manner in which title insurance premiums are computed for the state, county or municipality in which the Hotel property is located, the Borrower is requesting a Special Allocation of Revolving Credit Exposure together with information as to the basis for such request; and (xviii) such other information requested by the Administrative Agent as shall be necessary in order for the Administrative Agent, the Syndication Agent and the Required Lenders to determine whether such Hotel should be a Borrowing Base Property. If the Borrower has requested that a Hotel be included in the Borrowing Base and has submitted all supporting documentation required hereby, or otherwise necessary to make the determinations referred to in the definition of "Borrowing Base Property" herein, for such consideration, the Administrative

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Agent shall within fifteen (15) Business Days of its receipt of such request and supporting information, inform the Borrower whether the Administrative Agent, the Syndication Agent and the Required Lenders have accepted such Hotel as a Borrowing Base Property, subject to compliance with Section 4.03(b) hereof; provided, that the Administrative Agent, the Syndication Agent and the Required Lenders may condition the acceptance of a Hotel as a Borrowing Base Property upon their receipt of a satisfactory Appraisal with respect to such Hotel. Failure of the Administrative Agent to inform the Borrower in writing that a Hotel has been accepted as a Borrowing Base Property within such fifteen (15) days shall constitute a rejection. Notwithstanding anything to the contrary contained herein or in the other Financing Documents, none of the terms or conditions of this Agreement or the other Financing Documents shall, or shall be construed to, qualify, limit or otherwise modify the sole and absolute discretion of the Administrative Agent, the Syndication Agent and the Required Lenders to accept or reject any Hotel proposed for admission into the Borrowing Base.

            (b) Required Financing and Related Documents. Prior to any Hotel being included in the Borrowing Base,

                  (i) The Borrower or Borrowing Base Subsidiary that owns (or leases) such Hotel shall have delivered to the Administrative Agent a Guarantee, Mortgage, Security Agreement and other Financing Documents reasonably required by the Administrative Agent, and any such Borrowing Base Subsidiary shall have been made a party to this Agreement and the Environmental Indemnity;

                  (ii) The Operating Lessee shall have delivered to the Administrative Agent a Security Agreement and other Financing Documents required by the Administrative Agent and shall have been made a party to this Agreement and the Environmental Indemnity;

                  (iii) The Manager shall have delivered a Manager's Consent and
            Subordination Agreement;

                  (iv) The Credit Parties shall have ratified in writing for the benefit of the Administrative Agent, the Syndication Agent and the Lenders their obligations under this Agreement and the other Financing Documents to which they are a party and delivered to the Administrative Agent such additional or supplemental Financing Documents in connection with such Borrowing Base Property (and any new Borrowing Base Subsidiary and Operating Lessee) as the Administrative Agent shall reasonably request;

                  (v) Each Security Document (including each Uniform Commercial Code financing statement) required by law or requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent for its own benefit and for the benefit of the Lenders a first priority perfected Lien in the Borrowing Base Property and other Collateral in connection therewith shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested and the Administrative Agent shall have received evidence thereof and

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            such assurances as the Administrative Agent may deem appropriate to establish the Borrower's or the applicable Borrowing Base Subsidiary's, as the case may be, title to, and the due creation, perfection and priority of the Administrative Agent's or the Lenders' Liens on and security interests in, the Collateral, in form and substance satisfactory to the Administrative Agent;

                  (vi) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and running to the benefit of their respective successors and assigns permitted hereunder, and dated the date that such Hotel is included in the Borrowing Base) of counsel for the Credit Parties, covering such matters relating to the Credit Parties, this Agreement and the other Financing Documents delivered pursuant to this Section 4.03(b) and related Transactions as the Administrative Agent shall reasonably request, including favorable written opinions from local counsel to the Credit Parties in each state in which such Hotel and other Collateral in connection therewith is located and/or any Security Documents are filed or recorded as the Administrative Agent shall reasonably request to establish the due creation and perfection of the Administrative Agent's or the Lenders' Liens on and security interests in, the Collateral, in form and substance reasonably satisfactory to the Administrative Agent;

                  (vii) The Administrative Agent and the Lenders shall have
            received all fees and other amounts due and payable, on or prior to the including of such Hotel in the Borrowing Base, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by any of the Credit Parties hereunder;

                  (viii) With respect to such Hotel and other Collateral in
            connection therewith, and any new Borrowing Base Subsidiary or Operating Lessee, the conditions of Sections 4.01(e) through (n) hereof shall have been satisfied to the extent relating to such Hotel and other Collateral;

                  (ix) In the case of any Hotel which if qualifying as a Borrowing Base Property would be a Newly-Acquired Borrowing Base Property, the Administrative Agent shall have received a proposed Capital Expenditures budget with supporting schedules;

                  (x) The Administrative Agent shall have received a Survey, title insurance policy or commitment and the other documents, materials and information referred to in the definition of "Borrowing Base Property" herein and proof of the satisfaction of the other conditions set forth in such definition;

                  (xi) The Administrative Agent shall have received a "tie-in" endorsement (or modification of existing "tie-in" endorsements) to each of the Administrative Agent's title policies for the Mortgages except to the extent prohibited by the laws of any state in which a Borrowing Base Property is located or if the Administrative Agent shall determine it is not required or may be limited

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            in the case of a Borrowing Base Property which is the subject of a
            Special Allocation of Revolving Credit Exposure;

                  (xii) The Administrative Agent shall have received estoppel certificates from any ground lessor, any tenant under any Major Space Lease, the Operating Lessee, the Manager and the Hotel franchiser, as applicable, of such Borrowing Base Property;

                  (xiii) The Administrative Agent shall have received, to the extent it reasonably requests, subordination, non-disturbance and attornment agreements, will-serve letters, comfort letters or similar agreements with any ground lessor, from all Space Lease tenants and Operating Lessees whose leases are not subordinate by their terms to the Mortgage, the Operating Lessee, the Manager and the Hotel franchiser as applicable, of or affecting such Borrowing Base Property;

                  (xiv) The Administrative Agent shall have received a Borrowing
            Base Certificate executed by a Financial Officer of the Borrower presenting its computation of the Borrowing Base as of the date that such Hotel would be included in the Borrowing Base and after giving effect to the inclusion of such Hotel in the Borrowing Base;

                  (xv) The Administrative Agent shall have received a certificate of the Borrower executed by a Financial Officer of the Borrower certifying that (w) the representations and warranties of the Credit Parties set forth in this Agreement and the other Financing Documents with respect to such Hotel are true and correct in all material respects on and as of the date such Hotel is included in the Borrowing Base, provided that any such representations and warranties that by their express terms are made as of a specific date shall be true and correct in all material respects as of such specific date, (x) no Default or Event of Default shall have occurred and be continuing on and as of the date such Hotel is to be included in the Borrowing Base or after giving effect to such inclusion (or, to the extent any Default or Event of Default exists, a description of the actions the Credit Parties are taking or propose to take with respect thereto), and (y) the inclusion of such Hotel in the Borrowing Base would not result in the Availability being exceeded (it being acknowledged that all calculations of Availability shall be calculated as of the date that such Hotel would be included in the Borrowing Base);

                  (xvi) To the extent required by the Administrative Agent, the
            Administrative Agent shall have received the results, satisfactory to the Administrative Agent, of a search of tax and other Liens, judgments and of the Uniform Commercial Code filings made with respect to the Borrowing Base Subsidiary and Operating Lessee of such Borrowing Base Property in their jurisdictions of formation, the jurisdictions of their principal places of business and the jurisdictions in which the Hotel and any other Collateral in connection therewith is located;

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                  (xvii) The Administrative Agent shall be reasonably satisfied that after giving effect to the inclusion of such Hotel in the Borrowing Base, the requirements set forth in the provisos to the definition of "Borrowing Base" herein are satisfied;

                  (xviii) To the extent required by the Administrative Agent, the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the each of the Credit Parties, the authorization of the Transactions and any other legal matters relating to any of the Credit Parties, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

                  (xix) The Administrative Agent shall have received such other documents and materials, and completed such other reviews, including contracts, litigation and taxes and the items and information referred to in Section 4.02(a) hereof, as the Administrative Agent or its counsel shall reasonably request with respect to such Borrowing Base Property.

            (c) Removal of Borrowing Base Property from Borrowing Base by Administrative Agent and Syndication Agent. The Administrative Agent and the Syndication Agent shall have the right, in their sole discretion, to revoke their prior approval of any Hotel as a Borrowing Base Property which the Administrative Agent and the Syndication Agent determine no longer meets (i) the eligibility criteria set forth in clauses (b), (c), (g), (h),(j) or (k) of the definition of "Borrowing Base Property" herein, (ii) the requirement set forth in the definition of "Borrowing Base Property" herein that such Hotel be owned in fee simple (or, with the prior consent of the Administrative Agent, as a leasehold interest pursuant to a ground lease acceptable in form and substance to the Administrative Agent by a lessor acceptable to the Administrative Agent) by the Borrower or a Borrowing Base Subsidiary or (iii) the requirements set forth in provisos in the definition of "Borrowing Base" herein. The Administrative Agent shall promptly provide the Borrower and the Lenders with notice of any such revocation.

            (d)   Minimum Number of Hotels in Borrowing Base.

                  (i) During the period from the Borrowing Base Reference Date until but excluding the date occurring three (3) months after the Borrowing Base Reference Date, the Borrower will at all times cause at least three (3) Hotels which are Borrowing Base Properties to be included in the Borrowing Base.

                  (ii) During the period from and including the date occurring three (3) months after the Borrowing Base Reference Date until but excluding the date occurring six (6) months thereafter, the Borrower will at all times cause at least four (4) Hotels which are Borrowing Base Properties to be included in the Borrowing Base.

                  (iii) During the period from and including the date occurring six (6) months after the Borrowing Base Reference Date until the Maturity Date, the

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            Borrower will at all times cause at least five (5) Hotels which are
            Borrowing Base Properties to be included in the Borrowing Base.

            (e) Release of Borrowing Base Properties and Borrowing Base Subsidiaries. Borrower may cause a Borrowing Base Property that has previously been admitted into the Borrowing Base to be removed from the Borrowing Base, provided that:

                  (i) The Borrower shall provide the Administrative Agent a written notice of removal of such Borrowing Base Property from the Borrowing Base;

                  (ii) The Administrative Agent shall have received at least five (5) Business Days prior to the date of removal of such Borrowing Base Property from the Borrowing Base, a Borrowing Base Certificate executed by a Financial Officer of the Borrower presenting its computation of the Borrowing Base as of the date of removal and after giving effect to the removal of such Borrowing Base Property from the Borrowing Base;

                  (iii) After giving effect to the removal of such Borrowing
            Base Property from the Borrowing Base, the aggregate Revolving Credit Exposure of the Lenders shall not exceed the lesser of the Maximum Revolver Amount and the Borrowing Base, and in any case shall not exceed the Implied Loan Amount;

                  (iv) No First-Tier Default or Event of Default shall exist prior to or after giving effect to the removal of such Borrowing Base Property from the Borrowing Base (unless the effect of such release is to cure all First-Tier Defaults and Events of Default);

                  (v) The Administrative Agent shall have received a certificate of the Borrower executed by a Financial Officer of the Borrower certifying that the conditions in the preceding clauses
            (iii) and (iv) are satisfied; and

                  (vi) After giving effect to the removal of such Borrowing Base Property from the Borrowing Base, no less than the number of Hotels required to be included in the Borrowing Base at such time pursuant to Section 4.03(d) hereof shall remain in the Borrowing Base and the requirements set forth in the provisos to the definition of "Borrowing Base" hereunder remain satisfied.

If, as of any date, all of the Hotels of a Borrowing Base Subsidiary have been removed from the Borrowing Base in accordance with the terms of this Agreement, then the Administrative Agent shall, upon the written request of Borrower, release such Borrowing Base Subsidiary from the provisions of its Guarantee and all other obligations under the Financing Documents and shall also release any collateral pledged by the Credit Parties and their respective Subsidiaries relating to such Borrowing Base Subsidiary or its Hotels, including, without limitation, any casualty proceeds or condemnation awards being held by the Administrative Agent or the Lenders in respect of such Borrowing Base Subsidiary's Hotels, any Liens relating to such Borrowing Base Subsidiary or its Hotels including any Liens in any accounts of such Borrowing Base Subsidiary or any accounts related to such Borrowing Base Subsidiary's Hotels, any Liens in any reserves relating to such Borrowing Base Subsidiary or its Hotels or, if such reserves also relate to Hotels

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not owned by such Borrowing Base Subsidiary, a pro rata share of such reserves attributable to such Borrowing Base Subsidiary or its Hotels.

                                   ARTICLE V

                             Affirmative Covenants

            Until the Commitments have expired or terminated, all Obligations have been paid in full in cash and all other obligations of the Credit Parties under the Financing Documents have been performed, all Letters of Credit have expired or terminated, all LC Disbursements have been reimbursed and all Secured Lender Rate Agreements have terminated, each Credit Party covenants and agrees with the Lenders that:

            SECTION 5.01. Information. The Borrower will furnish to the Administrative Agent and the Syndication Agent:

            (a) Within ninety (90) days after the end of each fiscal year, (i) a consolidated balance sheet and consolidated income statement showing the financial position of the Borrower and its Consolidated Subsidiaries as of the close of such fiscal year and the results of their operations during such year, and (ii) a consolidated statement of partners' equity and a consolidated statement of cash flow as of the close of such fiscal year, in each case comparing such financial position and results of operations to such financial condition and results of operations for the comparable period during the immediately preceding fiscal year, all the foregoing financial statements to be audited by Ernst & Young LLP or other independent public accountants of nationally recognized standing and which are reasonably acceptable to the Administrative Agent (which report shall not contain any qualification), and together with supplemental consolidating balance sheets and statements of income, partners' equity and cash flow prepared by such independent public accountants as being fairly stated in relation to such audited financial statements taken as a whole;

            (b) Within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower, unaudited consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal quarter, together with the related consolidated and consolidating statements of income for such fiscal quarter and for the portion of the Borrower's fiscal year ended at the end of such fiscal quarter and the related consolidated statements of cash flows and consolidated changes in partners' equity for the portion of the Borrower's fiscal year ended at the end of such fiscal quarter, in each case setting forth, in comparative form, the corresponding financial information as at the end of, and for, the corresponding fiscal quarter of the Borrower and its Consolidated Subsidiaries prior fiscal year and the portion of Borrower and its Consolidated Subsidiaries prior fiscal year ended at the end of such corresponding fiscal quarter, in each case certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial position and results of operations and cash flow of the Borrower and its Consolidated Subsidiaries in accordance with GAAP (except for the absence of footnote disclosures), in each case subject to normal year-end audit adjustments;

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            (c)   Promptly after the preparation thereof, and no later than
forty-five (45) days after the last day of the last calendar month of each fiscal quarter of the Borrower and no later than thirty (30) days after the last day of each other calendar month, monthly operating statements for each of the Borrowing Base Properties included in the Borrowing Base;

            (d) Promptly after the preparation thereof, and no later than forty-five (45) days after the last day of each fiscal year of the Borrower, annual Capital Expenditure and operating budgets for each of the Borrowing Base Properties for the next succeeding fiscal year of the Borrower.

            (e) Promptly after the preparation thereof, and no later than forty-five (45) days after the last day of each fiscal quarter of the Borrower,
(i) computations of Borrowing Base Net Operating Income for each Borrowing Base Property and Adjusted EBITDA and the Tangible Net Worth of the Borrower and (ii) a Borrowing Base Certificate executed by a Financial Officer of the Borrower setting forth its computation of the Borrowing Base, in each case as of the last day of such fiscal quarter. The Administrative Agent shall within ten (10) days of receipt of such information notify the Borrower in writing of any calculation errors or other errors in the calculation of Borrowing Base Net Operating Income determined by Administrative Agent on the basis of the definition of "Borrowing Base Net Operating Income" herein and any corresponding adjustments to the Borrowing Base (if any).

            (f) Concurrently with any delivery under Section 5.01(a) or (b) hereof, a certificate of the firm or Person referred to therein (i) which certificate shall, in the case of the certificate of a Financial Officer of the Borrower, certify that to the best of his or her knowledge no Default or Event of Default has occurred (including calculations demonstrating compliance, as of the dates of the financial statements being furnished, with the covenants set forth in Sections 6.13 and 6.14 hereof) and, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) which certificate, in the case of the certificate furnished by the independent public accountants referred in Section 5.01(a) hereof, may be limited to accounting matters and disclaim responsibility for legal interpretations, but shall in any event state that to the best of such accountants' knowledge, as of the dates of the financial statements being furnished no Default or Event of Default has occurred under either of the covenants set forth in Sections 6.13 and 6.14 hereof and, if such a Default or Event of Default has occurred, specifying the nature and extent thereof; provided, however, that any certificate delivered concurrently with Section 5.01(a) hereof shall be accompanied by a supplemental certificate confirming that the financial statements delivered in connection therewith have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the REIT and its Consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended (and shall in any event include calculations demonstrating compliance with the covenants set forth in Sections
6.13 and 6.14 hereof) and signed by a Financial Officer of the Borrower and
(iii) which certificate, in any case, shall state whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 hereof or delivered pursuant to Section 5.01(a) hereof and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

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            (g)   Promptly after the same becomes publicly available, copies of such registration statements, annual, periodic and other reports, and such proxy statements and other information, if any, as shall be filed by the REIT, the Borrower or any of their Subsidiaries with the Securities and Exchange Commission or with any national securities exchange or distributed by the REIT to its shareholders generally;

            (h) Concurrently with any delivery under Section 5.01(a) hereof, a management letter prepared by the independent public accountants who reported on the financial statements delivered under Section 5.01(a) hereof, with respect to the internal audit and financial controls of the REIT;

            (i)   Intentionally omitted;

            (j) Contemporaneously with such Credit Party's receipt or giving of same, a copy of all reports provided to or by such Credit Party pursuant to the Management Agreement, any Franchise Agreement or the Operating Lease, as applicable, relating to such Credit Party's Borrowing Base Properties and any material notice or other material written communication given under, pursuant to or in connection with the Management Agreement, Franchise Agreement or the Operating Lease;

            (k) As soon as practicable, copies of all material financial reports submitted to governmental agencies and material financial reports distributed to the equity holders of the REIT, the Borrower or any of their Subsidiaries; and

            (l) Promptly following any request therefor, such other information regarding the operations, business affairs, properties and financial condition of the Credit Parties, the Operating Leases and the Borrowing Base Properties, including the performance of their obligations under the Financing Documents, as the Administrative Agent or any Lender shall reasonably request.

            SECTION 5.02. Payment of Obligations. Such Credit Party will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect or a Group Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Credit Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            SECTION 5.03. Maintenance of Property; Insurance.

            (a) Such Credit Party will keep, and will cause each of its Subsidiaries and, with respect to the Borrowing Base Properties, the applicable Operating Lessee to keep, all property useful and necessary in its business as then conducted in good working order and condition (with respect to non-Borrowing Base Property assets, however, only to the extent that the failure to do so would not reasonably be expected to have a Group Material Adverse Effect), ordinary wear and tear excepted, and with respect to all Borrowing Base Properties, in accordance with the terms and conditions of the applicable Management Agreement, Franchise

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Agreement, Operating Lease, ground lease and Space Leases and other material agreements affecting such Borrowing Base Property. Each Borrowing Base Property shall be managed at all times by the Manager pursuant to the applicable Management Agreement and shall be subject to and operated in accordance with the applicable Franchise Agreement.

            (b) Such Credit Party will cause, and will cause the Operating Lessee to cause, all construction, renovation, and rehabilitation work with respect to all of the Borrowing Base Properties to be performed in a good and workmanlike manner substantially in accordance with all applicable laws and restrictions affecting such Borrowing Base Properties, and the terms and conditions of the applicable Management Agreement, Franchise Agreement, Operating Lease, ground lease and Space Leases and other material agreements affecting such Borrowing Base Property.

            (c) Such Credit Party will maintain, and will cause each of its Subsidiaries (other than Borrowing Base Subsidiaries) to maintain, with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties (other than Borrowing Base Properties) and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductible) as is customary in the case of similar businesses. At the Administrative Agent's request, such Credit Party shall, and shall cause each of its Subsidiaries to, deliver to Administrative Agent evidence of insurance for each policy of insurance and evidence of payment of all premiums. Without limiting the foregoing, to the extent such Credit Party owns any Borrowing Base Properties, such Credit Party will maintain, and will cause the applicable Operating Lessee to maintain, insurance concerning such Borrowing Base Properties of the types and amounts as set forth in the applicable Mortgages.

            SECTION 5.04. Compliance with Laws and Documents. Such Credit Party will comply, and cause each of its Subsidiaries and, with respect to the Borrowing Base Properties, the applicable Operating Lessees, to comply, with all applicable laws, ordinances, rules, regulations, orders, decrees and requirements of all Governmental Authorities (including Environmental Laws and ERISA and the rules and regulations thereunder) applicable to it or its property, obtain, keep in full force and effect and comply with all licenses and permits required for the operation of its property, and comply with the terms and provisions of its constitutive documents and any judgment, and with respect to all Borrowing Base Properties, the Management Agreement, Franchise Agreement, Operating Lease and Space Leases and other material agreements or instruments binding upon such Credit Party or its Subsidiaries or their respective properties, except, in each case, where (i) failure to comply or keep any such license or permit in effect would not have a Material Adverse Effect or a Group Material Adverse Effect or (ii) the necessity of compliance therewith is being contested in good faith by appropriate proceedings and to the extent such contest involves a monetary sum, as to which (y) adequate financial reserves have been provided in accordance with GAAP and (z) such Credit Party or Subsidiary, as the case may be, shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by the Administrative Agent not to exceed the amount which is in dispute (including interest, penalties and any other sums which may be required to be paid in connection therewith) to insure the payment of such disputed amount. Such Credit Party will comply, and cause each of its Subsidiaries and, with respect to the

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Borrowing Base Properties, the Operating Lessee, to comply, with all of the terms and provisions of any ground lease affecting any properties of such Person (subject to any applicable notice and cure periods).

            SECTION 5.05. Inspection of Property, Books and Records. Such Credit Party will keep, and will cause each of its Subsidiaries and, with respect to the Borrowing Base Properties, the applicable Operating Lessees, to keep, proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each of its Subsidiaries to permit, representatives of the Administrative Agent or any Lender upon reasonable prior notice to visit and inspect any of their respective properties or other Collateral, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, senior employees and independent public accountants, all during normal business hours, as often as may reasonably be desired and at the sole cost and expense of the Administrative Agent or such Lender, as applicable; provided, that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right to take any of these actions as often as it may desire at the sole cost and expense of the Credit Parties.

            SECTION 5.06. Use of Proceeds. The proceeds of the Loans and Letters of Credit under this Agreement will be used by the Borrower solely for the purposes specified in Section 3.18 hereof. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulations T, U and X.

            SECTION 5.07. Environmental Matters. Such Credit Party will promptly give to the Administrative Agent notice in writing of any complaint, order, citation or notice of violation with respect to, or if such Credit Party becomes aware of, (a) the existence or alleged existence of a violation of any applicable Environmental Law by such Credit Party or with respect to a Borrowing Base Property, (b) any Release into the environment by such Credit Party or with respect to a Borrowing Base Property, (c) the commencement of any cleanup pursuant to or in accordance with any applicable Environmental Law of any Hazardous Materials by such Credit Party or with respect to a Borrowing Base Property, (d) any pending legislative or threatened proceeding for the termination, suspension or non-renewal of any permit required under any applicable Environmental Law with respect to such Credit Party or any Borrowing Base Property and (e) any property of such Credit Party or any of its Subsidiaries that is or will be subject to a Lien imposed pursuant to any Environmental Law, which, in each of clauses (a) through (e) above, individually or in the aggregate, would have a Material Adverse Effect.

            SECTION 5.08. Taxes. Such Credit Party will, and will cause each of its Subsidiaries to, pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon such Credit Party or any of its Subsidiaries or upon their respective income or profits or in respect of their respective property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, would give rise to Liens upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to (a) any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be

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contested in good faith by appropriate proceedings and the applicable party, shall have set aside on its books adequate reserves with respect thereto, and such contest operates to suspend collection of the contested tax, assessment, charge, levy or claims and enforcement of a Lien or (b) any tax, assessment, charge, levy or claims, the failure to pay and discharge when due which, individually or in the aggregate would not have a Material Adverse Effect. With respect to real estate taxes, assessments or other governmental charges or levies affecting any Borrowing Base Property, such Credit Party may not contest same without the prior written consent of the Administrative Agent if any First-Tier Default or Event of Default exists or without giving prior written notice to the Administrative Agent. Furthermore, (x) such Borrowing Base Property, or any other Collateral pledged by such Credit Party, must not, in the reasonable judgment of the Administrative Agent, be in any danger of being sold, forfeited, terminated, canceled or lost in any respect, (y) the non-payment of the whole or any part of any tax, assessment, charge or levy during the pendency of any such action must not result in the delivery of a tax deed to such Borrowing Base Property or any other collateral because of such non-payment, and
(z) such Credit Party shall have furnished such security, if any, as may be required in the proceedings or as may be reasonably requested by the Administrative Agent not to exceed the amount which is in dispute (including interest, penalties and any other sums which may be required to be paid in connection therewith) to ensure the payment of such tax, assessment, charge or levy, together with any interest or penalties which may become due in connection therewith. With respect to such Credit Party's Borrowing Base Property, such Credit Party promptly will deliver to the Administrative Agent, upon request, copies of official receipts or other evidence satisfactory to the Administrative Agent evidencing the payment of such taxes, assessments and governmental charges or levies.

            SECTION 5.09. Security Interests. Such Credit Party will at all times take, or cause to be taken, all actions necessary to maintain the Security Interests as valid and perfected Liens, subject only to Liens permitted under
Section 6.02 hereof, and supply all information to the Administrative Agent necessary for such maintenance.

            SECTION 5.10. Existence; Conduct of Business. Such Credit Party will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section
6.03 hereof. The REIT shall maintain its status as a Real Estate Investment Trust under the Code.

            SECTION 5.11. Litigation and Other Notices. Such Credit Party will give the Administrative Agent prompt written notice of the following:

            (a) the issuance by any court or Governmental Authority of any injunction, order, decision or other restraint involving such Credit Party or any of its Subsidiaries prohibiting, or having the effect of prohibiting, the making of the Loans, or invalidating, or having the effect of invalidating, any provision of this Agreement or the other Financing Documents that would materially adversely affect the Lenders' ability to enforce any payment obligations hereunder, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

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            (b)   the filing or commencement of any action, suit or proceeding against or affecting such Credit Party or any of its Subsidiaries, whether at law or in equity or by or before any arbitrator or Governmental Authority, (i) which is material and is brought by or on behalf of any Governmental Authority, or in which injunctive or other equitable relief is sought or (ii) which, if adversely determined, could reasonably be expected to result in liability of such Credit Party or any of its Subsidiaries in an aggregate amount of $500,000 or more, not reimbursable by insurance or otherwise have a Material Adverse Effect or a Group Material Adverse Effect;

            (c)   the occurrence of any Default or Event of Default; and

            (d) any development in the business or affairs of such Credit Party or any of its Subsidiaries which has had or could reasonably be expected to result in, a Material Adverse Effect or a Group Material Adverse Effect.

Each notice delivered under this Section 5.11 shall be accompanied by a statement of a Financial Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

            SECTION 5.12. Additional Grantors and Guarantors. Such Credit Party shall cause each Borrowing Base Subsidiary, any Operating Lessee that is an affiliate of any Credit Party, and any Subsidiary of the REIT or other Credit Party that is formed after the Effective Date and that owns any Equity Interests in the Borrower, at the Administrative Agent's request, to become a party to this Agreement or enter into a separate Guarantee, and to deliver to the Administrative Agent all applicable Security Documents and other Financing Documents in form, scope and substance satisfactory to the Administrative Agent. In connection therewith, such Credit Party shall also cause such other party to provide such resolutions, certificates and opinions of counsel as shall be reasonably requested by the Administrative Agent.

            SECTION 5.13. Further Assurances. Such Credit Party will execute any and all documents and take all further actions which may be required under applicable law, or which the Administrative Agent may reasonably request, to grant, preserve, protect and perfect the first priority Liens created by the Security Documents in the Collateral (including with respect to security interests in real property leaseholds and after-acquired real and personal property.)

            SECTION 5.14. Appraisal Expense. The Borrower and the Credit Parties shall cooperate with and assist the Administrative Agent to the extent the Administrative Agent shall from time to time seek to obtain an Appraisal of any Hotel specified by the Administrative Agent that is included in the Borrowing Base; provided, that the Borrower shall not be required to pay for more than one
(1) Appraisal of each Hotel obtained by the Administrative Agent pursuant to this Section 5.14 during the period such Hotel is included in the Borrowing Base other than (y) in response to a request of the Borrower as referred to in the definition of "Newly-Acquired Borrowing Base Property" herein and (z) to the extent the Administrative Agent requests an Appraisal for purposes of its compliance with any applicable regulatory requirements.

            SECTION 5.15. Supplemental Disclosures. In the event that the representations and warranties of the Credit Parties under this Agreement are being made by the Credit Parties

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on a date subsequent to the Effective Date, the Credit Parties shall be permitted on or prior to such date to supplement Exhibits B and C annexed hereto with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in either of such Exhibits or that is necessary to correct any information in such Exhibits which has been rendered inaccurate (and, in the case of any supplements to either Exhibit, such Exhibit shall be appropriately marked to show the changes made therein); provided that (a) no such supplement to any such Exhibit shall retroactively amend, supplement or otherwise modify any prior disclosure, or be deemed a waiver of any Default or Event of Default resulting from the matters disclosed therein, except as consented to by the Administrative Agent and the requisite Lenders in accordance with Section 9.02(b) hereof, and (b) no supplement shall be required or permitted as to disclosures that relate solely to the Effective Date.

                                   ARTICLE VI

                               Negative Covenants

            Until the Commitments have expired or terminated, all Obligations have been paid in full in cash and all other obligations of the Credit Parties under the Financing Documents have been performed, all Letters of Credit have expired or terminated, all LC Disbursements have been reimbursed and all Secured Lender Rate Agreements have terminated, each Credit Party covenants and agrees with the Lenders that:

            SECTION 6.01. Indebtedness. Such Credit Party will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

            (a) the Obligations of such Credit Party under the Financing Documents;

            (b) (i) Indebtedness of the REIT or the Borrower to any of its Subsidiaries and (ii) Indebtedness of any Subsidiary of the REIT or the Borrower to the REIT or the Borrower or any other Subsidiary of the REIT or the Borrower, provided such Indebtedness is subordinate in all respects to the Obligations;

            (c) Non-Recourse Indebtedness of the REIT or of a Subsidiary of the REIT entered into in conformance with the Business Plan; and

            (d) Recourse Indebtedness in an aggregate principal amount for the REIT, the Borrower and their respective Subsidiaries not in excess of $15,000,000 at any time outstanding; excluding (i) any Indebtedness referred to in clause (a) or (b) above, and (ii) any Indebtedness in connection with any one
(1) credit facility provided to the REIT and/or the Borrower and/or their respective Consolidated Subsidiaries (other than any Borrowing Base Subsidiary), the proceeds of which are required pursuant to the terms of such credit facility to be employed by the REIT and/or the Borrower and/or their respective Consolidated Subsidiaries (other than any Borrowing Base Subsidiary) to fund the acquisition of notes and other debt instruments of the nature referred to in clause (h) of the definition of "Permitted Investments" set forth herein which are, in turn, pledged by the REIT and/or the Borrower and/or their respective Consolidated Subsidiaries (other than any Borrowing Base Subsidiary), as applicable, as collateral for such

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credit facility, in an aggregate principal amount at any time outstanding which does not exceed the lesser of (i) $100,000,000 or (ii) twenty-five percent (25%) of the Total Assets.

            SECTION 6.02. Liens. Such Credit Party will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a)   Permitted Encumbrances;

            (b) Liens created by the Financing Documents in favor of the Administrative Agent and the Lenders; and

            (c) Liens on (i) assets of the REIT, the Borrower and their respective Subsidiaries that secure the Indebtedness referred to in clause (c) of Section 6.01 hereof or (ii) notes and other debt instruments (together with ancillary rights with respect thereto, e.g., collateral accounts and interest rate swap, cap or other hedging arrangements) pledged as collateral for the credit facility described in clause (d)(ii) of Section 6.01 hereof; provided that in each case, no Lien shall apply to any Borrowing Base Property or any other Collateral or, to the extent such Liens constitute or could result in a transfer that would constitute a Change in Control, any Equity Interests.

            SECTION 6.03. Fundamental Changes.

            (a) Such Credit Party will not, and will not permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, convey, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or the stock or other equity units of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no First-Tier Default or Event of Default shall have occurred and be continuing (i) any such Subsidiary (other than a Guarantor) may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving entity, (ii) any such Subsidiary (other than Borrower or a Guarantor) may merge with or into or consolidate with any other Subsidiary (other than a Guarantor), (iii) any such Subsidiary (other than Borrower or a Guarantor) may merge into or consolidate with another Person, (iv) any such Subsidiary (other than Borrower or a Guarantor) may sell, transfer, convey, lease or otherwise dispose of its assets,
(v) any such Subsidiary (other than Borrower a Guarantor) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (vi) any Person (other than such a Subsidiary) may merge into or consolidate with the Borrower, the REIT, the General Partner, the Limited Partner or Ashford TRS in a transaction in which the Borrower, the REIT, the General Partner, the Limited Partner or Ashford TRS, as the case may be, is the surviving entity, so long as the Administrative Agent determines that none of the foregoing (individually or in the aggregate) would reasonably be expected to have a Material Adverse Effect or Group Material Adverse Effect and
(vii) the stock or other equity units of any such Subsidiary (other than Borrower or a Guarantor) may be sold if the Borrower determines in good faith that such sale is in the best interest of the Borrower and

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would not have a Group Material Adverse Effect; provided, however, that nothing in this Section 6.03(a) shall prohibit the REIT or the Borrower from (y) adjustments to respective partnership interests of partners (by issuance of certificates or otherwise) of the Borrower concurrently with any issuance of equity interests in the REIT, or (z) making payments solely in limited partnership interests in the Borrower in connection with the acquisition of any properties.

            (b) Such Credit Party will not, and will not permit any of its Subsidiaries to, (i) engage to any material extent in any business other than businesses that are consistent with the Business Plan or (ii) change its fiscal year, unless the Borrower or such Subsidiary, as the case may be, has provided the Administrative Agent with at least thirty (30) Business Days' prior written notice thereof.

            SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Such Credit Party will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly-owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, "Investments"), except:

            (a) Permitted Investments and Investments that were Permitted Investments when made;

            (b) In the case of a Credit Party which is not a Borrowing Base Subsidiary, Guarantees constituting Indebtedness permitted by Section 6.01 hereof;

            (c) Indemnities made and surety bonds issued in the ordinary course of business;

            (d)   Indemnities made in the Financing Documents;

            (e) Investments by such Credit Party (other than a Borrowing Base Subsidiary) in Subsidiaries or joint ventures;

            (f) Guarantees made in the ordinary course of business; provided that such Guarantees are not of Indebtedness for borrowed money except to the extent permitted pursuant to Section 6.01 hereof and otherwise could not in the aggregate reasonably be expected to have a Group Material Adverse Effect;

            (g) Investments consisting of Rate Agreements and Swap Agreements permitted under Section 6.01 hereof; and

            (h) Capital Expenditures and Liens not prohibited by this Agreement and the other Financing Documents.

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            SECTION 6.05. Restricted Payments. Upon the occurrence and during the continuance of any Event of Default, neither the REIT nor the Borrower may make any Restricted Payment.

            SECTION 6.06. Swap Agreements. Such Credit Party will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the REIT or any of its Subsidiaries has actual exposure (other than those in respect of Equity Interests of the REIT or any of its Subsidiaries), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the REIT or any Subsidiary.

            SECTION 6.07. Transactions with Affiliates. Such Credit Party will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in or enter into any other transactions, agreements and undertakings of any nature whatsoever with, any of the Affiliates of any Credit Party, except in the ordinary course of business at prices and on terms and conditions not less favorable to such Credit Party or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties.

            SECTION 6.08. Modification of Documents. Such Credit Party will not:

            (a) modify, amend or alter their certificates of formation or limited partnership, articles of incorporation, by-laws, operating or partnership agreement or other constitutive documents (other than (i) to allow the admission of new equity holders in the Borrower or the REIT or (ii) to allow for the occurrence of a transaction expressly permitted hereunder) without the Administrative Agent's prior consent;

            (b) modify, amend, alter, terminate, waive any term of or accept the surrender of any ground lease of any Borrowing Base Property, or enter into any ground lease in substitution thereof, without the Administrative Agent's prior consent;

            (c) modify, amend, alter, terminate, accept the surrender of, or enter into any lease in substitution of, any Operating Lease, or waive any material term of any Operating Lease, including any modification, amendment, alteration or waiver that would reduce the amount of any Operating Lease Rents under any Operating Lease, without the Administrative Agent's prior consent;

            (d) modify, amend, alter, terminate, accept the surrender of, or enter into any agreement in substitution of, any Management Agreement, or waive any term of any Management Agreement, in each case if such act could reasonably be expected to have a Material Adverse Effect; provided, that notwithstanding the foregoing, such Credit Party shall not, without the prior written consent of the Administrative Agent, the Syndication Agent and the Required Lenders, which may be withheld in their sole and absolute discretion, change or replace any Manager under any Management Agreement (or modify any Management Agreement or enter in any new Management Agreement or other agreement which changes or replaces the Manager under any Management Agreement) which would result in the applicable Hotel having

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a Manager other than Remington Hotel Corporation, Remington Lodging &
Hospitality, L.P. or any of their respective affiliates, or another hotel management company satisfying the criteria set forth on Exhibit D annexed hereto, and provided further there shall at all times be a Management Agreement and Manager's Consent and Agreement in effect for each Borrowing Base Property that are reasonably acceptable to the Administrative Agent.

            (e) modify, amend, alter, terminate, accept the surrender of, or enter into any agreement in substitution of, any Franchise Agreement, or waive any term of any Franchise Agreement, in each case if such act could reasonably be expected to have a Material Adverse Effect; provided, that notwithstanding the foregoing, such Credit Party shall not, without the prior written consent of the Administrative Agent, the Syndication Agent and the Required Lenders, which may be withheld in their sole and absolute discretion, change or replace the franchisor under any Franchise Agreement (or modify any Franchise Agreement or enter in any new Franchise Agreement or other agreement which changes or replaces the franchisor under any Franchise Agreement) and provided further there shall at all times be a Franchise Agreement and will-serve agreement by the Franchisor in favor of the Administrative Agent with respect thereto in effect for each Borrowing Base Property that are acceptable to the Administrative Agent in its sole and absolute discretion.

            SECTION 6.09. Negative Pledges, etc. Such Credit Party will not, and will not, directly or indirectly, permit any of its Subsidiaries to, enter into any agreement (other than this Agreement) which (a) prohibits the creation or assumption of any Lien upon any of the Collateral, including any hereafter acquired property, (b) specifically prohibits the amendment or other modification of this Agreement or any other Financing Document by such Credit Party or (c) restricts or imposes any conditions upon the ability of a Borrowing Base Subsidiary or any of its Subsidiaries to pay dividends or other distributions with respect to any shares of its capital stock to the Borrower or a Borrowing Base Subsidiary or to make or repay loans or advances to the Borrower, a Borrowing Base Subsidiary or any of its Subsidiaries or to guarantee Indebtedness of the Borrower or a Borrowing Base Subsidiary.

            SECTION 6.10. Transfer or Pledge of Collateral. Such Credit Party will not, and will not, directly or indirectly, permit any of the Guarantors to, sell, transfer, lease, or grant a mortgage, Lien, pledge in, or otherwise convey or hypothecate, any of the Collateral or any part thereof or any interest therein to the extent prohibited by this Agreement or the other Financing Documents.

            SECTION 6.11. Sole Purpose of Borrowing Base Subsidiaries. Each Borrowing Base Subsidiary is and shall remain, a single purpose entity whose sole purpose is to acquire, own, hold, lease, operate, manage, develop, maintain or sell and otherwise deal with its Borrowing Base Properties and the other Collateral provided by it and perform activities ancillary thereto, including issuing Guarantees and entering into Rate Agreements or Swap Agreements.

            SECTION 6.12. FF&E Expenditures. The Borrower will not permit, as of the last day of any fiscal quarter, the sum of (a) the amount added to the reserves maintained by the Borrower, the Borrowing Base Subsidiaries or Operating Lessees for FF&E replacement and capital improvements at the Borrowing Base Properties during the immediately preceding four

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(4) consecutive full fiscal quarters as shown on the Borrower's financial statements for such period or, at the Borrower's election, as otherwise demonstrated to the Administrative Agent's satisfaction, plus (b) the actual expenditures made by the Borrower and the Borrowing Base Subsidiaries for FF&E replacement and related capital improvements at the Borrowing Base Properties during such four (4) consecutive full fiscal quarters from sources of payment other than the reserves for FF&E replacement and capital improvements at the Borrowing Base Properties, to be less than four percent (4%) of the gross room revenues from the Borrowing Base Properties for such four (4) consecutive full fiscal quarters.

            SECTION 6.13. Interest Coverage Ratio. The Borrower will not permit or suffer the Interest Coverage Ratio for each period of four (4) consecutive fiscal quarters ended on the last day of each fiscal quarter to be less than 1.75:1.

            SECTION 6.14. Tangible Net Worth. The Borrower will not permit or suffer the Tangible Net Worth, determined as of the last day of each fiscal quarter of the REIT, to be less than the sum of (i) seventy-five percent (75%) of the Tangible Net Worth as of December 31, 2003 and (ii) seventy-five percent (75%) of the Net Proceeds from all sales or issuances through any offerings of Equity Interests in the Borrower or the REIT occurring after December 31, 2003, whether common stock, preferred stock, limited partnership units or other forms of equity ownership; provided that, if the REIT contributes to the Borrower any proceeds of any issuance of its Equity Interests (whether directly or indirectly) in exchange for limited partnership units of the Borrower, the Net Proceeds from such issuance and exchange shall not be double-counted in calculating the amount of Net Proceeds in this clause (ii).

            SECTION 6.15. Interest Rate Protection. The REIT will not, nor permit its Consolidated Subsidiaries at any time during the six (6) month period ending on June 30, 2005 and on the last day of each calendar month thereafter to have outstanding Indebtedness for borrowed money that bears interest at a floating rate (including the amounts advanced hereunder, but excluding from such Indebtedness (i) any facility referred to in clause (d)(ii) of Section 6.01 hereof to the extent that the floating rate obligations of the REIT, the Borrower or their respective Subsidiaries thereunder correspond in principal amount to the debt instruments pledged as collateral for such facility and which bear interest at a floating rate, and (ii) any Indebtedness for borrowed money that bears interest at a floating rate but with respect to which an interest rate swap (including any Swap Agreement), cap or other interest rate protection product (the "Rate Agreements") is in effect) in excess of forty percent (40%) of aggregate Indebtedness for borrowed money of the REIT and its Subsidiaries unless, concurrently with such excess arising, the REIT and/or the Borrower directly or through Subsidiaries enter into one or more Rate Agreements covering a notional principal amount equal to such excess, on terms and conditions reasonably satisfactory to the Administrative Agent. The Borrower shall perform or suffer to be performed all obligations of the REIT, the Borrower and/or their Subsidiaries, as applicable, under such Rate Agreements and keep such Rate Agreements in full force and effect. The parties acknowledge that no Rate Agreement shall be secured by the Collateral other than Secured Lender Rate Agreements.

            SECTION 6.16. ERISA. Neither the Borrower nor any ERISA Affiliate shall establish, maintain or become obligated to contribute to any Plan or Multiemployer Plan.

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                                  ARTICLE VII

                               Events of Default

            If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower shall fail to pay any interest on any Loan or the Commitment Fee, or the Borrower or a Guarantor shall fail to pay any other fee or any other amount (other than an amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Financing Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days (but in any case, no later than the Maturity Date);

            (c) any representation or warranty made or deemed made by the Borrower or a Guarantor in the Financing Documents, or in any report, certificate, financial statement or other document furnished pursuant to the Financing Documents, shall prove to have been incorrect in any material respect as of the date when made or deemed made;

            (d) (i) a Credit Party shall fail to observe or perform any covenant, condition or agreement contained in Section 2.20, 4.03(d), 5.03(c) (with respect to Borrowing Base Properties only), 5.06, 5.07, 5.09, 5.11 or 5.12 hereof or in Article VI hereof (other than Sections 6.12 or 6.15) or (ii) a Credit Party shall fail to observe or perform any covenant, condition or agreement contained in Section 5.01, 5.02, 5.04, 6.12 or 6.15 hereof and such failure shall continue unremedied for a period of twenty (20) days or more;

            (e) a Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article VII) or, subject to clause (f) below, any other Financing Document, and such failure shall continue unremedied for a period of thirty (30) days (or, if such failure can be cured and the Borrower has provided the Administrative Agent from time to time following the request of the Administrative Agent with evidence reasonably satisfactory to the Administrative Agent that the Borrower is diligently pursuing such cure, ninety
(90) days), after written notice thereof is given to the Borrower by the Administrative Agent;

            (f) any "Event of Default" shall occur under, or any other default shall occur and shall continue beyond the applicable notice and/or grace period expressly provided for in, any Financing Documents other than this Credit Agreement, including an "Event of Default" under any Mortgage;

            (g) the Borrower, any Guarantor and/or any Subsidiary of the Borrower or any Guarantor (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of Material Indebtedness (other than Indebtedness hereunder), or (ii) fails to observe or perform any other agreement or condition

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relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders or the beneficiary or beneficiaries of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, any such Material Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem any such Material Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded;

            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Guarantor (or, to the extent a Group Material Adverse Effect would reasonably be expected to occur, in respect of any Non-Borrowing Base Subsidiary) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Guarantor (or, to the extent a Group Material Adverse Effect would reasonably be expected to occur, for any Non-Borrowing Base Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) the Borrower or any Guarantor (or, to the extent a Group Material Adverse Effect would reasonably be expected to occur, any Non-Borrowing Base Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause
(h) of this Article VII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Guarantor (or, to the extent a Group Material Adverse Effect would reasonably be expected to occur, for any Non-Borrowing Base Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) the Borrower or any Guarantor (or, to the extent a Group Material Adverse Effect would reasonably be expected to occur, any Non-Borrowing Base Subsidiary) shall admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $2,500,000 (not covered by insurance where the carrier has accepted responsibility) shall be rendered against the Borrower, any Subsidiary, any Guarantor or any combination thereof and (i) the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or (ii) any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of the Borrower or any Subsidiary, any Guarantor to enforce any such judgment;

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            (l)   Intentionally Omitted;

            (m)   a Change in Control shall occur;

            (n) any of the Financing Documents shall for any reason cease to be, or shall be asserted by any Person obligated thereunder not to be, a legal, valid and binding obligation of such Person, including the improper filing by such Person of an amendment or termination statement relating to a filed financing statement describing the Collateral, or any Lien on any material portion of the Collateral purported to be created by any of such Financing Documents shall for any reason cease to be, or be asserted by any Person granting any such Lien not to be a valid, first priority perfected Lien (except to the extent otherwise permitted under any of the Financing Documents); or

            (o) the failure of the Borrower, any Borrowing Base Subsidiary, or the Operating Lessee to punctually and properly perform, observe, and comply with any covenant or agreement contained in any ground lease of any Borrowing Base Property.

then, and in every such event (other than an event described in clause (h) or (i) of this Article VII), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any one or more of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of all Credit Parties accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties, (iii) require that the Borrower deposit cash collateral to the extent of the L/C Exposure or (iv) exercise any other rights or remedies available under this Agreement and the Financing Documents, or at law or in equity; and in case of any event described in clause (h) or (i) of this Article VII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of all Credit Parties accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                                  ARTICLE VIII

                            The Administrative Agent

            SECTION 8.01. Appointment of Administrative Agent. Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent both as administrative agent and collateral agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Financing Documents, together with such actions and powers as are reasonably incidental thereto.

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            SECTION 8.02. Administrative Agent's Rights as Lender. The bank or other financial institution serving as the Administrative Agent hereunder and under the other Financing Documents shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and such bank or other financial institution and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or any of its Subsidiaries or other Affiliate thereof as if it were not the Administrative Agent hereunder.

            SECTION 8.03. Administrative Agent Obligations. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein or in the other Financing Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or thereby that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02 hereof), and (c) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for any failure to disclose, any information relating to any Credit Party or any of its Subsidiaries that is communicated to or obtained by the bank or other financial institution serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02 hereof) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV hereof or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

            SECTION 8.04. Right to Rely. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for a Credit Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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            SECTION 8.05. Appointment of Sub-Agents. The Administrative Agent
may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

            SECTION 8.06. Release of Collateral. With respect to the release of Collateral, the Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any property covered by this Agreement or the other Financing Documents (a) upon termination or expiration of the Commitments, the payment and satisfaction of all obligations arising with respect to the Loans, all fees and expenses, the expiration or termination of all the Letters of Credit and the reimbursement of all LC Disbursements; (b) constituting property being sold or disposed of in compliance with the provisions of the Financing Documents (and the Administrative Agent may rely in good faith conclusively on any certificate stating that the property is being sold or disposed of in compliance with the provisions of the Financing Documents, without further inquiry), including Section 4.03 hereof; or (c) with respect to any Borrowing Base Property that is removed from the Borrowing Base pursuant to
Section 4.03(c) and 4.03(e) hereof; provided, however, that (y) the Administrative Agent shall not be required to execute any release on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (z) such release shall not in any manner discharge, affect or impair any Liens upon all interests retained, all of which shall continue to constitute part of the property covered by the Financing Documents.

            SECTION 8.07. Perfection of Lien by Possession; Appointment of Lenders. With respect to perfecting security interests in Collateral which, in accordance with Article 9 of the Uniform Commercial Code or any comparable provision of any Lien perfection statute in any applicable jurisdiction, can be perfected only by possession, each Lender hereby appoints each other Lender its agent for the purpose of perfecting such interest. Should any Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent, and, promptly upon the Administrative Agent's request, shall deliver such Collateral to the Administrative Agent or in accordance with the Administrative Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any other Financing Document or to realize upon any Collateral for the Loans, it being understood and agreed that such rights and remedies may be exercised only by or with the approval of the Administrative Agent.

            SECTION 8.08. Bankruptcy of the Borrower, etc.. In the event that a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law is filed by or against the Borrower or any other Person obligated under any Financing Document, the Administrative Agent is authorized, to the fullest extent permitted by applicable law, to file a proof of claim on behalf of itself and the Lenders in such proceeding for the total amount of obligations owed by such Person. With

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respect to any such proof of claim which the Administrative Agent may file, each
Lender acknowledges that without reliance on such proof of claim, such Lender shall make its own evaluation as to whether an individual proof of claim must be filed in respect of such obligations owed to such Lender and, if so, take the steps necessary to prepare and timely file such individual claim.

            SECTION 8.09. Resignation; Successor Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 8.09, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Syndication Agent, at its option, shall become the Administrative Agent provided that it exercises such option within ten (10) days after receipt of said notice from the Administrative Agent. If the Syndication Agent elects not to become the Administrative Agent, or does not accept such appointment within said ten (10) day period, the Required Lenders shall have the right, with the approval of the Borrower (not to be unreasonably withheld, except that no such approval shall be required upon the occurrence and continuance of an Event of Default), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, with the approval of the Borrower (not to be unreasonably withheld, except that no such approval shall be required so long as an Event of Default shall have occurred and shall be continuing) appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank with such an office. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article VIII and Section 9.03 hereof shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

            SECTION 8.10. Lenders' Independent Analysis. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to and waives any claim based upon such conflict of interest.

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            SECTION 8.11. Syndication Agent. The parties hereto agree that the title Syndication Agent is honorary and confers no duties upon such agent; provided that the Syndication Agent shall be entitled to the rights and benefits specifically provided for herein.

                                   ARTICLE IX

                                 Miscellaneous

            SECTION 9.01. Notices.

            (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (i) if to the Borrower, to it at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498, Attention: Gary Israel, Esq. (Telecopy No. (212) 558-3588);

                  (ii) if to the Administrative Agent, to it at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, Attention: Lodging Group (Telecopy No. (212) 261-7532) with copies to Warren J. Bernstein, Esq., Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022 (Telecopy No. 212-836-8689); and

                  (iii) if to any other Lender, to it at its address (or
            telecopy number) set forth in its Administrative Questionnaire.

            (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II hereof unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or any Credit Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

            (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. The Administrative Agent may change the address or telecopy number for the Administrative Agent Representative by notice to the Borrower. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

            (d) The Administrative Agent shall promptly deliver to Lenders (i) copies of all requests for admission of a Hotel into the Borrowing Base received by the Administrative

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Agent pursuant to Section 4.03(a) hereof together with copies of the supporting information similarly delivered, (ii) copies of all requests for removal of a Borrowing Base Property from the Borrowing Base received by the Administrative Agent pursuant to Section 4.03(e) hereof together with copies of the supporting information similarly delivered, (iii) copies of the financial statements and other information delivered to the Administrative Agent pursuant to clauses (a) through (f) and (h) of Section 5.01 hereof, and (iv) copies of any notices delivered to the Administrative Agent pursuant to Sections 5.01(j), 5.07 or 5.11 hereof that are expressly identified by the Credit Party delivering such notices as being delivered pursuant to said Sections. Additionally, if a Lender makes a specific request to the Administrative Agent for copies of notices or other documents required to be delivered by the Borrower or other Credit Party to the Administrative Agent in its capacity as such pursuant to this Agreement or the other Financing Documents and not previously delivered to such Lender, the Administrative Agent shall, at such Lender's sole cost and expense, deliver copies thereof to such Lender provided such documents were received by the Administrative Agent and remain in its possession. The Administrative Agent shall attempt to deliver the documents specified in such request, but the Lenders acknowledge that documents not expressly identified by the Credit Party delivering same as being the documents specified by the Lender in its request may not be delivered. The Administrative Agent shall not be required to deliver any notices or other documents delivered to it in any capacity other than as the "Administrative Agent" for the Lenders, including documents relating to any Lender Rate Agreement provided by the Person acting as the Administrative Agent or any assignments, participations or syndications by such Person.

            SECTION 9.02. Waivers; Amendments.

            (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder, under the other Financing Documents or other agreement, document or instrument, at law and in equity are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be in writing and permitted by Section 9.02(b) hereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time, and shall not be construed as a waiver of any condition to the making of any other Loan, the issuing of any other Letter of Credit or the making of any other credit accommodation hereunder.

            (b) Neither this Agreement nor any other Financing Document may be amended or modified, or any material term thereof waived, except pursuant to an agreement or agreements in writing entered into by the Credit Parties and the Required Lenders or by the Credit Parties and the Administrative Agent with the written consent of the Required Lenders; provided that no such agreement shall
(i) increase the Commitment of any Lender without the

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written consent of such Lender, or the aggregate amount of all Commitments other than as set forth in Section 2.09 hereof without the written consent of all Lenders, (ii) reduce the principal amount of any Loan, Note or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone the Maturity Date or LC Disbursement, or the scheduled payment date for any principal, interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.19(b) or 2.20(f) hereof in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly affected thereby, (v) modify the definitions of "Borrowing Base", "Borrowing Base Property," "Commitment" or "Implied Loan Amount" herein (including any other definitions herein subsumed within the definition of "Implied Loan Amount") without the written consent of each Lender,
(vi) release any Guarantee (other than in accordance with its terms or pursuant to Section 4.03(c) or (e) hereof) or any material Collateral (other than pursuant to Section 4.03(c) or (e) or 8.06 hereof) without the written consent of each Lender or (vii) change any of the provisions of this Section 9.02 or the definition of "Required Lenders" herein or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Syndication Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of the Administrative Agent, the Syndication Agent, the Issuing Bank or the Swingline Lender, as the case may be.

      SECTION 9.03. Expenses; Indemnity; Damage Waiver.

            (a) The Credit Parties shall, jointly and severally, pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in connection with the Transactions, the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement and the other Financing Documents and any amendments, modifications or waivers requested by any Credit Party of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), including (a) the reasonable fees, charges and disbursements of counsel for the Administrative Agent; (b) costs and expenses of lien and title searches and title insurance; (c) taxes, fees and other charges for recording and/or filing of the Mortgages and other Security Documents, including financing statements continuations, and other actions to perfect, protect, and continue the Administrative Agent's Liens (including costs and expenses paid or incurred by the Administrative Agent in connection with the consummation of Agreement); (d) sums paid or incurred to pay any amount or take any action required of any Credit Party under the Financing Documents that any Credit Party fails to pay or take; (e) to the extent provided herein as an expense that is required to be reimbursed by any of the Credit Parties, costs of appraisals, inspections, and verifications of the Collateral (including the out-of-pocket expenses incurred by the Administrative Agent in evaluating whether a Hotel is a Borrowing Base Property), including travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by the Administrative Agent; and (f) costs and expenses of collecting checks and other items of payment and costs and expenses of preserving and protecting the Collateral, (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender,

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including the fees, charges and disbursements of any counsel for the
Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section 9.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, in any bankruptcy, insolvency or liquidation proceeding affecting any Credit Party or otherwise during the continuance of any Event of Default and (iii) the reasonable fees, charges and disbursements of counsel for the Syndication Agent in connection with the preparation, execution and delivery of this Agreement and the other Financing Documents on the date hereof.

            (b) The Credit Parties shall, jointly and severally, indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby or any action taken by the Administrative Agent, the Issuing Bank or any Lender hereunder or thereunder, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, (iv) the properties or assets of the Credit Parties, including the Borrowing Base Properties, the Operating Leases, the Management Agreements, the Franchise Agreements and any other Collateral or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claim, damages, liabilities or related expenses (A) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (B) are expressly covered by another indemnity provision contained in this Agreement which provides that such losses, claims, damages, liabilities or related expenses are not required to be indemnified by any Credit Party.

            (c) To the extent that the Credit Parties fail to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under Section 9.03(a) or (b) hereof, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought and based upon the outstanding principal balance of the Revolving Credit Exposure) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted

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against the Administrative Agent, the Issuing Bank or the Swingline Lender in
its capacity as such.

            (d) To the extent permitted by applicable law, the Credit Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, the other Financing Documents or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

            (e) All amounts due under this Section 9.03 shall be payable within five (5) days after written demand therefor.

            SECTION 9.04. Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) a Credit Party may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including an Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

            (b)   (i)   Subject to the conditions set forth in clause (ii)
below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                        (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if a First-Tier Default or an Event of Default has occurred and is continuing, any other assignee; and

                        (B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment, an Affiliate of such Lender (provided such Lender remains liable for the obligations of the Affiliate hereunder) or an Approved Fund.

                  (ii) Assignments shall be subject to the following additional conditions:

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                        (A)   except in the case of an assignment to a Lender or
                  an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if a First-Tier Default or an Event of Default has occurred and is continuing;

                        (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement;

                        (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

                        (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

            For the purposes of this Section 9.04(b), the term "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by
(a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                  (iii) Subject to acceptance and recording thereof pursuant to clause (iv) below, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 hereof). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this
Section 9.04 hereof shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with
Section 9.04(c) hereof.

                  (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and

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the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in Section 9.04(b)(ii) hereof, any Note or Notes subject to such assignment and any written consent to such assignment required by Section 9.04(b)(i) hereof, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 9.04(b)(iv).

            (c)   (i)   Any Lender may, without the consent of the Borrower, the
Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (D) the amount of the Commitment or Loans of such Lender subject to each such participation shall not be less than $5,000,000 unless the Administrative Agent and, so long as no First-Tier Default or Event of Default is continuing, the Borrower consent. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) hereof that affects such Participant. Subject to Section 9.04(c)(ii) hereof, each Credit Party agrees, to the fullest extent permitted under applicable law, that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and
2.17 hereof to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 9.04(b) hereof. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 hereof as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) hereof as though it were a Lender.

                  (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 hereof than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.

            (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and the Notes issued to such Lender to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section
9.04 shall not apply to any such pledge or assignment of a

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security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Additionally, any Lender may at any time assign its rights and obligations under this Agreement (including its Commitment and the Loans at the time owing to it) to any successor of such Lender by merger or consolidation or to any Person (other than a natural person) that acquires all or a substantial portion of the assets of such Lender or all or a substantial portion of the portfolio of loans of such Lender of a type similar to the Loans.

            SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by each Credit Party herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and the issuance of any Letters of Credit until the date occurring two (2) years after the termination of this Agreement regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and
9.03 hereof and Article VIII hereof shall survive and remain in full force and effect until the date occurring two (2) years after the termination of this Agreement regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

            SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Financing Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01 hereof, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

            SECTION 9.08. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits

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(general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of a Credit Party or any of its Subsidiaries against any of and all the obligations of such Credit Party or any of its Subsidiaries now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this
Section 9.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

            SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process.

            (a) THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            (b) Each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Financing Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Financing Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Financing Document against any Credit Party or any of their respective properties in the courts of any jurisdiction.

            (c) Each Credit Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9.09(b) hereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process by registered mail or certified mail (return receipt requested) directed to such party at its address set forth in Section 9.01 hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails postage prepaid. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

            SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10.

            SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and its Affiliates' directors, officers, directors, employees and agents, including accountants, rating agencies, portfolio management servicers, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, governmental or quasi-governmental agency or their representatives having jurisdiction over the Administrative Agent, the Issuing Bank or such Lender, as the case may be, (c) to the extent required by applicable laws or regulations or by any court order, subpoena or other legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement, any other Financing Document or the enforcement of rights hereunder or thereunder, at law or in equity, (f) in connection with any litigation between or among any of the Administrative Agent, the Issuing Bank, the Lenders and the Credit Parties, (g) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (h) with the consent of the Borrower or (i) to the extent such Information (i) was or becomes publicly available other than as a result of a breach of this Section 9.12 by the applicable party seeking to use such information, (ii) was or becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower, (iii) was in the Administrative Agent's, Issuing Bank's or a Lender's possession or was otherwise known to the Administrative Agent, Issuing Bank or such Lender, prior to such information being provided hereunder or otherwise in connection with the Loan transaction or (iv) was internally developed by the Administrative Agent, Issuing Bank or Lender without reference to the Information. For the purposes of this Section 9.12, "Information" means all information received from a Credit Party relating to a Credit Party, any of its Subsidiaries or their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by such Credit Party and information that is independently developed by the Administrative Agent, the Issuing Bank or any Lender from information available to such party on a non-confidential basis; provided that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential.

            SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

            SECTION 9.14. Determinations and Consent of Administrative Agent. With respect to any matter for which the Administrative Agent's consent, approval or waiver is required hereunder or under the other Financing Documents, no such consent, approval or waiver by the Administrative Agent hereunder or thereunder shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such consent, approval or waiver shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Credit Party in any case shall entitle such Credit Party to any other or further notice or demand in similar or other circumstance. Unless expressly provided to the contrary in any particular instance, any determination, election or judgment made or any consent, approval or waiver given by the Administrative Agent pursuant to this Credit Agreement or any other Financing Document shall be made or given, as the case may be, in the Administrative Agent's sole and absolute discretion, whether or not the applicable provision of this Credit Agreement or any other Financing Document expressly so provides. In making any such determination, election or judgment or in providing or deciding not to provide any such consent, approval or waiver, the Administrative Agent shall be entitled to rely, to the extent the Administrative Agent so elects, in whole or in part on the advice of counsel (including counsel for the Borrower or any Guarantor), independent public accountants, engineers, architects, appraisers, insurance consultants and other experts selected by the Administrative Agent.

            SECTION 9.15. No Joint Venture. No Credit Party is nor shall be deemed to be a joint venturer, partner, tenant in common or joint tenant with, or an agent of the Administrative Agent, the Issuing Bank or any Lender for any purpose.

                                   ARTICLE X

                                   Guarantees

            SECTION 10.01. Guarantee. Each Guarantor party hereto unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor party hereto, the due and punctual payment of the principal of and interest on the Loans and of all other Obligations, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise, and the performance of all other obligations of the Borrower and the Borrowing Base Subsidiaries under the Financing Documents (the "Guaranteed Obligations"). Each Guarantor party hereto further agrees that the Guaranteed Obligations may be modified, extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any modification, extension or renewal of any Guaranteed Obligations.

            SECTION 10.02. Waiver. To the fullest extent permitted by law, each Guarantor party hereto waives presentment to, demand of payment from and protest to the Borrower, any Guarantor or any other Person of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by law, the obligations of each Guarantor hereunder shall not be affected by:

            (a) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Guarantor or any other Person under the provisions of this Agreement or any of the other Financing Documents or otherwise;

            (b) any rescission, waiver, amendment or modification of any of, or consent given with respect or pursuant to, the terms or provisions of this Agreement, any of the other Financing Documents, any guarantee or any other agreement;

            (c) the release of any security held by the Administrative Agent or any Lender for any of the Guaranteed Obligations;

            (d) the recovery of any judgment against the Borrower, any other Guarantor or any other Person or any action to enforce the same;

            (e) the release of any other Guarantor or any other guarantor or indemnitor of any of its obligations or liability under the Financing Documents or otherwise;

            (f) the failure or delay of the Administrative Agent or any Lender to exercise any right or remedy against the Borrower, any Guarantor or any other Person;

            (g) any set-off, counterclaim, recoupment, limitation or termination, and irrespective of any other circumstances which might otherwise limit recourse against the Borrower or any Guarantor with respect to the Guaranteed Obligations or constitute a legal or equitable discharge or defense of a guarantor or surety;

            (h) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting the Borrower, any Guarantor or any other Person, or the Collateral or any part thereof, including any automatic stay granted pursuant to any provision of a bankruptcy or similar law;

            (i) any failure by the Administrative Agent, any Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of this Agreement, or any other Financing Documents, or any document or instrument relating thereto;

            (j) any failure to record, register or file any Mortgage, financing statements or other Security Document or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Obligations;

            (k) the sale, transfer or conveyance of the Collateral or any interest therein to any Person, including to the Administrative Agent, any Lender or any Affiliate or nominee thereof, now or hereafter having or acquiring an interest in the Collateral or any interest therein, whether or not pursuant to any foreclosure, trustee sale or similar proceeding or deed in lieu of foreclosure;

            (l) the conveyance to Agent, any Lender, any Affiliate of Agent or any Lender or Agent's or any Lender's nominee of the Collateral or any interest therein by a deed in lieu of foreclosure; or

            (m) any accuracy or inaccuracy of any representations or warranties made by the Borrower, any Guarantor or any other Person in any of the Financing Documents.

Each Guarantor party hereto further agrees that its guarantee constitutes a guarantee of payment and performance and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any Lender to any security (if any) held for payment or performance of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any Lender in favor of the Borrower, any Guarantor or any other Person, each Guarantor hereby waiving the benefits of division and discussion. The Administrative Agent may enforce the obligations of each Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against the Borrower, any other Guarantor or any other Person at any time, and either before or after an action against the Collateral or any part thereof, the Borrower, any other Guarantor or any other Person.

            SECTION 10.03. No Discharge, etc. To the fullest extent permitted by law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense (other than payment) or set-off, compensation, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability, in whole or in part, of the Notes, this Agreement, the Mortgages or the other Financing Documents or any provision thereof or of any of the Obligations. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor shall not be discharged or impaired or otherwise affected by the failure or delay of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Financing Document, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of the Borrower or such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity. Notwithstanding anything to the contrary contained herein, no Guarantor waives any defense relating to the default, gross negligence or willful misconduct of the Administrative Agent, any Lender or the Issuing Bank, as applicable, which would have been available to such Guarantor if such Guarantor had been the Borrower hereunder.

            SECTION 10.04. Reinstatement. Each Guarantor party hereto further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal or of interest on any Guaranteed Obligation or any other Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrower, any other Guarantor or otherwise.

            SECTION 10.05. Subordination. Each Guarantor party hereto hereby subordinates to the Guaranteed Obligations all rights of subrogation against each other and their respective properties and all rights of indemnification, contribution and reimbursement from each other and their respective properties, in each case in connection with this guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise. Until such time as the Commitments have expired or terminated, all Guaranteed Obligations have been paid in full in cash and performed in full, all Letters of Credit have expired or terminated, all LC Disbursements have been reimbursed, any payment obligations arising pursuant to any subrogation, indemnification, contribution or reimbursement right shall be subordinate and subject in right of payment to the Guaranteed Obligations and none of the Guarantors shall exercise any right or remedy against any other Guarantor.

            SECTION 10.06. Agent's and Lenders' Ability to Act. The Administrative Agent and the Lenders may deal with the Borrower, the Guarantors, their Affiliates and the Collateral in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant the Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by the Administrative Agent, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantors hereunder.

            SECTION 10.07. Representations and Warranties. To induce the Administrative Agent, the Syndication Agent and the Lenders to enter into this Agreement and the Lenders to make the loans hereunder, each Guarantor represents, warrants and covenants to the Lenders, the Administrative Agent and the Syndication Agent (which representations, warranties and covenants shall survive the execution and delivery of this Agreement and the other Financing Documents, regardless of any investigation made by the Lenders, the Administrative Agent and the Syndication Agent or on its or their behalf) that
(a) the representations, warranties and covenants set forth in Sections 3.01 through 3.05, 3.07, 3.10, 3.12, 3.14, 3.17 and 3.19 hereof are true and correct with respect to such Guarantor and (b) except for the Disclosed Matters, there is no action, suit or proceeding pending against, or to the knowledge of such Guarantor, threatened against or affecting, any such Guarantor or any of its Subsidiaries before any arbitrator or any Governmental Authority, that (i) could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or a Group Material Adverse Effect, or (ii) involves this Agreement, any of the other Financing Documents, any of the liens thereof or the transactions contemplated hereby.

           [The remainder of this page is intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        "BORROWER"

                                        ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                                        By: Ashford OP General Partner LLC

                                            By: Ashford Hospitality Trust, Inc.

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                        "GUARANTORS"

                                        ASHFORD HOSPITALITY TRUST, INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ASHFORD OP GENERAL PARTNER LLC

                                        By: Ashford Hospitality Trust, Inc.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ASHFORD OP LIMITED PARTNER LLC

                                        By: Ashford Hospitality Trust, Inc.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ASHFORD TRS CORPORATION

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        "ADMINISTRATIVE AGENT"

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: David Bowers
                                            ------------------------------------
                                            Name:  DAVID BOWERS
                                            Title: VICE PRESIDENT

                                        "LENDERS"

                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By: David Bowers
                                            ------------------------------------
                                            Name:  DAVID BOWERS
                                            Title: VICE PRESIDENT

                                        MERRILL LYNCH CAPITAL, a division of
                                        Merrill Lynch Business Financial
                                        Services, Inc.

                                        By: /s/ Cynthia M. Lozano
                                            ------------------------------------
                                            Name:  CYNTHIA M. LOZANO
                                            Title: ASST. VICE PRESIDENT

                                   EXHIBIT "A"

                                   COMMITMENTS

Credit Lyonnais New York Branch:                              $30,000,000

Merrill Lynch Capital, a division of Merrill
Lynch Business Financial Services Inc.                        $30,000,000

TOTAL:                                                        $60,000,000

                                   EXHIBIT "B"

                                   LITIGATION

                                      None

                                   EXHIBIT "C"

                            ENVIRONMENTAL COMPLIANCE

                                      None

                                   EXHIBIT "D"

                                MANAGER CRITERIA

Hotel management companies of good repute and recognized standing (a) which have demonstrated expertise in the management of properties comparable to the applicable Borrowing Base Property as to size, market segment, brand and geographic location, (b) which have managed at least twenty-five (25) lodging properties at all times over a period of at least ten (10) years, and (c) to the extent that the applicable Borrowing Base Property has a material non-lodging component, which have the capability to adequately manage such component.

                                   EXHIBIT "E"

                                    ACCOUNTS

                                      None

                                   EXHIBIT "F"

                    CONTRACTUAL RESTRICTIONS REGARDING LIENS

                                      None

                                   EXHIBIT "G"

                                  SUBSIDIARIES

                 Please note subsidiaries on the attached chart

           DIRECT AND INDIRECT OWNERSHIP OF REIT AND MANAGER ENTITIES

                                  [FLOW CHART]

(1) Certain of the executive officers and employees own restricted shares, representing approximately 0.96% of our outstanding common stock, subject to vesting requirements; the independent directors own restricted shares, representing approximately 0.10% of the outstanding common stock; and Friedman Billings Ramsey beneficially owns restricted shares representing 0.25% of the outstanding common stock. The actual number of restricted shares issued to the executive officers and employees is equal, in the aggregate, to 2.25% of the fully-diluted shares of common stock outstanding after completion of this offering, excluding the 65,024 shares issued to the underwriters.

(2) Messrs. Archie and Montgomery Bennett beneficially own 15.85% of Ashford Hospitality Limited Partnership (3.27% through their 100% ownership of Ashford Financial Corporation). Mr. Marty Edelman and certain family members beneficially own 0.70%. Mr. David Brooks beneficially owns 0.70%. Mr. Mark Nunneley beneficially owns 0.28%. Two employees of Remington Hotel Corporation beneficially own 0.49%.

(3) The general partner has no economic interest in the partnership (as permitted under Delaware law).

                                   EXHIBIT "H"

                                BUSINESS OFFICES

No tradenames.

Principal Place of Business:                14180 Dallas Parkway, Suite 900
                                            Dallas, Texas  75254

                                   EXHIBIT "I"

                              EXISTING INDEBTEDNESS

                             See the attached chart.

DEBT OUTSTANDING FOR AHT AND SUBSIDIARIES
  FEBRUARY 4, 2004

MORTGAGE DEBT
                          Merrill Lynch - Las Vegas                 16,000,000
                          Merrill Lynch - Felcor                    27,800,000
                          RockBridge Capital - Jacksonville HGI      6,393,276
                                                                    ----------
                                                                                    50,193,276

CAPITAL LEASE

                          Las Vegas                                     14,155
                          Covington                                    115,348
                          Jacksonville HGI                              20,450
                          Holtsville                                   314,481
                                                                    ----------
                                                                                       464,435
                                                                                   -----------

TOTAL                                                                              $50,657,711
                                                                                   ===========

                                   EXHIBIT "J"

                              EXISTING INVESTMENTS

                           See attached Press Release

[ASHFORD HOSPITALITY TRUST LOGO]

                                                                    NEWS RELEASE

Contact: Douglas Kessler                          Tripp Sullivan
         COO and Head of Acquisitions             Corporate Communications, Inc.
         (972) 490-9600                           (615) 254-3376

                 ASHFORD HOSPITALITY TRUST CLOSES ON $10 MILLION
                                 MEZZANINE LOAN

TRANSACTION HIGHLIGHTS:

? $10 Million Mezzanine Loan Secured by Interests in Hilton Times Square ? Joins Syndicate Led by Bear Stearns Commercial Mortgage
? Enhances Ashford's Presence as a Fast-Growing Source of Lodging Capital

DALLAS ? (December 1, 2003) ? Ashford Hospitality Trust, Inc. (NYSE: AHT) today announced it has closed on the purchase of a $10 million junior mezzanine loan to FC 42 Mezzanine, LLC, an affiliate of Forest City Ratner Companies, an affiliate of Forest City Enterprises, Inc. (NYSE:FCE), on the Hilton Times Square in New York City.

The loan is a LIBOR based loan with a floor meeting Ashford's targeted yields, matures in August 2006, and provides for two one-year extension options, subject to certain conditions. Payment terms under the mezz loan provide for interest only until August 2004, with amortization thereafter based on a 25-year schedule. An origination fee of 1% was received by Ashford. The mezz loan is locked out on prepayment through August 13, 2004, and thereafter may be prepaid subject to decreasing prepayment premiums until February 13, 2006, when no prepayment premium is payable.

The $10 million junior mezzanine loan was acquired by Ashford from Bear Stearns Commercial Mortgage, the originator of the first mortgage, senior mezzanine and junior mezzanine loans. Financing on the Hilton Times Square includes a first mortgage of approximately $42.9 million, a senior mezzanine loan of approximately $26.1 million, and the $10 million junior mezzanine loan held by Ashford. Based on trailing 12-month net cash flow from the property, the debt service coverage ratio at closing is approximately 1.4x for the first mortgage, senior mezzanine and the junior mezzanine loans.

Developed in 2000 by Forest City Ratner Companies, the 21-story, 444-room Hilton Times Square is located between 41st and 42nd Streets and Seventh and Eighth Avenues in New York City. The hotel is built entirely on air rights over the existing retail centers along 42nd Street above Madame Tussaud's and the AMC 25, which is one of the highest grossing theaters in the country. The registration desk, reception area, Restaurant Above and Pinnacle Bar are located on the 21st floor sky lobby. The Hilton Times Square also features over 6,000 square feet of

                                     -MORE-

     14180 DALLAS PARKWAY, 9TH FLOOR, DALLAS, TX 75254PHONE: (972) 490-9600

AHT Closes on $10 Million Mezzanine Loan
Page 2
December 1, 2003

meeting space and offers oversized guest rooms with first-class amenities and spectacular panoramic views of Manhattan. The Times Square market has recently experienced a surge of corporate interest, becoming home to Lehman Bros., NASDAQ, Viacom, Morgan Stanley, Ernst & Young and Reuters. The New York Times is building its new headquarters at the corner of 8th and 42nd. Times Square was the best performing hotel submarket in Manhattan in 2002 and one of only two markets in New York that has posted RevPAR increases since September 11, 2001. Hilton Hotels Corporation manages the hotel property.

Commenting on the announcement, Monty J. Bennett, President and CEO of Ashford Hospitality Trust, stated, "Given the significance we have placed on mezzanine loans as a key component of our diversified investment strategy, it was important for us to start off on a strong note. The Hilton Times Square is a tremendous asset with a strong brand and sponsorship as well as an attractive location, good market and improving fundamentals. In addition to the opportunity to further develop relationships with some of the most active hotel lenders in the market today, this transaction presents very attractive risk-adjusted returns. On an unleveraged basis, we will receive an initial yield of 11% on our investment and an even greater yield on a leveraged basis.

"As demonstrated by the caliber of lenders we have joined on this transaction, Ashford Hospitality is a great fit for lenders who for various reasons need to fill the gap between limits placed on traditional first mortgage financing and the growing need for capital among hotel owners and developers. We have received a tremendous amount of interest in our mezz loan program from lenders and borrowers alike. With the number of new mezz loan opportunities accelerating as lodging industry fundamentals continue to improve, we look forward to deploying our unique combination of hotel financing and operations expertise and strategic relationships to generate additional transactions."

                                    * * * * *

Ashford Hospitality Trust is a self-administered real estate investment trust focused exclusively on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans and sale-leaseback transactions. Additional information can be found on the Company's web site at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the impact of the transaction on our business and future financial condition, our business and investment strategy; our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford's control.

                                     -MORE-

AHT Closes on $10 Million Mezzanine Loan
Page 3
December 1, 2003

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled "Risk Factors" in Ashford's Registration Statement on Form S-11, as amended (File Number 333-105277), and from time to time, in Ashford's other filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

                                      -END-

                                   EXHIBIT "K"

                        FORM OF ASSIGNMENT AND ASSUMPTION

                           See the attached document.

                  This LOAN ASSIGNMENT AND ASSUMPTION (this "Assignment") made as of _________ by and between __________________________, (the "Assignor"), as a Lender (as defined in the Credit Agreement (as defined below)), and __________________________ (together with its successors and assigns, the "Assignee").

                  WHEREAS, Ashford Hospitality Limited Partnership, a Delaware limited partnership ("Borrower"), the Lenders, the Guarantors from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Assignor are parties to that certain Credit Agreement dated as of February ___, 2003 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Assignor is one of the "Lenders" under the Loan Agreement; and

                  WHEREAS, the Assignor wishes to assign to the Assignee ______ percent (___%) of (a) the Assignor's Commitment and pro rata share in the existing Loans made under the Credit Agreement and (b) the Assignor's right, title, and interest in the Financing Documents (the "Assigned Interest").

                  NOW, THEREFORE, in consideration of $_________ paid by the Assignee to the Assignor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

     1. As of the date hereof, the Assignor hereby assigns, transfers and grants to the Assignee, and the Assignee hereby assumes, the Assigned Interest.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Financing Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Financing Documents, or any other instrument or document furnished pursuant thereto, or any collateral security granted in connection therewith, if any, other than that there is no adverse claim upon the Assigned Interest and that the Assigned Interest is free and clear of any adverse claim; and (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Guarantor, any of their respective Affiliates or Subsidiaries or any other obligor for the performance or the observance by the Borrower, any Guarantor, any of their respective Affiliates or Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement, any other Financing Documents or any other instrument or document furnished pursuant hereto or thereto.

     3. The Assignee, for the benefit of the Assignor, the Administrative Agent and the Lenders, (a) represents and warrants that it is legally authorized to enter into this Assignment; (b) confirms that it has received copies of the Credit Agreement and the other Financing Documents, together with copies of the financial statements delivered pursuant thereto and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (c) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in granting or withholding any consent or approval under the Credit Agreement, the other Financing Documents or any other instrument or document furnished pursuant hereto or thereto; (d) confirms that the Administrative Agent shall act as agent for the Assignee and the other Lenders and shall take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Financing Documents or other instruments or documents furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

     4. The Assignor represents and warrants that (a) the amount of its Commitment (without giving effect to this Assignment) is _____________ and the current outstanding principal amount of its pro rata share of the Loans based on such Commitment is _____________ Dollars ($___________), (b) the Assigned Interest is free of any pledge or other hypothecation; (c) the Assignor has not previously assigned or transferred all or any portion of the Assigned Interest and (d) the Assignor is legally authorized to enter into this Assignment.

     5. From and after the date hereof, (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the Assigned Interest, shall have the rights and obligations of a Lender thereunder and under the other Financing Documents and shall be bound by the provisions thereof and (b) the Assignor shall relinquish its rights as a Lender and be released from its obligations as a Lender under the Credit Agreement and the other Financing Documents and to its share of the Loans to the extent of the Assigned Interest.

     6. The address of the Assignee to which notices under the Financing Documents shall be sent is:

                          ________________________
                          ________________________
                          ________________________
                          ________________________
                          ________________________
                          Attn:___________________

                          Facsimile: _____________
                          with copies to:

                          ________________________
                          ________________________
                          ________________________
                          ________________________
                          ________________________
                          Attn:___________________

                          Facsimile: _____________

     7. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

     8. This Assignment may be executed in any number of counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.

                  IN WITNESS WHEREOF, the parties have duly executed this Assignment as of the day and the year first above written.

                                       ASSIGNOR:

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       Commitment: $____________________________

                                       ASSIGNEE:

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       Commitment: $____________________________

CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders, signs below for the sole purpose of consenting to this Assignment. Such consent is not, and shall not be construed to be, a consent or waiver to any other assignment or any other provision of any Financing Document. The Administrative Agent retains all of its rights under the Financing Documents.

CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for the Lenders

By: _____________________________________
    Name:
    Title:

                                  EXHIBIT "L"

                    FORM OF ASSIGNMENT OF ACCOUNT AGREEMENT

                          See the attached documents.

                                ACCOUNT AGREEMENT
                         (SECURITY INTEREST IN ACCOUNT)

To: [BANK NAME] ("Bank")
    [BANK ADDRESS]

Re: Depositor:     [MANAGER]

    Principal:     [PLEDGOR'S NAME (BORROWER, SUBSIDIARY BORROWING BASE OWNER OR
                   OPERATING LESSEE AS APPLICABLE]

    Secured Party: CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for various lenders

    Account

    Title: _____________________________
    No.: _______________________________

Date: _________________

Ladies and Gentlemen:

1. SECURITY INTEREST IN ACCOUNT. This is to confirm to Bank that the Principal and Depositor named above have assigned and granted to the Secured Party a security interest in the Account maintained by Depositor with Bank and in all moneys and credits now or hereafter becoming due, owing or payable in connection with the Account, and any and all future deposits thereto, and any and all proceeds thereof, including any interest earned thereon.

2. BANK ACKNOWLEDGMENT. This Account Agreement ("Agreement") shall constitute written notice by Secured Party to Bank. Bank acknowledges and agrees that: (a) Bank has received Secured Party's notice of security interest in the Account;
(b) Bank maintains the Account in Depositor's name at the banking office named above ("Banking Office"); (c) as of the date hereof, Bank does not have knowledge of a security interest in the Account claimed by any person other than Secured Party; and (d) prior to receipt of a Notice of Default (defined below) by Bank, Depositor shall have the exclusive right to instruct Bank with respect to matters relating to the withdrawal, operation and administration of, and investment and application of, funds on deposit in the Account. Subject to the provisions of Paragraph 11 hereof, for so long as this Agreement remains effective, Bank's rights of setoff/banker's lien against the funds in the Account are subordinate to Secured Party's security interests.

3. SECURED PARTY'S ORDERS. Depositor hereby irrevocably authorizes and directs Bank, from and after its receipt at the Banking Office of written notice from Secured Party of an "Event of Default" under the Credit Agreement among the Principal, Secured Party and others ("Notice of Default") until such time as Secured Party withdraws such Notice of Default by notice to you in writing, to honor only such Orders (as the term "Orders" is defined below) as Secured Party may issue concerning the Account, notwithstanding any inconsistent or conflicting orders given to Bank by Depositor.

4. DOCUMENTATION. Secured Party agrees that before it attempts to give Bank any orders or instructions concerning the Account, including, but not limited to, withdrawal orders, receipts, or other Items (as the term "Item" is defined below), orders for funds transfers, stop payment orders, instructions not to allow withdrawals, instructions to close the Account, or instructions to transfer title of the Account to another person (collectively, "Orders"), Secured Party shall deliver to the Banking Office such documentation as Bank may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Secured Party authorizes to give Orders. Bank shall have no obligation to act on Secured Party's Order until the Secured Party delivers a Notice of Default to the Banking Office.

5. RELEASE OF SECURITY INTEREST; TERMINATION OF AGREEMENT. Except as provided below, the provisions of this Agreement shall remain in full force and effect until Bank receives at the Banking Office Secured Party's written notice of release of its security interest in, or reassignment to Depositor of, the Account ("Secured Party's Release"). Notwithstanding the foregoing, either Secured Party or Bank may terminate this Agreement by giving twenty (20) days' written notice to the other and to Depositor. During such twenty (20) day period this Agreement shall remain in effect. Following such notice of termination, Bank shall follow Secured Party's Orders for the payment of the net balance of collected funds in the Account to Depositor or to Secured Party.

6. DEPOSITS BY SECURED PARTY. For so long as this Agreement remains in force, Bank may accept from either Depositor or Secured Party, whether for collection or for deposit into the Account, any checks, drafts, or other instruments for the payment of money (each an "Item" and collectively, "Items") payable or endorsed to Depositor, to Secured Party, to both of them, or to cash or bearer, whether endorsed by written or stamped endorsement, and with or without designation or signature of the person making such endorsement, or endorsed in the form "Credited to the Account of the Within Named Payee - Absence of Endorsement Guaranteed," or words of similar meaning, or unendorsed. Secured Party and Depositor jointly and severally agree that as between Bank, on the one hand, and Secured Party and Depositor, on the other hand, each such Item shall be deemed to bear the special endorsement by Depositor to Secured Party, and by Secured Party to Bank for deposit, of each such Item.

7. BANK'S AUTHORITY. Bank shall be fully protected in: (a) before receipt at the Banking Office of a Notice of Default and from and after withdrawal by Secured Party of such Notice of Default, acting upon any Orders concerning the Account which it reasonably believes to have been given by Depositor; (b) after receipt at the Banking Office of a Notice Default, acting upon any Orders which it reasonably believes to have been given by Secured Party under this Agreement without making any inquiry as to Secured Party's right or authority to give such Orders or as to the application by Secured Party of any payment made pursuant thereto; (c) disclosing to Secured Party such information concerning the Account including, without limitation, copies of periodic statements and correspondence between Bank and Depositor concerning the Account, as Secured Party may from time to time request; provided, however, that Bank shall have no obligation to disclose to Secured Party any information which Bank does not ordinarily make available to its depositors; and (d) until given Orders to the contrary by

Secured Party, continuing to pay interest earned on the Account in accordance with Depositor's instructions. Anything in this Agreement to the contrary notwithstanding, Bank's only obligation after receipt of a Notice of Default is to follow Secured Party's Orders with respect to the Account.

8. ACCOUNT AGREEMENTS. For so long as this Agreement remains in effect, Secured Party's transactions involving the Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements (including, without limitation, account analysis agreements, night depository agreements, and funds transfer agreements), disclosures, and fee schedules as are in effect from time to time for accounts like the Account.

9. BANK RELIANCE ON NOTICES. Bank may request such confirmation as is necessary or desirable to verify the genuineness, validity or accuracy of any Orders, Notices of Default, Secured Party's Releases or any other notices or instructions received from either Depositor or Secured Party hereunder and shall not be liable to any person for any damages alleged to have resulted from any delay occasioned by seeking such confirmation. Notwithstanding the foregoing, Bank may, without inquiry or investigation, rely on any Orders, Notices of Default, withdrawals of Notice of Default, Secured Party's Releases or any other notices or instructions which Bank believes to have been given by either Depositor or Secured Party hereunder.

10. BANK'S DISCLAIMERS; SCOPE; TITLE TO ACCOUNT. Secured Party and Depositor acknowledge and agree that: (a) Bank makes no representations or warranties, express or implied, concerning the validity, effectiveness, perfection or priority of Secured Party's security interest in the Account; (b) except as otherwise required by law or by the terms of this or any other present or future agreement, Bank has no obligation to notify Secured Party of any past, present or future lien, demand, claim, claim of security interest, adverse claim, notice, notice to withhold or other claim for taxes, court or administrative order, summons, warrant, subpoena, search warrant, execution, attachment, writ, seizure order or other form of legal process or notice, whether filed, published, sent to or received by Bank, and whether affecting or purporting to affect the Account; (c) this Agreement applies only to the Account designated above, and not to any other Account which Depositor may now or hereafter maintain with Bank; and (d) unless, after delivering a Notice of Default to the Banking Office, Secured Party instructs Bank to transfer title to the Account to itself, Bank shall continue to maintain the Account in the name of Depositor.

11. RIGHTS RESERVED BY BANK. Nothing herein constitutes a waiver of, and Bank expressly reserves all of, its present and future rights (whether described as rights of set off, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, under any other agreement between Bank and Depositor concerning the Account or otherwise) with respect to (a) Items deposited to the Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such Item, and (b) overdrafts on the Account, including but not limited to "daylight overdrafts," and (c) Bank's usual and customary charges for services rendered in connection with the Account. Secured Party acknowledges and agrees that its security interest in the Account is subordinate to the rights reserved by Bank in this Paragraph 11.

12. INDEMNIFICATION OF BANK BY DEPOSITOR AND PRINCIPAL. In order to induce Bank to agree to the terms of this Agreement, Depositor and Principal agree to defend, indemnify and hold Bank, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, legal and accounting fees and expenses, arising in any manner whatsoever out of: (a) acts, errors or omissions of Depositor or, in the absence of gross negligence or willful misconduct, Secured Party or the agent of any of them;; (b) Bank's acting on any notice, Orders or instructions concerning the Account given by Secured Party, excepting only liability occasioned solely by Bank's or Secured Party's gross negligence or willful misconduct; or (c) Bank's or Secured Party's otherwise acting in accordance with the provisions hereof, excepting only liability occasioned solely by Bank's or Secured Party's gross negligence or willful misconduct.

13. NOTICES; WRITTEN ORDERS TO BANKING OFFICE. Any notice given by any party under this Agreement shall be effective only if (a) given in writing and (b) personally delivered, sent by United States mail, postage prepaid, or sent by telecopier or other authenticated message, charges prepaid and addressed to the respective addresses set forth in Schedule A attached hereto or in Bank's records for Depositor. Either Secured Party, Depositor, Principal or Bank may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the others. Notwithstanding the foregoing, Bank shall have no obligation to act upon any Orders, Notices of Default, Secured Party's Releases, or other notices or instructions hereunder until received in writing at the Banking Office.

14. SUCCESSORS AND ASSIGNS; NO THIRD PARTY RIGHTS; ENTIRE AGREEMENT; AMENDMENTS; NEW YORK LAW; COUNTERPARTS; CAPTIONS; NON-WAIVER; BANKRUPTCY/LEGAL PROCESS; RIGHTS CUMULATIVE; CORPORATE/PARTNERSHIP AUTHORITY. The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Secured Party and Depositor and their respective successors and assigns and to no other person, firm or entity. This Agreement constitutes the entire agreement between Bank, on the one hand, and Secured Party and Depositor, on the other hand, concerning the subject matter hereof. Except to the extent inconsistent herewith, all other agreements between Bank and Depositor concerning the Account shall remain in full force and effect. This Agreement may not be amended or its provisions waived except by a writing signed by the parties hereto. This Agreement shall be construed and interpreted in accordance with New York law. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument. The captions of paragraphs of this Agreement are for reference only and are not be construed in any way as a part hereof. Bank's or Secured Party's failure or delay in exercising any of its rights, powers or privileges under this Agreement shall not be considered a waiver thereof; nor shall any single or partial exercise of any right, power or privilege by Bank or Secured Party preclude other or further exercise thereof. In the event that Depositor becomes subject to voluntary or involuntary proceedings under the United States Bankruptcy Code, or if the Bank is served with legal process which the Bank in good faith believes affects the Account, Bank shall have the right to place a hold on funds deposited to the Account until such time as the Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that the funds may be disbursed according to the provisions and instructions contained in this Agreement. All Bank's and Secured Party's rights and remedies, whether available under this Agreement or otherwise, are cumulative, and in addition to other rights or remedies available to Bank and Secured Party. Each person signing on behalf of a party hereto warrants that such party has performed all corporate or partnership actions necessary to make this Agreement a binding obligation, enforceable in accordance with its terms.

            [The remainder of this page is intentionally left blank.]

         The foregoing is hereby acknowledged and agreed to as of the date first above written:

                                DEPOSITOR:

                                [INSERT SIGNATURE BLOCK]

                                PRINCIPAL:

                                [INSERT SIGNATURE BLOCK]

                                SECURED PARTY:

                                CREDIT LYONNAIS NEW YORK BRANCH, as
                                administrative agent

                                By: _____________________________________
                                    Name:
                                    Title:

                                BANK:

                                [INSERT SIGNATURE BLOCK]

                                   SCHEDULE A

                                NOTICE ADDRESSES

If to Depositor, at its address at:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

If to Principal, at its address at:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

If to Secured Party, at its address at:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

If to Bank, at its address at:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_______________________________
_______________________________
_______________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

                                ACCOUNT AGREEMENT
                         (SECURITY INTEREST IN ACCOUNT)

To: [BANK NAME] ("Bank")
    [BANK ADDRESS]

Re: Depositor:        [PLEDGOR'S NAME (BORROWER, BORROWING BASE OWNER OR
                      OPERATING LESSEE AS APPLICABLE)]

    Secured Party:    CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent
                      for various lenders

    Account
    Title: _____________________________
    No.:   _____________________________

Date: ____________________

Ladies and Gentlemen:

1. SECURITY INTEREST IN ACCOUNT. This is to confirm to Bank that the Depositor named above has assigned and granted to the Secured Party a security interest in the Account maintained by Depositor with Bank and in all moneys and credits now or hereafter becoming due, owing or payable in connection with the Account, and any and all future deposits thereto, and any and all proceeds thereof, including any interest earned thereon.

2. BANK ACKNOWLEDGMENT. This Account Agreement ("Agreement") shall constitute written notice by Secured Party to Bank. Bank acknowledges and agrees that: (a) Bank has received Secured Party's notice of security interest in the Account;
(b) Bank maintains the Account in Depositor's name at the banking office named above ("Banking Office"); (c) as of the date hereof, Bank does not have knowledge of a security interest in the Account claimed by any person other than Secured Party; and (d) prior to receipt of a Notice of Default (defined below) by Bank, Depositor shall have the exclusive right to instruct Bank with respect to matters relating to the withdrawal, operation and administration of, and investment and application of, funds on deposit in the Account. Subject to the provisions of Paragraph 11 hereof, for so long as this Agreement remains effective, Bank's rights of setoff/banker's lien against the funds in the Account are subordinate to Secured Party's security interests.

3. SECURED PARTY'S ORDERS. Depositor hereby irrevocably authorizes and directs Bank, from and after its receipt at the Banking Office of written notice from Secured Party of an "Event of Default" under the Credit Agreement among the Depositor, Secured Party and others ("Notice of Default") until such time as Secured Party withdraws such Notice of Default by notice to you in writing, to honor only such Orders (as the term "Orders" is defined below) as Secured Party may issue concerning the Account, notwithstanding any inconsistent or conflicting orders given to Bank by Depositor.

4. DOCUMENTATION. Secured Party agrees that before it attempts to give Bank any orders or instructions concerning the Account, including, but not limited to, withdrawal orders, receipts, or other Items (as the term "Item" is defined below), orders for funds transfers, stop payment orders, instructions not to allow withdrawals, instructions to close the Account, or instructions to transfer title of the Account to another person (collectively, "Orders"), Secured Party shall deliver to the Banking Office such documentation as Bank may from time to time reasonably request to evidence the authority of those partners, officers, employees or agents whom Secured Party authorizes to give Orders. Bank shall have no obligation to act on Secured Party's Order until the Secured Party delivers a Notice of Default to the Banking Office.

5. RELEASE OF SECURITY INTEREST; TERMINATION OF AGREEMENT. Except as provided below, the provisions of this Agreement shall remain in full force and effect until Bank receives at the Banking Office Secured Party's written notice of release of its security interest in, or reassignment to Depositor of, the Account ("Secured Party's Release"). Notwithstanding the foregoing, either Secured Party or Bank may terminate this Agreement by giving twenty (20) days' written notice to the other and to Depositor. During such twenty (20) day period this Agreement shall remain in effect. Following such notice of termination, Bank shall follow Secured Party's Orders for the payment of the net balance of collected funds in the Account to Depositor or to Secured Party.

6. DEPOSITS BY SECURED PARTY. For so long as this Agreement remains in force, Bank may accept from either Depositor or Secured Party, whether for collection or for deposit into the Account, any checks, drafts, or other instruments for the payment of money (each an "Item" and collectively, "Items") payable or endorsed to Depositor, to Secured Party, to both of them, or to cash or bearer, whether endorsed by written or stamped endorsement, and with or without designation or signature of the person making such endorsement, or endorsed in the form "Credited to the Account of the Within Named Payee - Absence of Endorsement Guaranteed," or words of similar meaning, or unendorsed. Secured Party and Depositor jointly and severally agree that as between Bank, on the one hand, and Secured Party and Depositor, on the other hand, each such Item shall be deemed to bear the special endorsement by Depositor to Secured Party, and by Secured Party to Bank for deposit, of each such Item.

7. BANK'S AUTHORITY. Bank shall be fully protected in: (a) before receipt at the Banking Office of a Notice of Default and from and after withdrawal by Secured Party of such Notice of Default, acting upon any Orders concerning the Account which it reasonably believes to have been given by Depositor; (b) after receipt at the Banking Office of a Notice Default, acting upon any Orders which it reasonably believes to have been given by Secured Party under this Agreement without making any inquiry as to Secured Party's right or authority to give such Orders or as to the application by Secured Party of any payment made pursuant thereto; (c) disclosing to Secured Party such information concerning the Account including, without limitation, copies of periodic statements and correspondence between Bank and Depositor concerning the Account, as Secured Party may from time to time request; provided, however, that Bank shall have no obligation to disclose to Secured Party any information which Bank does not ordinarily make available to its depositors; and (d) until given Orders to the contrary by Secured Party, continuing to pay interest earned on the Account in accordance with Depositor's instructions. Anything in this Agreement to the contrary notwithstanding, Bank's only obligation after receipt of a Notice of Default is to follow Secured Party's Orders with respect to the Account.

8. ACCOUNT AGREEMENTS. For so long as this Agreement remains in effect, Secured Party's transactions involving the Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements (including, without limitation, account analysis agreements, night depository agreements, and funds transfer agreements), disclosures, and fee schedules as are in effect from time to time for accounts like the Account.

9. BANK RELIANCE ON NOTICES. Bank may request such confirmation as is necessary or desirable to verify the genuineness, validity or accuracy of any Orders, Notices of Default, Secured Party's Releases or any other notices or instructions received from either Depositor or Secured Party hereunder and shall not be liable to any person for any damages alleged to have resulted from any delay occasioned by seeking such confirmation. Notwithstanding the foregoing, Bank may, without inquiry or investigation, rely on any Orders, Notices of Default, withdrawals of Notice of Default, Secured Party's Releases or any other notices or instructions which Bank believes to have been given by either Depositor or Secured Party hereunder.

10. BANK'S DISCLAIMERS; SCOPE; TITLE TO ACCOUNT. Secured Party and Depositor acknowledge and agree that: (a) Bank makes no representations or warranties, express or implied, concerning the validity, effectiveness, perfection or priority of Secured Party's security interest in the Account; (b) except as otherwise required by law or by the terms of this or any other present or future agreement, Bank has no obligation to notify Secured Party of any past, present or future lien, demand, claim, claim of security interest, adverse claim, notice, notice to withhold or other claim for taxes, court or administrative order, summons, warrant, subpoena, search warrant, execution, attachment, writ, seizure order or other form of legal process or notice, whether filed, published, sent to or received by Bank, and whether affecting or purporting to affect the Account; (c) this Agreement applies only to the Account designated above, and not to any other Account which Depositor may now or hereafter maintain with Bank; and (d) unless, after delivering a Notice of Default to the Banking Office, Secured Party instructs Bank to transfer title to the Account to itself, Bank shall continue to maintain the Account in the name of Depositor.

11. RIGHTS RESERVED BY BANK. Nothing herein constitutes a waiver of, and Bank expressly reserves all of, its present and future rights (whether described as rights of set off, banker's lien, chargeback or otherwise, and whether available to Bank at law, in equity, under any other agreement between Bank and Depositor concerning the Account or otherwise) with respect to (a) Items deposited to the Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such Item, and (b) overdrafts on the Account, including but not limited to "daylight overdrafts," and (c) Bank's usual and customary charges for services rendered in connection with the Account. Secured Party acknowledges and agrees that its security interest in the Account is subordinate to the rights reserved by Bank in this Paragraph 11.

12. INDEMNIFICATION OF BANK BY DEPOSITOR. In order to induce Bank to agree to the terms of this Agreement, Depositor agrees to defend, indemnify and hold Bank, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, legal and accounting fees and expenses, arising in any manner whatsoever out of: (a) acts, errors or omissions of Depositor or, in the absence of gross negligence or willful misconduct, Secured Party or the agent of any of them; (b) Bank's acting on any notice, Orders or instructions concerning the Account given by Secured Party, excepting only liability occasioned solely by Bank's or Secured Party's gross negligence or willful misconduct; or (c) Bank's or Secured Party's otherwise acting in accordance with the provisions hereof, excepting only liability occasioned solely by Bank's or Secured Party'sgross negligence or willful misconduct.

13. NOTICES; WRITTEN ORDERS TO BANKING OFFICE. Any notice given by any party under this Agreement shall be effective only if (a) given in writing and (b) personally delivered, sent by United States mail, postage prepaid, or sent by telecopier or other authenticated message, charges prepaid and addressed to the respective addresses set forth in Schedule A attached hereto or in Bank's records for Depositor. Either Secured Party, Depositor or Bank may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the others. Notwithstanding the foregoing, Bank shall have no obligation to act upon any Orders, Notices of Default, Secured Party's Releases, or other notices or instructions hereunder until received in writing at the Banking Office.

14. SUCCESSORS AND ASSIGNS; NO THIRD PARTY RIGHTS; ENTIRE AGREEMENT; AMENDMENTS; NEW YORK LAW; COUNTERPARTS; CAPTIONS; NON-WAIVER; BANKRUPTCY/LEGAL PROCESS; RIGHTS CUMULATIVE; CORPORATE/PARTNERSHIP AUTHORITY. The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Secured Party and Depositor and their respective successors and assigns and to no other person, firm or entity. This Agreement constitutes the entire agreement between Bank, on the one hand, and Secured Party and Depositor, on the other hand, concerning the subject matter hereof. Except to the extent inconsistent herewith, all other agreements between Bank and Depositor concerning the Account shall remain in full force and effect. This Agreement may not be amended or its provisions waived except by a writing signed by the parties hereto. This Agreement shall be construed and interpreted in accordance with New York law. This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument. The captions of paragraphs of this Agreement are for reference only and are not be construed in any way as a part hereof. Bank's or Secured Party's failure or delay in exercising any of its rights, powers or privileges under this Agreement shall not be considered a waiver thereof; nor shall any single or partial exercise of any right, power or privilege by Bank or Secured Party preclude other or further exercise thereof. In the event that Depositor becomes subject to voluntary or involuntary proceedings under the United States Bankruptcy Code, or if the Bank is served with legal process which the Bank in good faith believes affects the Account, Bank shall have the right to place a hold on funds deposited to the Account until such time as the Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that the funds may be disbursed according to the provisions and instructions contained in this Agreement. All Bank's and Secured Party's rights and remedies, whether available under this Agreement or otherwise, are cumulative, and in addition to other rights or remedies available to Bank and Secured Party. Each person signing on behalf of a party hereto warrants that such party has performed all corporate or partnership actions necessary to make this Agreement a binding obligation, enforceable in accordance with its terms.

            [The remainder of this page is intentionally left blank.]

         The foregoing is hereby acknowledged and agreed to as of the date first above written:

                                   DEPOSITOR:

                                   [INSERT SIGNATURE BLOCK]

                                   SECURED PARTY:

                                   CREDIT LYONNAIS NEW YORK BRANCH, as
                                   administrative agent

                                   By: ________________________________
                                       Name:
                                       Title:

                                   BANK:

                                   [INSERT SIGNATURE BLOCK]

                                   SCHEDULE A

                                NOTICE ADDRESSES

If to Depositor, at its address at:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

If to Secured Party, at its address at:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

If to Bank, at its address at:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________

Telephone:  _____________________________
Facsimile:  _____________________________

with copies similarly delivered to:

_____________________________
_____________________________
_____________________________
Attention:  _____________________________
Telephone:  _____________________________
Facsimile:  _____________________________

                                   EXHIBIT "M"

                         FORM OF ASSIGNMENT OF AGREEMENT

                            See the attached document.

                            ASSIGNMENT OF AGREEMENTS

                            Dated as of ____________

                                     made by

                        _______________________________,

                                 as the Assignor

                                   in favor of

                        CREDIT LYONNAIS NEW YORK BRANCH,

                  as administrative agent for various Lenders,

                                 as the Assignee

                            ASSIGNMENT OF AGREEMENTS

                  This ASSIGNMENT OF AGREEMENTS (this "Assignment") dated as of ____________, made by _______________________________, a _____________________
having an office at 14180 Dallas Parkway, Dallas, Texas 75254-4376 (together with its successors and assigns, the "Assignor"), in favor of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, as administrative agent for the lenders (collectively, together with their respective successors and assigns, the "Lenders") from time to time party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Assignee"), for the benefit of the Assignee and the Lenders. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  WHEREAS, the Assignor is the sole owner of the [fee] interest in that certain parcel of land lying and being situated in the County of ________, State of __________ described in Exhibit A hereto (the "Land");

                  WHEREAS, Ashford Hospitality Limited Partnership, a Delaware limited partnership ("Borrower"), the Lenders, the Guarantors from time to time party thereto, including the Assignor, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Assignee are parties to that certain Credit Agreement dated as of February ___, 2004 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;(1)

                  WHEREAS, as a condition to the extension of credit to the Borrower under the Credit Agreement, the Assignor has guaranteed to the Assignee and the Lenders the payment of all Obligations of the Borrower and the other Guarantors and the performance by the Borrower and the other Guarantors of their other obligations under the Credit Agreement and the other Financing Documents;

                  WHEREAS, as a further condition to the extension of credit to the Borrower under the Credit Agreement, the Assignor has agreed, by executing and delivering this Assignment, to secure such guarantee of the Assignor as well as the payment of its own Obligations and the performance of its other obligations under the Credit Agreement and the other Financing Documents;

--------------------
(1) Document to be appropriately revised if the Borrower, not a Borrowing Base Subsidiary, is the property owner.

                  WHEREAS, the Assignee and the Lenders are relying on this Assignment in their decision to extend credit to the Borrower under the Credit Agreement, and would not extend such credit without the execution and delivery of this Assignment by the Assignor; and

                  WHEREAS, the Assignor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged and, accordingly, desires to execute and deliver this Assignment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby absolutely and irrevocably collaterally assigns to the Assignee and grants to the Assignee a security interest in all of the Assignor's interest in and to all agreements, contracts, certificates, instruments, warranties, appraisals, engineering, environmental, soils, insurance and other reports and studies and tenant lists, books, records, correspondence, files and advertising materials, and other documents, now or hereafter obtained, produced or entered into, as the case may be, pertaining to the construction, use, occupancy, possession, management, maintenance or ownership of the Premises, including any Rate Agreements and any other Swap Agreements to which the Assignor is a party, the Management Agreement and the Franchise Agreement (collectively, the "Contracts"), together with all cash and non-cash products and proceeds of any of the foregoing and all claims of the Assignor with respect thereto, provided that this assignment shall include Excluded Agreements only to the extent set forth in the Credit Agreement; and

                  TOGETHER with all right, title and interest of the Assignor in and to any and all extensions and renewals of any of the foregoing;

                  TO BETTER SECURE

                  (a)      the Guaranteed Obligations; and

                  (b) the due and punctual payment of all Obligations of the Assignor, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise, and the performance of all other obligations of the Assignor under the Financing Documents, it is covenanted and agreed as follows:

                  SECTION 1. Representations and Warranties. The Assignor represents and warrants that (a) the Assignor has the right to assign the Rate Agreements and the Swap Agreements to which it is a party, the Management Agreement and the Franchise Agreement in accordance with the terms of this Assignment, without the obligation to obtain the consent thereto of any Person, other than Persons whose consents have been obtained in writing and delivered to the Assignee, (b) no other Person has any right, title or interest in the Assignor's interests in the Contracts, (c) there are no existing defaults on the Assignor's part under the Contracts and to the Assignor's knowledge, there are no defaults by any other party under any of the Contracts, and (d) the Contracts listed in clause (a) above are valid and unmodified, except as otherwise disclosed in writing, and are in full force and effect.

                  SECTION 2. Limitations on Assignment. So long as no Event of Default shall have occurred and be continuing, subject to any restrictions set forth in the other Financing Documents, the Assignor shall have the exclusive right to exercise all rights in, to and under the Contracts and thereafter the Assignee shall have no right to exercise such rights hereunder. Upon the occurrence and during the continuation of an Event of Default, the Assignee shall be entitled, at the Assignee's option, to exercise all rights in, to and under any or all of the Contracts, whether or not the Assignee shall take possession of the Premises. Nothing contained in this Assignment shall obligate the Assignee to perform any of the Assignor's covenants or obligations under the Contracts or otherwise impose any obligations on the Assignee with respect thereto. The foregoing assignment shall be fully operative without any further action on the part of either party.

                  SECTION 3. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Assignee, without in any way waiving such Event of Default, may at its option, in addition to all other remedies provided for hereunder and in the Mortgage, the Credit Agreement and the other Financing Documents or at law or equity, without notice and without regard to the adequacy of the security for the obligations and indebtedness and other sums secured hereby, with or without bringing any action or proceeding, exercise from time to time any rights and remedies available to the Assignee under applicable law or otherwise in respect of the Contracts (including, without limitation, all of the rights of a secured creditor under any applicable Uniform Commercial
Code). The exercise of any rights under this Assignment by the Assignee shall not cure or waive any Default or Event of Default, or invalidate any act done pursuant hereto or pursuant to the other Financing Documents, but shall be cumulative of all other rights and remedies under this Assignment and the other Financing Documents.

                  SECTION 4. Performance upon Notice of the Assignee. The Assignor hereby authorizes and directs any party to a Contract, upon receipt from the Assignee of written notice that an Event of Default exists, to recognize the Assignee as a party to such Contract, to continue performance of such parties' respective covenants and obligations under their respective Contracts upon the Assignee's request therefor, and to continue so to do until otherwise notified by the Assignee.

                  SECTION 5. Termination of Assignment. Upon (a) the expiration or termination of all Commitments, the payment in full in cash of all Obligations and performance of all other obligations of the Credit Parties under the Financing Documents, the expiration or termination of all Letters of Credit, the reimbursement of all LC Disbursements, and the termination of all Lender Rate Agreements secured hereby, or, if earlier, (b) the release by the Administrative Agent of the Land from the Borrowing Base in accordance with the terms of the Credit Agreement, this Assignment will become and be void and of no effect but the affidavit, certificate or letter of any officer, agent or attorney of the Assignee showing any of the foregoing still in effect or outstanding or that the Land is otherwise still a component of the Borrowing Base shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment and any Person may, and is hereby authorized to, rely thereon.

                  SECTION 6. Other Security. Without notice to or consent of the Assignor, and without impairment of the lien, security interests and rights created by this Assignment, the Assignee may take or release other security for the payment or performance of the obligations and indebtedness and other sums secured hereby, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the obligations and indebtedness and other sums secured hereby without prejudice to any of its rights under this Assignment. Neither the giving of this Assignment nor the acceptance of any such additional security shall prevent the Assignee from resorting, first to such additional security, or, first, to the security created by this Assignment, or concurrently to both, in any case without affecting any of the Assignee's rights under this Assignment.

                  SECTION 7. Indemnification. The Assignor hereby agrees to indemnify and hold the Assignee and Lenders harmless for, from and against any and all liability, obligation, loss, damage, penalty, cost or expense imposed upon or incurred by the Assignee by reason of this Assignment (including, without limitation, reasonable attorneys' fees and expenses) or for any action taken by the Assignee hereunder (except to the extent of any claim arising from the gross negligence or willful misconduct of the Assignee), or by reason or in defense of any and all claims and demands whatsoever which may be asserted against the Assignee arising out of any of the Contracts.

                  SECTION 8. Payments Due. All sums payable by the Assignor hereunder shall be payable within five (5) Business Days after demand by the Assignee.

                  SECTION 9. No Waiver; Cumulative Remedies. No failure or delay on the part of the Assignee in exercising any right, power or remedy hereunder or under or in connection with the Notes, the Mortgage or the other Financing Documents or to insist upon the strict performance of any term of this Assignment or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under or in connection with the Notes, the Mortgage or the other Financing Documents. The remedies in this Assignment and in the other Financing Documents are cumulative and not exclusive of any remedies available at law or equity.

                  SECTION 10. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Assignment shall be effective unless in writing and signed by the Assignee and the Assignor. With respect to any matter for which the Assignee's consent or approval is required or requested hereunder, no such consent or approval by the Assignee hereunder shall in any event be effective unless the same shall be in writing and signed by the Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances.

                  SECTION 11. Binding Effect; Assignments. This Assignment shall be binding upon and inure to the benefit of the Assignor, the Assignee and the Lenders and their respective successors and assigns. This Assignment may not be assigned or delegated by the Assignor without the prior consent of the Assignee.

                  SECTION 12. Actions and Proceedings. During the continuance of an Event of Default, the Assignee shall have the right to appear in and defend any action or proceeding brought with respect to the Premises, and to bring any action or proceeding in the name and on behalf of the Assignor, which the Assignee, in its discretion, feels should be brought to protect its interest in the collateral which is the subject of this Assignment, except to the extent that the Assignee is a necessary party under applicable law, in which event no Event of Default shall be required.

                  SECTION 13. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         If to the Assignor, to its address at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498, Attention: Gary Israel, Esq. (Telecopy No.
         (212) 558-3588)

         If to the Assignee, to its address at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, Attention:
         Lodging Group (Telecopy No. (212) 261-7532, with copies to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention: Warren J. Bernstein, Esq. (Telecopy No. (212) 836-8689)

or to such other address or telecopy number with respect to the Assignor, as the Assignor shall notify the Assignee in writing and to such other address with respect to the Assignee as the Assignee shall notify the Assignor in writing. All notices and other communications given to any party hereto in accordance with the provisions of this Assignment shall be deemed to have been given on the date of receipt.

                  SECTION 14. Severability of Provisions. Any provision of this Assignment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 15. Headings. Section headings used herein are for convenience of reference only, are not part of this Assignment and shall not affect the construction of, or be taken into consideration in interpreting, this Assignment.

                  SECTION 16. Governing Law. THIS ASSIGNMENT, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the Assignor has executed this instrument as of the date first above written.

                                              [INSERT SIGNATURE BLOCK]

                                   EXHIBIT "N"

                       FORM OF BORROWING BASE CERTIFICATE

                            See the attached document.

BORROWING BASE CERTIFICATE                    ENTER DATE HERE

ENTER "1" IF IN FIRST 3 MONTHS, "2" IF SECOND 3 MONTHS, "3" IF AFTER FIRST
6 MONTHS                                                                       1

                                                                      If above
                                                                       Asset
                                                                   Concentration                                       If above
                                                                        See                                             Asset
                                     Newly                          Chart Below                                     Concentration
                                    Acquired     (A)       (B)       Adjusted                                            See
                          Date of    Asset   Acquisition Appraised  Appraised                                        Chart Below
       Property:        Acquisition  (Y/N)?*     Cost      Value      Value      Revenues Expenses EBITDA FF&E  NOI  Adjusted NOI
----------------------- ----------- -------- ----------- --------  ------------- -------- -------- ------ ----- --- -------------
                                                                                              0       0      0
                                                                                              0       0      0
                                                                                              0       0      0
                                                                                              0       0      0
                                                                                          -----    ----   ----
Total Properties                                    0        0                       0        0       0      0            0

Lesser of (A) or (B)                                0
(1) Advance Rate @ 60%                              0

Implied Loan Amount:
Total NOI                                           0
Divide by: Min DSCR                               1.5
Divide by: Mortgage
  Constant
  (calculated below)                              0.0%
(2) Implied Loan Amount                         #DIV/0!

BORROWING CAPACITY
(A) LESSER OF (1) OR (2)                        #DIV/0!

                                                                      Yes/No?
                                                                      -------
If during the first 3 months**, are there at least 3 properties
  in the Borrowing Base?                                              _______
If during the second 3 months**, are there at least 4 properties
  in the Borrowing Base?                                              _______
If after the first 6 months**, are there at least 5 properties
  in the Borrowing Base?                                              _______

* If it is a Newly Acquired Asset, enter both the Acquisition Cost and the Appraised Value. If it is not a Newly Acquired Asset, use the Appraised Value in both columns.

**   After the Borrowing Base Reference Date

Mortgage Constant
Greater of (A) or (B):                                                   0.0%
(A) Minimum (9.5% if 1st and 2nd year, 10.0% if 3rd year)
10-year Treasury (as of _______)
300 bps spread                                                          3.00%
                                                                        ----
Total Interest Payment Rate
(B) Mortgage Constant (assuming 25-year amortization schedule)

ASSET CONCENTRATION   BASED ON:   APPRAISED VALUE
                         (A)*           (B)*           (C)                          If First 3  If Second 3   If After 6
                     Acquisition     Appraised      Lesser of     60%        %       Months**     Months**     Months**
    Properties           Cost          Value        (A) or (B)   of (C)   of Total    < 50%?      < 40%?       < 25%?
-------------------  -----------  ---------------   ----------   ------   --------  ----------  -----------   ----------
                                         $0             0          0      #DIV/0!    #DIV/0!
                                         $0             0          0      #DIV/0!    #DIV/0!
                                         $0             0          0      #DIV/0!    #DIV/0!
                                         $0             0          0      #DIV/0!    #DIV/0!
                                  ---------         -----        ---      -------
Total                                     0             0          0      #DIV/0!

ASSET CONCENTRATION   BASED ON:   APPRAISED VALUE
                        (A)*           (B)*            (C)                          If First 3  If Second 3   If After 6
                     Acquisition     Appraised       Lesser of     60%       %       Months**     Months**     Months**
    Properties          Cost           Value        (A) or (B)   of (C)   of Total   < 50%?        < 40%?       < 25%?
-------------------  -----------  ---------------   ----------   ------   --------  ----------  -----------   ----------
     1                                   0              0           0     #DIV/0!   #DIV/0!
     2                                   0              0           0     #DIV/0!   #DIV/0!
     3                                   0              0           0     #DIV/0!   #DIV/0!
     4                                   0              0           0     #DIV/0!   #DIV/0!
     5
     6
     7
      Total               0              0              0           0

GEOGRAPHIC
CONCENTRATION IN MSA  BASED ON:   APPRAISED VALUE
                        (A)*            (B)*            (C)                         If First 3  If Second 3   If After 6
    Properties       Acquisition     Appraised      Lesser of      60%       %       Months**     Months**     Months**
  (Group by MSA)        Cost           Value        (A) or (B)   of (C)   of Total    < 50%?       < 40%?       < 25%?
-------------------  -----------  ---------------   ----------   ------   --------  ----------  -----------   ----------
  MSA #1
1                         0              0               0          0
2                                                                   0
                                                                 ----
   Total                                                 0          0      #DIV/0!    #DIV/0!

   MSA #2
1                         0              0               0          0
2                                                                   0
                                                                 ----
   Total                                                 0          0      #DIV/0!    #DIV/0!

   MSA #3
1                         0              0               0          0
                                                    ------       ----
   Total                                                 0          0      #DIV/0!    #DIV/0!

   MSA #4
1                         0              0               0          0
                                                    ------       ----
   Total                                                 0          0      #DIV/0!    #DIV/0!

   MSA #5
1
2
   Total                                                            0

   MSA #6
1
2
   Total                                                            0

   MSA #7
1
2
   Total                                                            0

   Grand Total                                                      0

                                   EXHIBIT "O"

                         FORM OF ENVIRONMENTAL INDEMNITY

                            See the attached document.

                             ENVIRONMENTAL INDEMNITY

                  This ENVIRONMENTAL INDEMNITY (this "Indemnity"), dated as of _____________, made by ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), ASHFORD HOSPITALITY TRUST, INC., a Maryland corporation ("REIT"), ASHFORD OP GENERAL PARTNER LLC, a Delaware limited liability company ("General Partner"), ASHFORD OP LIMITED PARTNER LLC, a Delaware limited liability company ("Limited Partner"), ASHFORD TRS CORPORATION, a Delaware corporation ("Ashford TRS") and [BORROWING BASE SUBSIDIARY], a _______________ ("Owner"; each of Borrower, REIT, General Partner, Limited Partner, Ashford TRS and Owner is an "Indemnitor" and collectively, are the "Indemnitors"), each having an address at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75254-4376, in favor of CREDIT LYONNAIS NEW YORK BRANCH, a branch licensed under the laws of the State of New York of a foreign banking corporation organized under the laws of the Republic of France, having an address at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, as administrative agent for the lenders (collectively, together with their respective successors and assigns, the "Lenders") from time to time party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Administrative Agent"), for the benefit of the Administrative Agent and the Lenders. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  WHEREAS, the Indemnitors, the Lenders, the Guarantors from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Administrative Agent are parties to that certain Credit Agreement dated as of February ___, 2004 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein in connection with the Borrowing Base Property of Owner and the other Borrowing Base Properties;

                  WHEREAS, as a result of Lenders making such facilities available to the Borrower, the Administrative Agent and the Lenders may hereafter incur or suffer certain liabilities, costs and expenses in connection with the Borrowing Base Property of Owner and the other Borrowing Base Properties relating to Hazardous Substances (as hereinafter defined) or Hazardous Substance Activity (as hereinafter defined);

                  WHEREAS, the Administrative Agent and the Lenders have therefore made it a condition precedent to entering into the Credit Agreement and to extend credit to the Borrower under the Credit Agreement that this Indemnity be executed and delivered by the Indemnitors in order to protect the Administrative Agent and the Lenders from any and all such liabilities, costs, and expenses and all other Environmental Losses (as hereinafter defined); and

                  WHEREAS, REIT, General Partner, Limited Partner, Ashford TRS and Owner will obtain benefits as a result of the extension of credit to the Borrower under the Credit

Agreement, which benefits are hereby acknowledged and, accordingly, desires to execute and deliver this Indemnity.

                  NOW THEREFORE, in consideration of the premises and of the mutual conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitors hereby agree as follows:

                  SECTION 1. Defined Terms. As used in this Indemnity or in any other Financing Document unless the context therein shall otherwise require, the following terms shall have the following meanings:

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq.), as heretofore or hereafter amended from time to time.

                  "Environmental Laws" collectively means and includes all present and future laws and any and all amendments (whether common law, statute, rule, order, decree, regulation, ordinance, resolution, code or otherwise), permits, and other requirements or guidelines of governmental authorities, whether federal, state or local, applicable to each Borrowing Base Property and relating to the environment and environmental conditions or to any Hazardous Substance or Hazardous Substance Activity (including CERCLA, the Federal Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq., the Clean Air Act, 33 U.S.C. Section 7401, et seq., the Clean Air Act, 42 U.S.C. Section 7401, et seq., the Toxic Substances Control Act, 15 U.S.C. Section 2601-2629, the Safe Drinking Water Act, 42 U.S.C. Section 300f-300j, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. Section 11001, et seq., and any so-called "Super Fund" or "Super Lien" law, environmental laws administered by the Environmental Protection Agency, any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder).

                  "Environmental Losses" means Losses suffered or incurred by any of the Indemnified Entities, arising out of or as a result of: (i) the occurrence of any Hazardous Substance Activity; (ii) any violation of any applicable Environmental Laws, federal, state or local, relating to any Borrowing Base Property or to the ownership, use, occupancy, or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency in connection with any Hazardous Substance Activity; (iv) any breach by any Indemnitor of any of the representations, warranties, covenants or obligations under this Indemnity or in
Section 3.08 of the Credit Agreement, or (v) any claim, demand or cause of action, or any action or other proceeding brought or asserted by any party, whether meritorious or not, against any Indemnified Entity, regardless of when such claim, demand, or cause of action or other proceeding is brought or asserted, which relates to, arises from or is based on any of the matters described in clause (i), (ii), (iii) or (iv) above or any allegation of any such matters.

                  "Hazardous Substance" means, at any time, (i) asbestos and any asbestos containing material, (ii) any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a "hazardous substance", "hazardous material", "hazardous waste", "infectious waste", "toxic substance", "toxic pollutant" or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or "EP toxicity", (iii) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development, processing or production of crude oil, natural gas, or geothermal resources and (iv) petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter, and medical waste.

                  "Hazardous Substance Activity" means any use, packaging, labeling, treatment, leaching, spill, cleanup, storage, holding, existence, release, emission, discharge, generation, processing, refining, abatement, removal, disposition, handling, transferring or transportation of any Hazardous Substance from, in, under, into or on any of the Borrowing Base Properties.

                  "Indemnified Entity" means each of the Administrative Agent, each Lender, each of their participants and each of their respective officers, directors, shareholders, agents and employees and each Affiliate of each of the foregoing, together with their respective successors and assigns and together with any receiver who takes possession or control of any Borrowing Base Property acting in connection with the exercise of the Administrative Agent and the Lenders remedies.

                  "Losses" means any and all losses, liabilities, obligations, damages, demands, claims, actions, judgments, causes of action, assessments, penalties, fines, fees, settlements, costs and expenses incurred by or asserted against any Indemnified Entity, including (a) all costs and expenses incurred in evaluating and defending against actual or threatened claims, actions, proceedings or notices of violation, (b) all amounts paid or contributed for investigation, monitoring, testing, remediation, response action, removal, restoration and permit acquisition in order to respond to or address an actual or threatened claim, action or proceeding or notice of violation, (c) the reasonable fees and disbursements of legal counsel, environmental experts, consultants and accountants in connection with any of the foregoing and (d) any losses suffered by Lenders after the exercise of their remedies through foreclosure, sale by power of sale or deed-in-lieu of foreclosure as a result of any diminution in the Appraised Value of any Borrowing Base Property as a result of Hazardous Substance Activity if the condition caused by such Hazardous Substance Activity has not been remediated and such Borrowing Base Property has not been restored to its condition prior to such Hazardous Substance Activity, in an amount not to exceed the difference between the Appraised Value of such Borrowing Base Property assuming such Hazardous Substance Activity had not occurred and the Appraised Value of such Borrowing Base Property taking into account such Hazardous Substance Activity, but in any event only up to an amount of losses equal to the principal, interest and other sums due under the Financing Documents (excluding this clause (d)) outstanding as of the date of such foreclosure, sale through power of sale or deed-in-lieu of foreclosure.

                  SECTION 2. Indemnity. The Indemnitors hereby unconditionally and absolutely and jointly and severally agree to indemnify and defend (with attorneys reasonably acceptable to the Administrative Agent) each Indemnified Entity , hold each Indemnified Entity harmless from and against, and reimburse each Indemnified Entity with respect to, any and all Environmental Losses except to the extent arising out of the gross negligence or willful misconduct of any Indemnified Entity.

                  SECTION 3. Personal and Joint and Several Liability. The Indemnitors shall be fully and personally liable with respect to the covenants, representations, warranties and agreements of the Indemnitors under this Indemnity. All obligations of the Indemnitors hereunder shall be joint and several.

                  SECTION 4. Compliance With Laws. The Indemnitors shall comply in all material respects with all Environmental Laws in effect from time to time relating to each Borrowing Base Property and the conduct of business thereon in connection therewith. To the extent required by any Environmental Law, the Indemnitors shall immediately remove and dispose of any Hazardous Substances found on, in, under, about or affecting each Borrowing Base Property, and all such removals and disposals shall be undertaken and performed in compliance with all Environmental Laws. Except for the storage, handling and disposal of amounts of Hazardous Substances in types and quantities commonly used in the heating, operation, renovation and maintenance of similar properties and in accordance with the Credit Agreement and in compliance with all Environmental Laws, the Indemnitors shall not (a) release, or to the extent within its power permit, allow or suffer any release or threat of release of any Hazardous Substances into, on, in, under, about or affecting any Borrowing Base Property or from any Borrowing Base Property onto, into or under any properties adjacent to the Premises or any waterways located upon or near any Borrowing Base Property; (b) generate, manufacture, refine, transport, treat, handle, dispose or in any other manner deal with any Hazardous Substances or permit, allow or suffer any such activities from, on, in or under any Borrowing Base Property or any waterways located upon any Borrowing Base Property; or (c) store or permit, allow or suffer Hazardous Substances to be stored on, in, under or about any Borrowing Base Property. The Indemnitors shall not permit, allow or suffer any Lien under any Environmental Law to attach to or encumber any Borrowing Base Property. In the event the Indemnitors fail to comply with any such Environmental Laws, the Administrative Agent may, but shall not be obligated to, cause each Borrowing Base Property and any waterways located upon each Borrowing Base Property to comply with such Environmental Laws (including causing the removal or remediation of any Hazardous Substances that shall have leached, escaped or otherwise arisen from any Borrowing Base Property on or into any surrounding property or waterways as required by Environmental Laws). The cost of any action taken by the Administrative Agent in order to cause compliance with such Environmental Laws pursuant to the immediately preceding sentence shall be payable by the Indemnitors upon the Administrative Agent's demand therefor and if not paid within ten (10) Business Days after demand it shall be an "Event of Default" and the amount thereof shall bear interest at the Default Rate from the date of demand until paid. The Indemnitors shall give the Administrative Agent and its agents and employees such access to each Borrowing Base Property as reasonably required to cause such compliance with Environmental Laws or any required removal of Hazardous Substances.

                  SECTION 5. Claims and Actions. The Indemnitors shall promptly advise Administrative Agent in writing of (a) any governmental or regulatory actions instituted or threatened in writing under any Environmental Laws affecting the Borrower, any Borrowing Base Subsidiary, any Operating Lessee, any Borrowing Base Property or any indemnity hereunder, including any notice of inspection, abatement or noncompliance and (b) all claims made or threatened by any third party against the Borrower, any Borrowing Base Subsidiary, any Operating Lessee, or any Borrowing Base Property relating to any Hazardous Substance or a violation of Environmental Laws.

                  SECTION 6. Environmental Audit. At any time, and from time to time, that (a) an Event of Default exists or (b) the Administrative Agent reasonably believes that (i) any Hazardous Substance Activity not permitted pursuant to this Indemnity exists, (ii) there is a violation of any Environmental Law by the Borrower, any Borrowing Base Subsidiary or any Operating Lessee with respect to any Borrowing Base Property or (iii) any representation set forth in Section 3.08 of the Credit Agreement is not true and correct in any material respect, upon a written notice to the Indemnitors from the Administrative Agent describing in reasonable detail the grounds for its belief, the Indemnitors agree to deliver to the Administrative Agent, within thirty (30) days of a written request by the Administrative Agent, a phase I environmental audit (including, if required by the Administrative Agent on the basis of the results of such audit, a phase II or other additional environmental audits) prepared by an environmental engineering firm acceptable to the Administrative Agent in its reasonable judgment, at the Indemnitors' sole cost and expense, detailing the results of an environmental investigation of the applicable Borrowing Base Property. The Indemnitors shall, and shall cause the Borrower, each Operating Lessee and each Borrowing Base Subsidiary to, cooperate in the conduct of such environmental investigation.

                  SECTION 7. Obligations Unimpaired; Waivers.

                  (a) The obligations of the Indemnitors hereunder shall remain in full force without regard to, and shall not be impaired by any of the following, any of which may be effected or dealt with by the Administrative Agent in such manner, upon such terms and at such times as the Administrative Agent, in its sole discretion, deems advisable without the consent of, or notice to, any Indemnitor, nor shall any of the following give any Indemnitor any recourse or right of action against any Indemnified Entity: (i) any express or implied amendment, modification, renewal, restatement, consolidation, supplement, extension or acceleration of the Notes, the Mortgages or any of the other Financing Documents; (ii) any exercise or non-exercise by the Administrative Agent or any Lender of any right or privilege under any of the Financing Documents; (iii) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Indemnitor, to any person constituting any Indemnitor, or to any affiliate of any Indemnitor or any such person, or any action taken with respect to this Indemnity by any trustee or receiver, or by any court, in any such proceeding, whether or not the Indemnitors shall have had notice or knowledge of any of the foregoing; (iv) any release, waiver or discharge of any Indemnitor, any person constituting any Indemnitor or any endorser from liability under any of the Financing Documents (except that a specific Indemnitor shall be relieved of liability under this Indemnity to the extent such Indemnitor is expressly so released pursuant to a written instrument executed by the Administrative Agent and otherwise in accordance with the Credit Agreement) or any grant to the Administrative Agent or any Lender of a security interest, lien or encumbrance in any property of any Indemnitor or any person or entity constituting any Indemnitor; (v) any subordination, compromise, settlement, reconveyance, release (by operation of law or otherwise), discharge, collection, or liquidation of any of the Financing Documents or any Collateral, or any substitution with respect thereto; (vi) any assignment or other transfer of any of the Financing Documents, in whole or in part; (vii) any acceptance of a partial performance of any of the obligations of any Indemnitor; (viii) except as set forth in Section 7(c) hereof, any consent to the transfer of any collateral described in the Financing Documents; (ix) except as set forth in Section 7(c) hereof, any bid or purchase at any sale of the collateral described in the

Financing Documents; (x) any acts of any Indemnified Entity with respect to any Hazardous Substance other than those acts which constitute the gross negligence or willful misconduct of any Indemnified Entity; and (xi) except as set forth in
Section 7(c) hereof, the repayment in full of the Obligations.

                  (b) Each Indemnitor unconditionally waives, to the fullest extent permitted by law: (i) any right to require the Administrative Agent or the Lenders to first resort to or exhaust any Collateral or to pursue any other remedy whatsoever and without first having recourse to the Notes or any other Financing Document or any of the property covered by any Mortgage or any other Financing Document through foreclosure proceedings or otherwise; (ii) any requirement that the Administrative Agent institute or prosecute proceedings to recover any deficiency against the Borrower, any Borrowing Base Subsidiary or any other Person as a condition of payment hereunder or enforcement hereof if the Administrative Agent elects to foreclose any Mortgage or otherwise sue or exercise any other remedy under any Financing Document, (iii) any defense arising by reason of any invalidity or unenforceability of any of the Financing Documents or any disability of any guarantor, if any, (iv) any right of subrogation or claim for reimbursement it may have against each other in connection with any payments made to the Administrative Agent and/or the Lenders pursuant to the provisions of this Indemnity until such time as all Obligations have been indefeasibly paid in full, and (v) any and all rights and defenses arising out of an election of remedies by the Administrative Agent or the Lenders. Each Indemnitor hereby authorizes and empowers the Administrative Agent to exercise, in its sole discretion, any of its rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of each Indemnitor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust, mortgage or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Indemnitor shall remain bound under this Indemnity except as set forth in
Section 7(c) hereof.

                  (c) Notwithstanding anything to the contrary contained herein, Indemnitors shall not be obligated to indemnify the Indemnified Entities with respect to any Environmental Loss at or with respect to any Borrowing Base Property in the event and to the extent that such Environmental Loss was caused by conditions or events that occurred after the date that the Administrative Agent or any receiver or any purchaser at a foreclosure sale under the Mortgage of such Borrowing Base Property actually took possession or control (exclusive of the Borrower or any Borrowing Base Subsidiary or any Affiliate of the foregoing) of such Borrowing Base Property (including if by a deed in lieu of foreclosure). The Indemnitors' liability under this Indemnity with respect to Environmental Losses occurring in connection with any Borrowing Base Property shall terminate on the date (the "Termination Date") that is three (3) years after the earlier to occur of (i) the date that the Obligations are paid in full or (ii) the date that such Borrowing Base Property is released from the Borrowing Base in accordance with the Credit Agreement, provided, however, that such liability shall continue hereunder with respect to (y) all Environmental Losses, including all claims therefor, that may be outstanding as of the Termination Date and (z) all Environmental Losses arising out of Hazardous Substance Activities (A)(1)which exist of have occurred as of the Termination Date, (2) which constitute or may constitute a violation of Environmental Law and (3) notice of which has been given by the

Administrative Agent to the Indemnitors, or (B) are the subject of a claim, demand, cause of action, action or other proceeding or an investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental agency. The Indemnitors' obligations and liabilities hereunder shall not run in favor of any entity or person which (a) acquires a Borrowing Base Property at or after a foreclosure sale or deed in lieu of a foreclosure and (b) is not a Lender or the Administrative Agent or an Affiliate of a Lender or Administrative Agent.

                  SECTION 8. Administrative Agent Demands. Any demand by the Administrative Agent for payments, or performance of the obligations under, this Indemnity upon any Indemnitor shall not be and shall not be construed to be a release or waiver by the Administrative Agent of any other Indemnitor with respect to such payment or obligation.

                  SECTION 9. Delays Not a Waiver. No failure or delay on the part of any Indemnified Entity to exercise any power, right or privilege under this Indemnity shall impair any such power, right or privilege, or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. The Indemnitors' obligations hereunder shall in no way be impaired, reduced or released by reason of any Indemnified Entity's failure or delay to exercise any right described herein or in connection with any notice, demand, warning or claim regarding violations of any Environmental Law governing any Borrowing Base Property.

                  SECTION 10. Obligations Distinct From Notes. The Indemnitors' liability hereunder shall not be subject to, limited by or affected in any way by any nonrecourse provisions or provisions limiting liability contained in the Notes, the Mortgages, the Credit Agreement or any other Financing Document. The Indemnitors agree that the indemnities made and given in this Indemnity are separate and distinct from, independent of and in addition to each Indemnitor's undertakings under the Notes, the Mortgages, the Credit Agreement and the other Financing Documents. The Indemnitors agree that a separate action may be brought to enforce the provisions of this Indemnity which shall in no way be deemed to be an action on the Notes or on any of the other Financing Documents. The Indemnitors agree that all obligations to the Indemnified Entities hereunder are secured by the Mortgages and other Security Documents. The Administrative Agent shall have the right to waive the liens of the Financing Documents against the Collateral or any portion thereof, whether fixtures or personal property, to the extent such property is found to be environmentally impaired and to exercise any and all rights and remedies of an unsecured creditor against each Indemnitor and all of each Indemnitor's assets and property for the recovery of any amount due hereunder. The Indemnitors shall be fully and personally and jointly and severally liable for all judgments and awards entered against any Indemnitor hereunder and such liability shall not be limited to the original principal amount of the obligations secured by any or all of the Security Documents. For the purposes of this Section 10, each Indemnitor hereby waives the defense of laches and any applicable statute of limitations.

                  SECTION 11. Independent Obligations. The obligations of the Indemnitors under this Indemnity are independent of, and shall not be measured, limited or otherwise affected by (a) any amounts at any time owing under the Loan, or secured by the Security Documents, (b) the sufficiency or insufficiency of any Collateral given to the Administrative Agent or the

Lenders to secure repayment of the Loan, (c) the consideration given by any Indemnified Entity or any other party in order to acquire the Collateral or any portion thereof, (d) the amendment, modification, restatement, consolidation, expiration or termination of any of the Financing Documents, (e) except as provided in Section 7(c) hereof, the discharge or repayment in full of the Obligations (including by amounts paid or credit bid at a foreclosure sale or by discharge in connection with a deed in lieu of foreclosure) except as otherwise provided herein, or (f) any extension of time for performance under any Financing Document.

                  SECTION 12. Independent Remedies. Each Indemnitor waives any right to require that any action be brought by any Indemnified Entity, which shall act through the Administrative Agent, against any other person, or that any other remedy under the Notes, the Mortgages, the Credit Agreement or any other Financing Document be exercised. The Administrative Agent may, at its option, proceed against any Indemnitor in the first instance to collect monies when due or obtain performance under this Indemnity, without first resorting to the Notes, the Mortgages, the Credit Agreement or any other Financing Document or any other remedy under the Notes, the Mortgages, the Credit Agreement or any other Financing Document.

                  SECTION 13. Other Rights of Indemnified Entities. The rights of the Indemnified Entities under this Indemnity shall be in addition to any other rights and remedies of the Indemnified Entities against the Indemnitors under any other Financing Document or at law or in equity (including any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any such rights.

                  SECTION 14. Determinations and Consent of Administrative Agent. Unless expressly provided to the contrary in any particular instance, any determination, election or judgment made or any consent or waiver given by the Administrative Agent pursuant to this Indemnity shall be made or given, as the case may be, in the Administrative Agent's sole and absolute discretion, whether or not the applicable provision of this Indemnity expressly so provides. In making any such determination, election or judgment or in providing or deciding not to provide any such consent or waiver, the Administrative Agent shall be entitled to rely, to the extent the Administrative Agent so elects, in whole or in part on the advice of counsel (including counsel for any Indemnitor), independent public accountants, engineers, architects and other experts selected by the Administrative Agent.

                  SECTION 15. Counterparts; Effectiveness. This Indemnity may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Indemnity and the Credit Agreement constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Indemnity.

                  SECTION 16. Waivers; Amendments. The terms of this Indemnity shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the Administrative Agent and each Indemnitor and, to the extent required by the Credit Agreement, the Lenders.

                  SECTION 17. Binding Effect; Assignments. This Indemnity shall be binding upon each Indemnitor and Indemnified Entity and their respective successors and assigns and shall be enforceable by the Administrative Agent. This Indemnity may not be assigned or delegated by any Indemnitor without the prior written consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

                  SECTION 18. Governing Law and Consent to Jurisdiction.

                  (a) THIS INDEMNITY, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  (b) The Indemnitors and the Indemnified Entities hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Indemnity, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Indemnity shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Indemnity against any Indemnitor or any of their respective properties in the courts of any jurisdiction.

                  (c) Each Indemnitor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Indemnity in any court referred to in this Section 18. Each Indemnitor and Indemnified Entity hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each Indemnitor and Indemnified Entity hereby irrevocably consents to service of process in the manner provided for notices in
Section 23 hereof other than by telecopy. Nothing in this Indemnity will affect the right of any party to this Indemnity to serve process in any other manner permitted by law.

                  SECTION 19. Headings. Section headings used herein are for convenience of reference only, are not part of this Indemnity and shall not affect the construction of, or be taken into consideration in interpreting, this Indemnity.

                  SECTION 20. Interpretation. In this Indemnity, (a) the definitions of terms herein and therein shall apply equally to the singular and plural forms of the terms defined, (b) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms,
(c) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation,", (d) the word "will" shall be construed to have the same meaning and effect as the word "shall" and (e) unless the context requires otherwise (i) any definition of or reference to any Financing Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, extended, supplemented, consolidated, severed, partially released, substituted, renewed or otherwise modified (subject to any restrictions thereon set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words "herein", "hereof' and "hereunder", and words of similar import, shall be construed to refer to this Agreement or such Financing Document in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement or such Financing Document and (v) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible an.

                  SECTION 21. Severability. Any provision of this Indemnity held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 22. WAIVER OF JURY TRIAL. EACH INDEMNITOR AND INDEMNIFIED ENTITY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS INDEMNITY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH INDEMNITOR AND INDEMNIFIED ENTITY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS INDEMNITY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 23. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  If to any Indemnitor, to such Indemnitor at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to

                  Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498, Attention: Gary Israel, Esq. (Telecopy No. (212) 558-3588)

                  If to any Indemnified Entity, to the Administrative Agent at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, Attention: Lodging Group (Telecopy No.
                  (212) 261-7532) with copies to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention: Warren J. Bernstein, Esq. (Telecopy No. (212) 836-8689)

or to such other address with respect to each Indemnitor, as such Indemnitor shall notify the Administrative Agent and the other Indemnitors in writing and to such other address with respect to the Administrative Agent as the Administrative Agent shall notify the Indemnitors in writing. All notices and other communications given to any party hereto in accordance with the provisions of this the Indemnity shall be deemed to have been given on the date of receipt.

                  SECTION 24. Further Assurances. The Indemnitors promptly shall make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications, additional agreements, undertakings or other assurances, and take all such other action, as the Administrative Agent may, from time to time, reasonably deem necessary or proper in connection with this Indemnity, the obligations of the Indemnitors hereunder, or for better assuring and confirming unto the Indemnified Entities the full benefits and rights granted or purported to be granted by this Indemnity.

                  SECTION 25. No Third Party Beneficiary. This Indemnity is for the sole benefit of the Indemnified Entities, and is not for the benefit of any third party.

                  SECTION 26. Enforcement Costs. Without limiting the provisions of Section 2 hereof, or the obligations of and indemnities by any Indemnitor pursuant to the other Financing Documents, the Indemnitors hereby agree jointly and severally to pay all costs, charges and expenses, including reasonable attorneys' fees and disbursements, that may be incurred by any Indemnified Entity (a) in connection with any actual or threatened litigation, contest, dispute, action, suit or proceeding (whether instituted by an Indemnified Entity, any Indemnitor, or any other party, including any governmental or regulatory agency charged with enforcement of any Environmental Laws) relating to this Indemnity or any of the indemnities described herein or the subject matter hereof, or (b) to enforce the covenants and agreements of the Indemnitors under this Indemnity.

                  SECTION 27. Payments; Interest.

                  (a) All sums payable by the Indemnitors hereunder shall be payable within five (5) Business Days after demand by the Administrative Agent.

                  (b) Except as otherwise provided herein, if the Indemnitors fail to pay all or any sums due hereunder within five (5) Business Days after demand by the Administrative Agent, it shall be an "Event of Default" and the amount of such sums shall bear interest from the date of demand at the Default Rate.

                  SECTION 28. Additional Indemnitors. The Indemnitors acknowledge that from time to time Borrowing Base Subsidiaries, other Operating Lessees and other Persons may become parties to this Indemnity as additional "Indemnitors". The Indemnitors shall cooperate in adding such parties to this Indemnity, and at the Administrative Agent's request, shall ratify their obligations under this Indemnity and deliver to the Administrative Agent supplements to this Indemnity in connection with adding such parties to this Indemnity or otherwise in connection with including a Borrowing Base Property in the Borrowing Base.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the Indemnitors have given this Indemnity as of the date first written above.

                                    ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                                    By:     Ashford OP General Partner LLC, its
                                            general partner

                                            By:      Ashford Hospitality Trust,
                                                     Inc., its managing member

                                                     By: _______________________
                                                     Name:
                                                     Title:

                                    ASHFORD HOSPITALITY TRUST, INC.

                                    By: ____________________________
                                    Name:
                                    Title:

                                    ASHFORD OP GENERAL PARTNER LLC

                                    By:     Ashford Hospitality Trust, Inc., its
                                            managing member

                                            By: ____________________________
                                            Name:
                                            Title:

                                    ASHFORD OP LIMITED PARTNER LLC

                                    By:     Ashford Hospitality Trust, Inc., its
                                            managing member

                                            By: ____________________________
                                            Name:
                                            Title:

                                    ASHFORD TRS CORPORATION

                                    By: ____________________________
                                    Name:
                                    Title:

                                    [OTHERS]

                                     JOINDER

The undersigned hereby joins in this Environmental Indemnity as an "Indemnitor" hereunder, jointly and severally with all other Indemnitors. The undersigned hereby assumes and agrees to perform and discharge all liabilities, covenants and obligations of an Indemnitor hereunder with the same force and effect as if the undersigned had been an original signatory to this Environmental Indemnity. This joinder shall be binding upon the undersigned, its successors and assigns, and inure to the benefit of Administrative Agent and each Lender and their respective successors and assigns.

                                                        [Insert signature block]

                                   EXHIBIT "P"

                     FORM OF MANAGER'S CONSENT AND AGREEMENT

                            See the attached document.

                   MANAGER SUBORDINATION AND CONSENT AGREEMENT

                  This MANAGER SUBORDINATION AND CONSENT AGREEMENT ("Agreement"), dated as of ____________, between ___________________________, a
____________ corporation (the "Manager") and CREDIT LYONNAIS NEW YORK BRANCH, a branch licensed under the laws of the State of New York of a banking corporation organized under the laws of the Republic of France, as administrative agent for the lenders (collectively, together with their respective successors and assigns, the "Lenders") from time to time party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Administrative Agent"), for the benefit of the Administrative Agent and the Lenders. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  WHEREAS, ___________________________ (the "Owner") is the
[owner/operating lessee] of the hotel known as _______________ located at [insert address] (the "Premises");

                  WHEREAS, the Manager and the Owner are parties to that certain Management Agreement dated of ________________ (as amended, modified or supplemented from time to time, the "Management Agreement"), pursuant to which the Manager has agreed to operate and manage the Premises;

                  WHEREAS, Ashford Hospitality Limited Partnership, a Delaware limited partnership ("Borrower"), the Lenders, the Guarantors from time to time party thereto, including the Owner, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Administrative Agent are parties to that certain Credit Agreement dated as of February ___, 2004 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Owner has mortgaged the [Premises/its leasehold interest in the Premises] and given other security to the Administrative Agent in order to secure its obligations and the other obligations of the Credit Parties under the Credit Agreement and the other Financing Documents (as defined in the Credit Agreement); and

                  WHEREAS, the Manager has agreed to enter into this Agreement with the Administrative Agent regarding the Management Agreement and the Premises.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Conflict. In the event of any conflict between the provisions hereof and the provisions of the Management Agreement, the applicable provisions hereof shall govern.

                  SECTION 2. Consent to Assignment. The Manager acknowledges that the Management Agreement has been assigned by the Owner to the Administrative Agent pursuant to the Financing Documents and hereby consents to such assignment and agrees that, subject to the terms of the Credit Agreement, the Administrative Agent may, but shall not be obligated to, enforce the Management Agreement with the same force and effect as if enforced by the Owner. The Administrative Agent may, but shall not be obligated to, perform the obligations of the Owner and the Manager will accept such performance in lieu of performance by the Owner in satisfaction of the Owner's obligations under the Management Agreement.

                  SECTION 3. Subordination to Obligations. All rights (including any rights of set-off and rights as to insurance and condemnation proceeds and awards), entitlements, liens and pledges arising under the Management Agreement are and shall remain subordinate and inferior in all respects to the lien, operation, effect and enforcement of the Financing Documents and the Administrative Agent's and Lenders' rights to receive payment in full of all of the Obligations.

                  SECTION 4. Agreement with respect to the Credit Agreement. The Manager (a) acknowledges that any interest in any insurance proceeds and condemnation awards are subordinate to the Administrative Agent's interest in same (and any claim the Manager makes on any condemnation award shall not decrease the award that would otherwise be made to the Owner or the Administrative Agent) and (b) agrees not to set-off any amount due the Manager under the Management Agreement against any funds in any account or reserve, including any Property Account, or to withdraw from such account or reserve any amount due the Manager, in contravention of the Facility Documents. The Manager agrees that upon the occurrence of an Event of Default, at the option of the Administrative Agent, all rents, revenues, issues, proceeds, monies, receipts, payments, profits, security and other deposits, accounts, accounts receivable, income and proceeds of every kind resulting from or arising out of the operation of the Premises and which are collected, received, held by or due the Owner or the Manager from any source whatsoever, subject to the terms of the Financing Documents shall be applied in accordance with the Administrative Agent's written directions to the Manager subject to the terms of the Credit Agreement. The exercise by the Administrative Agent of its rights hereunder shall not be deemed an assumption of any of the Owner's obligations under the Management Agreement, subject to Section 10 hereof.

                  SECTION 5. Property Accounts. [The Financing Documents impose certain terms, conditions and restrictions on the accounts used in connection with the operation and ownership of the Premises and the application of any revenues or receipts from the Premises, including the Operating Account. The Manager shall be subject to and be bound by such terms, and conditions and provisions. Without the prior written consent of the Administrative Agent, the Manager shall not close any Property Account or open or use any other account in connection with the operation or ownership of the Premises or the application of any revenues or receipts from the Premises. The Manager acknowledges that all accounts created by the Manager pursuant to the Management Agreement or by the Owner are subject to the superior priority lien and effect of the Financing Documents.](1)

                  SECTION 6. Right to Terminate Management Agreement. Notwithstanding anything in the Management Agreement to the contrary, if the Administrative Agent has commenced foreclosure proceedings against the Premises, the Manager agrees that the Administrative Agent and the Owner shall each have the right to terminate the Management Agreement upon thirty (30) days prior written notice from the Administrative Agent or the Owner, without penalty or liability of any nature whatsoever on the part of any Person except the Owner, including, without limitation any payment of any termination fee or reimbursement of any costs.

                  SECTION 7. Intentionally Omitted.

                  SECTION 8. Amendments to Management Agreement. The Manager agrees that no amendment, supplement or other modification of the Management Agreement shall bind or be enforceable with respect to the Administrative Agent or any Purchaser (as defined below) unless it is in writing and has been approved in writing by the Administrative Agent.

                  SECTION 9. Estoppel Certificate. The Manager shall, promptly upon written request by the Administrative Agent, execute an estoppel certificate, duly acknowledged, setting forth the general status of the Management Agreement and this Agreement and such other information as the Administrative Agent may reasonably request.

                  SECTION 10. Foreclosure; Rights of Purchasers.

                  (a) The Administrative Agent or any affiliate, participant, subsidiary, successor, designee, nominee or assign of the Administrative Agent which acquires title to the Premises through foreclosure, deed in lieu of foreclosure or similar transaction is referred to herein as a "Purchaser". Without penalty or liability of any nature whatsoever on the part of any Person except the Owner, including, without limitation any payment of any termination fee, commencing on the date any Purchaser shall succeed to title to and possession of the Premises (whether through foreclosure, deed in lieu of foreclosure or otherwise), the Management Agreement shall automatically terminate and the Manager shall transfer its responsibility for the management of the Premises to a management company selected by the Purchaser in its sole discretion, provided, however, that, by notice given to the Manager prior to the date of Purchaser's acquisition of title to and possession of the Premises from the Owner, Purchaser may elect to keep the Management Agreement in full force and effect for a period not to exceed sixty (60) days (the "Performance Period"). In the event a Purchaser so elects to keep the Management Agreement in effect during the Performance Period, the Manager shall recognize and attorn to the Purchaser and shall continue to perform its obligations under the Management Agreement for the benefit of the Purchaser for the Performance Period. The Purchaser shall pay to the Manager management fees and other sums that accrue and are payable during the

----------
(1) Subject to review of the management agreement.

Performance Period and provide the Manager with funds necessary to continue to operate the Premises during the Performance Period, and without limiting the foregoing, the Purchaser shall not be liable for any sum due Manager, or subject to any liability, offset, defense , claim or counterclaim arising from the Owner's breach or default under the Management Agreement or otherwise accruing prior to the commencement of the Performance Period. The Management Agreement shall automatically terminate upon the expiration of the Performance Period, without penalty or liability of any nature whatsoever on the part of any Person except the Owner, including, without limitation any payment of any termination fee, and the Manager shall transfer its responsibility for the management of the Premises to a management company selected by the Purchaser in its sole discretion

                  (b) The Manager shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer as of the date the Management Agreement is terminated. Further, the Manager hereby agrees not to contest or impede the proper exercise by the Administrative Agent or Lenders of any of their rights under or in connection with the Financing Documents.

                  (c) In the event that the Management Agreement terminates by reason of a Non-Curable Default (as defined below) but the Administrative Agent shall have used good faith efforts to acquire the Premises as provided in
Section 11 hereof and acquires (or another Purchaser acquires) the Premises (whether through foreclosure, deed in lieu of foreclosure, or otherwise), the Manager shall, at the Purchaser's option, within thirty (30) days after such Purchaser's request (which Purchaser's request may not be given later than thirty (30) days after such Purchaser has acquired title to and possession of the Premises from the Owner) enter into a new management agreement on the same terms and conditions as the Management Agreement, subject to the terms hereof including Section 10(a) above, for the Performance Period.

                  SECTION 11. Notice of Defaults; Right to Cure. The Manager shall promptly provide the Administrative Agent with written notice of any default by the Owner under the Management Agreement or any other event which would permit the Manager to terminate the Management Agreement or otherwise exercise any other rights thereunder including any self-help rights (any of the foregoing referred to as a "Default"; such notice referred to as the "Notice of Default"). The Manager shall not have the right to terminate the Management Agreement, or exercise any other rights thereunder, on account of any Default without providing the Administrative Agent with a Notice of Default and providing to the Administrative Agent a period to cure same of at least five (5) days from the Administrative Agent's receipt of any Notice of Default with respect to any default by the Owner on its obligation to pay management fees or to provide the Manager with funds necessary to continue to operate the Premises, or any other monetary default, and thirty (30) days from the Administrative Agent's receipt of any Notice of Default with respect to any non-monetary default by the Owner, provided that all management fees and costs due and payable to the Manager are paid (including past due amounts of which the Administrative Agent has received notice and the five (5) day period to cure as aforesaid) and funds necessary to continue to operate the Premises are provided to the Manager, subject to the five (5) day cure period set forth herein. Upon acquisition of title to and possession of the Premises by a Purchaser, any Default that cannot reasonably be cured by the Administrative Agent because the Administrative Agent does not reasonably have the ability cure such default (i.e. rejection in bankruptcy) (a "Non-Curable Default") shall be deemed waived. Nothing herein shall require the Administrative Agent to cure any Default, but the Administrative Agent shall have the option to do so. In the event that the Manager terminates the Management Agreement due to a default that is not cured as aforesaid, the Manager shall fully cooperate for a period of at least sixty (60) days thereafter in transferring its responsibility to a new management company and effectuating such transfer. The Administrative Agent shall not be construed to be a partner or joint venturer with the Owner.

                  SECTION 12. Intentionally Omitted.

                  SECTION 13. Limitation of Liability. The liability of any Purchaser to the Manager under the Management Agreement shall be limited to only those obligations which arise during the period of time after such Purchaser acquires title to and possession of the Premises and during the time that such Purchaser holds title to the Premises, and shall terminate upon the earlier of the termination of the Management Agreement or the assignment of the Management Agreement to a party other than such Purchaser (provided that the assignee assumes all obligations arising under the Management Agreement after such assignment). No Purchaser shall be liable for any obligations which arose or existed prior to the acquisition of title to and possession of the Premises by such Purchaser.

                  SECTION 14. Representations and Warranties. The Manager hereby represents and warrants to the Administrative Agent as follows:

                  (a) The Management Agreement is in full force and effect and has not been amended, modified or supplemented or assigned by any of the parties thereto.

                  (b) The Management Agreement represents the entire agreement between the Owner and the Manager with respect to the management and operation of the Premises, and there are no other agreements or representations of any kind between the Owner and the Manager with respect thereto.

                  (c) To the Manager's knowledge, the Owner has fully performed and complied with all of its material obligations under the Management Agreement through the date hereof and there exists no condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by the Owner under the Management Agreement.

                  (d) The Manager has fully performed and complied with all of its material obligations under the Management Agreement through the date hereof and, to the Manager's knowledge, there exists no condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by the Manager in under the Management Agreement.

                  (e) There are no currently due but deferred or past due fees, commissions or reimbursements due the Manager under the Management Agreement.

                  (f) The Manager currently has no offset, defense, claim or counterclaim against the Owner with respect to the Management Agreement.

                  (g) There are no actions, whether voluntary or otherwise, pending against the Manager under the bankruptcy or insolvency laws of the United States or of any state or territory of the United States.

                  (h) This Agreement has been duly executed and delivered by the Manager and constitutes a legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms.

                  SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of New York.

                  SECTION 16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and the Manager and their respective successors and assigns.

                  SECTION 17. Notices. All notices, certificates, demands, requests, approvals, consents and other communications provided for herein shall be in writing and (a) mailed (registered or certified mail, return receipt requested, and postage prepaid), (b) hand-delivered, with signed receipt, or (c) sent by nationally-recognized overnight courier as follows:

         If to the Manager, to its address at Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498,
         Attention: Gary Israel, Esq. (Telecopy No. (212) 558-3588)

         If to the Administrative Agent, to its address at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019,
         Attention: Lodging Group (Telecopy No. (212) 261-7532) with copies to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention:
         Warren J. Bernstein, Esq. (Telecopy No. (212) 836-8689)

or to such other address with respect to the Manager, as the Manager shall notify the Administrative Agent in writing and to such other address with respect to the Administrative Agent as the Administrative Agent shall notify the Manager in writing. All such notices, certificates, demands and other communications shall be effective when received at the address specified as aforesaid.

                  SECTION 18. Books and Records. All books and records maintained by the Manager under the Management Agreement with respect to the Premises shall be made available to the Administrative Agent at the offices of the Manager at all reasonable times during business hours for examination, audit, inspection and transcription.

                  SECTION 19. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes and cancels all prior agreements and understandings, whether oral or written.

                  SECTION 20. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in the State of New York or in any jurisdiction in the

United States shall be, as to the State of New York or such jurisdiction in the United States, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  SECTION 21. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  SECTION 22. Trial by Jury. THE MANAGER AND THE ADMINISTRATIVE AGENT EACH HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVE ANY AND EVERY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY, IN ANY SUIT, ACTION OR PROCEEDING BROUGHT UNDER OR WITH RESPECT TO THIS AGREEMENT, WHICH WAIVER IS INFORMED AND VOLUNTARY.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                        ADMINISTRATIVE AGENT:

                                        CREDIT LYONNAIS NEW YORK BRANCH, as
                                        administrative agent

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        MANAGER:

                                        [INSERT SIGNATURE BLOCK]

                              CONSENT AND AGREEMENT

                  To the extent that the foregoing the Manager Subordination and Consent Agreement amends the Management Agreement or otherwise affects the Owner, the Owner hereby consents to and agrees to be bound thereby.

                                     OWNER:

                                     [INSERT SIGNATURE BLOCK]

                                   EXHIBIT "Q"

                FORM OF MORTGAGE/DEED OF TRUST/DEED TO SECURE DEBT

                            See the attached document.

                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                    FIXTURE FILING AND SECURITY AGREEMENT(1)

                             Dated as of ___________

                                     made by

                        _______________________________,
                                as the Mortgagor,

                                       to

                        CREDIT LYONNAIS NEW YORK BRANCH,
          as administrative agent for various Lenders, as the Mortgagee
          _____________________________________________________________

                   Premises Location: ________________________
          _____________________________________________________________

                              Record and Return to:

                                Kaye Scholer LLP
                                 425 Park Avenue
                            New York, New York 10022
                      Attention: Warren J. Bernstein, Esq.

----------
(1)  To be modified as appropriate to address state law issues.

                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                      FIXTURE FILING AND SECURITY AGREEMENT

                  This MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, FIXTURE FILING AND SECURITY AGREEMENT (this "Mortgage") dated as of ___________, made by _______________________, a _____________________ having an office at c/o
Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75254-4376 (together with its successors and assigns, the "Mortgagor"), to CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, as administrative agent for the lenders (collectively, together with their respective successors and assigns, the "Lenders") from time to time party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Mortgagee"), for the benefit of the Mortgagee and the Lenders. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

                  WHEREAS, the Mortgagor is the sole owner of the [fee] interest in that certain parcel of land lying and being situated in the County of ________, State of __________ described in Exhibit A hereto (the "Land");

                  WHEREAS, Ashford Hospitality Limited Partnership, a Delaware limited partnership (the "Borrower"), the Lenders, the Guarantors from time to time party thereto, including the Mortgagor, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Mortgagee are parties to that certain Credit Agreement dated as of February ___, 2004 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;(2)

                  WHEREAS, as a condition to the extension of credit to the Borrower under the Credit Agreement, the Mortgagor has guaranteed to the Mortgagee and the Lenders the payment of all Obligations of the Borrower and the other Guarantors and the performance by the Borrower and the other Guarantors of their other obligations under the Credit Agreement and the other Financing Documents;

                  WHEREAS, as a further condition to the extension of credit to the Borrower under the Credit Agreement, the Mortgagor has agreed, by executing and delivering this Mortgage, to secure such guarantee of the Mortgagor as well as the payment of its own Obligations and the performance of its other obligations under the Credit Agreement and the other Financing Documents;

----------
(2) Document to be appropriately revised if the Borrower, not a Borrowing Base Subsidiary, is the property owner.

                  WHEREAS, the Mortgagee and the Lenders are relying on this Mortgage in their decision to extend credit to the Borrower under the Credit Agreement, and would not extend such credit without the execution and delivery of this Mortgage by the Mortgagor; and

                  WHEREAS, the Mortgagor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged and, accordingly, desires to execute and deliver this the Mortgage.

                                GRANTING CLAUSES

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the following (collectively, the "Secured Obligations"(3)):

                  (a)      the Guaranteed Obligations; and

                  (b) the due and punctual payment of all Obligations of the Mortgagor, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise, and the performance of all other obligations of the Mortgagor under the Financing Documents, the Mortgagor does hereby grant, pledge, mortgage, warrant, sell, transfer, assign, and convey unto the Mortgagee subject only to the Permitted Title Exceptions, all of the Mortgagor's right, title and interest, now owned or hereafter acquired, in and to the following described properties and interests and accessions thereto, whether held to be real or personal property, tangible or intangible (collectively, the "Mortgaged Property"):

                  A. The Land and all estates, easements, rights, rights of way or use, declarations, covenants, licenses, water rights, mineral rights, zoning lot development agreements, privileges, franchises, servitudes and appurtenances including development and air rights, now or hereafter belonging or in any way appertaining to the Land;

                  B. All land lying in streets, roads, ways, vaults and alleys, open or proposed, adjoining or contiguous to the Land and of, in and to any strips or gores of land adjoining the Land;

                  C. All structures, improvements, buildings and any additions and alterations thereto or replacements thereof now or hereafter erected, constructed or installed upon the Land (collectively, the "Improvements");

                  D. All fixtures, fittings, appliances, apparatus, equipment, machinery, inventory, furniture, furnishings and articles of tangible and intangible personal property now or

----------
(3) The Secured Obligations may be limited to the Specially Allocated Revolving Credit Exposure as referred to in Section 4.03 of the Credit Agreement or otherwise limited as provided in Section 43 hereof.

hereafter attached or affixed to, placed upon or used in any way in connection with the use, enjoyment, operation or occupancy of the Improvements or the Land, including all heating, air conditioning, incinerating, lighting, refrigerating, monitoring, water, cleaning and communications apparatus and equipment whatsoever, all fire prevention and extinguishing apparatus, fire sprinkler and alarm systems, all boilers, engines, motors, dynamos, generating equipment, piping and plumbing fixtures, ranges, chinaware, glassware, foodcarts, cookware, cooking utensils and other cooking apparatus, mechanical kitchen equipment, refrigerators, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing and prevention apparatus, gas and electrical fixtures, elevators, escalators, partitions, built-in mirrors, planters, shelves, lockers, cabinets, drapes, draperies, curtains, shades, venetian blinds, screens, storm sash, awnings and other window covering and all hardware therefor, carpeting and other floor covering, lighting fixtures, lamps, office furniture, keys or other entry systems, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, facsimile machines, elevators, escalators, furnishings of public spaces, halls and lobbies, shrubbery and plants, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, linens, pillows, blankets, dry cleaning facilities, dining room wagons, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, medical equipment, stoves, ranges, laundry machines, tools, switchboards, conduits, compressors, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals and washers and dryers (and including all interest of the Mortgagor in any of such items, at any time acquired under any security agreement, conditional sale contract, chattel mortgage or other security instrument), wherever located, all of which property mentioned in this paragraph shall be deemed part of the realty mortgaged hereby and not severable wholly or in part without material injury to the freehold (collectively, the "Equipment"; the Improvements, the Equipment, the Land and the other collateral described in Paragraphs A and B above are collectively referred to herein as the "Premises");

                  E. To the extent assignable, all franchises, permits, licenses, trademarks, trade names, logos, service marks, contract rights, goodwill, general intangibles, symbols and any and all rights therein and thereto now or hereafter acquired, respecting the construction, use, occupancy, possession, operation, management, maintenance and ownership of the Premises and any part thereof and respecting any business or activity conducted by the Mortgagor on the Premises and any part thereof;

                  F. All agreements, contracts, certificates, instruments, warranties, appraisals, engineering, environmental, soils, insurance and other reports and studies and guest lists, books, records, correspondence, files and advertising materials, plans and specifications and other documents, now or hereafter obtained, produced or entered into, as the case may be, pertaining to the construction, use, occupancy, possession, operation, management, maintenance or ownership of the Premises and all right, title and interest of the Mortgagor therein, including any Swap Agreements or other Rate Agreements to which the Mortgagor is a party [except with respect to any Swap Agreement or other Rate Agreement which the Mortgagor and the Mortgagee shall have agreed is not to be subject to the security interest created hereby or otherwise under the

Financing Documents](4), property management agreements and franchise agreements (all of the foregoing are hereinafter collectively referred to as the "Contracts") provided that this granting clause shall include Excluded Agreements only to the extent set forth in the Credit Agreement;

                  G. All Leases and Lease Guaranties, and all right, title and interest of the Mortgagor thereunder, including cash or other security deposited thereunder to secure performance by the Tenants of their obligations thereunder, whether such cash or other security is to be held until the expiration of the terms of such Leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms;

                  H. All rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a bankruptcy proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, accounts receivable, cash, issues, profits, charges for services rendered, impact fees and other consideration of whatever form or nature received by or paid to or for the account of or benefit of the Mortgagor or its agents or employees, or to which the Mortgagor may now or hereafter become entitled, from any and all sources arising from or attributable to the Premises, including Lease Rents, participation income and other rentals, fees and deposits arising or issuing from or out of the Leases (including cash, securities or letters of credit deposited thereunder to secure performance by the Tenants of their obligations thereunder and any interest accrued thereon or dividends payable to the holders thereof), any premium or other consideration payable by any Tenant for or upon the cancellation or modification of a Lease, any rent insurance proceeds or business interruption insurance proceeds and other insurance proceeds, any awards or payments heretofore or hereafter made for any Taking or Casualty or any other injury to the Premises, any payments made under any title insurance policy insuring the Mortgagor's interest in the Premises, any return premiums or other repayments upon such title insurance policy and all other insurance policies of the Mortgagor, any refunds or rebates hereafter made of Impositions, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, parking charges, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the rendering of services by the Mortgagor or any of its agents or employees or any operator or manager of the Premises or the commercial space located in the Premises or acquired from others, concession fees, health club membership fees, food and beverage wholesale and retail sales, service charges, vending and game machine receipts, video and audio rental or other charges, health and private club membership receipts, fees and charges for the use of athletic facilities, wholesale and retail food and merchandise, service charges, laundry charges, and telephone, telecopy, telex and other communication charges and proceeds, and any proceeds from the conveyance of all or any portion of the Mortgaged Property (collectively, the "Rents");

                  I. All sums, including any interest earned thereon, which may from time to time be on deposit in all bank and other accounts of Mortgagor at, and all money, instruments,

----------
(4)  To be inserted, if applicable, if the Borrower if the Mortgagor.

securities, documents, chattel paper, credits, demands, and any other property, rights, or interests of Mortgagor which at any time shall come into the possession, custody or control of, Mortgagee (or any agent, affiliate, or subsidiary of Mortgagee) or of any other banking or financial institution;(5)

                  J. All proceeds of the conversion, voluntary or otherwise, of any of the foregoing into cash or liquidated claims, together with any interest earned thereon;

                  K. All monetary deposits which the Mortgagor has been, or may be, required to give to any public or private utility with respect to utility services furnished, or to be furnished, to the Premises or any portion thereof;

                  L. All current and future environmental claims and rights of action including tort claims and rights of indemnity and contribution under any environmental law against the prior owners, neighboring owners, tenants, consultants, advisors and third parties;

                  M. All books, records and computer software concerning the foregoing; and

                  N. All rents, issues, profits, products, replacements, substitutions and proceeds arising from any of the foregoing and after-acquired property.

                  AND without limiting any of the other provisions of this Mortgage, as further security for the payment and performance of the Secured Obligations as same are due in accordance with the terms of the Credit Agreement and the other Financing Documents and compliance with all of the terms of the Credit Agreement and the other Financing Documents, the Mortgagor expressly grants to the Mortgagee, as secured party, a security interest in all of those portions of the Mortgaged Property which are or may be subject to the Uniform Commercial Code provisions applicable to secured transactions.

                  TO HAVE AND TO HOLD the Mortgaged Property unto and to the use and benefit of the Mortgagee and its successors and assigns, forever.

                  AND the Mortgagor covenants with the Mortgagee that:

                  SECTION 1. Certain Defined Terms. For purposes of this Mortgage and unless otherwise expressly indicated, the following terms shall have the respective meanings set forth below:

                  "Bankruptcy Code" has the meaning set forth in Section 20(b) hereof.

                  "Casualty" means any damage to, destruction of or casualty affecting the Premises or any part thereof.

----------
(5) If the Borrower is the Mortgagor, to exclude accounts other than the Property Accounts per Section 2.20(c) of the Credit Agreement.

                  "Contracts" has the meaning set forth in the Granting Clause hereof.

                  "Credit Agreement" has the meaning set forth in the recitals hereof.

                  "Equipment" has the meaning set forth in the granting clause hereof.

                  "Encumbrances" has the meaning set forth in Section 5(c) hereof.

                  "Improvements" has the meaning set forth in the granting clause hereof.

                  "Insurance Policies" means all insurance policies required pursuant to Section 6 hereof.

                  "Insurance Requirements" means and includes all provisions of any Insurance Policy, all requirements of the issuer of any such Insurance Policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting the Premises or any part thereof.

                  "Land" has the meaning set forth in the recitals hereof.

                  "Lease" means any lease, sublease, license, concession or other agreement related to the occupancy or right of use of any portion of the Premises now or hereafter entered into, together with any and all extensions and renewals thereof, including the Operating Lease.

                  "Lease Guaranty" means any guaranty given to secure the performance by a Tenant of any of its obligations under any Lease.

                  "Lease Rents" means all sums payable pursuant to the Leases in the nature of "rent", "fixed rent", "base rent", "additional rent", "percentage rent", "common area maintenance or administrative charges", "real estate taxes", "insurance premiums", or otherwise with respect to the use and occupancy of all or any portion of the Premises.

                  "Material Casualty" has the meaning set forth in Section 7(b) hereof.

                  "Material Taking" has the meaning set forth in Section 8(a) hereof.

                  "Mortgage" has the meaning set forth in the recitals hereof.

                  "Mortgaged Property" has the meaning set forth in the Granting Clause hereof.

                  "Mortgagee" has the meaning set forth in the first paragraph of this Mortgage.

                  "Mortgagor" has the meaning set forth in the first paragraph of this Mortgage.

                  "Net Proceeds" means the amount of all insurance proceeds paid pursuant to any Insurance Policy as the result of a Casualty, after deduction of the costs and expenses (including reasonable fees of any insurance consultant or adjuster and reasonable attorneys' fees and disbursements), if any, incurred in collecting the same.

                  "Net Restoration Award" means the amount of all awards and payments received from the condemnor on account of a Taking, after deduction of the costs and expenses (including reasonable attorneys' fees and disbursements), if any, incurred in collecting the same.

                  "Operating Lease" means that certain Lease Agreement dated as of ____________ between the Mortgagor, as lessor, and Ashford TRS Corporation, as lessee, as it may from time to time be amended, supplemented, restated, extended or otherwise modified.

                  "Permitted Title Exceptions" means the Permitted Encumbrances and the easements, covenants, encumbrances and other title matters set forth on Exhibit B attached hereto.

                  "Premises" has the meaning set forth in the Granting Clause hereof.

                  "Release Conditions" has the meaning set forth in Section 7(d) hereof.

                  "Restoration" means, in case of a Casualty or a Taking, the restoration, replacement or rebuilding of the portion of the Premises which was the subject of the Casualty or Taking such that when such restoration, replacement or rebuilding is completed, the Improvements shall have been restored, replaced or rebuilt substantially to the condition and character immediately prior to such Casualty or Taking, and to the extent any alterations or additions to the Improvements were made in compliance with this Mortgage, with any such alterations or additions (or in the event that the foregoing requirement cannot be satisfied as a result of laws or, in the case of a Taking, as a result of the loss of the use of the portion of the Premises which was the subject of such Taking, the Premises when restoration, replacement or rebuilding shall have been completed, shall comply with the requirements of the Leases, the Management Agreement, the Franchise Agreement and any ground lease and shall be an integral unit similar in condition and character to the Premises prior to such Casualty or Taking) such that the value of the Premises, when restored, together with the amount of the Net Proceeds or the Net Restoration Award, as the case may be, applied in repayment of the principal amount of the Loans, shall be equal to or greater than the value of the Premises immediately prior to the Casualty or Taking.

                  "Taking" means any temporary or permanent taking by any Governmental Authority of the Mortgaged Property or any part thereof through eminent domain or other proceedings or by any settlement or compromise of such proceedings, or any voluntary conveyance of such property or any part thereof to or as required by such Governmental Authority during the pendency of any such proceedings.

                  "Tenant" means any lessee, sublessee, tenant, licensee, occupant, concessionaire or other party in a similar capacity under a Lease, including the Operating Lessee.

                  "Total Taking" means a Taking (a) of all of the Premises, (b) such portion of the Premises which when so taken would, in the Mortgagee's reasonable determination, leave remaining a balance of the Premises which, due to the amount and/or nature of the area so taken and/or the location of the area taken in relation to the area not so taken, would not, under economic conditions, applicable zoning laws, building regulations and the requirements of the

Credit Agreement, any ground lease, the Management Agreement, the Franchise Agreement, the Leases and the Permitted Title Exceptions, permit the Restoration of the Premises.

                  "Uniform Commercial Code" means the Uniform Commercial Code as in effect in the State of __________, as it may be modified, amended or replaced from time to time.

                  SECTION 2. Assignment of Leases and Rents. The Mortgagor hereby absolutely and irrevocably assigns to the Mortgagee all Leases, Lease Guaranties and Rents, together with the right to collect and receive the same, provided that if and so long as no Event of Default shall have occurred and be continuing, subject to the lien and terms and conditions of this Mortgage and the other Financing Documents, the Mortgagor shall have the exclusive right to collect and receive all Rents for its own uses and purposes. Upon the occurrence of an Event of Default, the Mortgagee, at its option in addition to all other remedies provided for herein and in the other Financing Documents or otherwise available at law or equity, may collect and apply such Rents as provided in
Section 13 hereof and thereafter the Mortgagor shall cease to have any right to collect and receive any Rents except as expressly set forth in the Credit Agreement. The assignment of Rents contained in the Granting Clause and in this
Section 2 shall constitute an absolute and present assignment, subject, however, to the conditional permission given herein to the Mortgagor exclusively to collect and use such Rents as set forth in the first sentence of this Section 2. The foregoing assignment shall be fully operative without any further action on the part of either party and the Mortgagee shall be entitled, at its option, upon the occurrence of an Event of Default hereunder and during the continuance thereof, to all Rents, whether or not the Mortgagee takes possession of the Premises. The foregoing assignment shall continue in effect until the indebtedness and other sums secured by this Mortgage are paid in full, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Mortgagor to the entry upon and taking possession of the Mortgaged Property by the Mortgagee pursuant to such grant, whether or not foreclosure has been instituted. Neither the exercise of any rights under this Section 2 by the Mortgagee nor the application of any Rents or other sums to the indebtedness and other sums secured hereby, shall cure or waive any Default, Event of Default or notice of Default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

                  SECTION 3. Security Agreement. This Mortgage shall be deemed to be a Security Agreement as defined in the Uniform Commercial Code with respect to the property either referred to or described herein, and the remedies for any violation of the covenants, terms and conditions of the agreements contained herein and in the other Financing Documents shall be (i) as prescribed herein, in the other Financing Documents, by law and/or in equity, and/or (ii) as to such part of the security which is also subject to Article 9 of the Uniform Commercial Code, by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at the Mortgagee's sole election, including power of sale and sale at public or private auction. The filing of a financing statement in the records normally having to do with personal property will never be construed as in any way derogating from or impairing the hereby stated intention of the parties hereto that everything that is the subject of this Mortgage and/or adapted for use herein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable will be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the Improvements, (b) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained in any list filed with the Mortgagee or any other security agreement made between the Mortgagor and the Mortgagee, or (c) any such item is referred to or reflected in any such financing statement so filed at any time.

                  SECTION 4. Representations and Warranties. The Mortgagor represents, warrants and covenants to the Mortgagee as follows:

                  (a) The Mortgagor has good and marketable title to the Mortgaged Property and is the sole owner(6) of the Mortgaged Property free and clear of any Lien except the Permitted Title Exceptions, this Mortgage and the other Security Documents.

                  (b) This Mortgage is and will remain a valid and enforceable mortgage lien on the Land, Improvements and fixtures and creates a security interest in that portion of the Mortgaged Property upon which a security interest can be created pursuant to the Uniform Commercial Code, subject only to the Permitted Title Exceptions.

                  (c) The Mortgagor knows of no adverse claim to the title and/or possession of the Mortgagor in or to the Premises or any rights appurtenant thereto other than the Permitted Title Exceptions.

                  (d) The Mortgagor has delivered to the Mortgagee true, correct and complete copies of all Leases, all Lease Guaranties and all letters of credit given as security for any Lease or Lease Guaranty and a complete list of all security given under the Leases. There are no other agreements, written or oral, between the Mortgagor and any Tenant or guarantor thereof and no other representations, warranties or undertakings have been made by the Mortgagor (or to the Mortgagor's knowledge, any predecessor lessors) to any Tenant or guarantor except for the Leases and the Lease Guaranties heretofore delivered to the Mortgagee.

                  (e) Except as previously disclosed to the Mortgagee in writing, (a) to the Mortgagor's knowledge, no Tenant is in default under its Lease and there exists no default or condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by any Tenant thereunder, (b) the Mortgagor is not in default under any Lease and there exists no default or condition, state of facts or event that, with the passing of time or the giving of notice, or both, would constitute a default by the Mortgagor thereunder, (c) all rents due and payable under the Leases have been paid and no portion thereof has been paid for any period more than thirty (30) days in advance, (d) there are no offsets, claims or defenses by any Tenant to the enforcement of its Lease presently outstanding; (e) no Tenant has made any claim against the Mortgagor, or to the Mortgagor's knowledge, any previous landlord, and Mortgagor has not received any notice asserting a breach by the landlord under any Lease which remains outstanding; and (f) each Lease is the valid, binding and enforceable obligation of the Mortgagor and, to the Mortgagor's knowledge, the applicable Tenant thereunder.

                  (f) Each Lease is subordinate to this Mortgage, and to all amendments, supplements and modifications thereof and advances and re-advanced made hereunder, either

-----------------------------

(6) To modify if leasehold.

pursuant to the terms of the Leases or pursuant to a subordination, non-disturbance and attornment agreement between the tenant thereof and the Mortgagee. None of the Leases contains any option to purchase or right of first refusal to purchase the Premises or any part thereof. Neither the Leases nor the rents payable thereunder have been assigned or pledged by the Mortgagor except to the Mortgagee, and no other Person has any interest therein except the Tenants thereunder and their permitted mortgagees. The Mortgagor is in compliance in all material respects with all laws concerning the Tenants' security deposits.(7)

                  SECTION 5. Property Covenants.

                  (a) The Mortgagor, at its sole cost and expense, will warrant and defend to the Mortgagee such title to the Mortgaged Property and the lien and security interest of the Mortgagee thereon and therein against all claims and demands and will maintain and preserve such lien and security interest and will keep this Mortgage a valid first mortgage lien upon that portion of the Mortgaged Property that is real property and a first-priority perfected security interest in that portion of the Mortgaged Property upon which a security interest can be perfected pursuant to the Uniform Commercial Code, subject, in each of the foregoing cases, only to the Permitted Title Exceptions.

                  (b) The Mortgagor, at its sole cost and expense, shall at all times cause this Mortgage, and any amendments, supplements or other modifications hereto, and, if requested by the Mortgagee, any instruments of assignment hereof (and any appropriate financing statements or other instruments and continuations thereof with respect to the foregoing) to be recorded, registered and filed and to be kept recorded, registered and filed, in such manner and in such places, and shall pay all such recording, registering and filing fees and taxes and other charges, including any recording or intangible personal property tax or similar imposition of the State of _________ or County of _________ or any authority of the foregoing, now or hereafter in effect, and shall comply with all such statutes and regulations as may be required by law now or hereafter in effect in order to fully and effectively convey and keep conveyed the Mortgaged Property pursuant to and upon the conditions set forth in this Mortgage and to establish, preserve, perfect and protect the lien of this Mortgage as a valid first lien upon that portion of the Mortgaged Property which is real property and a perfected first security interest in that portion of the Mortgaged Property upon which a security interest can be perfected pursuant to the Uniform Commercial Code, subject, in each of the foregoing cases, only to the Permitted Title Exceptions.

                  (c) The Mortgagor promptly will comply or cause compliance in all material respects with all rights of way or use, declarations or transfers of air rights, other declarations, zoning lot development agreements, privileges, franchises, licenses, servitudes, easements and other encumbrances affecting or forming a part of the Land, the Improvements or the other Mortgaged Property or any portion thereof and all instruments creating or evidencing the same (each an "Encumbrance").

----------------------------

(7) To modify if Administrative Agent agrees to any non-subordinate Leases at the time that the Premises are included in the Borrowing Base.

                  (d) The Mortgagor will not amend, modify or waive any provision of any Encumbrance other than immaterial modifications or waivers to easements for which the Mortgagee's consent is not required pursuant to Section 5(f) hereof, so long as none of the foregoing causes or reasonably could be expected to cause a default under any other easement, lease, agreement, instrument or document to which the Mortgagor is a party or by which the Premises or any part thereof is bound or reasonably could be expected to otherwise result in a Material Adverse Effect.

                  (e) The Mortgagor will not take or permit any action which results in a forfeiture or termination of the rights afforded under any Encumbrance if such forfeiture or termination results in or reasonably could be expected to result in (i) a default under any other easement, lease, agreement, instrument or document to which the Mortgagor is a party or by which the Premises or any part thereof is bound, (ii) the Mortgagor's title to the Mortgaged Property becoming unmarketable, (iii) any of the improvements on the Premises to encroach upon any other property, (iv) any utility services or facilities required for the operation of the Premises for its intended purposes in accordance with the Credit Agreement not to be available at the boundaries of the Premises, (v) the Premises no longer having direct physical access to and from at least one public road adequate in all respects for the operation of the Premises for its intended purposes in accordance with the Credit Agreement, (vi) the Premises not to comply with all applicable laws, regulations and orders of any Governmental Authority to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect, (vii) the forfeiture, termination or other loss of any governmental license, authorization, consent or approval required to carry on the Mortgagor's business at the Premises as now conducted or (viii) any other Material Adverse Effect.

                  (f) The Mortgagor will not grant any Encumbrance over, under or on the Land, Improvements or the other Mortgaged Property or any portion thereof without the prior consent of the Mortgagee, except in the case of an easement for sewers, electricity or other utilities in the ordinary course of business which shall not cause or reasonably be expected to cause a default under any other easement, lease, agreement, instrument or document to which the Mortgagor is a party or by which the Premises or any part thereof is bound and which reasonably could not be expected to otherwise result in a Material Adverse Effect.

                  (g) If the Mortgagor shall fail, within thirty (30) days after becoming aware of same, to discharge any Lien or Encumbrance on the Mortgaged Property not permitted by this Mortgage or the other Financing Documents, then and in any such event the Mortgagee may, at its election (but shall not be required to), upon two (2) Business Days prior written notice to Mortgagor, procure the release and discharge of such Encumbrance, Lien and any judgment or decree thereon and, further, may elect to effect any settlement or compromise of the same, or may furnish such security or indemnity to the Mortgagee's title company to affirmatively insure such Encumbrance or Lien, and any amounts so expended by the Mortgagee, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be secured hereby and by the other Security Documents. In settling, compromising or discharging any such Encumbrance, Lien or Lien claim, the Mortgagee shall not be required to inquire into the validity or amount of such Encumbrance, Lien or claim.

                  SECTION 6. Insurance.(8)

                  (a) The Mortgagor, at its sole cost and expense, shall maintain, or, as specifically set forth below, cause to be maintained, the following Insurance Policies:

                           (i) insurance against loss customarily included under
                  standard "all-risk" policies including such insurable hazards as, under good insurance practices, from time to time are commonly insured against for other property and buildings similar to the Premises, in nature, use, geographic location, height and type of construction, including, if applicable, flood and earthquake coverage, as determined by the Mortgagee in its reasonable discretion. Such insurance policy also shall insure costs of demolition and increased cost of construction and the operation of building laws. The amount of such insurance shall be not less than one hundred percent (100%) of the replacement cost value of the Improvements and fixtures. Each such Insurance Policy shall contain agreed amount and replacement cost endorsements and shall cover all tenant improvements and betterments which the Mortgagor is required to insure pursuant to the Leases on a replacement cost basis. No such Insurance Policy shall contain any exclusion for acts of terrorism, and if any such Insurance Policy contains such exclusion, the Mortgagor shall have obtained one or more additional Insurance Policies affirmatively insuring against acts of terrorism, except to the extent that prudent owners of properties similar in nature and location to the Premises do not generally maintain such insurance as determined by the Mortgagee in its reasonable discretion. If the insurance required under this clause is not obtained in insurance policies containing blanket limits of liability, the insurance policies shall be endorsed to also provide guaranteed building replacement cost of the Improvements and fixtures and such tenant improvements in an amount to be subject to the consent of the Mortgagee, which consent shall not be unreasonably withheld;

                           (ii) rent loss and/or business interruption insurance
                  on an actual loss sustained basis in an amount not less than the annual amount of Rent and endorsed to include a 120-day extended period of indemnity;

                           (iii) comprehensive boiler and machinery insurance,
                  including business income, covering all mechanical and electrical equipment against physical damage and improvements loss and covering all tenant improvements and betterments which the Mortgagor is required to insure pursuant to the Leases on a replacement cost basis and in the minimum amount of $___________;

------------------------

(8) Subject to review by the Mortgagee's consultant. The specific provisions and, in particular, the coverage amounts referred to below will be based on the particular Borrowing Base Property.

                           (iv) Commercial General Liability for limits of
                  $___________ per occurrence Bodily Injury and Property Damage Combined, $___________ per occurrence Personal & Advertising Injury, $___________ aggregate Products and Completed Operations Liability, $___________ Fire Legal Liability and $___________ General Aggregate limit per location. The policy shall be written on an occurrence basis with no deductible unless approved by the Mortgagee;

                           (v) Automobile Liability Insurance for Bodily Injury
                  and Property Damage in the amount of $___________ combined and covering all owned, non-owned and hired vehicles;

                           (vi) Umbrella Liability Insurance at not less than a
                  $___________ limit providing excess coverage over all limits and coverages. This policy shall be written on an "occurrence" basis;

                           (vii) Workers Compensation covering the Mortgagor and
                  its employees in _________ affording coverage under the Workers Compensation laws of the State of _________ and Employers Liability coverage subject to a limit of no less than $___________ each employee, $___________ each accident and $___________ policy limit; and

                           (viii) such other types and amounts of insurance with
                  respect to the Premises and the operation thereof as, under good insurance practices, from time to time are commonly maintained for other property and buildings similar to the Premises, in nature, use, geographic location, height and type of construction, as determined by the Mortgagee in its reasonable discretion.

                  (b) All Insurance Policies shall be issued by an insurer or insurers with an A.M. Best rating of A-VIII better (or as otherwise acceptable to the Mortgagee), or equivalent rating from another agency acceptable to the Mortgagee, and be licensed to practice and/or be authorized to do business in the state in which the Premises is located. In addition, all Property, Boiler and Machinery Insurance Policies shall name the Mortgagee and each Lender under a non-contributing New York standard Mortgagee clause and, with respect to rental income and business interruption insurance, as loss payee, on forms reasonably acceptable to the Mortgagee, or equivalent endorsements reasonably satisfactory to the Mortgagee and shall be otherwise reasonably satisfactory to the Mortgagee in form and content. All Insurance Policies shall contain coverage for tenant improvements and betterments which the Mortgagor is required to insure pursuant to the Leases. All Property Insurance Policies also shall include a replacement cost and co-insurance waiver and/or an agreed amount endorsement. The amount of any deductible under any Insurance Policy must be reasonably acceptable to the Mortgagee. Without the Mortgagee's prior written consent, the Mortgagor shall not name any Person other than the Mortgagee, the Lenders, the Operating Lessee, any ground lessor of the Premises, the Manager and any hotel franchiser of the Premises as an additional insured or loss payee nor shall the Mortgagor carry separate or additional insurance coverage covering the Improvements, fixtures and such tenant improvements and betterments which the Mortgagor is required to insure pursuant to the Leases concurrent in form or contributing in the event of loss with that required by this Mortgage or the Credit Agreement; provided, that, if blanket policies are obtained, this sentence shall not apply to property covered by such blanket policies, other than the Improvements, fixtures and such tenant improvements and betterments which the Mortgagor is required to insure pursuant to the Leases. The Mortgagor shall pay the premiums for the Insurance Policies as the same become due and payable.

                  (c) The Mortgagor shall deliver to the Mortgagee certified copies of the Insurance Policies required to be maintained pursuant to this Mortgage and the Credit Agreement at the Mortgagee's request, provided, however, the Mortgagee shall not be deemed by reason of the custody of such Insurance Policies to have knowledge of the contents thereof. The Mortgagor also shall deliver to the Mortgagee, within ten (10) days of the Mortgagee's request, a certificate of the Mortgagor or the Mortgagor's insurance agent evidencing the required coverages. In addition, the Mortgagor shall provide evidence that all premiums are current and that the policies are in full force and effect upon renewal. Not later than ten (10) days prior to the expiration date of each of the Insurance Policies, the Mortgagor shall deliver to the Mortgagee a certificate of insurance evidencing renewal of all required coverages or, at the Mortgagee's request, a certified copy of a renewal policy or policies, in each case together with evidence of payment of the premium satisfactory to the Mortgagee.

                  (d) Each Insurance Policy shall contain a provision whereby the insurer (i) agrees that such policy shall not be canceled or materially modified or fail to be renewed, without, in each case, at least thirty (30) days' prior written notice to the Mortgagee, (ii) waives any right to claim any premiums and commissions against the Mortgagee and the Lenders, provided, that the Insurance Policy need not waive the requirement that the premium be paid in order for a claim to be paid to the insured and (iii) provides that the Mortgagee is permitted to make payments to effect the continuation of such policy upon notice of cancellation due to nonpayment of premiums. In the event any Insurance Policy (except for general public and other liability and workers' compensation insurance) shall contain breach of warranty provisions, such policy shall provide that with respect to the interest of the Mortgagee, such Insurance Policy shall not be invalidated by and shall insure the Mortgagee regardless of
(A) any act, failure to act or negligence of or violation of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupancy or use of the Premises for purposes more hazardous than permitted by the terms thereof, or (C) any foreclosure or other action or proceeding taken by the Mortgagee pursuant to any provision of this Mortgage.

                  (e) The Mortgagor shall notify the Mortgagee in the event that
(x) any Insurance Policy shall be canceled or terminated, (y) the coverage, deductible and limits of such policy shall be modified, or (z) other provisions of such policy shall be modified if such policy, after giving effect to such modification, would not satisfy the requirements of this Mortgage or the Credit Agreement (it being acknowledged that if insurance is evidenced by blanket policies, such policies may be modified provided that there are coverages therein applicable solely to the Premises and such coverages shall not be modified as provided in the preceding clauses (y) and (z)). Notwithstanding anything to the contrary in the preceding sentence, the Mortgagor shall be required to maintain such Insurance Policies in accordance with the requirements of this Mortgage or the Credit Agreement.

                  (f) Any insurance maintained pursuant to this Section 6 may be evidenced by blanket insurance policies covering the Premises and other properties or assets of the Mortgagor or its Affiliates, provided, that any such policy shall in all other respects comply with the requirements of this Section 6. The Mortgagee, in its reasonable discretion, shall determine whether such blanket policies provide sufficient limits of insurance.

                  (g) Notwithstanding anything to the contrary contained herein, if at any time the Mortgagee is not in receipt of a certificate of insurance evidencing renewal of coverage or a certified copy of a renewal policy, together with evidence of payment of premium as required in this Section 6, the Mortgagee shall have the right (but not the obligation) upon two (2) Business Days notice to Mortgagee to take such action as the Mortgagee deems necessary to protect its interests in the Premises, including the obtaining of such insurance coverages as are required hereunder or under the Credit Agreement, and all expenses incurred by the Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Mortgagor promptly after demand and shall be secured by this Mortgage and the other Security Documents.

                  (h) In clarification of the foregoing, in the event a casualty occurs due to any event that is required to be insured hereunder or under the Credit Agreement, the Mortgagor shall continue to maintain at all times the insurance coverage required with respect to such event, including during the settlement of insurance proceeds from any existing policy after such event and during the course of any post-event restoration or repairs to the Premises.

                  (i) The Mortgagor will comply and cause compliance of the Premises and the construction, use, occupancy, possession, operation, management, maintenance and ownership thereof with all Insurance Requirements, whether or not compliance therewith shall require changes in or interfere with the use and enjoyment of the Mortgaged Property or any part thereof.

                  SECTION 7. Casualty.

                  (a) The Mortgagor will promptly give notice of any Material Casualty to the Mortgagee. Such notice also shall generally describe the nature and extent of such Casualty and set forth the Mortgagor's best estimate of the cost of Restoration.

                  (b) The Mortgagor hereby irrevocably assigns, transfers and sets over to the Mortgagee all rights of the Mortgagor to any such insurance proceeds, award or payment. The Mortgagor hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to file for and prosecute in its own name what would otherwise be the Mortgagor's claim for any such insurance proceeds. Notwithstanding the foregoing, so long as no First Tier Default or Event of Default shall have occurred and shall then be continuing and provided the Mortgagor promptly files all claims and diligently prosecutes same, the Mortgagor shall have the right (i) to file, adjust, settle and prosecute any claim for such insurance proceeds and (ii) provided such proceeds are not payable on account of a Material Casualty, to receive and hold in accordance with the terms hereof and the other Financing Documents such insurance proceeds; provided, however, that the Mortgagor will not agree to any adjustment or settlement of any such claim payable with respect to a Casualty the insurance proceeds with respect to which are greater than $250,000 (a "Material Casualty") without the Mortgagee's prior written consent, which consent shall not be unreasonably withheld. The Mortgagor will pay promptly after demand all reasonable costs and expenses (including the reasonable fee of any insurance consultant or adjuster and reasonable attorneys' fees and disbursements) incurred by the Mortgagee in connection with a Casualty and seeking and obtaining any insurance proceeds, award or payment with respect thereto. Net Proceeds held by the Mortgagee will, together with any interest earned thereon, constitute additional security for the payment of the indebtedness secured by this Mortgage (a security interest therein being granted hereby), until disbursed in accordance with this Section 7 or Section 9 hereof, as the case may be. Notwithstanding the foregoing, or anything else herein to the contrary, all proceeds of business interruption/rent loss insurance may be collected by and shall be paid to the Mortgagee and applied in accordance with
Section 7(g) hereof.

                  (c) The Mortgagor will, at its sole cost and expense, promptly commence and diligently complete the Restoration in a good and workmanlike manner, and in compliance with all laws, rules, regulations, codes, ordinances, permits and licenses, the Management Agreement, the Franchise Agreement, any ground lease and the Leases, whether or not the Mortgagor shall have satisfied the requirements of Section 7(d) hereof in order to cause the Net Proceeds to be made available for such Restoration and whether or not such insurance proceeds on account of the Casualty shall be sufficient for such purpose.

                  (d) In the case of any Material Casualty, the Net Proceeds shall be held, at Mortgagee's election, by the Mortgagee as a part of the Mortgaged Property, and, subject to the occurrence of any of the conditions set forth in Section 7(e) hereof, shall be disbursed by the Mortgagee to the Mortgagor from time to time (but no more than once in any thirty (30) day period) to pay for the Restoration subject to and in accordance with the following conditions (each a "Release Condition" and collectively, the "Release Conditions"):

                           (i) No First Tier Default shall have occurred and be
                  continuing;

                           (ii) No Event of Default shall have occurred and be
                  continuing;

                           (iii) The Mortgagor shall have demonstrated to the
                  reasonable satisfaction of the Mortgagee that the Restoration can be completed at least six (6) months prior to the Maturity Date;

                           (iv) Intentionally Omitted;

                           (v) The Mortgagor shall have demonstrated to the
                  reasonable satisfaction of the Mortgagee that sufficient funds are available to the Mortgagor through operating cash flow, Rent and/or business interruption insurance maintained pursuant to Section 6 hereof, cash, and/or a letter of credit or other similar cash-equivalent security reasonably satisfactory to the Mortgagee as to form, content and issuer, and which shall be for the benefit of the Mortgagee, to pay all debt service with respect to the portion of the Loans and Letters of Credit advanced to the Mortgagor and other Secured Obligations fairly allocated to the Premises in the Mortgagee's reasonable discretion and all operating expenses with respect to the Premises during the period reasonably estimated by the Mortgagor as necessary for the completion of the Restoration;

                           (vi) To the extent, in the Mortgagee's reasonable
                  judgment, the Net Proceeds are insufficient to pay the costs of the Restoration, the Mortgagor shall have provided the Mortgagee with a letter of credit, cash deposit or similar equivalent security in the amount of such deficiency in form, content and issuer satisfactory to the Mortgagee, and which shall be for the benefit of the Mortgagee;

                           (vii) The Mortgagee shall have received certificates
                  of insurance, copies of Insurance Policies or other evidence reasonably satisfactory to the Mortgagee that the insurance coverage required hereunder, including insurance with respect to such Casualty, is in full force and effect in accordance with the terms hereof and thereof and shall remain in effect during the course of Restoration;

                           (viii) The Mortgagee shall have received written
                  confirmation, reasonably satisfactory to the Mortgagee, that any ground lease, the Management Agreement, the Franchise Agreement and the Operating Lease will be in full force and effect upon completion of the Restoration or that a substitute agreement in form and content acceptable to the Mortgagee and with parties acceptable to the Mortgagee will be in full force and effect prior to the completion of the Restoration; and

                           (ix) The Mortgagor shall have delivered to the
                  Mortgagee (y) all architectural plans and specifications, cost estimates and budgets, construction schedules, advance requests, lien waivers, invoices, warranties, reports, certifications, title policies and endorsements, bonds, architectural agreements, construction contracts and other construction documents (including change orders) with architects and contractors acceptable to the Mortgagee, evidence that previous disbursements have been paid to the appropriate Persons, collateral assignments of construction documents, building and other required permits and authorizations from government authorities, ground lessors and other parties, will-serve letters from architects and contractors, and such other information, statements and documentation from the Mortgagor, the Mortgagee's consultants and other third-parties as the Mortgagee reasonably requires, all of which shall be in form and content acceptable to the Mortgagee and (z) paid the Mortgagee's reasonable out-of-pocket costs and expenses in connection with making the Net Proceeds available for Restoration as provided in Section 7(f) hereof provided, if the Mortgagee does not elect to hold the Net Proceeds, the Mortgagor shall not disburse any Net Proceeds other than in accordance with the terms and conditions of this Section 7.

                  (e) All Net Proceeds shall be applied in accordance with
Section 9 hereof if (i) an Event of Default, including any Event of Default arising as a result of the failure to maintain the Insurance Policies required to be maintained hereunder, shall have occurred and be continuing, (ii) the Casualty shall have occurred within six (6) months prior the Maturity Date,
(iii) the ground lessor, if applicable, terminates or notifies the Mortgagee that it intends to terminate, the ground lease of the Premises, (iv) the Management Agreement, the Franchise Agreement or the Operating Lease of the Premises is terminated and a substitute agreement is not entered into in accordance with the terms of this Mortgage and the Credit Agreement, (v) the Restoration shall not at any time be carried on with diligence and continuity or there is any cessation of the Restoration for a period in excess of ten (10) consecutive Business Days (other than due to force majeure of which notice has been given to the Mortgagee), (vi) the Restoration is not completed or the Mortgagee reasonably determines that the Restoration cannot be completed on or prior to six (6) months prior to the Maturity Date,
(vii) any plan, specifications or material construction document for the Restoration is modified in any material respect or terminated without the Mortgagee's consent or (vii) one or more of the Release Conditions set forth clauses (iii) through (viii) of Section 7(d) hereof is not satisfied within one hundred and twenty days (120) after the occurrence of the Casualty.

                  (f) All costs and expenses incurred by the Mortgagee in connection with making the Net Proceeds and/or Net Restoration Awards available for the Restoration (including reasonable attorneys' fees and disbursements and reasonable fees and actual out-of-pocket expenses of the Mortgagee's construction consultants and inspectors) shall be paid by the Mortgagor. Any Net Proceeds and/or Net Restoration Awards remaining after the Restoration and the payment in full of all costs incurred in connection with the Restoration shall be distributed to the Mortgagor provided that no First Tier Default or Event of Default exists and the conditions set forth in Section 2.11(a) of the Credit Agreement remain satisfied after taking into account the Appraised Value of the Premises after Restoration (which Appraised Value shall, if required by the Mortgagee, be established by an Appraisal giving effect to the Restoration and prepared at the Mortgagor's expense).

                  (g) Business interruption/rent loss insurance proceeds shall be deposited into either (i) an individual account at the Mortgagee identified with Borrower's name or (ii) an account at a bank or other financial institution approved by the Mortgagee. Provided no Event of Default shall have occurred and be continuing, such proceeds shall be allocated, and disbursed, by the Mortgagee in its reasonable discretion in the same priorities set forth in Section 2.20(f)(i) through (vii) of the Credit Agreement, provided the debt service referred to therein shall mean the portion of the Loans and Letters of Credit advanced to the Mortgagor and other Secured Obligations fairly allocated to the Premises in the Mortgagee's reasonable discretion. Borrower hereby grants to the Mortgagee a security interest in all rights of the Mortgagor in and to such account and all sums on deposit therein as additional security for the Secured Obligations. Upon the occurrence and during the continuation of an Event of Default, the Mortgagee shall have the rights and remedies with respect to such account specified in this Mortgage and the other Financing Documents, at law or in equity. If not held by the Mortgagee, the Mortgagor shall cause the bank or financial institution at which such account is held to execute and deliver to the Mortgagee an Assignment of Account Agreement with respect to such account, the Mortgagor shall pay all fees and costs with respect thereto and the Mortgagor shall not close such account without obtaining the prior consent of the Mortgagee. Neither the Mortgagee nor Lenders shall be liable for any loss of interest on or any penalty or charge assessed against the funds in, payable on, or credited to such account as a result of the exercise by the Mortgagee of any of its rights, remedies or obligations hereunder or under any other Financing Document. Any interest earned on the balance of such account shall be deposited into such account and be applied with the balance of such account in accordance with this Section 7(g). The Mortgagee shall have sole control over such account. Any business interruption/rent loss insurance proceeds remaining after completion of the Restoration shall be distributed to the Mortgagor provided that no First

Tier Default or Event of Default exists and the conditions set forth in Section 2.11(a) of the Credit Agreement remain satisfied after taking into account the Appraised Value of the Premises after Restoration (which Appraised Value shall, if required by the Mortgagee, be established by an Appraisal giving effect to the Restoration and prepared at the Mortgagor's expense).

                  SECTION 8. Taking of the Mortgaged Property.

                  (a) In case of a Taking or the commencement of any proceedings or negotiations which might result in a Taking, the Mortgagor promptly will give notice thereof to the Mortgagee. Such notice shall generally describe the nature and extent of such Taking or the nature of such proceedings or negotiations and the nature and extent of the Taking which might result therefrom. The Mortgagor hereby irrevocably assigns, transfers and sets over to the Mortgagee all rights of the Mortgagor to any such awards or compensation and irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such award or compensation and delegate to the Mortgagee the right to file and prosecute any and all claims for any such awards or compensation and to participate in any and all hearings, trials and appeals in connection with a Taking on behalf of the Mortgagor. Notwithstanding the foregoing, so long as no First Tier Default or Event of Default shall have occurred and shall then be continuing and provided the Mortgagor promptly files all claims and diligently prosecutes same, the Mortgagor shall have the right
(i) to file and prosecute any claim for such awards and (ii) provided such awards or compensation are not payable on account of a Material Taking, to collect and receipt for and, subject to the terms hereof and of the other Financing Documents, hold all awards or compensation payable on account of a Taking; provided, however, that the Mortgagor will not agree to any adjustment or settlement of any such claim payable with respect to a Taking the award or compensation with respect to which is greater than $250,000 (a "Material Taking") without the Mortgagee's prior written consent, which consent shall not be unreasonably withheld. The Mortgagee may participate in such proceedings or negotiations and the Mortgagor will deliver or cause to be delivered to the Mortgagee all instruments requested by the Mortgagee to permit such participation; provided, however, that the Mortgagee shall be under no obligation to question the amount of the award or compensation. Although it is hereby expressly agreed that the same shall not be necessary, in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or compensation to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever. The Mortgagee may be represented by counsel reasonably satisfactory to it at the expense of the Mortgagor. The Mortgagor will pay promptly after demand all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements and any appraiser or other consultant) incurred by the Mortgagee in connection with any Taking and seeking and obtaining any award or payment on account thereof.

                  (b) If the Taking is not a Total Taking, the Mortgagor will, at its sole cost and expense, promptly commence and diligently complete the Restoration, whether or not the awards or compensation, if any, on account of such Taking shall be sufficient for the purpose.

                  (c) In the case of any Material Taking or Total Taking, the Net Restoration Awards shall be held, at the Mortgagee's election, by the Mortgagee as part of the Mortgaged Property, and shall be applied as follows:

                           (i) Subject to the occurrence of any of the
                  conditions set forth in Section 7(e) hereof, if the Release Conditions are satisfied and the Taking is not a Total Taking, all Net Restoration Awards shall be disbursed by the Mortgagee to the Mortgagor to pay the cost of Restoration, such disbursement to be effected in the same manner as provided in
                  Section 7(d) hereof with respect to Net Proceeds. All reasonable costs and expenses incurred by the Mortgagee in connection with making the Net Restoration Awards available for the Restoration (including reasonable attorneys' fees and disbursements and reasonable fees and actual out-of-pocket expenses of the Mortgagee's construction consultants and inspectors) shall be paid by the Mortgagor. Any Net Restoration Awards remaining after the Restoration and the payment in full of all costs incurred in connection with the Restoration shall be distributed to the Mortgagor provided that no First Tier Default or Event of Default exists and the conditions set forth in Section 2.11(a) of the Credit Agreement remain satisfied after taking into account the Appraised Value of the Premises after Restoration (which Appraised Value shall, if required by the Mortgagee, be established by an Appraisal giving effect to the Restoration and prepared at the Mortgagor's expense).

                           (ii) If any of the conditions set forth in Section
                  7(e) hereof occurs or the Taking is a Total Taking, all Net Restoration Awards shall be applied in accordance with Section 9 hereof.

                  (d) In the case of a Taking for temporary use, any Net Restoration Awards shall be held by the Mortgagee and provided no Event of Default shall have occurred and be continuing, shall be allocated, and disbursed, by the Mortgagee in its reasonable discretion in the same priorities set forth in Section 2.20(f)(i) through (vii) of the Credit Agreement, provided the debt service referred to therein shall mean the portion of the Loans and Letters of Credit advanced to the Mortgagor and other Secured Obligations fairly allocated to the Premises in the Mortgagee's reasonable discretion. Any excess award shall be distributed to the Mortgagor provided that no First Tier Default or Event of Default exists and the conditions set forth in Section 2.11(a) of the Credit Agreement remain satisfied after taking into account the Appraised Value of the Premises, which Appraised Value shall, if required by the Mortgagee, be established by an Appraisal giving effect to such Taking and the circumstances at the time that the Taking ends prepared at the Mortgagor's expense.

                  SECTION 9. Application of Proceeds Upon Casualty or Taking. Upon a Casualty, if the disposition of the Net Proceeds is governed by Section 7(e) hereof or upon a Taking, if the disposition of the Net Restoration Awards is governed by Section 8(c)(ii) hereof, the Mortgagee shall have the option to
(a) make available the Net Proceeds or the Net Restoration Awards, as the case may be, to the Mortgagor for Restoration in the manner provided in Section 7(d) hereof or (b) apply the Net Proceeds and/or the Net Restoration Awards as a mandatory prepayment of the Secured Obligations in such order as the Mortgagee determines.

                  SECTION 10. Alterations; Additions.

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

                  (a) So long as no Event of Default shall have occurred and be continuing, the Mortgagor shall have the right, without the prior written consent of the Mortgagee, at any time and from time to time to make, cause to be made or permit the Operating Lessee to make non-structural alterations of and additions to the Premises, or any part thereof, provided, that any alteration or addition:

                           (i) shall not change the general character of the
                  Premises, reduce the number of guest rooms in the Premises by more than five percent (5%) of the total number of guest rooms in the Premises prior to such alteration or reduce the fair market value of the Premises which would be obtained in an arm's length transaction between an informed and willing buyer and an informed and willing seller, under no compulsion, respectively, to buy or sell, as reasonably determined by the Administrative Agent;

                           (ii) shall not adversely affect the structural
                  integrity of the Premises or materially and adversely affect the operation, maintenance and management of the Premises as a hotel in accordance with Section 5.03 of the Credit Agreement;

                           (iii) shall be effected in a good and workmanlike
                  manner and in compliance in all material respects with, and only to the extent permitted by, all laws, rules, regulations, codes, ordinances, permits and licenses, the Management Agreement, the Franchise Agreement, any ground lease and the Leases;

                           (iv) shall be promptly and fully paid for, or caused
                  to be paid for, by the Mortgagor or the Operating Lessee, as the case may be; and

                           (v) costing more than an aggregate, together with all
                  other additions and alterations, of $250,000 in any one year shall be made (A) only after the Mortgagor shall have given the Mortgagee notice thereof, (B) under the supervision of an architect or engineer of recognized standing and expertise in the supervision of alterations or additions similar in nature to the proposed alterations or additions and (C) only after the Mortgagee shall have consented in writing thereto, which consent shall not be unreasonably withheld or delayed.

All alterations of and additions to the Premises owned by the Mortgagor shall immediately become and shall remain a part of the Mortgaged Property, subject to the conveyance and lien of this Mortgage. Except as otherwise provided in this
Section 10, the Mortgagor shall not, without the prior written consent of the Mortgagee, alter, add to or otherwise do any construction on, in or about the Premises, or permit any of the foregoing to be done. The Mortgagor shall maintain adequate books and records of all improvements and alterations of the Premises, including drawings marked to reflect as-built conditions, substitutions and approved changes. At the Mortgagee's request, the Mortgagor shall provide copies of all such documentation to the Mortgagee, at the Mortgagor's sole cost and expense.

                  SECTION 11. Leases.

                  (a) The Mortgagor shall not, and shall not allow any Person on behalf of the Mortgagor to, enter into, amend, modify, waive any material term of, including any waiver that would reduce the amount of any Lease Rent, terminate or accept a surrender of any Major Lease without the prior consent of the Mortgagee. The Mortgagor shall not, and shall not allow any Person on behalf of the Mortgagor to, amend , modify or waive any term of any other Lease if it causes such Lease to be a Major Lease without the prior consent of the Mortgagee. The Mortgagor shall provide the Mortgagee copies of each Lease (and any related brokerage agreement of the Mortgagor), amendment and modification promptly after entering into it.

                  (b) The Mortgagor shall faithfully keep and perform in all material respects its obligations under all Major Leases and Lease Guaranties thereof and, if the failure to do so causes or reasonably could be expected to cause a Material Adverse Effect, all other Leases and Lease Guaranties thereof. The Mortgagor shall not permit to accrue to any Tenant any right to prepaid rent pursuant to the terms of any Lease other than the usual prepayment of rent as would result from the acceptance on the first day of each month of the rent for the ensuing month, according to the terms of any Leases.

                  (c) The Mortgagor shall furnish to the Mortgagee, within ten
(10) days after a request by the Mortgagee to do so, a certified statement of the Mortgagor containing the names of all Tenants, the terms of their respective Leases, the space occupied, the Rents payable and the securities deposited thereunder, and the name of any guarantor thereof, together with true copies of each Lease and any guaranty thereof or amendments and supplements thereto not previously furnished to the Mortgagee and any other information with respect to the Mortgagor's leasing activities and policies as the Mortgagor shall reasonably request.

                  (d) To the extent required by applicable law, all security deposited by the Tenants shall be treated as trust funds not to be commingled with any other funds of the Mortgagor and the Mortgagor shall, upon demand, furnish to the Mortgagee satisfactory evidence of compliance with this provision, together with a statement of all securities deposited by the Tenants.

                  (e) The Mortgagor shall pay all costs and expenses of the Mortgagee, including reasonable attorneys' fees, in any action or proceeding in which the Mortgagee may be joined arising under, occurring out of, or in any manner connected with, the Leases.

                  (f) All Leases entered into after the date hereof shall provide that they are subject and subordinate to this Mortgage and all other mortgages, and to all amendments, supplements and modifications thereof and advances and re-advanced made thereunder, in all respects and shall obligate the Tenants thereunder to attorn to the Mortgagee, such other the Mortgagee, or any purchaser therefrom upon its written demand in the event such Person succeeds to the interest of the Mortgagor under such Leases. If requested by the Mortgagor in writing, the Mortgagee shall provide a non-disturbance agreement on terms reasonably acceptable to the Mortgagor to the Tenant under any Major Lease.

                  SECTION 12. Events of Default. The following are "Event of Defaults" hereunder:

                  (a) an "Event of Default" as defined in the Credit Agreement;

                  (b) the making of any alteration or addition to the Premises other than in accordance with Section 10 hereof;

                  (c) the failure of the Mortgagor in the due performance or observance of any covenant or agreement set forth in Section 5(e), 6(a), (b) or
(d) hereof; or

                  (d) the Mortgagor shall fail to observe or perform any covenant, condition or agreement contained in this Mortgagor (other than those specified in clause (a), (b) or (c) of this Section 12), and such failure shall continue unremedied for a period of thirty (30) days (or, if such failure can be cured and the Mortgagor has provided the Mortgagee from time to time following the request of the Mortgagee with evidence reasonably satisfactory to the Mortgagee that the Mortgagor is diligently pursuing such cure, ninety (90)
days), after written notice thereof is given to the Mortgagor by the Mortgagee.

                  SECTION 13. Remedies. In addition to any other rights and remedies which the Mortgagee may have under this Mortgage and the other Financing Documents or pursuant to law or equity, and without limitation thereof, upon the occurrence and at any time during the continuation of any Event of Default, the Mortgagee at any time may take such action as the Mortgagee deems advisable to protect and enforce its rights against the Mortgagor and in and to the Mortgaged Property, including the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee:

                  (a) declare the whole of the principal sum of the Loans, along with all other Secured Obligations to be immediately due and payable;

                  (b) either personally or by its agents, nominees or attorneys, enter into or upon the Mortgaged Property and dispossess the Mortgagor and its agents and employees therefrom and take possession of the Mortgaged Property, and thereupon the Mortgagee may (i) use, operate, manage, lease, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat on such terms and for such period as the Mortgagee shall determine, (ii) complete any construction on the Mortgaged Property in such manner and form as the Mortgagee deems advisable,
(iii) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property, (iv) exercise all rights and powers of the Mortgagor with respect to the Mortgaged Property, whether in the name of the Mortgagor or otherwise, including the right to perform the Mortgagor's obligations under, make, cancel or terminate for any cause and on any ground, enforce or modify the Contracts and the Leases, obtain and evict Tenants, and demand, sue for, collect and receive all sums payable under the Contracts and Leases and all other Rents, earnings and profits of the Mortgaged Property and every part thereof and (v) apply the receipts from the Mortgaged Property to the payment of the Secured Obligations in such order as the Mortgagee, in its sole discretion, shall elect after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, insurance, ground lease rents and other charges in connection with the Mortgaged Property, as well as just compensation for the services of the Mortgagee, its counsel, agents and employees; provided, however, that taking possession under this clause (b) shall not prevent concurrent or later proceedings for the foreclosure sale of the Mortgaged Property as provided elsewhere herein;

                  (c) institute proceedings for the complete foreclosure of this Mortgage, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels;

                  (d) with or without entry and, to the extent permitted, and pursuant to the procedures provided by, applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the indebtedness secured hereby then due and payable, subject to the lien of this Mortgage continuing unimpaired and without loss of the priority so as to secure the balance of the indebtedness secured hereby not then due;

                  (e) sell the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of the Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in whole or in parcels, at such time and place, at public auctions or auctions, in such manner, upon such terms and after such public notice (but not less than applicable law may require), as the Mortgagee shall determine, and in case of default of any purchaser, to resell, with such postponement of sale or resale, and upon such public notice, as the Mortgagee shall determine, and upon compliance by the purchaser with the terms of sale and upon judicial approval if then required by law, to convey the Mortgaged Property (or the part sold) in fee simple and free and discharged of and from all estate, right, title or interest of the Mortgagor, at law or in equity and without liability of any purchaser to see to the application of purchase money, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property;

                  (f) institute an action, suit or proceeding in equity for the specific performance of any covenants, conditions or agreements contained herein or in the Notes;

                  (g) recover judgment on the Notes or any guaranty either before, during, after or in lieu of any proceedings for the enforcement of this Mortgage without notice to the Mortgagor;

                  (h) make draws on any letter of credit securing the obligations of any Tenant or other Person and apply the proceeds to the Secured Obligations in such order as the Mortgagee, in its sole discretion, shall elect, to the extent permitted by applicable laws and the Lease or other applicable agreement;

                  (i) apply for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Mortgaged Property, without regard for the adequacy of the security for the indebtedness secured hereby and without regard for the solvency of the Mortgagor, any guarantor or of any Person liable for the payment of the indebtedness secured hereby; or

                  (j) pursue such other remedies as the Mortgagee may have under applicable law.

In the event of the transfer of the Mortgaged Property pursuant to a foreclosure, deed in lieu of foreclosure, or otherwise, and subject to the terms and conditions of the Credit Agreement, the

Mortgagee may surrender the insurance policies maintained by the Mortgagor, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Obligations, and, in connection therewith, the Mortgagor hereby appoints the Mortgagee (or any officer of the Mortgagee), as the true and lawful agent and attorney-in-fact for the Mortgagor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums. The Mortgagee may retain the Mortgaged Property which does not constitute real property, or part thereof, in satisfaction of the Secured Obligations, or any part thereof, whenever the circumstances are such that the Mortgagee is entitled to do so under the Uniform Commercial Code in effect. The Mortgagee may buy the Mortgaged Property, or any part thereof, at any public sale or judicial sale. The Mortgagee may also buy the Mortgaged Property, or any part thereof, at any private sale if the Mortgaged Property, or any part thereof, being sold is a type customarily sold in a recognized market or a type which is the subject of widely distributed standard price quotations. The Mortgagee shall be under no liability for or by reason of any such taking any actions or exercising any remedies pursuant to this Mortgage.

The Mortgagor hereby authorizes and directs the Tenants under the Leases and the guarantors under the Lease Guaranties, upon receipt from the Mortgagee of written notice to the effect that the Mortgagee is then the holder of the Notes as agent for the Lenders and that an Event of Default exists, to pay over to the Mortgagee or as the Mortgagee directs all Lease Rents, deposits and other sums arising or accruing under the Leases or from the Premises and any sums due pursuant to the Lease Guaranties and to continue so to do until otherwise notified by the Mortgagee.

                  SECTION 14. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Mortgaged Property or any part thereof or any interest therein, or otherwise, the receipt of the Mortgagee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

                  SECTION 15. Waiver of Appraisement, Valuation, Marshalling, Etc. The Mortgagor hereby waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, marshalling, stay, extension and redemption laws now or hereafter in force. In case of a sale under this Mortgage, the Mortgaged Property, including the fixtures and personal property subject to this Mortgage, may be sold in one parcel.

                  SECTION 16. Intentionally Omitted.

                  SECTION 17. Intentionally Omitted.

                  SECTION 18. Execution of Deeds. Upon the completion of any sale or sales made by the Mortgagee under Section 13 of this Mortgage, the Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Mortgagee is hereby irrevocably appointed the true and lawful attorney of the Mortgagors (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold and for that purpose the Mortgagee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, the Mortgagor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Mortgagor, if so requested by the Mortgagee, shall ratify and confirm any such sale or sales by executing and delivering to the Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Mortgagee, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Mortgage, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof, either from, through or under the Mortgagor.

                  SECTION 19. Compromise of Actions, Etc. Any action, suit or proceeding brought by the Mortgagee pursuant to any of the terms of this Mortgage or otherwise, and any claim made by the Mortgagee hereunder may be compromised, withdrawn or otherwise dealt with by the Mortgagee without any notice to or approval of the Mortgagor.

                  SECTION 20. Acquired Property Subject to this Mortgage.

                  (a) All property at any time acquired by the Mortgagor and required by this Mortgage to become subject to the conveyance contained herein and the lien and security interest of this Mortgage, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the lien and security interest of this Mortgage without further action on the part of the Mortgagor or the Mortgagee. The Mortgagor, at the Mortgagor's sole cost and expense, will execute and deliver to the Mortgagee (and will record and file, register or record, as applicable) an instrument supplemental to this Mortgage, satisfactory in substance and form to the Mortgagee, whenever such an instrument is necessary under applicable law to subject to the lien and security interest of this Mortgage all right, title and interest of the Mortgagor in and to all property required by this Mortgage to be subject to the lien and security interest hereof and acquired by the Mortgagor since the date of this Mortgage or the date of the most recent supplemental instrument so subjecting property to the provisions hereof, whichever is later.

                  (b) Without limiting the generality of Section 20(a) above, in the event that a proceeding under title 11 of the United States Code (the "Bankruptcy Code"), is commenced by or against the Mortgagor, pursuant to
Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Mortgage shall automatically extend to all Rents acquired by the Mortgagor after the commencement of the case and shall constitute cash collateral under Section 363(a) of the Bankruptcy Code.

                  SECTION 21. Other Security; No Election of Remedies.

                  (a) This Mortgage and any future mortgages or deeds of trust that are executed and delivered by the Borrower, the Mortgagor, any other Guarantor or any affiliate or subsidiary thereof pursuant to the Credit Agreement (the "Other Mortgages"), secure the Secured Obligations and the performance of the other covenants and agreements of the Borrower, the Mortgagor, the other Guarantors and the affiliates and subsidiaries thereof set forth in the Credit Agreement and other Finance Documents. Upon the occurrence of an Event of Default, the Mortgagee may proceed under this Mortgage and/or the Other Mortgages against the Mortgaged Property and/or any current or future mortgaged property under the Other Mortgages (the "Other Mortgaged Property") in one or more parcels and in such manner and order as the Mortgagee shall elect. The Mortgagor hereby irrevocably waives and releases, to the extent permitted by law, and whether now or hereafter in force, any right to have the Mortgaged Property and/or the Other Mortgaged Property marshaled upon any foreclosure of this Mortgage or the Other Mortgages.

                  (b) Without limiting the generality of the foregoing, and without limitation as to any other right or remedy provided to the Mortgagee in this Mortgage or the other Financing Documents, in the case of any Event of Default (i) the Mortgagee shall have the right to pursue all of its rights and remedies under this Mortgage and the Financing Documents, at law and/or in equity, in one proceeding, or separately and independently in separate proceedings from time to time, as the Mortgagee, in its sole and absolute discretion, shall determine from time to time, (ii) the Mortgagee shall not be required to either marshall assets, sell Mortgaged Property and/or Other Mortgaged Property in any particular order of alienation (and may sell the same simultaneously and together or separately), or be subject to any "one action" or "election of remedies" law or rule with respect to the Mortgaged Property and the Other Mortgaged Property, (iii) the exercise by the Mortgagee of any remedies against any one item of Mortgaged Property and/or Other Mortgaged Property will not impede the Mortgagee from subsequently or simultaneously exercising remedies against any other item of Mortgaged Property and/or Other Mortgaged Property, (iv) all liens and other rights, remedies or privileges provided to the Mortgagee herein shall remain in full force and effect until the Mortgagee has exhausted all of its remedies against the Mortgaged Property and all Mortgaged Property has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Secured Obligations, and (v) the Mortgagee may resort for the payment of the Secured Obligations to any security held by the Mortgagee in such order and manner as the Mortgagee, in its sole discretion, may elect and the Mortgagee may take action to recover the Secured Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage.

                  (c) Without notice to or consent of the Mortgagor and without impairment of the lien and rights created by this Mortgage, the Mortgagee may, at any time (in its sole and absolute discretion, but the Mortgagee shall have no obligation to), execute and deliver to the Mortgagor a release all or a portion of the lien of this Mortgage as security for any or all of the Secured Obligations, whereupon following the execution and delivery by the Mortgagee to the Mortgagor of any such written instrument of release, this Mortgage shall no longer secure such obligations of the Mortgagor so released.

                  (d) Without notice to or consent of the Mortgagor, and without impairment of the lien, conveyance and rights created by this Mortgage, the Mortgagee may take or release other security for the payment and performance of the Secured Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the Secured Obligations without prejudice to any of its rights under this Mortgage. Neither the giving of this Mortgage nor the acceptance of any such additional security shall prevent the Mortgagee from resorting, first to such additional security, or, first, to the security created by this Mortgage, or concurrently to both, in any case without affecting any of the Mortgagee's rights under this Mortgage.

                  SECTION 22. Cure by the Mortgagee. If the Mortgagor shall fail to make any payment or perform any act required to be made or performed hereunder or under any other Financing Document within the time or in the manner required herein or therein, the Mortgagee, without waiving or releasing any obligation, Default or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account of the Mortgagor and at the sole cost and expense of the Mortgagor and may enter upon the Mortgaged Property for such purpose and take all such action thereon as, in the Mortgagee's opinion, may be necessary or appropriate therefor. No such entry and no such action by itself shall be deemed an eviction of any Tenant from any part of the Mortgaged Property. Any expenditure so made by the Mortgagee pursuant to this Section 22, including expenditures to pay Impositions, insurance premiums, rent and other charges, to take any action with respect to any Contract, Permitted Title Exception or Lease, or to otherwise protect and preserve the value of the Mortgaged Property or to protect and preserve the lien of this Mortgage, shall constitute indebtedness secured by this Mortgage and will be payable by the Mortgagor to the Mortgagee.

                  SECTION 23. Intentionally Omitted.

                  SECTION 24. Interim Sums. The Mortgagee will have the right from time to time to sue for any sums whether for principal, interest or any other sums required to be paid under the terms of the Credit Agreement, the Notes, this Mortgage or any other Financing Document as the same become due, without regard as to whether or not the Loan becomes due and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, as a consequence of a Default or Event of Default existing at the time such earlier action was commenced.

                  SECTION 25. No Credits on Account of the Debt. The Mortgagor will not claim or demand or be entitled to any credit or credits on account of the indebtedness secured by this Mortgage for any part of the Impositions assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the indebtedness secured by this Mortgage.

                  SECTION 26. No Additional Cure. Notwithstanding anything stated herein or in the other Financing Documents, the Mortgagee shall not be required to accept a cure of any Event of Default provided herein or in any other Financing Document, if any.

                  SECTION 27. Indemnification. The Mortgagor hereby agrees to indemnify and hold the Mortgagee and Lenders harmless for, from and against any and all liability, obligation, loss, damage, penalty, cost or expense imposed upon, incurred by or asserted against the Mortgagee by reason of this Mortgage (including, without limitation, reasonable attorneys' fees and expenses), or for any action taken by the Mortgagee hereunder (except to the extent of any claim arising from the gross negligence or willful misconduct of the Mortgagee), or by reason or in defense of any and all claims and demands whatsoever which may be asserted against the Mortgagee arising out of the Premises, the Leases, the Lease Guaranties, the Contracts or the other Mortgaged Property. All sums payable by the Mortgagor hereunder shall be payable within five (5) Business Days after demand by the Mortgagee.

                  SECTION 28. Stamp Taxes. If, by the laws of the United States of America, or of any state or political subdivision having jurisdiction over the Mortgagor, any tax (other than income tax) is due or becomes due in respect of the recording of this Mortgage, the Mortgagor covenants and agrees to pay such tax in the manner required by any such law. The Mortgagor further covenants to defend and hold harmless and agrees to indemnify the Mortgagee, its successors or assigns, against any liability incurred by reason of the imposition of any recording tax on the recording of this Mortgage.

                  SECTION 29. Maintenance of the Mortgagor's Interests. In determining whether or not to enter into the Credit Agreement, the Mortgagee and Lenders examined the creditworthiness of the Mortgagor, found it acceptable and relied and continues to rely upon the Mortgagor for performance of the Mortgagor's obligations under this Mortgage. The Mortgagee also evaluated the background and experience of the Mortgagor in owning and operating property such as the Mortgaged Property, found it acceptable and relied and continues to rely upon same as the means of maintaining the value of the Mortgaged Property which is the Mortgagee's security for the Secured Obligations. The Mortgagor is an entity controlled by individuals or entities well-experienced in borrowing money and owning and operating property such as the Mortgaged Property, was ably represented by a licensed attorney at law in the negotiation and documentation of the Secured Obligations and bargained at arm's length and without duress of any kind for all of the terms and conditions of the Financing Documents, including this provision. The Mortgagor recognizes that the Mortgagee is entitled to keep its loan portfolio at current interest rates by either making new loans at such rates or collecting assumption fees and/or increasing the interest rate on a loan, the security for which is purchased by a party other than the original the Mortgagor. The Mortgagor further recognizes that any secondary or junior financing placed upon the Mortgaged Property (i) may divert funds which would otherwise be used to pay the Secured Obligations; (ii) could result in acceleration and foreclosure by any such junior encumbrances which would force the Mortgagee to take measures and incur expenses to protect the security; (iii) would detract from the value of the Mortgaged Property should the Mortgagee come into possession thereof with the intention of selling same; and (iv) impair the Mortgagee's right to accept a deed in lieu of foreclosure, as a foreclosure by the Mortgagee would be necessary to clear the title to the Mortgaged Property. In consequence of the foregoing and for the purposes of (w) protecting the Mortgagee's security, both of repayment by the Mortgagor and of value of the Mortgaged Property; (x) giving the Mortgagee the full benefit of its bargain and contract with the Mortgagor; (y) allowing the Mortgagee to raise the interest rate and/or collect assumption fees; and (z) keeping the Mortgaged Property free of subordinate financing liens, the Mortgagor agrees that if the provisions of this Section 29 are deemed to be a restraint on alienation, that the same is reasonable, and that, except as permitted in the Credit Agreement, any sale, transfer, lease, mortgage, lien, pledge or other conveyance or hypothecation of the Mortgaged Property or any interest therein (whether voluntary or by operation of law) except as may be permitted by this Mortgage or the Credit Agreement shall be an Event of Default hereunder.

                  SECTION 30. Declaration of Subordination. At the option of the Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any condemnation proceeds or awards), to any Lease of all or any part of the Mortgaged Property upon the execution by the Mortgagee and recording of a unilateral declaration to that effect.

                  SECTION 31. No Waiver; Cumulative Remedies. No failure or delay on the part of the Mortgagee in exercising any right, power or remedy hereunder or under or in connection with the Notes or the other Financing Documents or to insist upon the strict performance of any term of this Mortgage or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under or in connection with the Notes or the other Financing Documents. The remedies in this Mortgage and in the other Financing Documents are cumulative and not exclusive of any remedies available at law or equity.

                  SECTION 32. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Mortgage shall be effective unless in writing and signed by the Mortgagee and the Mortgagor. With respect to any matter for which the Mortgagee's consent or approval is required or requested hereunder, no such consent or approval by the Mortgagee hereunder shall in any event be effective unless the same shall be in writing and signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Mortgagor in any case shall entitle the Mortgagor to any other or further notice or demand in similar or other circumstances.

                  SECTION 33. Binding Effect; Assignments. This Mortgage shall be binding upon and inure to the benefit of the Mortgagor, the Mortgagee and the Lenders and their respective successors and assigns. This Mortgage may not be assigned or delegated by the Mortgagor without the prior consent of the Mortgagee.

                  SECTION 34. Covenants Running With the Land. All covenants herein contained are intended and shall be held to be real covenants running with the land.

                  SECTION 35. Actions and Proceedings. During the continuance of an Event of Default, the Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property, and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its discretion, feels should be brought to protect its interest in the Mortgaged Property, except to the extent that the Mortgagee is a necessary party under applicable law, in which event no Event of Default shall be required.

                  SECTION 36. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         If to the Mortgagor, to __________________________ at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498, Attention: Gary Israel, Esq. (Telecopy No. (212) 558-3588)

         If to the Mortgagee, to Credit Lyonnais New York Branch at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, Attention: Lodging Group (Telecopy No. (212) 261-7532) with copies to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022,
         Attention: Warren J. Bernstein, Esq. (Telecopy No. (212) 836-8689)

or to such other address or telecopy number with respect to the Mortgagor, as the Mortgagor shall notify the Mortgagee in writing and to such other address with respect to the Mortgagee as the Mortgagee shall notify the Mortgagor in writing. All notices and other communications given to any party hereto in accordance with the provisions of this the Mortgagee shall be deemed to have been given on the date of receipt.

                  SECTION 37. Severability of Provisions. Any provision of this Mortgage held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 38. Headings. Section headings used herein are for convenience of reference only, are not part of this Assignment and shall not affect the construction of, or be taken into consideration in interpreting, this Assignment.

                  SECTION 39. Governing Law and Consent to Jurisdiction. The construction, interpretation, validity, enforcement and effect of all provisions of this Mortgage which relate to the description of the Mortgaged Property, the transfer creation, attachment and perfection of the liens and security interests created hereby for security purposes or otherwise, the assignment of Leases and Rents evidenced hereby, the enforcement of the power of sale created hereby, the nature of the interest in the Mortgaged Property that is transferred or created by this Mortgage, the method for foreclosure of the lien on and security interest in the Mortgaged Property, the nature of the interest in the Mortgaged Property that results from foreclosure, and the manner and effect of recording or failing to record evidence of this Mortgage shall be governed and enforced in accordance with the internal laws of the State of __________ (without regard to conflict of laws). The construction, interpretation, validity, enforcement and effect of all other provisions of this Mortgage including, without limitation, to the payment of the Secured Obligations and the legality of the interest rate and other charges shall be construed and enforced in accordance with the substantive laws of the State of New York (without regard to conflicts of laws).

                  SECTION 40. Consent to Jurisdiction. Each of the Mortgagor and the Mortgagee hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of ________________, the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the _______________ and the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Mortgage, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such _______ State, New York State or, to the extent permitted by law, in such Federal court. Each of the Mortgagor and the Mortgagee agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Mortgage shall affect any right that the Mortgagee may otherwise have to bring any action or proceeding relating to this Mortgage against the Mortgagor or any of its properties in the courts of any jurisdiction. Each of the Mortgagor and the Mortgagee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Mortgage in any court referred to in this Section 40. Each of the Mortgagor and the Mortgagee hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Mortgagor and the Mortgagee irrevocably consents to service of process in the manner provided for notices in Section 36 hereof other than by telecopy. Nothing in this Mortgage will affect the right of the Mortgagor or the Mortgagee to serve process in any other manner permitted by law.

                  SECTION 41. Waiver of Trial by Jury. EACH OF THE MORTGAGOR AND THE MORTGAGEE HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE MORTGAGOR AND THE MORTGAGEE (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES TO THE FINANCING DOCUMENTS HAVE BEEN INDUCED TO ENTER INTO THEM BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 41.

                  SECTION 42. Termination of this Mortgage. Upon (a) the expiration or termination of all Commitments, the payment in full in cash and performance of all Secured Obligations, the expiration or termination of all Letters of Credit, the reimbursement of all LC Disbursements, and the termination of all Lender Rate Agreements secured hereby, or, if earlier, (b) the release by the Administrative Agent of the Mortgaged Property from the Borrowing Base in accordance with the terms of the Credit Agreement, this Mortgage will become and be void and of no effect but the affidavit, certificate or letter of any officer, agent or attorney of the Mortgagee showing any of the foregoing still in effect or outstanding or that the Land is otherwise still a component of the Borrowing Base shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Mortgage and any Person may, and is hereby authorized to, rely thereon.

                  SECTION 43. State Law Provisions. In the event of any inconsistency between the provisions of this Section 43 and any other provisions of this Mortgage, the provisions of this Section 43 shall control.

[To insert state-specific provisions as needed, including, at the Mortgagor's request, in states in which mortgage recording and similar taxes and title insurance charges generally warrant limitations as to the mortgage lien amount, all limitations to be acceptable to the Mortgagee, including, if applicable, provisions requiring the assignment without representation, warranty or recourse and at the Mortgagor's expense of this Mortgage and the Notes in lieu of satisfaction hereof in consideration of an amount sufficient to repay the Secured Obligations in full, all on terms and conditions acceptable to the Mortgagee and in any case provided that such assignment is made without liability to the Mortgagee or any Lender, any obligations and liabilities of the Mortgagor to the Mortgagee and the Lender shall cease upon such assignment and all obligations and liabilities of the Mortgagee to the Mortgagor under the Financing Documents that by their terms survive repayment of the Secured Obligations shall continue in favor of the Mortgagee and the Lenders notwithstanding such assignment.]

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the Mortgagor has executed this instrument as of the date first above written.

                                    [INSERT SIGNATURE BLOCK]

[Conform signature page to state and local law requirements and insert appropriate state notary block.]

                           JOINDER OF OPERATING LESSEE

The undersigned, as the Operating Lessee of the Premises under the Operating Lease, hereby joins in this Mortgage for the purposes of granting, pledging, mortgaging, warranting, selling, transferring, assigning, and conveying unto the Mortgagee, all of the undersigned's right, title and interest, now owned or hereafter acquired, in and to the Mortgaged Property, including the Operating Lease, and other collateral described herein and absolutely and irrevocably assigning to the Mortgagee all Leases, Lease Guaranties and Rents, together with the right to collect and receive the same, subject to the same terms and conditions as apply to the Mortgagor, for purposes of securing the Secured Obligations and the other obligations of the undersigned under the Financing Documents. The undersigned hereby makes all of the representations, warranties and covenants of the Mortgagor set forth herein and otherwise agrees to be bound by and subject to the provisions hereof in all respects as if the undersigned were the Mortgagor hereunder. The undersigned also hereby subordinates the Operating Lease to the terms, conditions and provisions of, the lien imposed by, and all advances made under or otherwise secured by, the Mortgage, as it may from time to time be amended amended, supplemented, restated, extended, renewed, increased, spread, consolidated, severed or otherwise modified.

                             ASHFORD TRS CORPORATION

                             By:________________________________________________
                             Name:
                             Title:

[Conform signature page to state and local law requirements and insert appropriate state notary block.]

                                    EXHIBIT A

                             Description of the Land

                                  See attached.

                                    EXHIBIT B

                           Permitted Title Exceptions

                                  See attached.

                           (Exhibit B to title policy)

                                  EXHIBIT "R"

                     FORM OF ASSIGNMENT OF LEASES AND RENTS

                           See the attached document.

                            _________________________

                         ASSIGNMENT OF LEASES AND RENTS

                            Dated as of ____________

                                     made by

                       _________________________________,

                                  as Assignor,

                                   in favor of

                        CREDIT LYONNAIS NEW YORK BRANCH,
                  as administrative agent for various Lenders,
                                   as Assignee

                        ________________________________

                   Premises Location: ________________________

                              Record and Return to:

                                Kaye Scholer LLP
                                 425 Park Avenue
                            New York, New York 10022
                      Attention: Warren J. Bernstein, Esq.

                         ASSIGNMENT OF LEASES AND RENTS

                  This ASSIGNMENT OF LEASES AND RENTS (this "Assignment") dated as of ____________, made by _______________________________, a
_____________________ having an office at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75254-4376 (together with its successors and assigns, the "Assignor"), in favor of CREDIT LYONNAIS NEW YORK BRANCH, a branch, licensed under the laws of the State of New York, of a banking corporation organized under the laws of the Republic of France, having an office at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, as administrative agent for the lenders (collectively, together with their respective successors and assigns, the "Lenders") from time to time party to the Credit Agreement referred to below (in such capacity, together with its successors and assigns, the "Assignee"), for the benefit of the Assignee and the Lenders. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement and if not set forth therein, in the Mortgage (as defined below).

                  WHEREAS, the Assignor is the sole owner of the [fee] interest in that certain parcel of land lying and being situated in the County of ________, State of __________ described in Exhibit A hereto (the "Land");

                  WHEREAS, Ashford Hospitality Limited Partnership, a Delaware limited partnership ("Borrower"), the Lenders, the Guarantors from time to time party thereto, including the Assignor, Merrill Lynch Capital, a division of Merrill Lynch Financial Services, Inc., as syndication agent, and the Assignee are parties to that certain Credit Agreement dated as of February ___, 2004 (as it may from time to time be amended, supplemented, restated, extended or otherwise modified in accordance with the terms thereof, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and subject to the conditions set forth therein;(1)

                  WHEREAS, as a condition to the extension of credit to the Borrower under the Credit Agreement, the Assignor has guaranteed to the Assignee and the Lenders the payment of all Obligations of the Borrower and the other Guarantors and the performance by the Borrower and the other Guarantors of their other obligations under the Credit Agreement and the other Financing Documents;

                  WHEREAS, as a further condition to the extension of credit to the Borrower under the Credit Agreement, the Assignor has agreed, by executing and delivering this Assignment, to secure such guarantee of the Assignor as well as the payment of its own Obligations and the performance of its other obligations under the Credit Agreement and the other Financing Documents;

------------------

(1) Document to be appropriately revised if the Borrower, not a Borrowing Base Subsidiary, is the property owner.

                  WHEREAS, the Assignee and the Lenders are relying on this Assignment in their decision to extend credit to the Borrower under the Credit Agreement, and would not extend such credit without the execution and delivery of this Assignment by the Assignor; and

                  WHEREAS, the Assignor will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged and, accordingly, desires to execute and deliver this Assignment.

                  NOW, THEREFORE, in consideration of the premises and of the mutual conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby absolutely and irrevocably grants, transfers and assigns to the Assignee all of the Assignor's right, title and interest in and to all leases, subleases, licenses, concessions and other agreements related to the occupancy or right of use of any portion of the Land and the remainder of the Premises now or hereafter entered into, together with any and all extensions and renewals thereof, including the Operating Lease (collectively, the "Leases");

                  TOGETHER with all of the Assignor's right, title and interest in and to all rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a bankruptcy proceeding or in lieu of rent or rent equivalents), royalties (including all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including security, utility and other deposits), accounts, accounts receivable, cash, issues, profits, charges for services rendered, impact fees and other consideration of whatever form or nature received by or paid to or for the account of or benefit of the Assignor or its agents or employees, or to which the Assignor may now or hereafter become entitled, from any and all sources arising from or attributable to the Premises, including Lease Rents, participation income and other rentals, fees and deposits arising or issuing from or out of the Leases (including cash, securities or letters of credit deposited thereunder to secure performance by the Tenants (as defined below) of their obligations thereunder and any interest accrued thereon or dividends payable to the holders thereof), any premium or other consideration payable by any Tenant for or upon the cancellation or modification of a Lease, any rent insurance proceeds or business interruption insurance proceeds and other insurance proceeds, any payments made under any title insurance policy insuring the Assignor's interest in the Premises in respect of lost rental income, any return premiums or other repayments upon such title insurance policy and all other insurance policies of the Assignor, any refunds or rebates hereafter made of Impositions, all revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, parking charges, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the rendering of services by the Assignor or any of its agents or employees or any operator or manager of the Premises or the commercial space located in the Premises or acquired from others, concession fees, health club membership fees, food and beverage wholesale and retail sales, service charges, vending and game machine receipts, video and audio rental or other charges, health and private club membership receipts, fees and charges for the use of athletic facilities, wholesale and retail food and merchandise, service charges, laundry charges, and telephone, telecopy, telex and other communication charges and proceeds (collectively, the "Rents") and together with the right to collect and receive the same;

                  TOGETHER with all of the Assignor's right, title and interest under the Leases, including, without limitation, cash or other security deposited thereunder to secure the performance by the Tenants of their obligations thereunder, whether such cash or other security are to be held until the expiration of the terms of such Leases or applied to one or more of the installments of rent coming due prior to the expiration of such terms, and all products, proceeds, rents, issues, profits and other benefits arising from any of the foregoing; and

                  TOGETHER with all of the Assignor's right, title and interest in and to any and all guaranties given to secure the performance by the lessees, sublessees, tenants, licensees, occupants, concessionaires and other parties in a similar capacity under the Leases (collectively, the "Tenants") of their obligations under the Leases (collectively, the "Lease Guaranties").

                  SUBJECT, HOWEVER, to a permission granted in Section 3 hereof by the Assignee to the Assignor.

                  TO BETTER SECURE

                  (a) the Guaranteed Obligations; and

                  (b) the due and punctual payment of all Obligations of the Assignor, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise, and the performance of all other obligations of the Assignor under the Financing Documents, it is covenanted and agreed as follows:

                  SECTION 1. Covenants of the Assignor. To the extent prohibited under Section 11 of that certain Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement by the Assignor in favor of the Assignee dated as of the date hereof (as it may from time to time be amended, supplemented, restated, consolidated, severed, split, partially released, replaced, increased otherwise modified in accordance with the terms thereof, the "Mortgage"), which mortgage is intended to be recorded concurrently with the recording of this Assignment in the [Land Records] of ________ County, ________, the Assignor shall not enter into, amend, modify or terminate any Lease or Lease Guaranty or permit to accrue to any Tenant any right to prepaid rent pursuant to the terms of any Lease. The obligations of and restrictions on the Assignor relating to the Leases, Rents and Lease Guaranties are more fully set forth in
Section 11 of the Mortgage and are incorporated herein by reference. The Assignor shall perform all of its obligations and abide by all of the restrictions set forth in such Section 11 as if fully set forth herein.

                  SECTION 2. Nature of Assignment. The assignment of Rents and other sums contained herein shall constitute an absolute and present assignment, subject, however, to the permission given herein to the Assignor exclusively to collect and use such Rents and other sums set forth in Section 3 hereof. Upon the occurrence of an Event of Default, all Rents and other sums collected and held by the Assignee shall be applied to the payment of the indebtedness and other sums secured hereby in such order as the Assignee, in its sole discretion, shall elect and thereafter the Assignor shall cease to have any right to collect and use any Rents or other sums except as expressly set forth in the Credit Agreement. The assignment contained in this Assignment shall be fully operative without any further action on the part of either party and the

Assignee shall be entitled, at its option, upon the occurrence of an Event of Default, to all Rents and other benefits from the Premises, whether or not the Assignee shall take possession of the Premises. Nothing contained in this Assignment shall obligate the Assignee to perform any of the Assignor's covenants or obligations under the Leases or Lease Guaranties or otherwise impose any obligations on the Assignee with respect thereto.

                  SECTION 3. Limitations on Assignment. So long as no Event of Default shall have occurred and be continuing, the Assignor shall have the exclusive right, subject to the lien and terms and conditions of the Credit Agreement, the Mortgage and this Assignment, to collect and receive all Rents and other sums assigned hereunder under the Leases and the Lease Guaranties for its own uses and purposes.

                  SECTION 4. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Assignee, without in any way waiving such Event of Default, may at its option, in addition to all other remedies provided for hereunder and in the Mortgage, the Credit Agreement and the other Financing Documents or otherwise available at law or equity, without notice and without regard to the adequacy of the security for the obligations and indebtedness and other sums secured hereby, with or without bringing any action or proceeding, for the purposes of collecting said Rents and other sums and otherwise acting with respect to the Leases, Lease Guaranties and otherwise, take any one or more of the following actions:

                  (a) enter upon and take possession of the Premises and have, hold, manage, lease and operate the same on such terms and for such period of time as the Assignee shall determine and either with or without taking possession of the Premises in its own name, demand, sue for or otherwise collect and receive all Rents and all other rents, income and profits of the Premises, including those past due and unpaid;

                  (b) dispossess any Tenant defaulting in its obligations pursuant to its Lease;

                  (c) let the Premises or any part thereof;

                  (d) give, or require the Assignor to give, notice to any or all Tenants and other parties under the Leases and Lease Guaranties authorizing and directing the tenants to pay all Rents and deposits under the Leases and Lease Guaranties directly to or at the direction of the Assignee;

                  (e) without regard to waste, adequacy of the security or solvency of the Assignor, apply for, and the Assignor hereby consents to, the appointment of a receiver of the Premises, whether or not foreclosure proceedings have been commenced under the Mortgage, and if such proceedings have been commenced, whether or not a foreclosure sale has occurred;

                  (f) apply such Rents and other benefits, as provided in
Section 5 of the Mortgage;

                  (g) exercise any and all rights pursuant to any and Leases and Lease Guaranties, and such assignment and grant shall continue in effect until such indebtedness and other sums secured hereby are paid, the execution of this Assignment constituting and evidencing the irrevocable consent of the Assignor to the entry upon and taking possession of the

Premises by the Assignee pursuant to such grant, whether or not foreclosure has been instituted; and/or

                  (h) perform any and all other acts that may be necessary and proper to protect the security of this Assignment, including as may be provided in the Mortgage and in the Credit Agreement.

Neither the exercise of any rights under this Assignment by the Assignee nor the application of any such rents, issues, profits or other benefits to the indebtedness and other sums secured hereby, shall cure or waive any Default or Event of Default or invalidate any act done pursuant hereto or pursuant to the other Financing Documents, but shall be cumulative with all other rights and remedies under this Assignment and the other Financing Documents. The rights and powers of the Assignee under this Assignment shall continue until expiration of the redemption period from any foreclosure sale, whether or not any deficiency remains after a foreclosure sale.

                  SECTION 5. Payments to the Assignee. The Assignor hereby authorizes and directs the Tenant under any Lease and the guarantor under any Lease Guaranty, upon receipt from the Assignee of written notice to the effect that the Assignee is then the holder of the Notes as agent for the Lenders and that an Event of Default exists, to pay over to the Assignee or as the Assignee directs all Rents, deposits and other sums arising or accruing under said Lease or from the Premises and any sums due pursuant to any Lease Guaranty and to continue so to do until otherwise notified by the Assignee.

                  SECTION 6. Termination of Assignment. Upon (a) the expiration or termination of all Commitments, the payment in full in cash of all Obligations and performance of all other obligations of the Credit Parties under the Financing Documents, the expiration or termination of all Letters of Credit, the reimbursement of all LC Disbursements, and the termination of all Lender Rate Agreements secured hereby, or, if earlier, (b) the release by the Administrative Agent of the Land from the Borrowing Base in accordance with the terms of the Credit Agreement, this Assignment will become and be void and of no effect but the affidavit, certificate or letter of any officer, agent or attorney of the Assignee showing any of the foregoing still in effect or outstanding or that the Land is otherwise still a component of the Borrowing Base shall be and constitute conclusive evidence of the validity, effectiveness and continuing force of this Assignment and any Person may, and is hereby authorized to, rely thereon.

                  SECTION 7. Other Security. Without notice to or consent of the Assignor, and without impairment of the lien, security interests and rights created by this Assignment, the Assignee may take or release other security for the payment or performance of the obligations and indebtedness and other sums secured hereby, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of the obligations and indebtedness and other sums secured hereby without prejudice to any of its rights under this Assignment. Neither the giving of this Assignment nor the acceptance of any such additional security shall prevent the Assignee from resorting, first to such additional security, or, first, to the security created by this Assignment, or concurrently to both, in any case without affecting any of the Assignee's rights under this Assignment.

                  SECTION 8. Indemnification. The Assignor hereby agrees to indemnify and hold the Assignee and Lenders harmless for, from and against any and all liability, obligation, loss, damage, penalty, cost or expense imposed upon or incurred by the Assignee by reason of this Assignment (including reasonable attorneys' fees and expenses), or for any action taken by the Assignee hereunder (except to the extent of any claim arising from the gross negligence or willful misconduct of the Assignee), or by reason or in defense of any and all claims and demands whatsoever which may be asserted against the Assignee arising out of the Leases and Lease Guaranties, including any claim by any obligor thereunder of credit for rent paid to and received by the Assignor, but not delivered to the Assignee, for any period under any of the Leases more than one (1) month in advance of the due date thereof.

                  SECTION 9. Payments Due. All sums payable by the Assignor hereunder shall be payable within five (5) Business Days after demand by the Assignee.

                  SECTION 10. Bankruptcy-Related Provisions. Without limiting the generality of any provision of this Assignment, if a proceeding under the Bankruptcy Code (as defined in the Mortgage) is commenced by or against the Assignor, then, pursuant to Section 552(b)(2) of the Bankruptcy Code, the security interest granted by this Assignment shall automatically extend to all Rents acquired by the Assignor after the commencement of the case and such Rents shall constitute cash collateral under Section 363(a) of the Bankruptcy Code. During the continuance of any Event of Default, the Assignee shall have the right to file, in its own name or on behalf of the Assignor, any proof of claim in any bankruptcy or insolvency proceeding in which the debtor is a lessee under a Lease or a guarantor thereof.

                  SECTION 11. No Waiver; Cumulative Remedies. No failure or delay on the part of the Assignee in exercising any right, power or remedy hereunder or under or in connection with the Notes, the Mortgage or the other Financing Documents or to insist upon the strict performance of any term of this Assignment or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under or in connection with the Notes, the Mortgage or the other Financing Documents. The remedies in this Assignment and in the other Financing Documents are cumulative and not exclusive of any remedies available at law or equity.

                  SECTION 12. Negation of Obligations. Whether or not specifically stated herein, reference to any right of the Assignee shall mean, unless expressly provided to the contrary, such right without any corresponding obligation.

                  SECTION 13. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Assignment shall be effective unless in writing and signed by the Assignee and the Assignor. With respect to any matter for which the Assignee's consent or approval is required or requested hereunder, no such consent or approval by the Assignee hereunder shall in any event be effective unless the same shall be in writing and signed by the Assignee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Assignor in any case shall entitle the Assignor to any other or further notice or demand in similar or other circumstances.

                  SECTION 14. Binding Effect; Assignment. This Assignment shall be binding upon and inure to the benefit of the Assignor, the Assignee and the Lenders and their respective successors and assigns. This Assignment may not be assigned or delegated by the Assignor without the prior consent of the Assignee.

                  SECTION 15. Covenants Running With the Land. All covenants herein contained are intended and shall be held to be real covenants running with the land.

                  SECTION 16. Actions and Proceedings. During the continuance of an Event of Default, the Assignee shall have the right to appear in and defend any action or proceeding brought with respect to the Premises, and to bring any action or proceeding in the name and on behalf of the Assignor, which the Assignee, in its discretion, feels should be brought to protect its interest in the collateral which is the subject of this Assignment, except to the extent that the Assignee is a necessary party under applicable law, in which event no Event of Default shall be required.

                  SECTION 17. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

         If to the Assignor, to its address at c/o Remington Hotel Corporation, Pacific Center 1 - 9th Floor, 14180 Dallas Parkway, Dallas, Texas 75240-4376, Attention: David A. Brooks, Esq. (Telecopy No. (972) 490-9605) with copies to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004-2498, Attention: Gary Israel, Esq. (Telecopy No.
         (212) 558-3588)

         If to the Assignee, to its address at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York 10019, Attention:
         Lodging Group (Telecopy No. (212) 261-7532) with copies to Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention: Warren J. Bernstein, Esq. (Telecopy No. (212) 836-8689)

or to such other address or telecopy number with respect to the Assignor, as the Assignor shall notify the Assignee in writing and to such other address with respect to the Assignee as the Assignee shall notify the Assignor in writing. All notices and other communications given to any party hereto in accordance with the provisions of this Assignment shall be deemed to have been given on the date of receipt.

                  SECTION 18. Severability of Provisions. Any provision of this Assignment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 19. Headings. Section headings used herein are for convenience of reference only, are not part of this Assignment and shall not affect the construction of, or be taken into consideration in interpreting, this Assignment.

                  SECTION 20. Governing Law and Consent to Jurisdiction. The construction, interpretation, validity, enforcement and effect of all provisions of this Assignment which relate to the assignment of Leases and Rents evidenced hereby, the method for revoking the license granted herein or otherwise enforcing remedies hereunder, and the manner and effect of recording or failing to record evidence of this Assignment shall be governed and enforced in accordance with the internal laws of the State of ___________ (without regard to conflict of laws). The construction, interpretation, validity, enforcement and effect of all other provisions of this Assignment including to the payment of the indebtedness and other sums secured hereby and the legality of the interest rate and other charges shall be construed and enforced in accordance with the substantive laws of the State of New York (without regard to conflicts of laws).

                  SECTION 21. Consent to Jurisdiction. Each of the Assignor and the Assignee hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of ________________, the Supreme Court of the State of New York sitting in New York County and of the United States District Court for the _______________ and the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Assignment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such _______ State, New York State or, to the extent permitted by law, in such Federal court. Each of the Assignor and the Assignee agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Assignment shall affect any right that the Assignee may otherwise have to bring any action or proceeding relating to this Assignment against the Assignor or any of its properties in the courts of any jurisdiction. Each of the Assignor and the Assignee hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Assignment in any court referred to in this Section 21. Each of the Assignor and the Assignee hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the Assignor and the Assignee irrevocably consents to service of process in the manner provided for notices in Section 17 hereof other than by telecopy. Nothing in this Assignment will affect the right of the Assignor or the Assignee to serve process in any other manner permitted by law.

                  SECTION 22. Waiver of Jury Trial. EACH OF THE ASSIGNOR AND THE ASSIGNEE HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ASSIGNMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE ASSIGNOR AND THE ASSIGNEE (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES TO THE FINANCING DOCUMENTS HAVE BEEN INDUCED TO ENTER INTO THEM BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 22.

                  [INSERT STATE-SPECIFIC PROVISIONS AS NEEDED]

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the Assignor has executed this instrument as of the date first above written.

                                                        [INSERT SIGNATURE BLOCK]

           [Conformsignature page to state and local law requirements and insert appropriate state notary block.]

                                    EXHIBIT A

                             Description of the Land

                                  See attached.

                                   EXHIBIT "S"

                    FORM OF OPERATING LEASE WITH ASHFORD TRS

                            See the attached document.

                                 LEASE AGREEMENT

                          DATED AS OF __________, 2003

                                     BETWEEN

                              ________________ LP,

                         A DELAWARE LIMITED PARTNERSHIP

                                    AS LESSOR

                                       AND

                            ASHFORD TRS CORPORATION,
                             A DELAWARE CORPORATION

                                    AS LESSEE

-----------------------
Lease Agreement

                                TABLE OF CONTENTS

ARTICLE I LEASED PROPERTY; TERM..........................................................................................   1
     1.1            LEASED PROPERTY......................................................................................   1
     1.2            TERM.................................................................................................   2

ARTICLE II DEFINITIONS...................................................................................................   2
     2.1            DEFINITIONS..........................................................................................   2

ARTICLE III BASE RENT; PERCENTAGE RENT; ADDITIONAL CHARGES...............................................................  12
     3.1            RENT.................................................................................................  12
     3.2            CONFIRMATION OF PERCENTAGE RENT......................................................................  14
     3.3            ADDITIONAL CHARGES...................................................................................  15
     3.4            NET LEASE PROVISION..................................................................................  15
     3.5            CONVERSION OF PROPERTY...............................................................................  16

ARTICLE IV IMPOSITIONS...................................................................................................  16
     4.1            PAYMENT OF IMPOSITIONS...............................................................................  16
     4.2            NOTICE OF IMPOSITIONS................................................................................  17
     4.3            ADJUSTMENT OF IMPOSITIONS............................................................................  17
     4.4            UTILITY CHARGES......................................................................................  17

ARTICLE V NO TERMINATION; ABATEMENT......................................................................................  17
     5.1            NO TERMINATION, ABATEMENT, ETC.......................................................................  17
     5.2            ABATEMENT PROCEDURES.................................................................................  18

ARTICLE VI PERSONAL PROPERTY; LANDLORD'S LIEN............................................................................  18
     6.1            OWNERSHIP OF THE LEASED PROPERTY.....................................................................  18
     6.2            LESSEE'S PERSONAL PROPERTY...........................................................................  18
     6.3            LESSOR'S LIEN........................................................................................  19

ARTICLE VII CONDITIONS; USE..............................................................................................  19
     7.1            CONDITION OF THE LEASED PROPERTY.....................................................................  19
     7.2            USE OF THE LEASED PROPERTY...........................................................................  19
     7.3            LESSOR TO GRANT EASEMENTS, ETC.......................................................................  20

ARTICLE VIII COMPLIANCE WITH APPLICABLE LAWS.............................................................................  21
     8.1            COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS, ETC................................................  21
     8.2            LEGAL REQUIREMENT COVENANTS..........................................................................  21
     8.3            ENVIRONMENTAL COVENANTS..............................................................................  21

ARTICLE IX MAINTENANCE AND REPAIRS.......................................................................................  23
     9.1            MAINTENANCE AND REPAIR...............................................................................  23
     9.2            ENCROACHMENTS, RESTRICTIONS, ETC.....................................................................  24

ARTICLE X ALTERATIONS....................................................................................................  25
     10.1           ALTERATIONS..........................................................................................  25

---------------------
Lease Agreement

ARTICLE XI PROHIBITED LIENS AND ENCUMBRANCES.............................................................................  25
     11.1           LIENS................................................................................................  25

ARTICLE XII PERMITTED CONTESTS...........................................................................................  26
     12.1           PERMITTED CONTESTS...................................................................................  26

ARTICLE XIII INSURANCE REQUIREMENTS......................................................................................  26
     13.1           GENERAL INSURANCE REQUIREMENTS.......................................................................  26
     13.2           REPLACEMENT COST.....................................................................................  28
     13.3           WAIVER OF SUBROGATION................................................................................  28
     13.4           FORM SATISFACTORY, ETC...............................................................................  28
     13.5           INCREASE IN LIMITS...................................................................................  29
     13.6           BLANKET POLICY.......................................................................................  29
     13.7           NO SEPARATE INSURANCE................................................................................  29

ARTICLE XIV INSURANCE PROCEEDS...........................................................................................  29
     14.1           INSURANCE PROCEEDS...................................................................................  29
     14.2           RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION COVERED BY INSURANCE............................  29
     14.3           RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION NOT COVERED BY INSURANCE........................  30
     14.4           LESSEE'S PROPERTY....................................................................................  30
     14.5           ABATEMENT OF RENT....................................................................................  30
     14.6           DAMAGE NEAR END OF TERM..............................................................................  31
     14.7           WAIVER...............................................................................................  31
     14.8           TERMINATION FEES.....................................................................................  31

ARTICLE XV CONDEMNATION; TAKING..........................................................................................  31
     15.1           DEFINITIONS..........................................................................................  31
     15.2           PARTIES' RIGHTS AND OBLIGATIONS......................................................................  31
     15.3           TOTAL TAKING.........................................................................................  31
     15.4           ALLOCATION OF AWARD..................................................................................  32
     15.5           PARTIAL TAKING.......................................................................................  32
     15.6           TEMPORARY TAKING.....................................................................................  32

ARTICLE XVI EVENTS OF DEFAULT; REMEDIES; DAMAGES.........................................................................  33
     16.1           EVENTS OF DEFAULT....................................................................................  33
     16.2           SURRENDER............................................................................................  34
     16.3           DAMAGES..............................................................................................  35
     16.4           WAIVER...............................................................................................  36
     16.5           APPLICATION OF FUNDS.................................................................................  36

ARTICLE XVII LESSOR'S RIGHT TO CURE......................................................................................  36
     17.1           LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT..............................................................  36

ARTICLE XVIII CAPITAL EXPENDITURE RESERVE................................................................................  37
     18.1           CAPITAL EXPENDITURE RESERVE..........................................................................  37

---------------------
Lease Agreement

ARTICLE XIX REIT REQUIREMENTS............................................................................................  37
     19.1           REIT REQUIREMENTS....................................................................................  37
     19.2           LESSEE OFFICER AND EMPLOYEE LIMITATION...............................................................  38
     19.3           MANAGEMENT AGREEMENT.................................................................................  38

ARTICLE XX HOLDING OVER..................................................................................................  39
     20.1           HOLDING OVER.........................................................................................  39

ARTICLE XXI RISK OF LOSS.................................................................................................  39
     21.1           RISK OF LOSS.........................................................................................  39

ARTICLE XXII INDEMNIFICATION.............................................................................................  39
     22.1           INDEMNIFICATION......................................................................................  39

ARTICLE XXIII SUBLETTING AND ASSIGNMENT..................................................................................  40
     23.1           SUBLETTING AND ASSIGNMENT............................................................................  40
     23.2           ATTORNMENT...........................................................................................  41

ARTICLE XXIV REPORTING AND CERTIFICATION REQUIREMENTS....................................................................  41
     24.1           OFFICER'S CERTIFICATES; FINANCIAL STATEMENTS; BUDGETS; LESSOR'S ESTOPPEL CERTIFICATES AND COVENANTS..  41
     24.2           OPERATING BUDGET.....................................................................................  42
     24.3           CAPITAL BUDGET.......................................................................................  42

ARTICLE XXV LESSOR'S DEFAULT; CURE RIGHTS................................................................................  42
     25.1           LESSEE'S RIGHT TO CURE...............................................................................  42
     25.2           BREACH BY LESSOR.....................................................................................  42

ARTICLE XXVI NOTICES.....................................................................................................  43
     26.1           NOTICES..............................................................................................  43

ARTICLE XXVII MISCELLANEOUS PROVISIONS...................................................................................  43
     27.1           TRANSFER OF LICENSES.................................................................................  43
     27.2           EARLY TERMINATION RIGHTS; TERMINATION FEES...........................................................  43
     27.3           SUBSTITUTION OF HOTEL................................................................................  43
     27.4           COMPLIANCE WITH FRANCHISE AGREEMENT..................................................................  44
     27.5           LESSOR'S RIGHT TO INSPECT............................................................................  44
     27.6           CONVEYANCE BY LESSOR.................................................................................  44
     27.7           LESSOR MAY GRANT LIENS...............................................................................  44
     27.8           NON DISTURBANCE AGREEMENT............................................................................  45
     27.9           WAIVER OF PRESENTMENT, ETC...........................................................................  45
     27.10          MEMORANDUM OF LEASE..................................................................................  45
     27.11          USURY................................................................................................  45
     27.12          NO WAIVER............................................................................................  45
     27.13          REMEDIES CUMULATIVE..................................................................................  45
     27.14          ACCEPTANCE OF SURRENDER..............................................................................  45
     27.15          NO MERGER OF TITLE...................................................................................  45

---------------------
Lease Agreement

     27.16          QUIET ENJOYMENT......................................................................................  46
     27.17          BINDING EFFECT.......................................................................................  46
     27.18          ENTIRE AGREEMENT; NO OFFER...........................................................................  46
     27.19          SEVERABILITY.........................................................................................  46
     27.20          COUNTERPARTS.........................................................................................  46
     27.21          GOVERNING LAW........................................................................................  46
     27.22          RECITALS; HEADINGS...................................................................................  47
     27.23          SURVIVAL.............................................................................................  47
     27.24          EXHIBITS.............................................................................................  47

                                LIST OF EXHIBITS

EXHIBIT "A" - Property Description

EXHIBIT "B" - Rent Components and Terms

EXHIBIT "C" - Management Agreement

---------------------
Lease Agreement

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (hereinafter called "LEASE"), is made as of the _____ day of _____________, 2003, by and between _____________ LP, a Delaware limited partnership (hereinafter called "LESSOR"), and ASHFORD TRS CORPORATION, a Delaware corporation (hereinafter called "LESSEE"), and provides as follows:

                                  WITNESSETH:

         Lessor owns fee title to the Leased Property (as defined below);

         Lessor desires to lease to Lessee and Lessee desires to lease from Lessor, the Leased Property, pursuant to the terms and conditions of this Lease;

         NOW, THEREFORE, intending to be legally bound, Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property, as follows:

                                    ARTICLE I
                              LEASED PROPERTY; TERM

         1.1 LEASED PROPERTY. The Leased Property is comprised of Lessor's interest in that certain ______________ hotel located at ________________ and known as the "____________" as follows (collectively, "LEASED PROPERTY"):

         (a) the land and/or ground leasehold interests described in EXHIBIT "A" attached hereto and by reference incorporated herein (the "LAND");

         (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and offsite), parking areas and roadways appurtenant to such buildings and structures presently situated upon the Land (collectively, the "IMPROVEMENTS");

         (c) all easements, rights and appurtenances relating to the Land and the Improvements;

         (d) all equipment, machinery, fixtures, and other items of property required or incidental to the use of the Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "FIXTURES");

         (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the

-----------------------
Lease Agreement
operation of the Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

         (f) all existing occupancy leases within the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

         THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS, THE LIEN OF FINANCING INSTRUMENTS, MORTGAGES, DEEDS OF TRUST AND SECURITY DEEDS, AND INCLUDING OTHER MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

         1.2 TERM. The term of the Lease (the "TERM") shall commence on ____________ (the "COMMENCEMENT DATE") and shall end on ___________ (the "EXPIRATION DATE"), unless sooner terminated in accordance with the provisions hereof.

                                   ARTICLE II
                                   DEFINITIONS

         2.1 DEFINITIONS. For all purposes of this Lease, used in this Lease and not otherwise defined, shall except as otherwise expressly provided or unless the context otherwise requires, (a) the terms used in this Lease and not otherwise defined, shall have the meanings assigned to them in this ARTICLE II and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as are at the time applicable, (c) all references in this Lease to designated "Articles," "Sections" and other subparagraphs are to the designated Articles, Sections and other subparagraphs of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subparagraphs.

         ADDITIONAL CHARGES: As defined in SECTION 3.3.

         AFFILIATE: As used in this Lease the term "AFFILIATE" of a person shall mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, ten percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "PERSON" as used within this definition means and includes individuals, corporations, general and limited partnerships, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and

-----------------------
Lease Agreement
political subdivisions thereof. For the purposes of this definition, "CONTROL" (including the correlative meanings of the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

         AHT: Ashford Hospitality Trust, Inc., a Maryland corporation.

         AWARD: As defined in SECTION 15.1(c).

         BASE RATE: The rate of interest announced publicly by Citibank, N.A., in New York, New York, from time to time, as such bank's base rate. If no such rate is announced or becomes discontinued, then such other rate as Lessor may reasonably designate.

         BASE RENT: As defined in ARTICLE III.

         BEVERAGE SALES: Shall mean gross revenue from (i) the sale of wine, beer, liquor or other alcoholic beverages, whether sold in the bar or lounge, delivered to a guest room, sold at meetings or banquets or at any other location at the Leased Property, or (ii) non-alcoholic beverages sold in the bar or lounge. Such revenues shall not include the following:

         (a) Any gratuity or service charge added to a customer's bill or statement in lieu of a gratuity which is paid to an employee;

         (b) Any revenues that are subsequently credited, rebated or refunded in the ordinary course of business; and

         (c) Sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages.

         BUSINESS DAY: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which national banks in the City of Dallas, Texas, or in the municipality wherein the Leased Property is located are closed.

         CAPITAL BUDGET: As defined in SECTION 24.3.

         CAPITAL EXPENDITURES: Amounts expended to pay the costs of replacement and renewals to the FF&E of the Leased Property and Capital Improvements.

         CAPITAL EXPENDITURE RESERVE: As defined in SECTION 18.1(a).

         CAPITAL IMPROVEMENTS: Certain non-routine repairs and maintenance to the building(s) of the Leased Property which are normally capitalized under generally accepted accounting principles such as, but not limited to, exterior and interior repainting, resurfacing, building walls, floors, roofs and parking areas, and replacing folding walls and the like, and major repairs, alterations, improvements, renewals or replacement to the building structure of the Leased Property or to its mechanical, electrical, heating, ventilating, air conditioning, plumbing or vertical transportation systems.

-----------------------
Lease Agreement

         CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         CLAIMS: As defined in SECTION 12.1.

         CODE: The Internal Revenue Code of 1986, as amended.

         COMMENCEMENT DATE: The date set forth in SECTION 1.2 as the commencement date with respect to the Facility.

         CONDEMNATION: As defined in SECTION 15.1(a).

         CONDEMNOR: As defined in SECTION 15.1(d).

         CONSUMER PRICE INDEX: Consumer Price Index, published for Urban Consumers for the U.S. City Average for all Items, 1982-84 = 100 issued by the Bureau of Labor Statistics of the United States Department of Labor, as published in The Wall Street Journal.

         CPI ADJUSTMENT YEAR: The calendar year next following the year in which the Commencement Date occurs, if the Commencement Date occurs between January 1 and June 30, or the second calendar year following the year in which the Commencement Date occurs, if the Commencement Date occurs between July 1 and December 31.

         DATE OF TAKING: As defined in SECTION 15.1(b).

         ENCUMBRANCE: As defined in SECTION 27.7.

         ELIGIBLE INDEPENDENT CONTRACTOR: A management company that meets the following requirements:

         (a) The management company does not permit wagering activities to be conducted at or in connection with the Facility.

         (b) The management company does not own, directly or indirectly (within the meaning of Section 856(d)(5) of the Code), more than 35% of the outstanding stock of AHT.

         (c) No more than 35% of its partnership interest (in its assets or net profits) is owned, directly or indirectly (within the meaning of Section 856(d)(5) of the Code), by one or more Persons owning 35% (within the meaning of Section 856(d) of the Code) or more of the outstanding stock of AHT.

         (d) Neither AHT, the Lessor, nor the Lessee, derives any income from the management company or any of its subsidiaries.

         (e) At the time that the management company enters into a management agreement with the Lessee to operate the Leased Property, the management company (or any "RELATED PERSON" within the meaning of Section 856(d)(9)(F) of the Code) is

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

                  actively engaged in the trade or business of operating "qualified lodging facilities" within the meaning of Section 856(d)(9)(D) of the Code for any Person who is not a "related person" within the meaning of Section 856(d)(9)(F) of the Code with respect to AHT or the Lessee (an "UNRELATED PERSON"). For purposes of determining whether the requirement of this paragraph (e) has been met, a management company shall be treated as being "actively engaged" in such a trade or business if the management company (i) derives at least 10% of both its profits and revenue from operating "qualified lodging facilities" within the meaning of Section 856(d)(9)(D) of the Code for Unrelated Persons or (ii) complies with any regulations or other administrative guidance under Section 856(d)(9) of the Code that provide a "safe harbor" rule with respect to the amount of hotel management business with Unrelated Persons that is necessary to qualify as an "eligible independent contractor" within the meaning of such Code section.

                           A "qualified lodging facility" is defined in Section
                  856(d)(9)(D) of the Code and means a "Lodging Facility" (defined below), unless wagering activities are conducted at or in connection with such facility by any person who is engaged in the business of accepting wagers and who is fully authorized to engage in such business at or in connection with such facility. A "LODGING FACILITY" is a hotel, motel or other establishment more than one-half of the dwelling units in which are used on a transient basis, and includes customary amenities and facilities operated as party of, or associated with, the lodging facility so long as such amenities and facilities are customary for other properties of a comparable size and class owned by other owners unrelated to AHT.

         ENVIRONMENTAL AUTHORITY: Any department, agency or other body or component of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

         ENVIRONMENTAL AUTHORIZATION: Any license, permit, order, approval, consent, notice, registration, filing or other form of permission or authorization required under any Environmental Law.

         ENVIRONMENTAL LAWS: All applicable federal, state, local and foreign laws and regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, a Release or threatened Release of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

         ENVIRONMENTAL LIABILITIES: Any and all obligations to pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have

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                                       5
been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

         (a) Failure of Lessee, Lessor, any Predecessor or the Leased Property to comply at any time with all Environmental Laws;

         (b) Presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

         (c) A Release at any time of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

         (d) Identification of Lessee, Lessor or any Predecessor as a potentially responsible party under CERCLA or under any Environmental Law similar to CERCLA;

         (e) Presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

         (f) Any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

         EVENT OF DEFAULT: As defined in SECTION 16.1.

         EXPIRATION DATE: The date set forth in SECTION 1.2 as the expiration date with respect to the Facility.

         FACILITY: The hotel and/or other facility offering lodging and other services or amenities being operated or proposed to be operated on the Leased Property.

         FF&E: Shall mean all Fixtures, furniture, furnishings and equipment.

         FIFRA: The Federal Insecticide, Fungicide, and Rodenticide Act, as amended.

         FIRST ANNUAL GROSS REVENUES BREAK POINT: The amount of Gross Revenues for the applicable calendar quarter of the applicable Lease Year corresponding to such term as set forth on EXHIBIT "B".

         FIRST TIER GROSS REVENUE PERCENTAGE: The percentage corresponding to such term as set forth on EXHIBIT "B".

         FISCAL YEAR: The 12-month period from January 1 to December 31.

         FIXTURES: As defined in SECTION 1.1(d).

         FOOD SALES: Shall mean gross revenue from the sale, for on-site consumption, of food and non-alcohol beverages sold at the Leased Property, including in respect to guest rooms,

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

banquet rooms, meeting rooms and other similar rooms. Such revenues shall not include the following:

         (a)      Vending machine sales;

         (b) Any gratuities or service charges added to a customer's bill or statement in lieu of a gratuity which is paid to an employee;

         (c)      Non-alcoholic beverages sold from the bar or lounge;

         (d) Sales taxes or taxes of any other kind imposed on the sale of food or non-alcoholic beverages; and

         (e) Any revenues that are subsequently credited, refunded or rebated in the ordinary course of business.

         FRANCHISE AGREEMENT: Any franchise license agreement with a national franchisor under which the Facility is operated.

         FULL REPLACEMENT COST: As defined in SECTION 13.2.

         GAAP: GAAP shall mean, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or
(c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

         GOVERNMENT: The United States of America, any state, district or territory thereof, any foreign nation, any state, district, department, territory or other political division thereof, or any political subdivision of any of the foregoing.

         GROSS REVENUES: shall mean all revenues and receipts of every kind received from operating the Facility and all departments and parts thereof, including but not limited to, income from both cash and credit transactions, income from the rental of rooms, stores, offices, banquet rooms, conference rooms, exhibits or sale space of every kind, license, lease and concession fees and rentals (not including gross receipts of licensees, lessors and concessionaires), vending machines, health club membership fees, food and beverage sales, wholesale and retail sales of merchandise, service charges, and proceeds, if any, from business interruption or other loss of income insurance; provided, however, Gross Revenues shall not include (a) gratuities to the Facility' employees, (b) federal, state or municipal excise, sales or use taxes or similar impositions collected directly from customers, patrons or guests or included as part of the sales prices of any goods or services paid over to federal, state or municipal governments, (c) property insurance or condemnation proceeds (excluding proceeds from business interruption coverage), (d) proceeds from the sale or refinance of assets other than sales in the ordinary course of

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                                       7
business, (e) funds furnished by the Lessor, (f) judgments and awards, (g) the amount of all credits, rebates or refunds (which shall be deductions from Gross Revenues) to customers, patrons or guests, (h) the value of complimentary rooms, food and beverages, (i) interest income, (j) lease security deposits, and (k) items constituting "allowances" under the Uniform System.

         HAZARDOUS MATERIALS: All chemicals, pollutants, contaminants, wastes and toxic substances, including without limitation:

         (a) Solid or hazardous waste, as defined in RCRA or in any Environmental Law;

         (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

         (c)      Toxic substances, as defined in TSCA or in any Environmental
                  Law;

         (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law; and

         (e) Gasoline or any other petroleum product or byproduct, polychlorinated biphenols, asbestos and urea formaldehyde.

         IMPOSITIONS: Collectively, all taxes (including, without limitation, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or its business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), ground rents, water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay
(1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net revenue tax of Lessor or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof, or (4) any single business, gross receipts (other than a tax on any rent received by Lessor from Lessee), transaction, privilege or similar taxes as the same relate to or are imposed upon Lessor, except to the extent that any tax, assessment, tax levy or charge that Lessee is obligated to pay pursuant to the first sentence of this definition and that is in effect at any time during the Term hereof is totally or partially repealed, and a tax, assessment, tax levy or charge set forth in clause (1) or (2) is levied, assessed or imposed expressly in lieu thereof.

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                                       8

         IMPROVEMENTS: As defined in SECTION 1.1(B).

         INDEMNIFIED PARTY: Either Lessee Indemnified Party or a Lessor Indemnified Party.

         INDEMNIFYING PARTY: Any party obligated to indemnify an Indemnified Party pursuant to SECTIONS 8.3 OR 22.1.

         INSURANCE REQUIREMENTS: All terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

         INVENTORY: All "INVENTORIES OF MERCHANDISE" and "INVENTORIES OF SUPPLIES" as defined in the Uniform System and including any property of the type described in Section 1221(1) of the Code.

         LAND: As defined in SECTION 1.1(a).

         LEASE: This Lease Agreement.

         LEASE YEAR: Any 12-month period from January 1 through December 31 during the Term, or any shorter period at the beginning or end of the Term.

         LEASED PROPERTY: As defined in SECTION 1.1.

         LEGAL REQUIREMENTS: All federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use or alteration thereof (whether by Lessee or otherwise), whether or not hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations and regulations relating thereto and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

         LESSEE: The Lessee designated on this Lease and its respective permitted successors and assigns.

         LESSEE INDEMNIFIED PARTY: Lessee, any Affiliate of Lessee, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest (including a stockholder's interest) in Lessee, the officers, directors, stockholders, employees, agents and representatives of Lessee and any corporate stockholder, agent, or representative of Lessee, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

         LESSEE'S PERSONAL PROPERTY: As defined in SECTION 6.2.

         LESSOR: The Lessor designated on this Lease and its respective successors and assigns.

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                                       9

         LESSOR INDEMNIFIED PARTY: Lessor, any Affiliate of Lessor, including AHT, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessor, the officers, trustees, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and of any stockholder, partner, member, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, trustee, director, partner, member, stockholder, employee, agent or representative.

         LICENSES: As defined in SECTION 27.1.

         MANAGEMENT AGREEMENT: As defined in SECTION 19.3.

         MANAGER: As defined in SECTION 19.3.

         NOTICE: A notice given pursuant to ARTICLE XXVI.

         OFFICER'S CERTIFICATE: A certificate of Lessee signed by the chief financial officer or another officer authorized so to sign by the board of directors or by-laws of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

         OPERATING BUDGET: As defined in SECTION 24.2.

         OVERDUE RATE: On any date, a rate equal to the Base Rate plus 5% per annum, but in no event greater than the maximum rate then permitted under applicable law.

         PAYMENT DATE: Any due date for the payment of any installment of Base Rent.

         PERCENTAGE RENT: As defined in SECTION 3.1(b).

         PERIOD REVENUES COMPUTATION: As defined in SECTION 3.1(b).

         PERSON: Any Government, natural person, corporation, partnership or other legal entity.

         PREDECESSOR: Any Person whose liabilities arising under any Environmental Law have or may have been retained or assumed by Lessee, either contractually or by operation of law, relating to the Leased Property.

         PRIMARY INTENDED USE: As defined in SECTION 7.2(b).

         PROCEEDING: Any judicial action, suit or proceeding (whether civil or criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

         RCRA: The Resource Conservation and Recovery Act, as amended.

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

         REAL ESTATE TAXES: All real estate taxes, including general and special assessments, if any, which are imposed upon the Land, and any improvements thereon.

         REIT REQUIREMENTS: As defined in SECTION 19.1(a).

         RELEASE: A "Release" as defined in CERCLA or in any Environmental Law, unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

         RENT: As defined in SECTION 3.1.

         ROOM REVENUES: Shall mean gross revenue from the rental of guest rooms, whether to individuals, groups or transients, but excluding the following:

         (a) The amount of all credits, rebates or refunds to customers, guests or patrons;

         (b) All sales taxes or any other taxes imposed on the rental of such guest rooms; and

         (c) Any fees collected for amenities including, but not limited to: telephone, laundry, Internet, movies or concessions.

         SARA: The Superfund Amendments and Reauthorization Act of 1986, as amended.

         SECOND ANNUAL GROSS REVENUES BREAK POINT: The amount of Gross Revenues for the applicable calendar quarter of the applicable Lease Year corresponding to such term as set forth on EXHIBIT "B".

         SECOND TIER GROSS REVENUE PERCENTAGE: The percentage corresponding to such term as set forth on EXHIBIT "B".

         STATE: The State or Commonwealth of the United States in which the Leased Property is located.

         SUBSIDIARIES: One or more corporations in which Lessee owns, directly or indirectly, more than 50% of the voting stock or control, as applicable.

         TAKING: A taking or voluntary conveyance during the Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

         TERM: As defined in SECTION 1.2.

         THIRD TIER GROSS REVENUE PERCENTAGE: The percentage corresponding to such term as set forth on EXHIBIT "B".

         TSCA: The Toxic Substances Control Act, as amended.

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                                       11

         UNAVOIDABLE DELAY: Delays due to acts of God (including adverse weather conditions), acts of the state or federal government in its sovereign or contractual capacity, war, civil disturbance, riot or mob violence, terrorism, earthquake, flood, fire or other casualty, epidemic, quarantine restriction, labor strikes or lockout, freight embargo, or similar causes beyond the control of the parties hereto.

         UNECONOMIC FOR ITS PRIMARY INTENDED USE: A state or condition of the Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable rooms and projected revenues, such that Lessee intends to, and shall, complete the cessation of operations at the Leased Facility.

         UNIFORM SYSTEM: Shall mean the Uniform System of Accounts for the Lodging Industry, 9th Revised Edition, as may be modified from time to time by the International Association of Hospitality Accountants.

         UNSUITABLE FOR ITS PRIMARY INTENDED USE: A state or condition of the Facility such that, in the good faith judgment of Lessee, reasonably exercised and evidenced by the resolution of the board of directors or other governing body of Lessee, due to casualty damage or loss through Condemnation, the Facility cannot function as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel.

                                   ARTICLE III
                 BASE RENT; PERCENTAGE RENT; ADDITIONAL CHARGES

         3.1 RENT. Lessee will pay to Lessor, in lawful money of the United States of America which shall be legal tender for the payment of public and private debts, in immediately available funds, at Lessor's address set forth in
ARTICLE II hereof or at such other place or to such other Person, as Lessor from time to time may designate in a Notice, the following:

         (a) Base Rent: the annual amount of Base Rent set forth on EXHIBIT "B" (the "BASE RENT"), which shall be payable one-twelfth (1/12th) monthly in arrears on or before the first Business Day of the subsequent calendar month beginning on the date as set forth on EXHIBIT "B"; provided, however, that Base Rent shall be prorated as to any partial Lease Year; plus

         (b) Percentage Rent: an amount of percentage rent ("PERCENTAGE RENT"), calculated for each calendar quarter, equal to the Period Revenues Computation through the end of such calendar quarter for the applicable Lease Year less the amount of any Percentage Rent paid to date for any prior calendar quarter of the applicable Lease Year, which amount shall be payable on or before the fifteenth
(15th) day of the following calendar quarter, beginning on the date and as set forth on EXHIBIT "B".

         The term "PERIOD REVENUES COMPUTATION" as used herein shall mean the amount equal to the sum of, for the applicable Lease Year, (i) an amount equal to the First Tier Gross Revenue Percentage of all "Lease Year to date" Gross Revenues up to (but not exceeding) the First Annual Gross Revenues Break Point,
(ii) an amount equal to the Second Tier Gross Revenue Percentage of all "Lease Year to date" Gross Revenues

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

in excess of the First Annual Gross Revenues Break Point but not exceeding the Second Annual Gross Revenues Break Point, and (iii) an amount equal to the Third Tier Gross Revenue Percentage of all "Lease Year to date" Gross Revenues in excess of the Second Annual Gross Revenues Break Point.

         (c) Officer's Certificates. Additionally, an Officer's Certificate in form reasonably acceptable to Lessor shall be delivered to Lessor quarterly of each Lease Year during the Term with each Percentage Rent payment, setting forth the calculation of such rent payment for such quarter. Such quarterly payments shall be as set forth in SECTION 3.1(b).

         In addition, on or before January 25 of each year, commencing with January 25 first following the end of the Fiscal Year in which the Commencement Date occurs, Lessee shall deliver to Lessor an Officer's Certificate reasonably acceptable to Lessor setting forth the computation of Percentage Rent accrued and paid during the Fiscal Year that ended on the immediately preceding December
31. If the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such year, Lessee shall pay such excess to Lessor at the time such certificate is delivered. If the Percentage Rent actually due and payable for such Fiscal Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Fiscal Year, Lessor, at its option, shall reimburse such amount to Lessee or credit such amount against the following months' Rent payments.

         Any difference between the annual Percentage Rent due and payable for any Fiscal Year (as shown in the applicable Officer's Certificate or as adjusted pursuant to this SECTION 3.1(c)) and the total amount of quarterly payments for such Fiscal Year actually paid by Lessee as Percentage Rent, whether in favor of Lessor or Lessee, shall bear interest at the Overdue Rate, which interest shall accrue from the close of such Fiscal Year until the amount of such difference shall be paid or otherwise discharged. Any such interest payable to Lessor shall be deemed to be and shall be payable as Additional Charges.

         The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, and Lessee's good faith best estimate of the amount of any unresolved contractual allowances, shall be made not later than two years after such expiration or termination date, but Lessee shall advise Lessor within sixty (60) days after such expiration or termination date of Lessee's best estimate at that time of the approximate amount of such adjustments, which estimate shall not be binding on Lessee or have any legal effect whatsoever.

         (d) CPI Adjustments to Rent. For each Fiscal Year of the Term beginning on or after the CPI Adjustment Year, the Base Rent then in effect shall be adjusted from time to time beginning in the CPI Adjustment Year as follows:

         (1) The average Consumer Price Index for the most recently ended Fiscal Year shall be divided by the average Consumer Price Index for the immediately preceding Fiscal Year.

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

         (A) The new Base Rent for the then current Fiscal Year shall be the adjusted amount obtained by multiplying the Base Rent for the immediately preceding Fiscal Year by the quotient obtained in subparagraph (d)(1) above.

         By way of example, if the CPI Adjustment Year were 2002, the amount of Base Rent for the Fiscal Year commencing January 1, 2003 would be adjusted to reflect any change in the average Consumer Price Index from the Fiscal Year ended December 31, 2001 as compared to the Fiscal Year ended December 31, 2002. Base Rent for the Fiscal Year commencing January 1, 2004 would be the Base Rent applicable for the fiscal year ended December 31, 2003 as further adjusted to reflect any change in the average Consumer Price Index from December 31, 2003 as compared to December 31, 2002.

         Lessor shall calculate the annual adjustments as soon as reasonably possible after the Consumer Price Index becomes available and shall notify Lessee in writing of the amount of the annual adjustment, together with a copy of the computation showing the adjustment amount. Adjustments calculated as set forth above in the Base Rent shall be effective on January 1 of the Fiscal Year to which such adjusted amount apply. If Rent is paid in any Fiscal Year prior to the determination of the amount of any adjustment to Base Rent applicable for such Fiscal Year, payment adjustments for any shortfall in or overpayment of rent paid shall be made with the first Base Rent payment due after the amount of the adjustments are determined.

         The "AVERAGE CONSUMER PRICE INDEX" for any period shall be the average of the Consumer Price Index for each month during the period.

         (2) If (i) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (ii) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjustments to Rent hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

         (e) Capital Expenditures. The amounts funded to the Capital Expenditure Reserve shall be a credit to Rent payable hereunder.

         3.2 CONFIRMATION OF PERCENTAGE RENT. Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least four (4) years after the expiration of each Fiscal Year (and in any event until the reconciliation described in SECTION 3.1(c) for such Fiscal Year has been made), reasonably adequate records conforming to such accounting system showing all data necessary to compute Percentage Rent for the applicable Fiscal Years. Lessor, at its expense (except as provided hereinbelow), shall have the right from time to time by its accountants or representatives to audit the information that formed the basis for the data set forth in any Officer's Certificate provided under SECTION 3.1(c) and, in

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                                       14
connection with such audits, to examine all Lessee's records (including supporting data, franchisor reports and sales and excise tax returns) reasonably required to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. If any such audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of such audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any audit that is commenced more than two years after the date Percentage Rent for any Fiscal Year is reported by Lessee to Lessor, the deficiency, if any, with respect to such Percentage Rent shall bear interest at the Overdue Rate only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee, in which case interest at the Overdue Rate will accrue from the date such payment should have been made to the date of payment thereof. If any such audit discloses that the Percentage Rent actually due from Lessee for any Fiscal Year exceed those reported and paid by Lessee by more than 3%, Lessee shall pay the cost of such audit and examination. Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders. The obligations of Lessee contained in this Section shall survive the expiration or earlier termination of this Lease.

         3.3 ADDITIONAL CHARGES. In addition to the Base Rent and Percentage Rent, (a) Lessee also will pay and discharge as and when due and payable all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and (b) in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this SECTION 3.3, Lessee also will promptly pay and discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items (the items referred to in clauses (a) and (b) of this SECTION 3.3 being additional rent hereunder and being referred to herein collectively as the "ADDITIONAL CHARGES"), and Lessor shall have all legal, equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional Charges as in the case of non-payment of the Base Rent, including, but not limited to, the right, but not the obligation to pay such Additional Charges on behalf of the Lessee and to require reimbursement thereof by Lessee, together with interest thereon at the Overdue Rate. If any installment of Base Rent, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor on demand, as Additional Charges, a late charge (to the extent permitted by law) computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay same from monies received from Lessee.

         3.4 NET LEASE PROVISION. The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the installments of Base Rent, Percentage Rent and Additional Charges throughout the Term, all as more fully set forth in ARTICLE V, but subject to

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any other provisions of this Lease that expressly provide for adjustment or abatement of Rent or other charges or expressly provide that certain expenses or maintenance shall be paid or performed by Lessor.

         3.5 CONVERSION OF PROPERTY. If, during the Term, Lessee wishes to cease food and beverage operations or institute food and beverage operations at the Facility (all in accordance with the requirements of any applicable Franchise Agreement), Lessee shall give Notice of such desire to Lessor. If, during the Term, Lessor wishes (a) Lessee to cease food and beverage operations or to institute food and beverage operations at the Facility (all in accordance with the requirements of any applicable Franchise Agreement), or (b) to change the franchise affiliation of the Facility or to make substantial renovations to the Facility, Lessor shall give Notice thereof to Lessee. Following any such notice, Lessor and Lessee shall commence negotiations to adjust Rent to reflect the proposed renovation or change to the operation of the Facility, each acting reasonably and in good faith, and subject to Lessor's reasonable satisfaction that any Rent adjustment will not adversely affect AHT's status as a real estate investment trust under the Code. All other terms of this Lease will remain substantially the same. During negotiations, which shall not extend beyond sixty
(60) days, Lessee shall not "convert" the Facility and Lessor shall not change the franchise or commence substantial renovations and Lessee shall continue fulfilling its obligations under the existing terms of this Lease. If no agreement is reached after such 60-day period, Lessee or Lessor, as appropriate, shall withdraw such notice and this Lease shall continue in full force.

                                   ARTICLE IV
                                   IMPOSITIONS

         4.1 PAYMENT OF IMPOSITIONS. Subject to ARTICLE XII relating to permitted contests, Lessee will pay, or cause to be paid, all Impositions (other than Real Estate Taxes, which shall be paid by Lessor) before any fine, penalty, interest or cost may be added for non-payment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments and in such event, shall pay such installments during the Term hereof (subject to Lessee's right of contest pursuant to the provisions of ARTICLE XII) as the same respectively become due and before any fine, penalty, premium, further interest or cost may be added thereto. Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default

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shall have occurred and be continuing, any such refund shall be paid over to or retained by Lessor. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in ARTICLE XVI. Lessor and Lessee shall, upon request of the other, provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessee shall file all personal property tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property. Where Lessor is legally required to file personal property tax returns, Lessor shall provide Lessee with copies of assessment notices in sufficient time for Lessee to file a protest. Lessee may, upon notice to Lessor, at Lessee's option and at Lessee's sole expense, protest, appeal, or institute such other proceedings (in its or Lessor's name) as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments for those Impositions to be paid by Lessee, and Lessor, at Lessee's expense as aforesaid, shall fully cooperate with Lessee in such protest, appeal, or other action. Lessee hereby agrees to indemnify, defend, and hold harmless Lessor from and against any claims, obligations, and liabilities against or incurred by Lessor in connection with such cooperation. Billings for reimbursement of personal property taxes by Lessee to Lessor shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then go forward at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

         4.2 NOTICE OF IMPOSITIONS. To the extent Lessor is notified of any Impositions, Lessor shall give prompt Notice to Lessee of such Impositions payable by Lessee hereunder, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

         4.3 ADJUSTMENT OF IMPOSITIONS. Impositions imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

         4.4 UTILITY CHARGES. Lessee will be solely responsible for obtaining and maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the Leased Property during the Term.

                                    ARTICLE V
                            NO TERMINATION; ABATEMENT

         5.1 NO TERMINATION, ABATEMENT, ETC. Except as otherwise specifically provided in this Lease, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment

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

or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Property, or any portion thereof, or the interference with such use by any Person, corporation, partnership or other entity, or by reason of eviction by paramount title, (c) any claim which Lessee has or might have against Lessor by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, (d) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (e) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease other than by reason of an Event of Default.

         5.2 ABATEMENT PROCEDURES. In the event of a partial Taking as described in SECTION 15.5, the Lease shall not terminate, but the Base Rent shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within thirty (30) days after such partial Taking, the matter may be submitted by either party to a court of competent jurisdiction for resolution.

                                   ARTICLE VI
                       PERSONAL PROPERTY; LANDLORD'S LIEN

         6.1 OWNERSHIP OF THE LEASED PROPERTY. Lessee acknowledges that the Leased Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

         6.2 LESSEE'S PERSONAL PROPERTY. At all times during the Term, Lessee will maintain Inventory as is required to operate the Leased Property in the manner contemplated by this Lease. Lessee may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Improvements, any items of personal property (including Inventory) owned by Lessee (the "LESSEE'S PERSONAL PROPERTY"). Lessee may, subject to the conditions set forth herein, remove any of Lessee's Personal Property upon the expiration or any prior termination of the Term. All of Lessee's Personal Property, other than Inventory, not removed by Lessee within ten days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee,

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

without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by SECTION 9.1(d), including repair of all damage to the Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor.

         6.3 LESSOR'S LIEN. To the fullest extent permitted by applicable law, Lessor is granted a lien and security interest on all of Lessee's Personal Property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to Lessee's Personal Property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest to that of any non-Affiliate of Lessee which finances such Lessee's Personal Property or any non-Affiliate conditional seller of such Lessee's Personal Property, the terms and conditions of such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted.

                                   ARTICLE VII
                                 CONDITIONS; USE

         7.1 CONDITION OF THE LEASED PROPERTY. Lessee acknowledges receipt and delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. LESSEE IS LEASING THE LEASED PROPERTY "AS IS" IN ITS PRESENT CONDITION. LESSEE WAIVES ANY CLAIM OR ACTION AGAINST LESSOR IN RESPECT OF THE CONDITION OF THE LEASED PROPERTY. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Provided, however, to the extent permitted by law, Lessor hereby assigns to Lessee all of Lessor's rights to proceed against any predecessor in title other than Lessee for breaches of warranties or representations or for defects in the Leased Property. Lessor shall fully cooperate with Lessee in the prosecution of any such claim, in Lessor's or Lessee's name, all at Lessee's sole cost and expense. Lessee hereby agrees to indemnify, defend and hold harmless Lessor from and against any claims, obligations and liabilities against or incurred by Lessor in connection with such cooperation.

         7.2 USE OF THE LEASED PROPERTY.

         (a) Lessee covenants that it will proceed with all due diligence and will exercise its best efforts to obtain and to maintain all approvals needed to use and operate the Leased Property and the Facility under applicable local, state and federal law.

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

         (b) Lessee shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use or such other use as otherwise approved by Lessor (the "PRIMARY INTENDED USE"). Lessee shall not use the Leased Property or any portion thereof for any other use without the prior written consent of Lessor, which consent may be granted, denied or conditioned in Lessor's sole discretion. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation or increase the premium of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which may be prohibited by law or fire underwriter's regulations. Lessee shall, at its sole cost, comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property.

         (c) Subject to the provisions of ARTICLES XIV, XV, XXI and XXII, Lessee covenants and agrees that during the Term it will (1) operate or cause to operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply with all the provisions of the Franchise Agreement,
(3) not terminate or amend the Franchise Agreement (if applicable) without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and (5) will seek to maximize the gross revenues generated therefrom consistent with sound business practices.

         (d) Lessee shall not commit or suffer to be committed any waste on the Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

         (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof, except as necessary in the ordinary and prudent operation of the Facility on the Leased Property.

         7.3 LESSOR TO GRANT EASEMENTS, ETC. Lessor will, from time to time, so long as no Event of Default has occurred and is continuing, at the request of Lessee and at Lessee's cost and expense (but subject to the approval of Lessor, which approval shall not be unreasonably withheld or delayed), (a) grant easements and other rights in the nature of easements with respect to the Leased Property to third parties, (b) release existing easements or other rights in the nature of easements which are for the benefit of the Leased Property, (c) dedicate or transfer unimproved portions of the Leased Property for road, highway or other public purposes, (d) execute petitions to have the Leased Property annexed to any municipal corporation or utility district, (e) execute amendments to any covenants and restrictions affecting the Leased Property and
(f) execute and deliver to any person any instrument appropriate to confirm or effect such grants, releases, dedications, transfers, petitions and amendments (to the extent of its interests in the Leased Property), but only upon delivery to Lessor of an Officer's Certificate stating that such grant, release, dedication, transfer, petition or amendment is not detrimental to the proper

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

conduct of the business of Lessee on the Leased Property and does not materially reduce the value of the Leased Property.

                                  ARTICLE VIII
                         COMPLIANCE WITH APPLICABLE LAWS

         8.1 COMPLIANCE WITH LEGAL AND INSURANCE REQUIREMENTS, ETC. Subject to
SECTION 8.3(b) below and ARTICLE XII relating to permitted contests, and subject further to the obligations of Lessor with respect to Capital Improvements as set forth in SECTION 9.1(b), Lessee, at its expense, will promptly (a) comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and
(b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Property or any part thereof.

         8.2 LEGAL REQUIREMENT COVENANTS. Subject to SECTION 8.3(b) below, Lessee covenants and agrees that the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others. Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder. Lessee further covenants and agrees that Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such sub-tenants, invitees or others to so comply with all Legal Requirements). Lessee may, however, upon prior Notice to Lessor, contest the legality or applicability of any such Legal Requirement or any licensure or certification decision if Lessee maintains such action in good faith, with due diligence, without prejudice to Lessor's rights hereunder, and at Lessee's sole expense. If by the terms of any such Legal Requirement compliance therewith pending the prosecution of any such proceeding may legally be delayed without the incurrence of any lien, charge or liability of any kind against the Facility or Lessee's leasehold interest therein and without subjecting Lessee or Lessor to any liability, civil or criminal, for failure so to comply therewith, Lessee may delay compliance therewith until the final determination of such proceeding. If any lien, charge or civil or criminal liability would be incurred by reason of any such delay, Lessee, on the prior written consent of Lessor, which consent shall not be unreasonably withheld, may nonetheless contest as aforesaid and delay as aforesaid provided that such delay would not subject Lessor to criminal liability and Lessee both (a) furnishes to Lessor security reasonably satisfactory to Lessor against any loss or injury by reason of such contest or delay and (b) prosecutes the contest with due diligence and in good faith.

         8.3 ENVIRONMENTAL COVENANTS. Lessor and Lessee (in addition to, and not in diminution of, Lessee's covenants and undertakings in SECTIONS 8.1 AND 8.2 hereof) covenant and agree as follows:

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

         (a) At all times hereafter until such time as all liabilities, duties or obligations of Lessee to the Lessor under the Lease have been satisfied in full, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon unless caused by the acts or grossly negligent failures to act of Lessor. Lessee agrees to give Lessor written notice of the following, promptly after Lessee receives knowledge thereof: (1) all Environmental Liabilities; (2) all pending, threatened or anticipated Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property;
(3) all Releases at, on, in, under or in any way affecting the Leased Property, or any Release at, on, in or under any property adjacent to the Leased Property; and (4) all facts, events or conditions that could reasonably lead to the occurrence of any of the above-referenced matters.

         (b) Lessee hereby agrees to defend, indemnify and save harmless any and all Lessor Indemnified Parties from and against any and all Environmental Liabilities except to the extent caused by the willful misconduct or gross negligence of Lessor.

         (c) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities caused by the willful misconduct or gross negligence of Lessor.

         (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification hereunder the Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnified Party and approved by the Indemnifying Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless such counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgement.

         (e) At any time any Indemnified Party has reason to believe circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to Lessee stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or

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

which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

         (f) The indemnification rights and obligations provided for in this
ARTICLE VIII shall be in addition to any indemnification rights and obligations provided for elsewhere in this Lease.

         (g) The indemnification rights and obligations provided for in this
ARTICLE VIII shall survive the termination of this Lease.

         For purposes of this SECTION 8.3, all amounts for which any Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

         Notwithstanding anything to the contrary contained in this Lease, if Lessor shall become entitled to the possession of the Leased Property by virtue of the termination of the Lease or repossession of the Leased Property, then Lessor may assign its indemnification rights under SECTION 8.3 of this Lease (but not any other rights hereunder) to any Person to whom the Lessor subsequently transfers the Leased Property, subject to the following conditions and limitations, each of which shall be deemed to be incorporated into the terms of such assignment, whether or not specifically referred to therein:

         (1) The indemnification rights referred to in this section may be assigned only if a known Environmental Liability then exists or if a Proceeding is then pending or, to the knowledge of Lessee or Lessor, then threatened with respect to the Leased Property;

         (2) Such indemnification rights shall be limited to Environmental Liabilities relating to or specifically affecting the Leased Property; and

         (3) Any assignment of such indemnification rights shall be limited to the immediate transferee of Lessor, and shall not extend to any such transferee's successors or assigns.

                                   ARTICLE IX
                             MAINTENANCE AND REPAIRS

         9.1 MAINTENANCE AND REPAIR.

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

         (a) Except as provided in SECTION 9.1(b) or ARTICLES VIII OR XIV, Lessee, at its sole expense, will keep the Leased Property in good order and repair except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof), and, with reasonable promptness, make all necessary and appropriate repairs, replacements, and improvements thereto of every kind and nature, whether interior or exterior, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property. Lessee, however, shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use.

         (b) Except as set forth in ARTICLE XVIII of this Lease, Lessee shall be required to make (at the sole cost and expense of Lessor) all Capital Expenditures required in connection with (i) Emergency Situations, (ii) Legal Requirements, (iii) maintenance of the Franchise Agreement, (iv) the performance by Lessee of its obligations under this Lease, and (v) other additions to the Leased Property as it may reasonably deem appropriate and that are permitted hereunder during the Term.

         (c) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair, as would a prudent owner, during the entire Term of the Lease, to the extent required in SECTION 9.1(a)), or damage by casualty or Condemnation (subject to the obligations of Lessee to restore or repair as set forth in the Lease.)

         9.2 ENCROACHMENTS, RESTRICTIONS, ETC. If any of the Improvements, at any time, materially encroach upon any property, street or right-of-way adjacent to the Leased Property, or violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or impair the rights of others under any easement or right-of-way to which the Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment and in such case, in the event of an adverse final determination, either (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (b) make such changes in the Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Improvements, and in any event take all such actions as may be necessary

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

in order to be able to continue the operation of the Improvements for the Primary Intended Use substantially in the manner and to the extent the Improvements were operated prior to the assertion of such violation, impairment or encroachment. Any such alteration shall be made in conformity with the applicable requirements of ARTICLE X. Lessee's obligations under this SECTION
9.2 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance held by Lessor.

                                    ARTICLE X
                                   ALTERATIONS

         10.1 ALTERATIONS. Lessor shall have the right to make additions, modifications or improvements to the Leased Property from time to time as Lessor, in its discretion, may deem to be desirable for the permitted uses and purposes of the Leased Property, provided that such action will not significantly alter the character or purposes or significantly detract from the value or operating efficiency thereof and will not significantly impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee to comply with the provisions of this Lease. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessor, and all such additions, modifications and improvements shall, be included under the terms of this Lease and shall at all times be the property of Lessor.

                                   ARTICLE XI
                        PROHIBITED LIENS AND ENCUMBRANCES

         11.1 LIENS. Subject to the provision of ARTICLE XII relating to permitted contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) the matters, if any, included as exceptions in the title policy insuring Lessor's interest in the Leased Property, (c) restrictions, liens and other encumbrances which are consented to in writing by Lessor or any easements granted pursuant to the provisions of SECTION 7.3 of this Lease, (d) liens for those taxes upon Lessor which Lessee is not required to pay hereunder, (e) subleases permitted by ARTICLE XXIII hereof, (f) liens for Impositions or for sums resulting from noncompliance with Legal Requirements so long as (1) the same are not yet payable or are payable without the addition of any fine or penalty or (2) such liens are in the process of being contested as permitted by ARTICLE XII, (g) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due provided that (1) the payment of such sums shall not be postponed under any related contract for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or
(2) any such liens are in the process of being contested as permitted by ARTICLE XII hereof, and (h) any liens which are the responsibility of Lessor pursuant to the provisions of ARTICLE IV of this Lease.

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

                                   ARTICLE XII
                               PERMITTED CONTESTS

         12.1 PERMITTED CONTESTS. Lessee shall have the right to contest the amount or validity of any Imposition to be paid by Lessee or any Legal Requirement or Insurance Requirement or any lien, attachment, levy, encumbrance, charge or claim ("CLAIMS") not otherwise permitted by ARTICLE XI, by appropriate legal proceedings in good faith and with due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this ARTICLE XII provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust or security deed encumbering the Leased Property or any interest therein. Upon the request of Lessor, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company as trustee upon terms reasonably satisfactory to Lessor, as security for the payment of such Claims, money in an amount sufficient to pay the same, together with interest and penalties in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any lender of Lessor with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any Claims.

                                  ARTICLE XIII
                             INSURANCE REQUIREMENTS

         13.1 GENERAL INSURANCE REQUIREMENTS. During the Term of this Lease, Lessee and/or Lessor, as applicable shall at all times keep the Leased Property insured (or cause the Leased Property to be insured) with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to issue insurance in the State. The policies must name Lessor and/or Lessee, as the insured or as an additional named insured, as the case

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

may be. Losses shall be payable to Lessor or Lessee as provided in this Lease. Any loss adjustment shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor (with a copy to Lessee). The policies on the Leased Property, including the Improvements, Fixtures and Lessee's Personal Property, shall include:

         (a) To be paid for by Lessor as primary insured, with Lessee (lender, ground lessor, franchisor and/or Manager, as applicable) as additional insureds:

         (i) Building insurance on the "SPECIAL FORM" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts as determined by Lessor) in an amount not less than 100% of the then full replacement cost thereof (as defined in SECTION 13.2) or such other amount which is acceptable to Lessor, and personal property insurance on the "SPECIAL FORM" in the full amount of the replacement cost thereof;

         (ii) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Lessor from time to time;

         (iii) Personal property insurance on the "SPECIAL FORM" in the full amount of the replacement cost thereof for any personal property owned by Lessee;

         (iv) Loss of income insurance on the "SPECIAL FORM", in the amount of one year of the sum of Base Rent plus Percentage Rent (based on the last Lease Year of operation or, to the extent the Leased Property has not been operated for an entire 12-month Lease Year, based on prorated Percentage Rent) for the benefit of Lessor, and business interruption insurance on the "SPECIAL FORM" in the amount of one year of gross operating profit, for the benefit of Lessee;

         (v) Commercial general liability insurance, with amounts not less than $1,000,000 combined single limit for each occurrence and $2,000,000.00 for the aggregate of all occurrences within each policy year, as well as excess liability (umbrella) insurance with limited of at least $35,000,000 per occurrence, covering each of the following: bodily injury, death, or property damage liability per occurrence, personal and advertising injury, general aggregate, products and completed operations, with respect to Lessor, and "all risk legal liability" (including liquor law or "dram shop" liability if liquor or alcoholic beverages are served on the Leased Property) with respect to Lessor and Lessee;

         (b) To be paid for by Lessee for the benefit of Manager as primary insured, with Lessor and Lessee as additional insured:

         (i) Automobile insurance on vehicles operating in conjunction with the Facility with limits of liability of at least $1,000,000.00 combined, single limit coverage;

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

         (ii) Workers' compensation and employer's liability insurance as may be required under applicable laws to the extent necessary to protect Lessor, Lessee, and the Leased Property against workers' compensation claims covering all employees at the Facility, with such deductible limits or self insured retentions as may be established from time to time by Lessee and/or it's Manager;

         (iii) Fidelity bonds with limits and deductibles as may be reasonably requested by Lessor, covering Manager's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law; and

         (c) Such other insurance covering such other hazards and in such amounts as may be customary for comparable properties in the area of the Leased Property to be paid for and carried by Lessor or Lessee, as customary, and which is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably requested by Lessor.

         13.2 REPLACEMENT COST. The term "FULL REPLACEMENT COST" as used herein shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost (the then-replacement cost less such exclusions) has increased or decreased at any time during the Term, it shall have the right to have such full replacement cost re-determined.

         13.3 WAIVER OF SUBROGATION. All insurance policies carried by Lessor or Lessee covering the Leased Property, the Fixtures, the Facility or Lessee's Personal Property, including, without limitation, contents, fire and casualty insurance, shall expressly waive any right of subrogation on the part of the insurer against the other party. The parties hereto agree that their policies will include such waiver clause or endorsement so long as the same are obtainable without extra cost, and in the event of such an extra charge the other party, at its election, may pay the same, but shall not be obligated to do so.

         13.4 FORM SATISFACTORY, ETC. All of the policies of insurance referred to in this ARTICLE XIII shall be written in a form, with deductibles and by insurance companies satisfactory to Lessor and shall satisfy the requirements of the Franchise Agreement. Lessee shall pay all of the premiums required for any insurance required to be carried by Lessee hereunder, and shall deliver such policies or certificates thereof to Lessor prior to their effective date (and, with respect to any renewal policy, thirty (30) days prior to the expiration of the existing policy), and in the event of the failure by Lessee either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to Lessor at the times required, Lessor shall be entitled, but shall have no obligation, after ten (10) days' Notice to Lessee, to effect such insurance and pay the premiums therefor, and to be reimbursed for any premium or premiums upon written demand therefore. Each insurer mentioned in this ARTICLE XIII shall agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to Lessee, that it will give to Lessor ten (10) days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

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

         13.5 INCREASE IN LIMITS. If either Lessor or Lessee at any time deems the limits of the personal injury or property damage under the comprehensive commercial general liability insurance then carried to be either excessive or insufficient, Lessor or Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section.

         13.6 BLANKET POLICY. Notwithstanding anything to the contrary contained in this ARTICLE XIII, Lessee may bring the insurance provided for herein within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee; provided, however, that the coverage afforded to Lessor and Lessee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this ARTICLE XIII are otherwise satisfied.

         13.7 NO SEPARATE INSURANCE. Lessee shall not on Lessee's own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this ARTICLE XIII to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Lessee shall immediately notify Lessor that Lessee has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

                                   ARTICLE XIV
                               INSURANCE PROCEEDS

         14.1 INSURANCE PROCEEDS. Subject to the provisions of SECTION 14.6 and the terms of any lender mortgage, all proceeds payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by ARTICLE XIII of this Lease shall be paid to Lessor and held by Lessor in an interest-bearing account, shall be made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property, or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessor. If neither Lessor nor Lessee is required or elects to repair and restore, all insurance proceeds shall be retained by Lessor. All salvage resulting from any risk covered by insurance shall belong to Lessor.

         14.2 RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION COVERED BY INSURANCE.

         (a) Except as provided in SECTION 14.6, if during the Term the Leased Property is totally or partially destroyed by a risk covered by the insurance described in ARTICLE XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use,

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

Lessee shall be obligated, but only to the extent of any insurance proceeds made available to Lessee and any other sums advanced by Lessor pursuant to the next sentence, to restore the Facility to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease. If the insurance proceeds are not adequate to restore the Facility to that condition, each of Lessor and Lessee shall have the right to terminate this Lease, without in any way affecting any other leases in effect between Lessor and Lessee, by giving Notice to the other and all insurance proceeds shall be retained by Lessor; provided, however, that, if such termination is by Lessee, Lessor shall have the right, in its sole discretion, to nullify the termination and keep this Lease in full force by providing, within thirty (30) days after Lessee's Notice of termination, a Notice to Lessee of Lessor's unconditional, legally binding obligation to be responsible for all restoration costs in excess of the insurance proceeds. If this Lease is not terminated and Lessee restores the Facility, the insurance proceeds, and any other sums made available by Lessor as aforesaid, shall be paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess proceeds remaining after such restoration shall be retained by Lessor.

         (b) Notwithstanding the provisions of SECTION 14.2(a) above, if Lessee cannot within a reasonable time obtain all necessary government approvals, including building permits, licenses and conditional use permits, after diligent efforts to do so, to perform all required repair and restoration work and to operate the Facility for its Primary Intended Use in substantially the same manner as that existing immediately prior to such damage or destruction and otherwise in accordance with the terms of the Lease, either Lessor or Lessee may terminate this Lease by providing Notice to the other party, without in any way affecting any other Leases then in effect between Lessor and Lessee.

         14.3 RECONSTRUCTION IN THE EVENT OF DAMAGE OR DESTRUCTION NOT COVERED BY INSURANCE. Except as provided in SECTION 14.6, if during the Term the Facility is totally or materially destroyed by a risk not covered by the insurance described in ARTICLE XIII, whether or not such damage or destruction renders the Facility Unsuitable for its Primary Intended Use, the provisions of
SECTION 14.2 applicable to casualties for which insurance proceeds are inadequate shall govern.

         14.4 LESSEE'S PROPERTY. All insurance proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property shall be paid to Lessee; provided, however, no such payments shall diminish or reduce the insurance payments otherwise payable to or for the benefit of Lessor hereunder.

         14.5 ABATEMENT OF RENT. Any damage or destruction due to casualty notwithstanding, this Lease shall remain in full force and effect (unless otherwise terminated as set forth hereinabove) and Lessee's obligation to make rental payments and to pay Rent required by this Lease shall remain unabated by any damage or destruction which does not result in a reduction of Gross Revenues. If and to the extent that any damage or destruction results in a reduction of Gross Revenues which would otherwise be realizable from the operation of the Facility, then Lessor shall receive all loss of income insurance and Lessee shall have no obligation to pay Rent in excess of the amount of Percentage Rent, if any, realizable from Gross Revenues generated by the operation of the Leased Property during the existence of such damage or destruction.

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

         14.6 DAMAGE NEAR END OF TERM. Notwithstanding any provisions of SECTION
14.2 OR 14.3 appearing to the contrary, if damage to or destruction of the Facility unsuitable for its Primary Intended Use occurs during the last twenty-four (24) months of the Term, then Lessor shall have the right to terminate this Lease by giving written notice to Lessee within thirty (30) days after the date of damage or destruction, whereupon all accrued Rent shall be paid immediately, and this Lease shall automatically terminate five days after the date of such notice.

         14.7 WAIVER. Lessee hereby waives any statutory rights of termination that may arise by reason of any damage or destruction of the Facility that Lessor is obligated to restore or may restore under any of the provisions of this Lease.

         14.8 TERMINATION FEES. Notwithstanding anything appearing contrary in this ARTICLE XIV, if this Lease is terminated by Lessor by reason of damage to the Facility due to a casualty, then Lessor agrees to pay Lessee, within forty-five (45) says of said termination, the termination fees, as applicable, as set forth in Section 18.04 of the Management Agreement. No termination fees are payable in the event of Unavoidable Delay (except for a casualty as set forth hereinabove) or Condemnation.

                                   ARTICLE XV
                              CONDEMNATION; TAKING

         15.1 DEFINITIONS.

         (a) "CONDEMNATION" means a Taking resulting from (1) the exercise of any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

         (b) "DATE OF TAKING" means the date the Condemnor has the right to possession of the property being condemned.

         (c) "AWARD" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation.

         (d) "CONDEMNOR" means any public or quasi-public authority, or private corporation or individual, having the power of Condemnation.

         15.2 PARTIES' RIGHTS AND OBLIGATIONS. If during the Term there is any Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this ARTICLE XV.

         15.3 TOTAL TAKING. If title to the fee of the whole of the Leased Property is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, Lessee and Lessor shall each have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon

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

such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

         15.4 ALLOCATION OF AWARD. The total Award made with respect to the Leased Property in connection with a Total Taking shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease.

         15.5 PARTIAL TAKING. If title to less than the whole of the Leased Property is condemned, and the Leased Property is still suitable for its Primary Intended Use, and not Uneconomic for its Primary Intended Use, or if Lessee or Lessor is entitled but neither elects not to terminate this Lease as provided in
SECTION 15.3, Lessee at its cost shall with all reasonable dispatch, but only to the extent of any condemnation awards made available to Lessee and any other sums advanced by Lessor pursuant to the next sentence, restore the untaken portion of any Improvements so that such Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Improvements existing immediately prior to the Condemnation. If the condemnation awards are not adequate to restore the Facility to that condition, each of Lessor and Lessee shall have the right to terminate this Lease, without in any way affecting any other leases in effect between Lessor and Lessee, by giving Notice to the other; provided, however that, if such termination is by Lessee, Lessor shall have the right, in its sole discretion, to nullify the termination and keep this Lease in full force by providing, within thirty (30) days after Lessee's Notice of termination, a Notice to Lessee of Lessor's unconditional, legally binding obligation to be responsible for all restoration costs in excess of the condemnation awards. If this Lease is not terminated and Lessee restores the Facility, the condemnation awards, and any other sums made available by Lessor as aforesaid, subject to the terms of any lender mortgage, shall be held in trust by Lessor and paid out by Lessor from time to time for the reasonable costs of such restoration upon satisfaction of reasonable terms and conditions, and any excess awards remaining after such restoration shall be retained by Lessor unless the partial condemnation materially impairs the operations or financial performance of the Facility, in which latter event the award shall be equitably apportioned between Lessor and Lessee in proportion to the then fair market values of the respective estates and interests of Lessor and Lessee in and to the Leased Property and under this Lease.

         15.6 TEMPORARY TAKING. If the whole or any part of the Leased Property or of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the terms herein specified, the full amounts of the Base Rent, Percentage Rent and Additional Charges. In addition, the entire amount of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid to Lessee and, except for any portion thereof utilized for restoration, shall be deemed to be Gross Revenues for the purpose of calculating the Percentage Rent payable hereunder during such temporary taking. Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations

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

hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. Lessee covenants that upon the termination of any such period of temporary use or occupancy it will, at its sole cost and expense (subject to Lessor's contribution as set forth below), restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless (a) such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration, or (b) the condemnation award is inadequate to cover the costs of such restoration, in which case the provisions of SECTION 15.5 applicable to inadequate awards shall govern. If restoration is required in connection with such temporary taking and the condemnation award (together with any other sums Lessor elects, in its sole discretion, to advance) is adequate to pay the costs thereof, the provisions of
SECTION 15.5 shall govern the disbursement of the awards (and other sums, if applicable) and the disposition of any awards in excess of restoration costs. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court, if any, and Lessee shall fund the balance of such costs in advance of restoration in a manner reasonably satisfactory to Lessor.

                                   ARTICLE XVI
                      EVENTS OF DEFAULT; REMEDIES; DAMAGES

         16.1 EVENTS OF DEFAULT. If any one or more of the following events (individually, an "EVENT OF DEFAULT") occurs:

         (a) if Lessee fails to make payment of the Base Rent or Percentage Rent or Additional Charges when the same become due and payable for a period of ten
(10) days after receipt by the Lessee of Notice from the Lessor thereof;

         (b) if Lessee fails to observe or perform any term, covenant or condition of this Lease, other than the payment of Rent or Additional Rent, and such failure is not cured by Lessee within a period of thirty (30) days after receipt by the Lessee of Notice thereof from Lessor, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case it shall not be deemed an Event of Default if Lessee proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof provided, however, in no event shall such cure period extend beyond one hundred and twenty (120) days after such Notice; or

         (c) if the Lessee shall file a petition in bankruptcy or reorganization for an arrangement pursuant to any federal or state bankruptcy law or any similar federal or state law, or shall be adjudicated a bankrupt or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and the Lessee shall be adjudicated a bankrupt and such adjudication shall not be vacated or set aside or stayed within sixty (60) days after the entry of an order in respect thereof, or if a receiver of the Lessee or of the whole or substantially all of the assets of the Lessee shall be appointed in any proceeding brought by the Lessee or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against the Lessee and shall not be vacated or set aside or stayed within sixty (60) days after such appointment; or

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

         (d) if Lessee is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, permits the sale or divestiture of substantially all of its assets; or

         (e) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any proceeding (unless Lessee is contesting such lien or attachment in good faith in accordance with ARTICLE XII hereof); or

         (f) if, except as a result of and to the extent required by damage, destruction, partial or complete Condemnation or Unavoidable Delay, Lessee voluntarily ceases operations on the Leased Property for a period in excess of thirty (30) days; or

         (g) if: (A) an event of default has been declared by the franchisor under the Franchise Agreement with respect to the Facility on the Leased Premises as a result of any action or failure to act by Lessee or any Person with whom Lessee contracts for management services at the Facility, and (B) Lessee has failed, within thirty (30) days thereafter, to cure such default by either (1) curing the underlying default under the Franchise Agreement and paying all costs and expenses associated therewith, or (2) obtaining at Lessee's sole cost and expense a substitute franchise license agreement with a substitute franchisor acceptable to Lessor, on terms and conditions acceptable to Lessor; provided, however, that if Lessee is in good faith disputing an assertion of default by the franchisor or is proceeding diligently to cure such default, the 30-day period shall be extended for such period of time as Lessee continues to dispute such default in good faith or diligently proceeds to cure such default, so long as there is no period during which the Facility is not operated pursuant to a Franchise Agreement approved and/or executed by Lessor;

         then, and in any such event, Lessor may exercise one or more remedies available to it herein or at law or in equity, including, but not limited to, its right to terminate this Lease by giving Lessee not less than ten (10) days' Notice of such termination.

         If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

         No Event of Default (other than a failure to make a payment of money) shall be deemed to exist under clause (c) during any time the curing thereof is prevented by an Unavoidable Delay, provided that upon the cessation of such Unavoidable Delay, Lessee remedies such default or Event of Default without further delay.

         16.2 SURRENDER. If an Event of Default occurs (and the event giving rise to such Event of Default has not been cured within the curative period relating thereto as set forth in SECTION 16.1) and is continuing, whether or not this Lease has been terminated pursuant to SECTION 16.1, Lessee shall, if requested by Lessor so to do, immediately surrender to Lessor the Leased Property including, without limitation, any and all books, records, files, licenses, permits and keys relating thereto, and quit the same and Lessor may enter upon and repossess the Leased Property by reasonable force, summary proceedings, ejectment or otherwise, and may remove

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

Lessee and all other persons and any and all personal property from the Leased Property, subject to rights of any hotel guests and to any requirement of law. Lessee hereby waives any and all requirements of applicable laws for service of notice to re-enter the Leased Property. Lessor shall be under no obligation to, but may if it so chooses, relet the Leased Property or otherwise mitigate Lessor's damages, except unless otherwise required by applicable law.

         16.3 DAMAGES. Neither (a) the termination of this Lease, (b) the repossession of the Leased Property, (c) the failure of Lessor to relet the Leased Property, nor (d) the reletting of all or any portion thereof, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event of any such termination, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Property to and including the date of such termination.

         Lessee shall forthwith pay to Lessor, at Lessor's option, as and for liquidated and agreed current damages for Lessee's default, either:

         (1) Without termination of Lessee's right to possession of the Leased Property, each installment of Rent and other sums payable by Lessee to Lessor under the Lease as the same becomes due and payable, which Rent and other sums shall bear interest at the Overdue Rate, and Lessor may enforce, by action or otherwise, any other term or covenant of this Lease; or

         (2) the sum of:

         (A) the unpaid Rent which had been earned at the time of termination, repossession or reletting, and

         (B) the worth at the time of termination, repossession or reletting of the amount by which the unpaid Rent for the balance of the Term after the time of termination, repossession or reletting, exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, and

         (C) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things, would be likely to result therefrom. The worth at the time of termination, repossession or reletting of the amount referred to in subparagraph (B) is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of award plus 1%.

         Rent for the purposes of this SECTION 16.3 shall be a sum equal to (i) the average of the annual amounts of the greater of the Base Rent or Percentage Rent for the three Fiscal Years immediately preceding the Fiscal Year in which the termination, re-entry or repossession takes place, or (ii) if three Fiscal Years shall not have elapsed, the average of the greater of the Base Rent or Percentage Rent during the preceding Fiscal Years during which the Lease was in effect, or (iii) if one Fiscal Year has not elapsed, the amount derived by annualizing the greater of the Base Rent or Percentage Rent from the effective date of this Lease.

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

         16.4 WAIVER. If this Lease is terminated pursuant to SECTION 16.1, Lessee waives, to the extent permitted by applicable law, (a) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this ARTICLE XVI, and (b) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt and Lessor waives any right to "pierce the corporate veil" of Lessee other than to the extent funds shall have been inappropriately paid any Affiliate of Lessee following a default resulting in an Event of Default.

         16.5 APPLICATION OF FUNDS. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may determine or as may be prescribed by the laws of the State.

                                  ARTICLE XVII
                             LESSOR'S RIGHT TO CURE

         17.1 LESSOR'S RIGHT TO CURE LESSEE'S DEFAULT. If Lessee fails to make any payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement, and fails to cure the same within the relevant time periods provided in SECTION 16.1, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to SECTION 16.4, take all such action thereon as, in Lessor's opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this ARTICLE XVII shall survive the expiration or earlier termination of this Lease.

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

                                  ARTICLE XVIII
                           CAPITAL EXPENDITURE RESERVE

         18.1 CAPITAL EXPENDITURE RESERVE.

         (a) Lessee shall establish and fund from Gross Revenues, in respect of each Fiscal Year during the Term of this Lease, a reserve account on the Leased Property's books of account (the "CAPITAL EXPENDITURE RESERVE") to cover the cost of Capital Expenditures (which cost shall be paid by the Lessor); provided, however, that no Capital Expenditures shall be made to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in Section 856(d) of the Code. All Capital Improvements shall be owned by Lessor subject to the provisions of this Lease.

         (b) For each Fiscal Year, the Capital Expenditure Reserve shall be an amount equal to four percent (4%) of the Gross Revenues, or in such other amount as determined by Lessor.

         (c) All Capital Expenditures whether pursuant to the Capital Budget or otherwise for material structural components of the Facility involving expenditures of $1,000,000.00 or more, shall be subject to the approval of Lessor, which approval shall extend both to the plans and specifications (including matters of design and decor) and to the contracting and purchasing of all labor, services and materials. Lessor shall have the right to require competitive bidding of contracts for such Capital Improvements, review all bids and monitor costs, time, quality and performance. Except as set forth in SECTION 9.1(b) of this Lease, all Capital Expenditures shall be made by Lessor.

                                   ARTICLE XIX
                                REIT REQUIREMENTS

         19.1 REIT REQUIREMENTS.

         (a) Lessee understands that, in order for AHT to qualify as a REIT, the following requirements (the "REIT REQUIREMENTS") must be satisfied:

         (A) The average of the fair market values of Lessor's personal property that is leased to Lessee under a lease at the beginning and end of a calendar year cannot exceed 15% of the average of the aggregate fair market values of all of Lessor's property that is leased to Lessee under such lease at the beginning and end of such calendar year.

         (B) Lessee cannot sublet the property that is leased to it by Lessor, or enter into any similar arrangement, on any basis such that the rental or other amounts paid by the sublessee thereunder would be based, in whole or in part, on either (i) the net income or profits derived by the business activities of the sublessee or (ii) any other formula such that any portion of the rent paid by Lessee to Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code.

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

         (C) Lessee cannot sublease the property leased to it by Lessor to, or enter into any similar arrangement with, any person in which AHT owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code.

         (D) Lessee agrees to make an election to be, and to operate as a "TAXABLE REIT SUBSIDIARY" of AHT within the meaning of Section 856(l) of the Code.

         (E) No person can own, directly or indirectly, capital stock of AHT that exceeds the "LIMIT" (as defined in AHT's Charter, as amended and restated).

         (F) Lessee shall not (i) directly or indirectly operate or manage a "LODGING FACILITY" within the meaning of Section 856(d)(9)(D)(ii) of the Code or a "HEALTH CARE FACILITY" within the meaning of Section 856(e)(6)(D)(ii) or (ii) directly or indirectly provide to any other person (under a franchise, license, or otherwise) rights to any brand name under which any lodging facility or health care facility is operated; provided, however, that Lessee may provide such rights to Manager to operate or manage a lodging facility as long as such rights are held by Lessee as a franchisee, licensee, or in a similar capacity and such lodging facility is either owned by Lessee or is leased to Lessee by Lessor or one of its Affiliates.

         (b) Lessee agrees, and agrees to use reasonable efforts to cause its Affiliates, to use its best efforts to permit the REIT Requirements to be satisfied. Lessee agrees, and agrees to use reasonable efforts to cause its Affiliates, to cooperate in good faith with AHT and Lessor to ensure that the REIT Requirements are satisfied, including but not limited to, providing AHT with information about the ownership of Lessee, and its Affiliates to the extent that such information is reasonably available. Lessee agrees, and agrees to use reasonable efforts to cause its Affiliates, upon request by AHT, and, where appropriate, at AHT's expense, to take reasonable action necessary to ensure compliance with the REIT Requirements. Immediately after becoming aware that the REIT Requirements are not, or will not be, satisfied, Lessee shall notify, or use reasonable efforts to cause its Affiliates to notify, AHT of such noncompliance.

         19.2 LESSEE OFFICER AND EMPLOYEE LIMITATION. Anything contained in this Lease to the contrary notwithstanding, none of the officers or employees of the Lessee or any subsidiary of Lessee shall be officers or employees of Manager (or any Person who operates or manages the Leased Property). In addition, if a Person serves as both (a) a director of the Lessee or any subsidiary of Lessee and (b) a director and officer (or employee) of Manager (or any Person who operates or manages the Leased Property), that Person shall not receive any compensation for serving as a director of the Lessee or any subsidiary of Lessee. If a person serves as both (a) a director of Manager or any subsidiary of Manager (or any Person who operates or manages the Leased Property) and (b) a director and officer (or employee) of Lessee, that Person shall not receive any compensation for serving as a director of Manager.

         19.3 MANAGEMENT AGREEMENT. Lessee agrees that, in order to comply with certain of the REIT Requirements, it will, at all times during the Term, cause the Leased Property to be operated and managed by a management company ("MANAGER") that is an Eligible Independent Contractor. Effective as of the Commencement Date, the Lessee shall enter into a management agreement in the form of EXHIBIT "C" attached hereto (the "MANAGEMENT AGREEMENT") and Lessee shall provide Lessor with an executed copy thereof. Lessee may not amend, modify or

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

terminate the Management Agreement in any material respect or change the Manager without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall also provide Lessor with copies of any amendments or modifications to the Management Agreement which are entered into from time to time or any other management agreement. Lessor shall have the right to approve in advance any Manager.

                                   ARTICLE XX
                                  HOLDING OVER

         20.1 HOLDING OVER. If Lessee for any reason remains in possession of the Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the Base Rent and Percentage Rent payable with respect to the last Fiscal Year of the Term, (b) all Additional Charges accruing during the applicable month and
(c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE XXI
                                  RISK OF LOSS

         21.1 RISK OF LOSS. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Property in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee except as specifically provided in this Lease, and, Lessor shall in no event be answerable or accountable therefor, nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent except as specifically provided in this Lease.

                                  ARTICLE XXII
                                 INDEMNIFICATION

         22.1 INDEMNIFICATION. Notwithstanding the existence of any insurance, and without regard to the policy limits of any such insurance or self-insurance, but subject to ARTICLES VIII, XIV AND XV, Lessee will protect, indemnify, hold harmless and defend Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor Indemnified Parties by reason of: (a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any past, present or future use, misuse, non-use, condition, management, maintenance or repair by Lessee or any of its agents, employees or invitees of the Leased Property or Lessee's Personal Property or any litigation, proceeding or

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

claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, maintenance, or repair thereof by Lessee or any of its agents, employees or invitees, including any failure of Lessee or any of its agents, employees or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of Condemnation proceedings),
(c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (e) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

         Lessor shall indemnify, save harmless and defend Lessee Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of (a) the gross negligence or willful misconduct of Lessor arising in connection with this Lease or (b) any failure on the part of Lessor to perform or comply with any of its obligations under this Lease.

         Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. An Indemnifying Party, at its expense, shall contest, resist and defend any such claim, action or proceeding asserted or instituted against the Indemnified Party. The Indemnified Party, at its expense, shall be entitled to participate in any such claim, action, or proceeding, and the Indemnifying Party may not compromise or otherwise dispose of the same without the consent of the Indemnified Party, which may not be unreasonably withheld. Nothing herein shall be construed as indemnifying a Lessor Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

         Lessee's or Lessor's liability for a breach of the provisions of this
ARTICLE XXII shall survive any termination of this Lease.

                                  ARTICLE XXIII
                            SUBLETTING AND ASSIGNMENT

         23.1 SUBLETTING AND ASSIGNMENT. Subject to the provisions of ARTICLE XIX and SECTION 23.2 and any other express conditions or limitations set forth herein, Lessee may, but only with the prior written consent of Lessor which consent shall not be unreasonably withheld, (a) assign this Lease or sublet all or any part of the Leased Property to an Affiliate of Lessee, or (b) sublet any retail or restaurant portion of the Improvements in the normal course of the Primary Intended Use; provided that any subletting to any party other than an Affiliate of Lessee shall not individually as to any one such subletting, or in the aggregate, materially diminish the actual or potential Percentage Rent payable under this Lease. In the case of a subletting, the sublessee shall comply with the provisions of SECTION 23.2, and in the case of an assignment, the assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. In case of either an assignment or subletting made

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

during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance satisfactory to Lessor, shall be delivered promptly to Lessor.

         23.2 ATTORNMENT. Lessee shall insert in each sublease permitted under
SECTION 23.1 provisions to the effect that (a) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

                                  ARTICLE XXIV
                    REPORTING AND CERTIFICATION REQUIREMENTS

         24.1 OFFICER'S CERTIFICATES; FINANCIAL STATEMENTS; BUDGETS; LESSOR'S ESTOPPEL CERTIFICATES AND COVENANTS.

         (a) At any time and from time to time upon not less than twenty (20) days Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default exists thereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender and any prospective purchaser of the Leased Property.

         (b) Throughout the Term, Lessee will furnish to Lessor such historical financial information of Lessee and the Facility as Lessor may reasonably request and shall provide Lessor access to Lessee's books and records with respect thereto.

         (c) Within five (5) days of Lessee's receipt thereof, any inspection reports received from the franchisor under the Franchise Agreement.

         (d) At any time and from time to time upon not less than twenty (20) days notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's part hereunder, and such other information as may be reasonably requested by Lessee.

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

         24.2 OPERATING BUDGET. Not later than forty-five (45) days prior to the commencement of each Lease Year, Lessee, in consultation with the Manager, shall prepare and submit to Lessor an operating budget (the "OPERATING BUDGET") in form and substance reasonably satisfactory to Lessor, prepared in accordance with the requirements of this SECTION 24.2. The Operating Budget shall be prepared in accordance with the Uniform System to the extent applicable and show by month and quarter and for the year as a whole in the degree of detail specified by the Uniform System for monthly statements, and in accordance with the detail level of monthly financial statements, the following:

         (a) Lessee's reasonable estimate of Gross Revenues, Room Revenues, Food Sales and Beverage Sales (including room rates) for the Facility for the forthcoming Lease Year itemized on schedules on a monthly and quarterly basis as approved by Lessor and Lessee, together with the assumptions, in narrative form, forming the basis of such schedules;

         (b) A cash flow projection; and

         (c) Lessee's reasonable estimate for each quarter of the Lease Year of Percentage Rent.

         24.3 CAPITAL BUDGET. Not later than forty-five (45) days prior to the commencement of each Lease Year, Lessee shall prepare and submit to Lessor a capital improvement budget (the "CAPITAL BUDGET") prepared in accordance with the Uniform System to the extent applicable, and shall set forth the proposed Capital Expenditures for the ensuing Lease Year.

                                   ARTICLE XXV
                          LESSOR'S DEFAULT; CURE RIGHTS

         25.1 LESSEE'S RIGHT TO CURE. Subject to the provisions of SECTION 25.2, if Lessor breaches any covenant to be performed by it under this Lease, Lessee, after Notice to and demand upon Lessor, without waiving or releasing any obligation hereunder, and in addition to all other remedies available to Lessee, may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee, shall be paid by Lessor to Lessee on demand or, following entry of a final, nonappealable judgment against Lessor for such sums, may be offset by Lessee against the Base Rent payments next accruing or coming due. The rights of Lessee hereunder to cure and to secure payment from Lessor in accordance with this SECTION 25.1 shall survive the termination of this Lease with respect to the Leased Property.

         25.2 BREACH BY LESSOR. It shall be a breach of this Lease if Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty (30) days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed to continue if Lessor, within such 30-day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time

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

within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay.

                                  ARTICLE XXVI
                                     NOTICES

         26.1 NOTICES. All notices, demands, requests, consents approvals and other communications ("NOTICE" or "NOTICES") hereunder shall be in writing and personally served, mailed (by registered or certified mail, return receipt requested and postage prepaid) or sent by facsimile, addressed to Lessor at 14180 Dallas Parkway, Suite 900, Dallas, Texas 75254, Facsimile (972) 490-9605,
Attention: General Counsel, and addressed to Lessee at 14180 Dallas Parkway, Suite 700, Dallas, Texas 75254, Attention: Chief Financial Officer, Facsimile
(972) 490-9605, or to such other address or addresses as either party may hereafter designate. Personally delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of Notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                  ARTICLE XXVII
                            MISCELLANEOUS PROVISIONS

         27.1 TRANSFER OF LICENSES. Upon the expiration or earlier termination of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's nominee or designee all franchise agreements (if applicable), licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "LICENSES"), or
(ii) if such transfer is prohibited by law or Lessor otherwise elects, to cooperate with Lessor or Lessor's nominee in connection with the processing by Lessor or Lessor's nominee of any applications for, all Licenses; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's nominee.

         27.2 EARLY TERMINATION RIGHTS; TERMINATION FEES. Lessor may terminate the Lease as to any Leased Property prior to the Expiration Date by reason of a sale of the Facility, the Manager's failure to satisfy certain performance tests, or for convenience, as set forth in Section 2.03 of the Management Agreement (and pursuant to the notice requirements contained therein), provided Lessor pays to Lessee the termination fees as liquidated damages pursuant to the terms and conditions as set forth in Section 2.03 of the Management Agreement.

         The terms and conditions set forth in Section 2.03 of the Management Agreement are fully incorporated herein for all purposes as if fully set forth herein and shall survive termination of this Lease.

         27.3 SUBSTITUTION OF HOTEL. Notwithstanding the foregoing SECTION 27.2, in the event of a termination of this Lease with respect to the Hotel (as such term is defined in the Management Agreement) and in connection with such termination, a termination fee becomes payable by Lessor, Lessor may (in its sole and absolute discretion) avoid payment of such termination fee by substituting for the terminated Hotel within 120 days of such termination,

-----------------------
Lease Agreement
another hotel facility reasonably comparable in size, number of rooms, quality of franchise operation, market and geographical location, and gross revenues, to be governed by the terms and conditions of this Lease from and after the date of such substitution, and this Lease shall be amended accordingly. In the event of a substitution, any Rent and other charges payable under this Lease shall be suspended until the substitution is fully consummated.

         27.4 COMPLIANCE WITH FRANCHISE AGREEMENT. To the extent any of the provisions of the Franchise Agreement impose a greater obligation on Lessee than the corresponding provisions of this Lease, then Lessee shall be obligated to comply with the provisions of the Franchise Agreement except in regard to those obligations which are the responsibility of Lessor as provided herein. It is the intent of the parties hereto that Lessee shall comply in every respect with the provisions of the Franchise Agreement so as to avoid any default thereunder during the term of this Lease. Lessee shall not terminate, extend or enter into any modification of the Franchise Agreement (if applicable) without in each instance first obtaining Lessor's prior written consent. Lessor and Lessee agree to cooperate with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of the Franchise Agreement to Lessor (if applicable) or any designee of or any successor to Lessee (as applicable) upon the termination of this Lease. In the event of expiration or termination of a Franchise Agreement, for whatever reason, the Lessor will have the right, in its sole discretion, to approve and/or execute any new Franchise Agreement for the Facility. If, upon any expiration or earlier termination of this Lease (other than upon an Event of Default by Lessee), a Franchise Agreement remains in effect, or would but for such expiration or termination remain in effect, Lessor shall indemnify, defend and hold Lessee harmless with respect to the obligations and liabilities arising thereunder after the date of expiration or termination of this Lease.

         27.5 LESSOR'S RIGHT TO INSPECT. Lessee shall permit Lessor and its authorized representatives as frequently as reasonably requested by Lessor to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee, provided that Lessor shall not cause any interference with the operation of the Leased Property.

         27.6 CONVEYANCE BY LESSOR. If Lessor or any successor owner of the Leased Property conveys the Leased Property to a Person other than a wholly owned Affiliate of Lessor in accordance with the terms hereof other than as security for a debt, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner.

         27.7 LESSOR MAY GRANT LIENS. Without the consent of Lessee, Lessor may, subject to the terms and conditions set forth below in this SECTION 27.7, from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement ("ENCUMBRANCE") upon the Leased Property, or any portion thereof or interest therein, whether

-----------------------
Lease Agreement
to secure any borrowing or other means of financing or refinancing. Upon the request of Lessor, Lessee shall subordinate this Lease to the lien of a new mortgage on the Leased Property.

         27.8 NON DISTURBANCE AGREEMENT. Lessor agrees, subject to any restrictions or limitations imposed by any lender of Lessor, to execute in favor of Manager a non disturbance and attornment agreement in form and substance reasonably acceptable to Lessor and Manager.

         27.9 WAIVER OF PRESENTMENT, ETC. Lessee waives all presentments, demands for payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

         27.10 MEMORANDUM OF LEASE. Lessor and Lessee shall promptly upon the request of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

         27.11 USURY. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

         27.12 NO WAIVER. No failure by Lessor or Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

         27.13 REMEDIES CUMULATIVE. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

         27.14 ACCEPTANCE OF SURRENDER. No surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

         27.15 NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

-----------------------
Lease Agreement

         27.16 QUIET ENJOYMENT. So long as Lessee pays all Rent as the same becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein. Notwithstanding the foregoing, Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

         27.17 BINDING EFFECT. The covenants, terms, conditions, provisions and undertakings in this Lease shall extend to and be binding upon the heirs, personal representatives, executors, administrators and permitted successors and assigns of the respective parties hereto.

         27.18 ENTIRE AGREEMENT; NO OFFER. This Lease contains the entire agreement of Lessor and Lessee with respect to the subject matter hereof, and no representations, warranties, inducements, promises or agreements, oral or otherwise, between the parties not embodied in this Lease shall be of any force or effect. This Lease may be modified only by a written agreement executed by both parties with the same formalities as this Lease. All prior agreements or communications are and shall be merged into this Lease and shall have no force or effect. Neither any submission of this Lease by one party to the other, nor any correspondence or other communications between the parties in connection therewith, is intended or shall be deemed to constitute an offer of any kind or to create any obligations between the parties unless and until one or more duplicates of this Lease has been fully executed and delivered between the parties. Accordingly, any such submission or communications or correspondence between the parties or their respective agents or attorneys is intended only as non-binding discussions, and either party shall have the absolute right to withdraw from such discussions without any liability whatsoever to the other party.

         27.19 SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under applicable present or future Laws effective during the Term, the remainder of this Lease shall not be affected. In lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. Notwithstanding the foregoing, in the event any clause or provision of this Lease is illegal, invalid or unenforceable as aforesaid and the effect of such illegality, invalidity or unenforceability is that Lessor no longer has the substantial benefit of its bargain under this Lease, then, in such event, Lessor may in its discretion cancel and terminate this Lease upon providing at least ninety (90) days advance notice thereof to Lessee.

         27.20 COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

         27.21 GOVERNING LAW. THIS LEASE AND ITS INTERPRETATION, VALIDITY AND PERFORMANCE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS. IN THE EVENT ANY COURT OF LAW OF APPROPRIATE JUDICIAL

-----------------------
Lease Agreement

AUTHORITY SHALL HOLD OR DECLARE THAT THE LAW OF ANOTHER JURISDICTION IS APPLICABLE, THIS LEASE SHALL REMAIN ENFORCEABLE UNDER THE LAWS OF THE APPROPRIATE JURISDICTION. THE PARTIES HERETO AGREE THAT VENUE FOR ANY ACTION IN CONNECTION HEREWITH SHALL BE PROPER IN DALLAS COUNTY, TEXAS. EACH PARTY HERETO CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT SITUATED IN ANY OF SUCH LOCATIONS AND WAIVES ANY OBJECTION WHICH IT MAY HAVE PERTAINING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT.

         27.22 RECITALS; HEADINGS. The recitals set forth in this Lease are true and correct, and are incorporated herein by this reference. The use of headings, captions and numbers in this Lease is solely for the convenience of identifying and indexing the various paragraphs and shall in no event be considered in construing or interpreting any provision in this Lease.

         27.23 SURVIVAL. Notwithstanding anything to the contrary contained in this Lease, the provisions (including, without limitation, covenants, agreements, representations, warranties, obligations and liabilities described therein) of this Lease which from their sense and context are intended to survive the expiration or sooner termination of this Lease shall survive such expiration or sooner termination of this Lease and continue to be binding upon the applicable party.

         27.24 EXHIBITS. The exhibits referred to in, and attached to, this Lease are hereby incorporated in full by reference. Unless otherwise expressly provided in the exhibit or the body of this Lease, in the event of any conflict or inconsistency with the provisions contained in the body of this Lease and the exhibits, the provisions contained in the body of this Lease shall control.

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                           [SIGNATURE PAGES TO FOLLOW]

-----------------------
Lease Agreement

                                    "LESSOR"

                                    ___________________ LP, a
                                    Delaware limited partnership

                                    By: Ashford Properties General Partner LLC,
                                        a Delaware limited liability company,
                                        its general partner

                                    By: ________________________________________
                                            David A. Brooks
                                            Vice President

                                    "LESSEE"

                                    ASHFORD TRS CORPORATION, a Delaware
                                    corporation

                                    By: ________________________________________
                                            David J. Kimichik
                                            President

-----------------------
Lease Agreement

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

Exhibit A to

------------------------
Lease Agreement

                                   EXHIBIT "B"

                            RENT COMPONENTS AND TERMS

Partial Year, ending December 31, 2003:

A. Base Rent: $70,000, payable 1/2 monthly in arrears in the amount of $35,000, beginning November 1, 2003, PLUS

B. Percentage Rent: (a) an amount equal to 5% of the first $600,000 in year to date Gross Revenues, plus (b) an amount equal to 10% of all year to date Gross Revenues greater than $600,000 but less than $850,000, plus (c) an amount equal to 25% of all year to date Gross Revenues greater than $850,000.

Remainder of Lease Term:

A. Base Rent: The annual sum of $500,000 (as adjusted under Section 3.1(d)), payable 1/12th monthly in arrears beginning January 1, 2004.

B.   Percentage Rent:

1. First Quarter Percentage Rent Computation: (a) an amount equal to 7% of the first $750,000 in year to date Gross Revenues, plus (b) an amount equal to 30% of all year to date Gross Revenues greater than $750,000 but less than $925,000, plus (c) an amount equal to 25% of all year to date Gross Revenues greater than $925,000.

2. Second Quarter Percentage Rent Computation: (a) an amount equal to 7% of the first $1,500,000 in year to date Gross Revenues, plus (b) an amount equal to 30% of all year to date Gross Revenues greater than $1,500,000 but less than $1,850,000, plus (c) an amount equal to 25% of all year to date Gross Revenues greater than $1,850,000, less (d) all prior Percentage Rent payments made during the calendar year.

3. Third Quarter Percentage Rent Computation: (a) an amount equal to 7% of the first $2,250,000 in year to date Gross Revenues, plus (b) an amount equal to 30% of all year to date Gross Revenues greater than $2,250,000 but less than $2,775,000, plus (c) an amount equal to 25% of all year to date Gross Revenues greater than $2,775,000, less (d) all prior Percentage Rent payments made during the calendar year.

4. Fourth Quarter Percentage Rent Computation: (a) an amount equal to 7% of the first $3,000,000 in year to date Gross Revenues, plus (b) an amount equal to 30% of all year to date Gross Revenues greater than $3,000,000 but less than $3,700,000, plus (c) an amount equal to 25% of all year to date Gross Revenues greater than $3,700,000, less (d) all prior Percentage Rent payments made during the calendar year.

Exhibit B to

------------------------
Lease Agreement

                                   EXHIBIT "C"

                              MANAGEMENT AGREEMENT

         Amendment to Hotel Management Agreement dated ___________, 2003 executed by Ashford TRS Corporation, as Lessee, and Remington Lodging & Hospitality, L.P., as manager

                                    EXHIBIT "T"

                           FORM OF BORROWING REQUEST

Date: _____________________

To:   Credit Lyonnais New York Branch, as
      Administrative Agent
      The Credit Lyonnais Building
      1301 Avenue of the Americas
      New York, New York 10019
      Attention: Lodging Group

      Re: Credit Agreement dated as of February ____, 2004, among Ashford Hospitality Limited Partnership, Credit Lyonnais New York Branch, as Administrative Agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Syndication Agent, and certain lenders and guarantors from time to time party thereto (the "Credit Agreement")

Ladies and Gentlemen:

         In accordance with Section 2.03 of the Credit Agreement, this is to confirm our request given earlier today by telephone to [SPECIFY ADMINISTRATIVE AGENT REPRESENTATIVE AND PERSON IN LODGING GROUP] for the following Borrowing:

                  1.    Amount:

                  2.    Date of Borrowing:(1)

                  3.    Type of Borrowing: [BASE RATE BORROWING/LIBOR BORROWING]

                  [4.   Interest Period:(2)]

The funds disbursed under said Borrowing should be disbursed to the following account:

                  Name of bank:
                  Address:
                  ABA routing number:
                  Account number:
                  Contact person/phone number:
                  Credit/Reference advice:

Thank you.

                             ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                             By: Ashford OP General Partner LLC

                                 By: Ashford Hospitality Trust, Inc.

                                     By: _____________________________
                                         Name:
                                         Title:

-----------------------
(1) Must be a Business Day.

(2) In the case of a LIBOR Borrowing only.

                                  EXHIBIT "U"

                       FORM OF INTEREST ELECTION REQUEST

Date: _____________________

To:   Credit Lyonnais New York Branch, as
      Administrative Agent
      The Credit Lyonnais Building
      1301 Avenue of the Americas
      New York, New York 10019
      Attention: Lodging Group

      Re: Credit Agreement dated as of February ____, 2004, among Ashford Hospitality Limited Partnership, Credit Lyonnais New York Branch, as Administrative Agent, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as Syndication Agent, and certain lenders and guarantors from time to time party thereto (the "Credit Agreement")

Ladies and Gentlemen:

         In accordance with Section 2.07(b) of the Credit Agreement, this is to confirm our request given earlier today by telephone to [ADMINISTRATIVE AGENT REPRESENTATIVE] for the following interest rate election:

                  1.    The Borrowing to which this election request applies:(3)

                  2.    The effective date of this election:(4)

                  3.    Type of Borrowing: [BASE RATE BORROWING/LIBOR BORROWING]

                  [4.   Interest Period:(5)]

Thank you.

                                ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                                By: Ashford OP General Partner LLC

                                    By: Ashford Hospitality Trust, Inc.

                                          By: _____________________________
                                              Name:
                                              Title:

---------------------

(3) If different options are being elected with respect to different portions of the Borrowing, specify the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (3) and (4) shall be specified for each resulting Borrowing).

(4) Must be a Business Day.

(5) In the case of a LIBOR Borrowing only.

                                   EXHIBIT "V"

                                  FORM OF NOTE

                            See the attached document.

                                      NOTE

                                                             New York, New York

$____________                                                ___________, ______

         FOR VALUE RECEIVED, the undersigned, ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Maker"), hereby promises to pay to the order of _______________________ (the "Lender"), at the office of CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), at The Credit Lyonnais Building, 1301 Avenue of the Americas, New York, New York at the expiration of the Availability Period as defined in that certain Credit Agreement dated as of February 5, 2004 (as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement), among the Maker, the Guarantors from time to time party thereto, the lenders from time to time party thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc., as syndication agent, and the Administrative Agent, or earlier as provided for in the Credit Agreement, the lesser of the principal sum of _______________ DOLLARS ($______________) or the aggregate unpaid principal amount of all Loans to the Maker from the Lender pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

         The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest, from their due dates at a rate or rates determined as set forth in the Credit Agreement.

         The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever (except to the extent notices are specifically required by the terms of the Credit Agreement) and assents to extensions of time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

         This Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                                     ASHFORD HOSPITALITY LIMITED PARTNERSHIP

                                     By: Ashford OP General Partner LLC

                                         By: Ashford Hospitality Trust, Inc.

                                             By: _____________________________
                                             Name:
                                             Title:

                                Loans and Payment

          Amount and            Payments               Unpaid Principal        Name of Person
Date     Type of Loan      Principal/Interest          Balance of Note         Making Notation
----     ------------      ------------------          ---------------         ---------------

                                       3